UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09102

iShares, Inc.

(Exact name of registrant as specified in charter)

c/o BlackRock Fund Advisors 400 Howard Street, San Francisco, CA 94105
(Address of principal executive offices) (Zip code)

The Corporation Trust Incorporated

2405 York Road, Suite 201, Lutherville-Timonium, Maryland 21093

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: October 31, 2023

Date of reporting period: October 31, 2023

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

OCTOBER 31, 2023

2023 Annual Report

iShares, Inc.

•	iShares International High Yield Bond ETF | HYXU | Cboe BZX

•	iShares J.P. Morgan EM Corporate Bond ETF | CEMB | Cboe BZX

•	iShares J.P. Morgan EM High Yield Bond ETF | EMHY | Cboe BZX

•	iShares J.P. Morgan EM Local Currency Bond ETF | LEMB | NYSE Arca

•	iShares US & Intl High Yield Corp Bond ETF | GHYG | Cboe BZX

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended October 31, 2023. Significantly tighter monetary policy helped to rein in inflation, as the annual increase in the Consumer Price Index declined to its long-term average of approximately 3% in October 2023. Meanwhile, real economic growth proved more resilient than many investors anticipated. A moderating labor market also helped ease inflationary pressure, although wages continued to grow and unemployment rates touched the lowest levels in decades before rising slightly. This robust labor market powered further growth in consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were solid during the period, as the durability of consumer spending mitigated investors’ concerns about the economy’s trajectory. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. However, equity returns were uneven, as the performance of a few notable technology companies supported gains among large-capitalization U.S. stocks, while small-capitalization U.S. stocks declined overall. Meanwhile, international developed market equities advanced, and emerging market equities posted solid gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates six times during the 12-month period, but slowed and then paused its tightening later in the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for several pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again.

While we favor an overweight position in developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on Japanese stocks in the near term as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, euro area government bonds and gilts, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2023
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	1.39%	10.14%
U.S. small cap equities (Russell 2000® Index)	(5.29)	(8.56)
International equities (MSCI Europe, Australasia, Far East Index)	(7.88)	14.40
Emerging market equities (MSCI Emerging Markets Index)	(4.78)	10.80
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.63	4.77
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.70)	(3.25)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.13)	0.36
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.65)	2.64
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	0.02	6.23

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares, Inc.

Global Bond Market Overview

Global investment-grade bonds posted positive returns in the 12 months ended October 31, 2023 (the “reporting period”). The Bloomberg Global Aggregate Index, a broad measure of world bond market performance, returned 1.72% in U.S. Dollar terms for the reporting period. Income made a strong contribution to performance following an extended period of rising yields, outweighing the impact of falling prices. Lower-rated, higher-yielding market segments generally outperformed, and short-term debt outpaced longer-term issues. On the other hand, interest-rate sensitive investments—particularly developed-market government bonds—typically experienced weak relative performance.

The falling prices for government bonds reflected the global interest-rate backdrop. Persistent inflation compelled developed-market central banks to continue raising rates. While the pace of rate hikes slowed, investors began to anticipate that rates were likely to remain “higher for longer.” This trend was particularly evident in the United States, where stronger-than-expected growth prompted the markets to push out expectations for the central bank’s first rate cut. At the beginning of the period, the futures markets were indicating that the U.S. Federal Reserve’s (Fed’s) initial rate reduction would occur in the second half of 2023. In contrast, the expected timing had shifted to late 2024 by the end of October. Japan was a notable outlier compared to its developed-market peers, as the combination of lower relative inflation and tepid economic growth prompted the nation’s central bank to maintain a highly accommodative interest rate policy.

Credit-oriented market segments delivered generally positive performance and outpaced government debt. Investors appeared to be encouraged that the slowdown in global growth was less severe than expected. In addition, corporate earnings—while slowing—exceeded the depressed expectations that were in place in late 2022. These developments fueled a healthy appetite for risk among investors, leading to outperformance for lower-rated investment-grade corporates and high yield bonds.

Emerging markets debt also held up well versus developed market government issues. The category was helped by a robust contribution from income, as well as its lower interest-rate sensitivity in relation to higher-rated, developed market bonds. Additionally, emerging market central banks were seen as being closer to the point at which they could begin cutting rates than their larger peers. The asset class further benefited from the generally positive, “risk-on” tone that was in place for much of the period.

Currency movements had a meaningful impact on returns for bonds denominated in foreign currencies. The U.S. Dollar fell sharply in the first two months of the period due to the growing view that the Fed was set to move to a neutral policy, boosting returns for non-U.S. bonds. On the other hand, the Dollar’s rally from mid-July onward reversed all of its previous gains, weighing on returns for the international markets.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® International High Yield Bond ETF

Investment Objective

The iShares International High Yield Bond ETF (the “Fund”) seeks to track the investment results of an index composed of euro, British pound sterling and Canadian dollar-denominated, high yield corporate bonds, as represented by the Markit iBoxx® Global Developed Markets ex-US High Yield Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	16.06%	0.06%	0.02%	16.06%	0.29%	0.22%
Fund Market	15.66	0.19	0.03	15.66	0.94	0.26
Index	15.95	0.34	0.27	15.95	1.70	2.69

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$986.50	$2.00		$1,000.00	$1,023.20	$2.04		0.40%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2023 (continued)	iShares® International High Yield Bond ETF

Portfolio Management Commentary

Local-currency denominated high yield bonds were one of the few segments of the world fixed-income market to deliver a double-digit gain in the 12-month period. Several factors played a role in the category’s positive return, including its higher yield and lower degree of interest rate sensitivity, as well as the positive sentiment associated with better-than-expected economic growth – particularly in Europe. All countries represented in the Index logged gains, with the majority posting double-digit returns. In terms of performance contribution (which incorporates both weightings and total returns), Italy, the United Kingdom and Germany played the largest roles in the Index’s positive 12-month results.

The bulk of the gain for the Index occurred in the first three months of the reporting period, driven largely by a rally in foreign currencies against the U.S. Dollar. The weakness in the Dollar in this time reflected the prevailing view that the U.S. Federal Reserve was approaching the point at which it could shift to a neutral interest rate policy, making the currency less attractive for foreign investors. However, the upward move in non-U.S. developed market currencies subsequently stalled amid a growing consensus that the Fed would need to keep rates “higher for longer.” Much of the downturn in foreign currencies occurred from mid-July onward, causing the Index to finish the period below its previous high.

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Rating*	Percent of Total Investments(a)

Aaa	0.2%

Aa	0.2

Baa	4.1

Ba	47.3

B	31.2

Caa	3.4

Not Rated	13.6

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

Italy	15.8%

France	14.6

United States	14.1

United Kingdom	12.4

Germany	10.9

Spain	9.2

Sweden	3.8

Luxembourg	3.7

Greece	3.1

Netherlands	2.8

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® J.P. Morgan EM Corporate Bond ETF

Investment Objective

The iShares J.P. Morgan EM Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, emerging market corporate bonds, as represented by the J.P. Morgan CEMBI Broad Diversified Core Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	8.06%	1.39%	2.27%	8.06%	7.14%	25.18%

Fund Market	8.42	1.37	2.47	8.42	7.06	27.64

Index	8.61	1.68	2.73	8.61	8.70	30.89

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index Performance through May 31, 2017 reflects the performance of the Morningstar® Emerging Markets Corporate Bond IndexSM. Index performance beginning on June 1, 2017 reflects the performance of the J.P. Morgan CEMBI Broad Diversified Core Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$979.80	$2.50		$1,000.00	$1,022.70	$2.55		0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2023 (continued)	iShares® J.P. Morgan EM Corporate Bond ETF

Portfolio Management Commentary

Emerging market corporate bonds delivered a strong gain in the annual period and outperformed both emerging market government bonds and the broader global fixed-income markets.

Whereas many segments of the world bond market were negatively affected by continued interest rate increases by the U.S. Federal Reserve (Fed) and other major central banks, emerging market bonds were relatively insulated due to their lower interest rate sensitivity. The category also benefited from its higher yields, which contributed meaningfully to its total return. Emerging market debt was further helped by better-than-expected global growth and the concurrent improvement in investors’ appetite for risk. Together, these factors helped the asset class finish as one of the top performing categories in the global fixed-income market.

Additionally, emerging market central banks were generally expected to pursue less restrictive monetary policies than their developed market peers.

With this said, the bulk of the positive return for the Index was achieved in the first three months of the period, when risk assets benefited from elevated optimism about the interest rate outlook. The Index moved gradually lower over the remainder of the period, with the downturn gaining steam in August and September as reaccelerating inflation and geopolitical tensions dampened investors’ appetite for risk.

Mirroring a trend that was visible across the global fixed-income markets, lower-rated emerging market corporate bonds outperformed lower-rated issues over the full 12 months. Securities rated Caa by Moody’s were the top rated category, followed by those rated B, Ba, and Baa, respectively. Conversely, bonds rated A and Aa while posting gains, underperformed. At the issuer level, securities of China-related gambling companies performed well, as did those of energy producers.

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Rating*	Percent of Total Investments	(a)

Aaa	0.4%

Aa	8.2

A	18.9

Baa	33.8

Ba	12.8

B	6.9

Caa	2.2

C	0.8

Not Rated	16.0

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

China	9.8%

Brazil	5.1

United Arab Emirates	5.0

South Korea	4.8

Mexico	4.7

India	4.6

Saudi Arabia	4.6

Hong Kong	4.2

Colombia	4.2

Chile	3.9

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® J.P. Morgan EM High Yield Bond ETF

Investment Objective

The iShares J.P. Morgan EM HighYield Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, emerging market high yield sovereign and corporate bonds, as represented by the J.P. Morgan USD Emerging Markets High Yield Bond Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	11.82%	0.39%	2.04%	11.82%	1.97%	22.33%

Fund Market	12.51	0.42	2.06	12.51	2.14	22.63

Index	12.39	0.73	2.35	12.39	3.71	26.18

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through March 01, 2020 reflects the performance of the Morningstar Emerging Markets High Yield Bond IndexSM which terminated on April 01, 2020. Index performance beginning on March 02, 2020 reflects the performance of the J.P. Morgan USD Emerging Markets High Yield Bond Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,006.40	$2.53		$1,000.00	$1,022.70	$2.55		0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2023 (continued)	iShares® J.P. Morgan EM High Yield Bond ETF

Portfolio Management Commentary

Emerging market bonds posted positive returns and strongly outperformed developed-market government debt in the 12-month reporting period.

Whereas many segments of the world bond market were hurt by continued interest rate increases by the U.S. Federal Reserve (Fed) and other major central banks, emerging market bonds were relatively insulated due to their lower interest rate sensitivity. The category also benefited from its higher yields, which contributed meaningfully to its total return. Emerging market debt was further helped by better-than-expected global growth and the concurrent improvement in investors’ appetite for risk. In addition, emerging market central banks were generally expected to pursue less restrictive monetary policies than their developed market peers. Together, these factors helped the asset class finish as one of the top performing categories in the global fixed-income market.

Mirroring a trend that was visible across the global fixed-income markets, lower-rated emerging market bonds outperformed lower-rated issues over the full 12 month. Securities rated either Caa or below Caa by Moody’s were the top rated category in the emerging markets, followed by those rated B, Ba, and Baa, respectively. Conversely, bonds rated A, Aa, and Aaa, while posting gains, underperformed. Since nearly all of the Index constituents are rated Baa or below, the Index was well positioned for healthy performance.

The Index includes both government and corporate issues. Each category finished with a double-digit gain, with government issues providing a modest performance advantage. While most individual countries represented in the Index registered positive returns, the largest contributions came from Turkey, Argentina, and Colombia. Securities of issuers based in Hong Kong, Nigeria and Ghana also delivered robust gains. On the other hand, Brazil, Mexico and Egypt were among the notable laggards.

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Rating*	Percent of Total Investments	(a)

Aaa	0.1%

Aa	0.2

Baa	9.8

Ba	34.8

B	28.6

Caa	6.7

Ca	1.9

C	0.6

Not Rated	17.3

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

Brazil	13.6%

Turkey	13.4

Mexico	8.5

Colombia	7.4

South Africa	4.0

Oman	3.8

Argentina	3.6

Dominican Republic	3.5

United Arab Emirates	2.8

Bahrain	2.8

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® J.P. Morgan EM Local Currency Bond ETF

Investment Objective

The iShares J.P. Morgan EM Local Currency Bond ETF (the “Fund”) seeks to track the investment results of an index composed of local currency denominated, emerging market sovereign bonds, as represented by the J.P. Morgan GBI-EM Global Diversified 15% Cap 4.5% Floor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	8.92%	(1.90)%	(2.12)%	8.92%	(9.15)%	(19.30)%

Fund Market	7.78	(2.04)	(2.14)	7.78	(9.80)	(19.44)

Index	10.89	(1.27)	(1.48)	10.89	(6.21)	(13.90)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through May 31, 2017 reflects the performance of the Bloomberg Emerging Markets Broad Local Currency Bond Index. Index performance beginning on June 1, 2017 reflects the performance of the J.P. Morgan GBI-EM Global Diversified 15% Cap 4.5% Floor Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$956.60	$1.48		$1,000.00	$1,023.70	$1.53		0.30%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of October 31, 2023 (continued)	iShares® J.P. Morgan EM Local Currency Bond ETF

Portfolio Management Commentary

Emerging market sovereign bonds posted positive returns and strongly outperformed developed-market government debt in the 12-month reporting period.

Whereas many segments of the world bond market were hurt by continued interest rate increases by the U.S. Federal Reserve (Fed) and other major central banks, emerging market bonds were relatively insulated due to their lower interest rate sensitivity. The category also benefited from its higher yields, which contributed meaningfully to its total return. Emerging market debt further benefited from better-than-expected global growth and the concurrent improvement in investors’ appetite for risk. In addition, emerging market central banks were generally expected to pursue less restrictive monetary policies than their developed market peers. Together, these factors helped the asset class finish as one of the top performing categories in the global fixed-income market.

Emerging market bonds denominated in local currencies outperformed those issued in U.S. Dollars. Emerging market currencies rallied in the first three months of the reporting period, reflecting the prevailing view that the Fed was approaching the point at which it could shift to a neutral interest rate policy. Currencies generally traded in a broad range from March onward as investors shifted to the stance that the Fed would need to keep rates “higher for longer.” However , they finished in positive territory as a group on the strength of their earlier gains.

The majority of the countries represented in the Index produced positive returns over the past 12 months, with Turkey and Egypt among the notable exceptions. A number of European countries outpaced the broader market, as concerns eased about the economic impact of war and the potential for constricted energy supplies. Hungary and Poland were particularly strong performers. Latin America was another source of relative strength, led by Colombia and Brazil. The Asian markets lagged as a group, largely as a result of depressed sentiment caused by China’s weaker-than-expected reopening following its COVID-19 lockdowns.

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Rating*	Percent of Total Investments	(a)

Aa	3.9%

A	5.3

Baa	22.5

Ba	10.5

C	1.4

Not Rated	56.4

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

China	15.4%

Indonesia	6.3

Mexico	6.0

Malaysia	5.0

Brazil	4.9

Poland	4.7

Thailand	4.7

Hungary	4.7

Czech Republic	4.6

Chile	4.6

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® US & Intl High Yield Corp Bond ETF

Investment Objective

The iShares US & Intl HighYield Corp Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar, euro, British pound sterling and Canadian dollar-denominated, high yield corporate bonds, as represented by the Markit iBoxx® Global Developed Markets High Yield Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	7.93%	1.72%	2.22%	7.93%	8.90%	24.61%

Fund Market	8.16	1.73	2.19	8.16	8.93	24.22

Index	8.21	1.87	2.38	8.21	9.71	26.55

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$991.40	$2.01		$1,000.00	$1,023.20	$2.04		0.40%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of October 31, 2023 (continued)	iShares® US & Intl High Yield Corp Bond ETF

Portfolio Management Commentary

Local-currency denominated high yield bonds performed well and were one of the few segments of the fixed-income market to deliver a positive, double-digit return in the 12-month period. Several factors combined to help the category finish with positive returns, including its higher yield and lower degree of interest rate sensitivity, as well as the positive sentiment associated with better-than-expected economic growth.

Nearly all countries represented in the Index logged gains, with the majority posting double-digit returns. In terms of performance contribution (which incorporates both weightings and total returns), Italy, the United Kingdom, and Germany played key roles in the Index’s positive 12-month results. The United States—the largest country in the Index by a wide margin—produced a positive return but failed to keep pace with the majority of the countries in Europe and Asia.

The bulk of the gain for the Index occurred in the first three months of the reporting period, driven largely by the benefit that the rally in foreign currencies against the U.S. Dollar had on the non-U.S. portion of the portfolio in this time. The weakness in the Dollar reflected the prevailing view that the U.S. Federal Reserve was approaching the point at which it could shift to a neutral interest rate policy, making the currency less attractive for foreign investors. However, the upward move in non-U.S. developed market currencies subsequently stalled amid a growing consensus that the Fed would need to keep rates “higher for longer.” Much of the downturn in foreign currencies occurred from mid-July onward, causing the Index to finish the period below its previous high.

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Rating*	Percent of Total Investments	(a)

Baa	2.4%

Ba	42.6

B	42.0

Caa	8.0

Ca	0.1

Not Rated	4.9

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

United States	65.3%

United Kingdom	5.6

France	4.6

Italy	4.5

Germany	3.4

Canada	3.4

Spain	2.5

Luxembourg	1.5

Netherlands	1.5

Israel	1.4

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	15

Schedule of Investments October 31, 2023	iShares® International High Yield Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Corporate Bonds & Notes

Austria — 0.5%
ams-OSRAM AG, 6.00%, 07/31/25 (Call 11/30/23)(a)	EUR	100	$103,654
Benteler International AG, 9.38%, 05/15/28 (Call 05/15/25)(a)	EUR	100	106,415

			210,069

Belgium — 0.2%
Telenet Finance Luxembourg Notes Sarl, 3.50%, 03/01/28 (Call 11/10/23)(a)	EUR	100	95,944

Canada — 1.6%
Air Canada, 4.63%, 08/15/29 (Call 02/15/26)(b)	CAD	300	188,480
Mattamy Group Corp., 4.63%, 03/01/28 (Call 11/10/23)(a)	CAD	50	31,071
Parkland Corp.
3.88%, 06/16/26 (Call 11/10/23)(b)	CAD	150	99,924
4.38%, 03/26/29 (Call 03/26/24)	CAD	75	47,006
Primo Water Holdings Inc., 3.88%, 10/31/28 (Call 11/10/23)(a)	EUR	100	92,362
Southern Pacific Resource Corp., 8.75%, 01/25/18(b)(c)(d)(e)	CAD	50	—
Tamarack Valley Energy Ltd., 7.25%, 05/10/27 (Call 05/10/24)(b)	CAD	25	17,158
Videotron Ltd.
3.13%, 01/15/31 (Call 01/15/26)	CAD	100	55,296
3.63%, 06/15/28 (Call 06/15/24)(b)	CAD	150	93,118
4.50%, 01/15/30 (Call 10/15/24)	CAD	150	93,040

			717,455

Cyprus — 0.2%
Bank of Cyprus PCL, 2.50%, 06/24/27 (Call 06/24/26)(a)(f)	EUR	100	94,393

Czech Republic — 0.2%
Allwyn Entertainment Financing U.K. PLC, 7.25%, 04/30/30 (Call 04/30/26)(a)	EUR	100	105,102

Finland — 0.2%
Citycon Treasury BV, 1.25%, 09/08/26 (Call 06/08/26)(a)	EUR	100	89,658

France — 14.1%
Adevinta ASA
2.63%, 11/15/25 (Call 11/10/23)(a)	EUR	100	102,588
3.00%, 11/15/27 (Call 11/15/23)(a)	EUR	100	100,689
Altice France SA, 2.13%, 02/15/25 (Call 11/30/23)(a)	EUR	150	147,032
Altice France SA/France
2.50%, 01/15/25 (Call 11/10/23)(a)	EUR	100	98,355
3.38%, 01/15/28 (Call 11/10/23)(a)	EUR	100	76,022
4.13%, 01/15/29 (Call 11/30/23)(a)	EUR	100	75,540
4.25%, 10/15/29 (Call 10/15/24)(a)	EUR	100	74,471
5.88%, 02/01/27 (Call 11/10/23)(a)	EUR	100	87,466
Atos SE
1.00%, 11/12/29 (Call 08/12/29)(a)	EUR	200	95,149
1.75%, 05/07/25 (Call 02/07/25)(a)	EUR	100	70,176
Banijay Entertainment SASU, 7.00%, 05/01/29 (Call 11/01/25)(a)	EUR	100	104,303
Banijay Group SAS, 6.50%, 03/01/26 (Call 11/30/23)(a)	EUR	100	104,181
CAB SELAS, 3.38%, 02/01/28 (Call 02/01/24)(a)	EUR	200	175,951
Casino Guichard Perrachon SA
5.25%, 04/15/27 (Call 11/10/23)(a)(c)(e)	EUR	100	1,145
6.63%, 01/15/26 (Call 11/10/23)(a)(c)(e)	EUR	100	1,093
CGG SA, 7.75%, 04/01/27 (Call 04/01/24)(a)	EUR	100	93,101

Security		Par (000)	Value

France (continued)
Chrome Bidco SASU, 3.50%, 05/31/28 (Call 05/31/24)(a)	EUR	100	$85,407
Chrome Holdco SASU, 5.00%, 05/31/29 (Call 05/31/24)(a)	EUR	100	76,014
Elis SA
1.63%, 04/03/28 (Call 01/03/28)(a)	EUR	100	93,168
2.88%, 02/15/26 (Call 11/15/25)(a)	EUR	100	101,482
4.13%, 05/24/27 (Call 02/24/27)(a)	EUR	100	103,522
Emeria SASU, 7.75%, 03/31/28 (Call 02/07/25)(a)	EUR	100	96,711
Faurecia SE
2.38%, 06/15/27 (Call 11/10/23)(a)	EUR	100	93,984
2.63%, 06/15/25 (Call 11/30/23)(a)	EUR	100	101,894
2.75%, 02/15/27 (Call 02/15/24)(a)	EUR	225	215,655
3.13%, 06/15/26 (Call 11/30/23)(a)	EUR	200	198,537
3.75%, 06/15/28 (Call 11/30/23)(a)	EUR	200	191,771
7.25%, 06/15/26 (Call 11/15/24)(a)	EUR	100	108,815
Iliad Holding SASU
5.13%, 10/15/26 (Call 11/10/23)(a)	EUR	150	153,462
5.63%, 10/15/28 (Call 10/15/24)(a)	EUR	100	99,622
iliad SA
1.88%, 04/25/25 (Call 01/25/25)(a)	EUR	200	201,979
1.88%, 02/11/28 (Call 11/11/27)(a)	EUR	100	90,042
2.38%, 06/17/26 (Call 03/17/26)(a)	EUR	100	98,387
5.38%, 06/14/27 (Call 03/14/27)(a)	EUR	100	103,974
5.63%, 02/15/30 (Call 11/15/29)(a)	EUR	100	101,178
IPD 3 BV, 8.00%, 06/15/28 (Call 06/15/25)(a)	EUR	100	106,282
La Financiere Atalian SASU, 4.00%, 05/15/24 (Call 11/10/23)(a)	EUR	100	82,697
Loxam SAS
2.88%, 04/15/26 (Call 11/10/23)(a)	EUR	100	96,758
3.25%, 01/14/25 (Call 11/10/23)(a)	EUR	125	128,778
6.38%, 05/15/28 (Call 05/15/25)(a)	EUR	100	102,690
Paprec Holding SA, 4.00%, 03/31/25 (Call 11/10/23)(a)	EUR	100	104,135
Parts Europe SA, 6.50%, 07/16/25 (Call 11/30/23)(a)	EUR	100	105,476
Picard Groupe SAS, 3.88%, 07/01/26 (Call 12/12/23)(a)	EUR	200	193,917
RCI Banque SA, 2.63%, 02/18/30 (Call 02/18/25)(a)(f)	EUR	100	99,001
Renault SA
1.00%, 11/28/25 (Call 08/28/25)(a)	EUR	70	69,153
1.25%, 06/24/25 (Call 03/24/25)(a)	EUR	200	198,505
2.38%, 05/25/26 (Call 02/25/26)(a)	EUR	200	196,863
2.50%, 06/02/27 (Call 03/02/27)(a)	EUR	200	191,582
2.50%, 04/01/28 (Call 01/01/28)(a)	EUR	100	94,379
Rexel SA
2.13%, 12/15/28 (Call 12/15/24)(a)	EUR	100	92,251
5.25%, 09/15/30 (Call 09/15/27)(a)	EUR	100	103,981
SPCM SA, 2.00%, 02/01/26 (Call 11/10/23)(a)	EUR	100	98,714
Tereos Finance Groupe I SA
7.25%, 04/15/28 (Call 04/15/25)(a)	EUR	100	106,911
7.50%, 10/30/25 (Call 11/30/23)(a)	EUR	100	106,806
Valeo
1.00%, 08/03/28 (Call 05/03/28)(a)	EUR	200	171,787
1.50%, 06/18/25 (Call 03/18/25)(a)	EUR	100	100,265
5.38%, 05/28/27 (Call 02/28/27)(a)	EUR	100	104,852
Valeo SE, 5.88%, 04/12/29(a)	EUR	100	106,301

			6,484,950

Germany — 10.6%
Bayer AG
3.13%, 11/12/79 (Call 08/12/27)(a)(f)	EUR	100	91,914
5.38%, 03/25/82 (Call 06/25/30)(a)(f)	EUR	100	96,538
6.63%, 09/25/83(a)(f)	EUR	200	209,355
7.00%, 09/25/83(a)(f)	EUR	100	104,882

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® International High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Germany (continued)
Series N5.5, 4.50%, Series N5.5, 03/25/82 (Call 06/25/27)(a)(f)	EUR	100	$98,253
Bertelsmann SE & Co. KGaA, 3.50%, 04/23/75 (Call 04/23/27)(a)(f)	EUR	100	97,019
Cheplapharm Arzneimittel GmbH
4.38%, 01/15/28 (Call 01/15/24)(a)	EUR	150	143,865
7.50%, 05/15/30 (Call 05/15/26)(a)	EUR	100	105,062
Commerzbank AG
4.00%, 03/23/26(a)	EUR	200	204,933
4.00%, 03/30/27(a)	EUR	100	102,390
6.50%, 12/06/32 (Call 09/06/27)(a)(f)	EUR	100	104,787
6.75%, 10/05/33(a)(f)	EUR	100	104,681
8.63%, 02/28/33 (Call 11/28/27)(a)(f)	GBP	100	121,384
Commerzbank Ag Subordinated, 1.38%, 12/29/31 (Call 09/29/26)(a)(f)	EUR	100	88,703
Deutsche Lufthansa AG
2.88%, 02/11/25 (Call 01/11/25)(a)	EUR	200	205,582
2.88%, 05/16/27 (Call 02/16/27)(a)	EUR	100	97,320
3.00%, 05/29/26 (Call 03/02/26)(a)	EUR	300	300,549
3.50%, 07/14/29 (Call 04/14/29)(a)	EUR	100	94,432
Douglas GmbH, 6.00%, 04/08/26 (Call 11/30/23)(a)	EUR	200	201,248
Evonik Industries AG, 1.38%, 09/02/81 (Call 09/02/26)(a)(f)	EUR	100	89,953
Gruenenthal GmbH, 3.63%, 11/15/26 (Call 11/30/23)(a)	EUR	100	99,976
Gruenenthal GMBH, 4.13%, 05/15/28 (Call 05/15/24)(a)	EUR	100	97,049
Nidda Healthcare Holding GmbH, 7.50%, 08/21/26 (Call 04/30/24)(a)	EUR	200	211,473
Schaeffler AG
2.75%, 10/12/25 (Call 07/12/25)(a)	EUR	100	102,093
2.88%, 03/26/27 (Call 12/26/26)(a)	EUR	75	74,098
3.38%, 10/12/28 (Call 07/12/28)(a)	EUR	100	95,603
Techem Verwaltungsgesellschaft 675 mbH, 2.00%, 07/15/25 (Call 11/30/23)(a)	EUR	250	253,556
thyssenkrupp AG, 2.50%, 02/25/25(a)	EUR	100	102,968
TK Elevator Holdco GmbH, 6.63%, 07/15/28
(Call 11/30/23)(a)	EUR	90	81,585
TK Elevator Midco GmbH, 4.38%, 07/15/27
(Call 11/10/23)(a)	EUR	100	95,471
ZF Europe Finance BV
2.00%, 02/23/26 (Call 12/23/25)(a)	EUR	100	96,924
2.50%, 10/23/27 (Call 07/23/27)(a)	EUR	100	92,714
3.00%, 10/23/29 (Call 07/23/29)(a)	EUR	100	88,491
6.13%, 03/13/29 (Call 12/13/28)(a)	EUR	100	104,899
ZF Finance GmbH
2.00%, 05/06/27 (Call 02/06/27)(a)	EUR	100	92,690
2.25%, 05/03/28 (Call 02/03/28)(a)	EUR	100	89,440
2.75%, 05/25/27 (Call 02/25/27)(a)	EUR	100	95,156
3.00%, 09/21/25 (Call 06/21/25)(a)	EUR	100	101,140
3.75%, 09/21/28 (Call 06/21/28)(a)	EUR	100	94,776
5.75%, 08/03/26 (Call 07/03/26)(a)	EUR	100	105,711

			4,838,663

Greece — 3.0%
Alpha Bank SA
2.50%, 03/23/28 (Call 03/23/27)(a)(f)	EUR	100	92,055
7.50%, 06/16/27 (Call 06/16/26)(a)(f)	EUR	100	109,386
Alpha Services and Holdings SA
4.25%, 02/13/30 (Call 02/13/25)(a)(f)	EUR	100	98,835
5.50%, 06/11/31 (Call 03/11/26)(a)(f)	EUR	100	98,501
Eurobank SA
2.25%, 03/14/28 (Call 03/14/27)(a)(f)	EUR	100	93,674
7.00%, 01/26/29 (Call 01/26/28)(a)(f)	EUR	200	219,133

Security	Par (000)		Value

Greece (continued)
National Bank of Greece SA
2.75%, 10/08/26 (Call 10/08/25)(a)(f)	EUR	100	$100,485
7.25%, 11/22/27 (Call 11/22/26)(a)(f)	EUR	100	109,562
Piraeus Bank SA, 7.25%, 07/13/28(a)(f)	EUR	150	159,559
Piraeus Financial Holdings SA, 5.50%, 02/19/30 (Call 02/19/25)(a)(f)	EUR	100	98,310
Public Power Corp. SA
3.38%, 07/31/28 (Call 07/31/24)(a)	EUR	100	95,290
4.38%, 03/30/26 (Call 11/30/23)(a)	EUR	100	102,535

			1,377,325

Ireland — 0.4%
eircom Finance DAC
1.75%, 11/01/24 (Call 11/30/23)(a)	EUR	100	103,329
3.50%, 05/15/26 (Call 11/30/23)(a)	EUR	100	98,436

			201,765

Israel — 1.9%
Teva Pharmaceutical Finance Netherlands II BV
1.63%, 10/15/28(a)	EUR	150	123,469
1.88%, 03/31/27 (Call 12/31/26)(a)	EUR	100	90,353
3.75%, 05/09/27 (Call 02/09/27)	EUR	150	143,827
4.38%, 05/09/30 (Call 02/09/30)	EUR	200	179,614
4.50%, 03/01/25 (Call 12/01/24)	EUR	100	103,218
7.38%, 09/15/29 (Call 06/15/29)	EUR	100	106,674
7.88%, 09/15/31 (Call 06/15/31)	EUR	100	108,153

			855,308

Italy — 15.3%
Atlantia SpA
1.63%, 02/03/25(a)	EUR	100	101,054
1.88%, 07/13/27 (Call 04/13/27)(a)	EUR	175	163,314
1.88%, 02/12/28 (Call 11/12/27)(a)	EUR	200	180,952
Banca IFIS SpA, 6.13%, 01/19/27(a)	EUR	100	103,708
Banca Monte dei Paschi di Siena SpA
1.88%, 01/09/26(a)	EUR	100	94,255
2.63%, 04/28/25(a)	EUR	100	99,350
6.75%, 03/02/26 (Call 03/02/25), (3-mo. EURIBOR + 3.206%)(a)(f)	EUR	125	130,559
6.75%, 09/05/27, (3-mo. EURIBOR + 3.283%)(a)(f)	EUR	100	103,223
10.50%, 07/23/29(a)	EUR	100	103,964
Banca Popolare di Sondrio SPA, 5.50%, 09/26/28(a)(f)	EUR	100	104,677
Banco BPM SpA
1.75%, 01/28/25(a)	EUR	200	203,567
3.25%, 01/14/31 (Call 01/14/26)(a)(f)	EUR	100	96,307
5.00%, 09/14/30 (Call 09/14/25)(a)(f)	EUR	100	102,082
6.00%, 09/13/26(a)	EUR	150	161,234
6.00%, 01/21/28 (Call 01/21/27), (3-mo. EURIBOR + 3.300%)(a)(f)	EUR	150	158,783
6.00%, 06/14/28, (3-mo. EURIBOR + 2.800%)(a)(f)	EUR	150	156,749
BPER Banca
1.88%, 07/07/25(a)	EUR	100	100,863
3.88%, 07/25/32 (Call 01/25/27)(a)(f)	EUR	200	181,936
6.13%, 02/01/28 (Call 02/01/27), (3-mo. EURIBOR + 3.600%)(a)(f)	EUR	150	158,887
Castor SpA, 6.00%, 02/15/29 (Call 03/15/25)(a)	EUR	100	87,775
Centurion Bidco SpA, 5.88%, 09/30/26 (Call 11/14/23)(a).	EUR	100	93,511
Credito Emiliano SpA, 5.63%, 05/30/29, (3-mo. EURIBOR + 2.500%)(a)(f)	EUR	150	157,872
Iccrea Banca SpA
2.13%, 01/17/27 (Call 01/17/26), (3-mo. EURIBOR + 2.280%)(a)(f)	EUR	100	98,224
4.13%, 11/28/29 (Call 11/28/24)(a)(f)	EUR	100	99,679

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) October 31, 2023	iShares® International High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Italy (continued)
6.38%, 09/20/27 (Call 09/20/26), (3-mo. EURIBOR + 4.077%)(a)(f)	EUR	100	$107,287
6.88%, 01/20/28 (Call 01/20/27), (3-mo. EURIBOR + 4.045%)(a)(f)	EUR	100	108,154
IMA Industria Macchine Automatiche SpA, 3.75%, 01/15/28 (Call 11/10/23)(a)	EUR	100	94,605
Infrastrutture Wireless Italiane SpA
1.63%, 10/21/28 (Call 07/21/28)(a)	EUR	100	92,594
1.75%, 04/19/31 (Call 01/19/31)(a)	EUR	100	88,098
1.88%, 07/08/26 (Call 04/08/26)(a)	EUR	150	147,994
Intesa Sanpaolo SpA
2.86%, 04/23/25(a)	EUR	100	102,259
2.93%, 10/14/30(a)	EUR	100	86,479
3.93%, 09/15/26(a)	EUR	200	204,667
5.15%, 06/10/30(a)	GBP	100	100,206
6.18%, 02/20/34 (Call 11/20/28)(a)(f)	EUR	200	206,261
Lottomatica SpA, 7.13%, 06/01/28 (Call 06/01/25)(a)	EUR	100	107,032
Mediobanca Banca di Credito Finanziario SpA, 3.75%, 06/16/26	EUR	50	50,938
Nexi SpA
1.63%, 04/30/26 (Call 01/30/26)(a)	EUR	200	193,578
2.13%, 04/30/29 (Call 01/30/29)(a)	EUR	150	130,042
Rossini Sarl, 6.75%, 10/30/25 (Call 11/10/23)(a)	EUR	100	105,235
Saipem Finance International BV
2.63%, 01/07/25(a)	EUR	100	101,932
3.13%, 03/31/28 (Call 12/31/27)(a)	EUR	100	94,971
Telecom Italia SpA
6.88%, 02/15/28 (Call 11/15/27)(a)	EUR	300	315,125
7.88%, 07/31/28 (Call 05/01/28)(a)	EUR	100	107,992
7.88%, 07/31/28(a)	EUR	150	161,988
Telecom Italia SpA/Milano
1.63%, 01/18/29 (Call 10/18/28)(a)	EUR	100	81,807
2.38%, 10/12/27 (Call 07/12/27)(a)	EUR	100	90,481
2.75%, 04/15/25 (Call 01/15/25)(a)	EUR	200	200,937
2.88%, 01/28/26 (Call 10/28/25)(a)	EUR	200	194,571
3.00%, 09/30/25(a)	EUR	100	99,466
3.63%, 05/25/26(a)	EUR	100	98,737
UniCredit SpA, 2.73%, 01/15/32 (Call 01/15/27)(a)(f)	EUR	200	185,449
Webuild SpA
3.88%, 07/28/26 (Call 01/28/26)(a)	EUR	100	98,433
5.88%, 12/15/25 (Call 06/15/25)(a)	EUR	100	104,417
7.00%, 09/27/28(a)	EUR	100	102,887

			7,007,147

Japan — 1.2%
SoftBank Group Corp.
2.88%, 01/06/27 (Call 10/06/26)(a)	EUR	100	92,384
3.13%, 09/19/25 (Call 06/21/25)(a)	EUR	100	99,293
3.38%, 07/06/29 (Call 04/06/29)(a)	EUR	125	106,234
3.88%, 07/06/32 (Call 04/06/32)(a)	EUR	100	79,281
4.00%, 09/19/29 (Call 06/21/29)(a)	EUR	100	87,243
4.50%, 04/20/25 (Call 01/20/25)(a)	EUR	100	103,579

			568,014

Luxembourg — 3.6%
Altice Financing SA
2.25%, 01/15/25 (Call 11/30/23)(a)	EUR	100	101,811
3.00%, 01/15/28 (Call 11/30/23)(a)	EUR	200	171,043
4.25%, 08/15/29 (Call 08/15/24)(a)	EUR	100	83,041
Altice Finco SA, 4.75%, 01/15/28 (Call 11/30/23)(a)	EUR	100	78,489
Altice France Holding SA
4.00%, 02/15/28 (Call 11/30/23)(a)	EUR	100	46,429

Security	Par (000)		Value

Luxembourg (continued)
8.00%, 05/15/27 (Call 11/10/23)(a)	EUR	200	$113,250
Cidron Aida Finco Sarl, 5.00%, 04/01/28 (Call 04/01/24)(a)	EUR	100	94,556
Garfunkelux Holdco 3 SA, 6.75%, 11/01/25 (Call 11/30/23)(a)	EUR	100	79,444
INEOS Finance PLC
2.13%, 11/15/25 (Call 11/10/23)(a)	EUR	100	99,685
2.88%, 05/01/26 (Call 11/10/23)(a)	EUR	175	172,214
6.63%, 05/15/28 (Call 02/15/25)(a)	EUR	100	103,774
Matterhorn Telecom SA, 3.13%, 09/15/26 (Call 11/30/23)(a)	EUR	200	196,989
Mytilineos Financial Partners SA, 2.50%, 12/01/24 (Call 06/01/24)(a)	EUR	100	102,712
Summer BC Holdco A Sarl, 9.25%, 10/31/27 (Call 11/30/23)(a)	EUR	90	75,781
Summer BC Holdco B Sarl, 5.75%, 10/31/26 (Call 11/30/23)(a)	EUR	150	143,073

			1,662,291

Netherlands — 2.7%
GTCR W-2 Merger Sub LLC / GTCR W Dutch Finance Sub BV, 8.50%, 01/15/31 (Call 01/15/27)(a)	GBP	100	121,927
PPF Telecom Group BV
2.13%, 01/31/25 (Call 10/31/24)(a)	EUR	100	101,622
3.13%, 03/27/26 (Call 12/27/25)(a)	EUR	100	100,376
Q-Park Holding I BV, 2.00%, 03/01/27 (Call 11/30/23)(a)	EUR	100	91,038
Sigma Holdco BV, 5.75%, 05/15/26 (Call 11/10/23)(a)	EUR	100	87,063
Trivium Packaging Finance BV, 3.75%, 08/15/26 (Call 11/30/23)(a)	EUR	100	95,474
UPC Holding BV, 3.88%, 06/15/29 (Call 11/10/23)(a)	EUR	100	88,330
VZ Vendor Financing II BV, 2.88%, 01/15/29 (Call 12/18/23)(a)	EUR	200	160,700
WP/AP Telecom Holdings III BV, 5.50%, 01/15/30 (Call 01/15/25)(a)	EUR	100	88,138
WP/AP Telecom Holdings IV BV, 3.75%, 01/15/29 (Call 01/15/25)(a)	EUR	100	91,133
Ziggo Bond Co. BV, 3.38%, 02/28/30 (Call 02/15/25)(a)	EUR	150	116,560
Ziggo BV, 2.88%, 01/15/30 (Call 10/15/24)(a)	EUR	100	84,084

			1,226,445

Portugal — 1.7%
Banco Comercial Portugues SA, 4.00%, 05/17/32 (Call 11/17/26)(a)(f)	EUR	100	89,587
EDP - Energias de Portugal SA
1.50%, 03/14/82 (Call 12/14/26)(a)(f)	EUR	100	89,302
1.70%, 07/20/80 (Call 04/20/25)(a)(f)	EUR	100	97,922
1.88%, 08/02/81 (Call 05/02/26)(a)(f)	EUR	100	93,780
5.94%, 04/23/83 (Call 01/23/28)(a)(f)	EUR	200	209,433
Energias De Portugal SA, 1.88%, 03/14/82 (Call 06/14/29)(a)(f)	EUR	100	80,542
Novo Banco SA, 9.88%, 12/01/33 (Call 06/01/28)(a)(f)	EUR	100	109,027

			769,593

Slovenia — 0.8%
United Group BV
3.63%, 02/15/28 (Call 11/30/23)(a)	EUR	100	86,816
4.00%, 11/15/27 (Call 11/30/23)(a)	EUR	100	90,763
4.63%, 08/15/28 (Call 08/15/24)(a)	EUR	100	88,407
5.25%, 02/01/30 (Call 02/01/25)(a)	EUR	100	85,766

			351,752

Spain — 8.9%
Abanca Corp. Bancaria SA, 4.63%, 04/07/30 (Call 04/07/25)(a)(f)	EUR	100	100,281

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® International High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Spain (continued)
Banco de Credito Social Cooperativo SA
1.75%, 03/09/28 (Call 03/09/27)(a)(f)	EUR	100	$86,756
8.00%, 09/22/26 (Call 09/22/25)(a)(f)	EUR	100	107,444
Banco de Sabadell SA
0.88%, 06/16/28 (Call 06/16/27)(a)(f)	EUR	100	90,797
1.13%, 03/27/25(a)	EUR	100	100,657
2.00%, 01/17/30 (Call 01/17/25)(a)(f)	EUR	100	98,528
2.50%, 04/15/31 (Call 01/15/26)(a)(f)	EUR	100	94,437
2.63%, 03/24/26 (Call 03/24/25)(a)(f)	EUR	100	102,138
5.25%, 02/07/29 (Call 02/07/28)(a)(f)	EUR	100	104,456
5.38%, 09/08/26 (Call 09/08/25)(a)(f)	EUR	100	105,936
5.50%, 09/08/29(a)(f)	EUR	100	105,228
6.00%, 08/16/33 (Call 05/16/28)(a)(f)	EUR	100	97,813
Banco do Brasil SA/Cayman, 5.25%, 11/27/31 (Call 05/27/26)(a)(f)	EUR	100	87,807
Cellnex Finance Co. SA
0.75%, 11/15/26 (Call 08/15/26)(a)	EUR	100	93,911
1.00%, 09/15/27 (Call 06/15/27)(a)	EUR	100	91,287
1.25%, 01/15/29 (Call 10/15/28)(a)	EUR	200	175,359
1.50%, 06/08/28 (Call 03/08/28)(a)	EUR	100	90,798
2.00%, 09/15/32 (Call 06/15/32)(a)	EUR	200	162,660
2.00%, 02/15/33 (Call 11/15/32)(a)	EUR	200	160,791
2.25%, 04/12/26 (Call 01/12/26)(a)	EUR	100	99,566
Cellnex Telecom SA
1.00%, 04/20/27 (Call 01/20/27)(a)	EUR	100	93,203
1.75%, 10/23/30 (Call 07/23/30)(a)	EUR	100	84,940
1.88%, 06/26/29 (Call 03/26/29)(a)	EUR	100	89,739
Cirsa Finance International Sarl
4.50%, 03/15/27 (Call 11/10/23)(a)	EUR	100	95,783
7.88%, 07/31/28(a)	EUR	100	104,996
10.38%, 11/30/27 (Call 11/09/24)(a)	EUR	100	112,580
Grifols Escrow Issuer SA, 3.88%, 10/15/28 (Call 10/15/24)(a)	EUR	250	219,653
Grifols SA
1.63%, 02/15/25 (Call 11/30/23)(a)	EUR	150	151,994
2.25%, 11/15/27 (Call 11/30/23)(a)	EUR	100	92,060
3.20%, 05/01/25 (Call 11/30/23)(a)	EUR	100	101,144
Ibercaja Banco SA, 2.75%, 07/23/30 (Call 07/23/25)(a)(f)	EUR	100	95,593
Kaixo Bondco Telecom SA, 5.13%, 09/30/29 (Call 09/30/24)(a)	EUR	100	93,642
Lorca Telecom Bondco SA, 4.00%, 09/18/27 (Call 11/14/23)(a)	EUR	400	391,539
Unicaja Banco SA
2.88%, 11/13/29 (Call 11/13/24)(a)(f)	EUR	100	97,004
7.25%, 11/15/27 (Call 11/15/26)(a)(f)	EUR	100	107,812

			4,088,332

Sweden — 3.7%
Fastighets AB Balder, 2.87%, 06/02/81
(Call 03/02/26)(a)(f)	EUR	100	72,226
Intrum AB
3.00%, 09/15/27 (Call 11/10/23)(a)	EUR	200	147,730
3.50%, 07/15/26 (Call 11/10/23)(a)	EUR	175	146,398
4.88%, 08/15/25 (Call 11/10/23)(a)	EUR	100	94,757
Samhallsbyggnadsbolaget, 2.25%, 08/12/27 (Call 05/12/27)(a)	EUR	100	67,579
Samhallsbyggnadsbolaget i Norden AB, 2.38%, 09/04/26 (Call 06/04/26)(a)	EUR	100	75,921
SBB Treasury OYJ
0.75%, 12/14/28 (Call 09/14/28)(a)	EUR	175	102,389
1.13%, 11/26/29 (Call 08/26/29)(a)	EUR	125	71,790

Security	Par (000)		Value

Sweden (continued)
Stena International SA, 3.75%, 02/01/25
(Call 11/30/23)(a)	EUR	100	$103,364
Verisure Holding AB
3.25%, 02/15/27 (Call 11/10/23)(a)	EUR	150	143,196
3.88%, 07/15/26 (Call 11/10/23)(a)	EUR	100	99,894
7.13%, 02/01/28 (Call 02/01/25)(a)	EUR	100	106,373
9.25%, 10/15/27 (Call 10/15/24)(a)	EUR	100	112,199
Verisure Midholding AB, 5.25%, 02/15/29 (Call 02/15/24)(a)	EUR	150	136,605
Volvo Car AB
2.50%, 10/07/27 (Call 07/07/27)(a)	EUR	100	95,540
4.25%, 05/31/28 (Call 02/28/28)(a)	EUR	100	100,585

			1,676,546

Switzerland — 0.6%
Dufry One BV
2.00%, 02/15/27 (Call 11/30/23)(a)	EUR	100	93,037
3.38%, 04/15/28 (Call 04/15/24)(a)	EUR	100	93,653
Wizz Air Finance Co. BV, 1.00%, 01/19/26 (Call 11/19/25)(a)	EUR	100	91,890

			278,580

United Kingdom — 12.0%
888 Acquisitions Ltd., 7.56%, 07/15/27 (Call 07/15/24)(a)	EUR	100	94,577
BCP V Modular Services Finance II PLC, 4.75%, 11/30/28 (Call 11/30/24)(a)	EUR	200	174,519
Bellis Acquisition Co. PLC
3.25%, 02/16/26 (Call 11/30/23)(a)	GBP	300	315,661
4.50%, 02/16/26 (Call 02/24/24)(a)	GBP	100	107,574
Bellis Finco PLC, 4.00%, 02/16/27 (Call 11/30/23)(a)	GBP	100	89,736
British Telecommunications PLC
1.87%, 08/18/80 (Call 05/18/25)(a)(f)	EUR	100	97,011
8.38%, 12/20/83(a)(f)	GBP	125	150,810
Canary Wharf Group Investment Holdings PLC
2.63%, 04/23/25 (Call 03/23/25)(a)	GBP	100	106,952
3.38%, 04/23/28 (Call 01/23/28)(a)	GBP	100	80,724
Castle U.K. Finco PLC, 7.00%, 05/15/29 (Call 05/15/25)(a)	GBP	100	92,719
Deuce Finco PLC, 5.50%, 06/15/27 (Call 11/30/23)(a)	GBP	100	105,029
eG Global Finance PLC
4.38%, 02/07/25 (Call 11/30/23)(a)	EUR	93	95,430
6.25%, 10/30/25 (Call 11/30/23)(a)	EUR	92	95,771
Heathrow Finance PLC, 3.88%, 03/01/27(a)(g)	GBP	100	106,286
INEOS Quattro Finance 1 PLC, 3.75%, 07/15/26 (Call 11/10/23)(a)	EUR	100	94,381
INEOS Quattro Finance 2 PLC, 2.50%, 01/15/26 (Call 11/10/23)(a)	EUR	100	98,397
INEOS Styrolution Group GmbH, 2.25%, 01/16/27 (Call 11/10/23)(a)	EUR	100	91,321
International Consolidated Airlines Group SA
2.75%, 03/25/25 (Call 12/25/24)(a)	EUR	100	102,452
3.75%, 03/25/29 (Call 12/25/28)(a)	EUR	100	93,078
Jaguar Land Rover Automotive PLC
4.50%, 01/15/26 (Call 10/15/25)(a)	EUR	150	154,120
4.50%, 07/15/28 (Call 07/15/24)(a)	EUR	100	95,988
Jerrold Finco PLC, 4.88%, 01/15/26 (Call 11/30/23)(a)	GBP	100	112,813
Market Bidco Finco PLC, 5.50%, 11/04/27 (Call 11/04/24)(a)	GBP	200	198,781
Motion Finco Sarl, 7.38%, 06/15/30 (Call 06/15/26)(a)	EUR	125	125,621
NGG Finance PLC
1.63%, 12/05/79 (Call 09/05/24)(a)(f)	EUR	100	100,817
2.13%, 09/05/82 (Call 06/05/27)(a)(f)	EUR	100	90,281

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) October 31, 2023	iShares® International High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United Kingdom (continued)
5.63%, 06/18/73 (Call 06/18/25)(a)(f)	GBP	200	$232,267
Pinewood Finance Co. Ltd., 3.63%, 11/15/27 (Call 11/30/23)(a)	GBP	175	181,846
Rolls-Royce PLC
1.63%, 05/09/28 (Call 02/09/28)(a)	EUR	100	89,439
3.38%, 06/18/26	GBP	100	111,296
4.63%, 02/16/26 (Call 11/16/25)(a)	EUR	100	104,240
5.75%, 10/15/27 (Call 07/15/27)(a)	GBP	100	114,551
Sherwood Financing PLC, 4.50%, 11/15/26 (Call 11/30/23)(a)	EUR	100	91,042
Stonegate Pub Co. Financing 2019 PLC, 8.25%, 07/31/25 (Call 11/30/23)(a)	GBP	100	110,931
Thames Water Utilities Finance PLC, 2.88%, 05/03/27(a)	GBP	100	90,586
Virgin Media Finance PLC, 3.75%, 07/15/30
(Call 07/15/25)(a)	EUR	100	85,385
Virgin Media Secured Finance PLC
4.13%, 08/15/30 (Call 08/15/25)(a)	GBP	100	96,190
5.00%, 04/15/27 (Call 11/10/23)(a)	GBP	100	112,512
Virgin Media Vendor Financing Notes III DAC, 4.88%, 07/15/28 (Call 11/30/23)(a)	GBP	100	101,482
Vmed O2 UK Financing I PLC
3.25%, 01/31/31 (Call 01/31/26)(a)	EUR	100	87,023
4.00%, 01/31/29 (Call 01/31/24)(a)	GBP	100	100,226
4.50%, 07/15/31 (Call 07/15/26)(a)	GBP	200	188,268
Vodafone Group PLC
2.63%, 08/27/80 (Call 05/27/26)(a)(f)	EUR	100	96,478
3.00%, 08/27/80 (Call 05/27/30)(a)(f)	EUR	150	127,907
4.20%, 10/03/78 (Call 07/03/28)(a)(f)	EUR	100	97,053
6.50%, 08/30/84 (Call 05/30/29)(a)(f)	EUR	100	105,761
8.00%, 08/30/86 (Call 05/30/31)(a)(f)	GBP	100	120,904

			5,516,236

United States — 13.6%
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, 3.63%, 06/01/28 (Call 06/01/24)(a)	EUR	100	84,891
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 3.00%, 09/01/29 (Call 05/15/24)(a)	EUR	100	77,708
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
2.13%, 08/15/26 (Call 11/30/23)(a)	EUR	100	91,070
4.75%, 07/15/27 (Call 11/10/23)(a)	GBP	100	85,062
Ashland Services BV, 2.00%, 01/30/28 (Call 11/01/27)(a)	EUR	100	89,742
Avantor Funding Inc., 2.63%, 11/01/25 (Call 11/10/23)(a)	EUR	100	101,368
Avis Budget Finance PLC, 7.25%, 07/31/30 (Call 07/31/26)(a)	EUR	100	103,319
Ball Corp., 1.50%, 03/15/27 (Call 12/15/26)	EUR	100	94,769
Belden Inc., 3.88%, 03/15/28 (Call 11/30/23)(a)	EUR	150	145,265
Boxer Parent Co. Inc., 6.50%, 10/02/25 (Call 11/30/23)(a)	EUR	100	104,533
Brookfield Property Finance ULC
3.93%, 08/24/25 (Call 07/24/25)	CAD	75	49,671
4.00%, 09/30/26 (Call 08/30/26)	CAD	75	47,300
7.13%, 02/13/28 (Call 01/13/28)	CAD	125	84,176
Carnival PLC, 1.00%, 10/28/29 (Call 07/28/29)	EUR	100	64,460
Catalent Pharma Solutions Inc., 2.38%, 03/01/28 (Call 11/30/23)(a)	EUR	150	129,921
Chemours Co. (The), 4.00%, 05/15/26 (Call 11/30/23)	EUR	100	97,004
Clarios Global LP/Clarios US Finance Co., 4.38%, 05/15/26 (Call 11/30/23)(a)	EUR	100	101,068

Security	Par (000)		Value

United States (continued)
Constellium SE, 3.13%, 07/15/29 (Call 07/15/24)(a)	EUR	100	$87,046
Coty Inc.
3.88%, 04/15/26 (Call 11/10/23)(a)	EUR	100	102,677
5.75%, 09/15/28(a)	EUR	100	106,232
Crown European Holdings SA
3.38%, 05/15/25 (Call 11/15/24)(a)	EUR	100	103,448
5.00%, 05/15/28 (Call 04/15/28)(a)	EUR	100	104,411
Dana Financing Luxembourg Sarl, 8.50%, 07/15/31 (Call 07/15/26)(a)	EUR	100	107,776
Darling Global Finance BV, 3.63%, 05/15/26 (Call 11/10/23)(a)	EUR	100	101,726
Emerald Debt Merger Sub LLC, 6.38%, 12/15/30 (Call 06/15/26)(a)	EUR	100	103,839
Encore Capital Group Inc.
4.88%, 10/15/25 (Call 11/10/23)(a)	EUR	100	102,081
5.38%, 02/15/26 (Call 11/10/23)(a)	GBP	100	110,624
Energizer Gamma Acquisition BV, 3.50%, 06/30/29 (Call 06/30/24)(a)	EUR	100	83,043
Ford Credit Canada Co., 2.96%, 09/16/26
(Call 08/16/26)	CAD	100	65,347
Ford Credit Canada Co.
4.46%, 11/13/24	CAD	75	52,992
7.00%, 02/10/26	CAD	75	54,134
7.38%, 05/12/26	CAD	100	73,195
Ford Motor Credit Co. LLC
1.36%, 02/07/25	EUR	100	101,158
2.33%, 11/25/25	EUR	100	100,512
2.39%, 02/17/26	EUR	125	125,442
3.25%, 09/15/25	EUR	100	102,739
4.54%, 03/06/25	GBP	100	117,747
4.87%, 08/03/27	EUR	100	105,410
6.13%, 05/15/28	EUR	100	110,252
6.86%, 06/05/26	GBP	100	120,725
Goodyear Europe BV, 2.75%, 08/15/28 (Call 08/15/24)(a)	EUR	100	88,336
International Game Technology PLC, 3.50%, 06/15/26 (Call 11/30/23)(a)	EUR	150	150,901
IQVIA Inc.
1.75%, 03/15/26 (Call 11/30/23)(a)	EUR	100	98,750
2.25%, 01/15/28 (Call 11/10/23)(a)	EUR	150	138,986
2.25%, 03/15/29 (Call 03/15/24)(a)	EUR	200	176,910
Iron Mountain UK PLC, 3.88%, 11/15/25
(Call 11/10/23)(a)	GBP	100	114,222
Levi Strauss & Co., 3.38%, 03/15/27 (Call 11/10/23)	EUR	100	98,342
MPT Operating Partnership LP/MPT Finance Corp.
2.50%, 03/24/26 (Call 02/22/26)	GBP	100	95,525
3.33%, 03/24/25 (Call 12/24/24)	EUR	100	94,093
3.38%, 04/24/30 (Call 01/24/30)	GBP	100	73,105
3.69%, 06/05/28 (Call 04/06/28)	GBP	100	82,129
Novelis Sheet Ingot GmbH, 3.38%, 04/15/29
(Call 04/15/24)(a)	EUR	100	89,737
OI European Group BV
2.88%, 02/15/25 (Call 11/30/23)(a)	EUR	100	102,420
6.25%, 05/15/28 (Call 05/15/25)(a)	EUR	100	104,597
Olympus Water U.S. Holding Corp.
3.88%, 10/01/28 (Call 10/01/24)(a)	EUR	100	86,593
9.63%, 11/15/28 (Call 06/01/25)(a)	EUR	100	104,687
Organon & Co./Organon Foreign Debt Co.-Issuer BV, 2.88%, 04/30/28 (Call 04/30/24)(a)	EUR	200	181,836
SCIL IV LLC/SCIL USA Holdings LLC, 9.50%, 07/15/28 (Call 07/15/25)(a)	EUR	100	106,878

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® International High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
Silgan Holdings Inc.
2.25%, 06/01/28 (Call 11/15/23)	EUR	100	$89,415
3.25%, 03/15/25 (Call 11/30/23)	EUR	100	102,858
Spectrum Brands Inc., 4.00%, 10/01/26 (Call 11/30/23)(a)	EUR	100	101,115
Standard Industries Inc./NJ, 2.25%, 11/21/26 (Call 08/21/26)(a)	EUR	100	92,483
WMG Acquisition Corp., 2.25%, 08/15/31 (Call 08/15/26)(a)	EUR	100	81,693

			6,249,494

Total Corporate Bonds & Notes — 97.0% (Cost: $50,231,442)			44,465,062

		Shares

Common Stocks

Jersey — 0.0%
Sentry Holdings Ltd.Class A		25	—

Total Common Stocks — 0.0% (Cost: $159,437)			—

Total Long-Term Investments — 97.0% (Cost: $50,390,879)			44,465,062

Short-Term Securities

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(h)(i)		10,000	10,000

Total Short-Term Securities — 0.0% (Cost: $10,000)			10,000

Total Investments — 97.0% (Cost: $50,400,879)			44,475,062

Other Assets Less Liabilities — 3.0%			1,365,535

Net Assets — 100.0%			$45,840,597

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Issuer filed for bankruptcy and/or is in default.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Non-income producing security.
(f)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(g)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$10,000	$0	(a)	$—	$—	$—	$10,000	10,000	$363	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) October 31, 2023	iShares® International High Yield Bond ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds & Notes	$—	$44,465,062	$—	$44,465,062
Common Stocks	—	—	—	—
Short-Term Securities
Money Market Funds	10,000	—	—	10,000

	$10,000	$44,465,062	$—	$44,475,062

See notes to financial statements.

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Argentina — 1.1%
MSU Energy SA/UGEN SA/UENSA SA, 6.88%, 02/01/25 (Call 11/30/23)(a)	$650	$452,979
Pampa Energia SA, 7.50%, 01/24/27 (Call 11/30/23)(a)	600	558,000
Transportadora de Gas del Sur SA, 6.75%, 05/02/25 (Call 11/10/23)(a)	450	412,706
YPF SA
6.95%, 07/21/27(a)	770	564,025
7.00%, 12/15/47 (Call 06/15/47)(a)	489	306,848
8.50%, 07/28/25(a)	1,027	928,921
9.00%, 06/30/29	700	610,750
YPF Sociedad Anonima
7.00%, 09/30/33	575	431,555
9.00%, 02/12/26	535	517,240

		4,783,024

Australia — 0.2%
AngloGold Ashanti Holdings PLC
3.38%, 11/01/28 (Call 09/01/28)	600	493,575
3.75%, 10/01/30 (Call 07/01/30)	500	391,875

		885,450

Bahrain — 0.2%
AUB Sukuk Ltd., 2.62%, 09/09/26(a)	600	540,762
GFH Sukuk Ltd., 7.50%, 01/28/25(a)	400	392,284

		933,046

Brazil — 5.0%
Acu Petroleo Luxembourg Sarl, 7.50%, 07/13/35 (Call 01/13/27)(a)	245	219,944
Adecoagro SA, 6.00%, 09/21/27	150	138,641
Aegea Finance Sarl, 6.75%, 05/20/29 (Call 05/20/25)(a)	200	182,500
Aegea Finance SARL, 9.00%, 01/20/31 (Call 01/20/27)(b)	200	199,500
Amaggi Luxembourg International Sarl, 5.25%, 01/28/28	200	182,500
America Movil SAB de CV, 5.38%, 04/04/32 (Call 01/04/32)(a)	200	166,500
Azul Secured Finance LLP
10.88%, 05/28/30	200	154,612
11.93%, 08/28/28	200	193,460
B3 SA - Brasil Bolsa Balcao, 4.13%, 09/20/31(a)	200	163,000
Banco Bradesco SA/Cayman Islands, 4.38%, 03/18/27(a)(c)	400	376,168
Banco BTG Pactual SA/Cayman Islands
2.75%, 01/11/26 (Call 12/11/25)(a)	200	183,375
4.50%, 01/10/25 (Call 12/10/24)(a)(c)	200	194,300
7.75%, 02/15/29 (Call 02/15/24), (5-year CMT + 5.257%)(a)(d)	200	199,778
Banco do Brasil SA, 6.25%, 04/18/30	200	191,275
Banco do Brasil SA/Cayman
3.25%, 09/30/26(a)	200	182,500
4.63%, 01/15/25	200	194,970
4.88%, 01/11/29(a)	400	369,000
6.25%, (Call 04/15/24), (10-year CMT + 4.398%)(a)(d)(e)	400	382,500
9.00%, (Call 06/18/24), (10-year CMT + 6.362%)(a)(d)(e)	400	402,696
Banco Votorantim SA, 4.38%, 07/29/25(a)	200	190,988
Braskem America Finance Co., 7.13%, 07/22/41 (Call 01/22/41)(a)	200	165,500

Security	Par (000)	Value

Brazil (continued)
Braskem Netherlands Finance BV
4.50%, 01/10/28 (Call 10/10/27)(a)	$400	$337,880
4.50%, 01/31/30 (Call 10/31/29)(a)	400	306,480
5.88%, 01/31/50(a)	200	128,500
7.25%, 02/13/33 (Call 11/13/32)(a)	400	345,500
8.50%, 01/23/81 (Call 10/24/25), (5-year CMT + 8.220%)(a)(d)	200	194,240
BRF SA
4.88%, 01/24/30 (Call 10/24/29)(a)	200	161,600
5.75%, 09/21/50 (Call 03/21/50)(a)	200	129,688
Cemig Geracao e Transmissao SA, 9.25%, 12/05/24 (Call 12/05/23)(a)	200	199,278
Centrais Eletricas Brasileiras SA, 4.63%, 02/04/30(a)	200	167,590
Cosan Luxembourg SA, 7.50%, 06/27/30 (Call 06/27/26)(a)	200	194,300
Cosan Overseas Ltd., 8.25%, (Call 02/05/24)(a)(e)	100	98,764
Cosan SA, 5.50%, 09/20/29 (Call 09/20/24)(a)	200	178,624
CSN Inova Ventures, 6.75%, 01/28/28 (Call 01/28/24)(a)	400	365,880
CSN Resources SA
4.63%, 06/10/31 (Call 06/10/26)(a)	200	149,500
5.88%, 04/08/32 (Call 04/08/27)(a)	200	157,500
Embraer Netherlands Finance BV
5.40%, 02/01/27(c)	230	221,235
7.00%, 07/28/30 (Call 04/28/30)(a)	200	194,550
FS Luxembourg Sarl, 10.00%, 12/15/25	200	203,345
Globo Comunicacao e Participacoes SA, 4.88%, 01/22/30(a)	200	159,000
Guara Norte Sarl, 5.20%, 06/15/34	177	148,746
GUSAP III LP, 4.25%, 01/21/30 (Call 07/21/29)(a)	200	176,500
Itau Unibanco Holding SA/Cayman Island
3.25%, 01/24/25(a)	200	192,164
3.88%, 04/15/31 (Call 01/15/26), (5-year CMT + 3.446%)(a)(d)	200	184,375
4.50%, 11/21/29 (Call 11/21/24), (5-year CMT + 2.822%)(a)(d)	200	193,058
4.63%, (Call 02/27/25), (5-year CMT + 3.222%)(a)(d)(e)	200	164,000
7.72%, (Call 12/12/23), (5-year CMT + 3.981%)(a)(d)(e)	400	385,850
7.86%, (Call 03/19/24), (5-year CMT + 3.863%)(a)(d)(e)	200	193,500
Klabin Austria GmbH
3.20%, 01/12/31 (Call 10/12/30)(a)	400	305,500
7.00%, 04/03/49 (Call 10/03/48)(a)	200	182,750
MARB BondCo PLC, 3.95%, 01/29/31 (Call 01/29/26)(a)	400	291,000
MC Brazil Downstream Trading SARL, 7.25%, 06/30/31(a)	387	274,995
MercadoLibre Inc., 3.13%, 01/14/31 (Call 10/14/30)	200	151,100
Minerva Luxembourg SA
4.38%, 03/18/31 (Call 03/18/26)(a)	400	308,500
8.88%, 09/13/33 (Call 09/13/28)(b)	200	195,890
NBM U.S. Holdings Inc., 7.00%, 05/14/26 (Call 11/30/23)(a)	200	198,262
Nexa Resources SA
5.38%, 05/04/27 (Call 02/04/27)(a)	300	273,897
6.50%, 01/18/28 (Call 10/18/27)(a)	200	186,750
Petrobras Global Finance BV
5.09%, 01/15/30(c)	250	229,377
5.30%, 01/27/25	150	147,388

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) October 31, 2023	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Brazil (continued)
5.50%, 06/10/51 (Call 12/10/50)(c)	$150	$111,663
5.60%, 01/03/31 (Call 10/03/30)	350	326,812
6.00%, 01/27/28	295	290,575
6.50%, 07/03/33 (Call 04/03/33)(c)	400	371,240
6.75%, 01/27/41(c)	250	230,500
6.85%, 06/05/2115(c)	500	419,925
6.88%, 01/20/40	248	232,520
6.90%, 03/19/49(c)	200	179,986
7.25%, 03/17/44(c)	250	241,375
7.38%, 01/17/27(c)	150	153,640
Petrorio Luxembourg Trading Sarl, 6.13%, 06/09/26 (Call 06/09/24)(a)	200	189,125
Raizen Fuels Finance SA, 5.30%, 01/20/27(a)	200	190,980
Rede D’or Finance Sarl
4.50%, 01/22/30 (Call 10/22/29)(a)	200	162,380
4.95%, 01/17/28 (Call 10/17/27)(a)	200	178,500
Rumo Luxembourg Sarl, 5.25%, 01/10/28 (Call 01/10/24)(a)	200	182,600
Simpar Europe SA, 5.20%, 01/26/31(a)	200	155,000
StoneCo Ltd., 3.95%, 06/16/28 (Call 05/16/28)(a)	200	156,340
Suzano Austria GmbH
2.50%, 09/15/28 (Call 07/15/28)(c)	100	82,825
3.13%, 01/15/32 (Call 10/15/31)(c)	300	225,469
3.75%, 01/15/31 (Call 10/15/30)	500	403,050
5.00%, 01/15/30 (Call 10/15/29)	200	179,950
5.75%, 07/14/26(a)	200	195,418
6.00%, 01/15/29 (Call 10/15/28)	200	192,010
7.00%, 03/16/47 (Call 09/16/46)(a)	400	370,000
Suzano International Finance BV, 5.50%, 01/17/27	300	291,480
Unigel Luxembourg SA, 8.75%, 10/01/26 (Call 11/30/23)(a)	200	68,000
Usiminas International Sarl, 5.88%, 07/18/26 (Call 11/30/23)(a)	200	188,000
Vale Overseas Ltd.
3.75%, 07/08/30 (Call 04/08/30)	450	380,115
6.13%, 06/12/33 (Call 03/12/33)	350	329,175
6.88%, 11/21/36	383	375,340
6.88%, 11/10/39(c)	350	341,908
8.25%, 01/17/34(c)	200	217,906
XP Inc., 3.25%, 07/01/26 (Call 06/01/26)(a)	200	180,500

		20,705,070

Burkina Faso — 0.1%
Endeavour Mining PLC, 5.00%, 10/14/26 (Call 11/30/23)(a)	400	350,444

Cayman Islands — 0.0%
Odebrecht Holdco Finance Ltd., 0.00%, 09/10/58 (Call 11/30/23)(a)(f)	400	428

Chile — 3.8%
AES Andes SA., 7.13%, 03/26/79 (Call 04/07/24), (5-year USD Swap + 4.644%)(a)(d)	400	376,984
Agrosuper SA, 4.60%, 01/20/32 (Call 10/20/31)(a)	400	320,000
Alfa Desarrollo SpA, 4.55%, 09/27/51 (Call 03/27/51)(a)	994	644,951
Antofagasta PLC
2.38%, 10/14/30(a)	200	150,700
5.63%, 05/13/32 (Call 02/13/32)(a)	600	552,000
Banco de Chile, 2.99%, 12/09/31 (Call 09/09/31)(a)	400	316,125

Security	Par (000)	Value

Chile (continued)
Banco de Credito e Inversiones SA
2.88%, 10/14/31 (Call 07/14/31)(a)	$400	$312,000
3.50%, 10/12/27(a)(c)	400	361,000
Banco Santander Chile
2.70%, 01/10/25 (Call 12/10/24)(a)(c)	650	620,074
3.18%, 10/26/31 (Call 07/28/31)(a)(c)	400	321,428
Celulosa Arauco y Constitucion SA
4.20%, 01/29/30 (Call 10/29/29)(a)	400	335,000
4.25%, 04/30/29 (Call 01/30/29)(a)	600	519,564
5.15%, 01/29/50 (Call 07/29/49)(a)	400	276,970
5.50%, 04/30/49 (Call 10/30/48)(a)(c)	400	297,000
Cencosud SA
4.38%, 07/17/27 (Call 04/17/27)(a)	800	733,200
5.15%, 02/12/25 (Call 11/12/24)(a)	600	587,970
Chile Electricity Lux MPC Sarl, 6.01%, 01/20/33(b)	400	391,000
Cia. Cervecerias Unidas SA, 3.35%, 01/19/32 (Call 10/19/31)(a)	550	438,752
Colbun SA
3.15%, 03/06/30 (Call 12/06/29)(a)	400	325,820
3.15%, 01/19/32 (Call 10/19/31)(a)	600	468,210
3.95%, 10/11/27 (Call 07/11/27)(a)	400	363,772
Empresa Nacional de Telecomunicaciones SA
3.05%, 09/14/32 (Call 06/14/32)(a)	800	571,920
4.75%, 08/01/26 (Call 05/03/26)(a)	400	380,024
Enel Americas SA, 4.00%, 10/25/26 (Call 07/25/26)(c)	562	519,086
Enel Chile SA, 4.88%, 06/12/28 (Call 03/12/28)	900	836,347
Engie Energia Chile SA, 3.40%, 01/28/30 (Call 10/28/29)(a)	400	319,472
Falabella SA, 3.38%, 01/15/32 (Call 10/15/31)(a)	600	417,564
GNL Quintero SA, 4.63%, 07/31/29(a)	706	667,170
Interchile SA, 4.50%, 06/30/56 (Call 12/30/55)(a)	1,100	783,750
Inversiones CMPC SA
3.00%, 04/06/31 (Call 01/06/31)(a)	600	467,250
3.85%, 01/13/30 (Call 10/13/29)(a)	400	340,050
4.38%, 04/04/27(a)(c)	400	372,892
6.13%, 06/23/33 (Call 03/23/33)(a)	400	374,850
Latam Airlines Group SA, 13.38%, 10/15/29 (Call 10/15/25)(a)	500	536,937
Sociedad Quimica y Minera de Chile SA, 3.50%, 09/10/51 (Call 03/10/51)(a)	600	349,500
Telefonica Moviles Chile SA, 3.54%, 11/18/31 (Call 08/18/31)(a)	450	311,715

		15,961,047

China — 9.6%
Agile Group Holdings Ltd., 13.48%, (Call 11/30/23),
(5-year CMT + 9.216%)(a)(e)(g)(h)	200	3,376
Agricultural Bank of China Ltd./Hong Kong, 2.00%, 03/01/25(a)	200	190,498
Alibaba Group Holding Ltd.
2.13%, 02/09/31 (Call 11/09/30)	400	306,632
2.70%, 02/09/41 (Call 08/09/40)	400	229,632
3.15%, 02/09/51 (Call 08/09/50)	200	107,522
3.25%, 02/09/61 (Call 08/09/60)	200	101,630
3.40%, 12/06/27 (Call 09/06/27)	500	456,302
4.00%, 12/06/37 (Call 06/06/37)	400	298,540
4.20%, 12/06/47 (Call 06/06/47)	400	268,890
4.40%, 12/06/57 (Call 06/06/57)	200	132,100
4.50%, 11/28/34 (Call 05/28/34)	200	168,272
Amipeace Ltd.
1.75%, 11/09/26(a)	400	359,244
2.25%, 10/22/30(a)	200	158,580

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

China (continued)
2.50%, 12/05/24(a)	$200	$192,722
Baidu Inc.
2.38%, 08/23/31 (Call 05/23/31)(c)	200	151,166
3.08%, 04/07/25 (Call 03/07/25)	400	384,084
4.13%, 06/30/25	200	193,994
Bank of China Ltd.
4.63%, 06/26/26	400	392,652
6.12%, 04/28/25, (1-day SOFR + 0.780%)(a)(d)	200	200,228
Bank of China Ltd./Hong Kong, 3.88%, 06/30/25(a)	400	388,092
Bank of China Ltd./Luxembourg, 1.40%, 04/28/26(a)	400	362,724
Bank of Communications Co. Ltd., 3.80%, (Call 11/18/25), (5-year CMT + 3.345%)(a)(d)(e)	600	571,650
Bank of Communications Co. Ltd./Hong Kong, 1.20%, 09/10/25(a)	200	184,362
Beijing Gas Singapore Capital Corp., 1.88%, 01/18/25(a)	200	190,136
BOC Aviation Ltd.
1.75%, 01/21/26 (Call 12/21/25)(a)	300	274,185
2.63%, 09/17/30 (Call 06/17/30)(a)(c)	600	478,680
3.00%, 09/11/29 (Call 06/11/29)(a)	500	424,515
3.25%, 04/29/25 (Call 03/29/25)(a)	1,000	958,920
3.50%, 09/18/27 (Call 06/18/27)(a)	600	548,580
3.88%, 04/27/26 (Call 01/27/26)(a)(c)	500	476,665
4.50%, 05/23/28	200	188,843
BOC Aviation USA Corp., 4.88%, 05/03/33 (Call 02/03/33)(a)	400	358,024
CCBL Cayman 1 Corp. Ltd., 1.80%, 07/22/26(a)	200	179,404
CCCI Treasure Ltd., 3.43%, (Call 11/21/24), (5-year CMT + 4.998%)(a)(d)(e)	200	192,922
CDBL Funding 2, 2.00%, 03/04/26(a)	200	183,416
Central Plaza Development Ltd., 4.65%, 01/19/26 (Call 10/19/25)(a)	200	130,458
Chalco Hong Kong Investment Co. Ltd., 2.10%, 07/28/26 (Call 06/28/26)(a)	200	180,804
China Cinda 2020 I Management Ltd. 2.50%, 03/18/25 (Call 02/18/25)(a)	200	189,282
3.00%, 01/20/31 (Call 10/20/30)(a)	200	154,914
China Cinda 2020 I Mngmn Co., 3.25%, 01/28/27 (Call 10/28/26)(a)	200	180,918
China Cinda Finance 2015 I Ltd., 4.25%, 04/23/25(a)	400	386,228
China Cinda Finance 2017 I Ltd.
4.75%, 02/08/28(a)	200	186,184
4.75%, 02/21/29(a)	200	182,850
China Construction Bank Corp.
2.45%, 06/24/30 (Call 06/24/25), (5-year CMT + 2.150%)(a)(d)	400	377,448
2.85%, 01/21/32 (Call 01/21/27), (5-year CMT + 1.400%)(a)(d)	400	366,380
4.25%, 02/27/29 (Call 02/27/24), (5-year CMT + 1.880%)(a)(d)	200	198,802
5.84%, 12/21/24, (1-day SOFR + 0.500%)(a)(d)	200	199,386
China Construction Bank Corp./Hong Kong
1.25%, 08/04/25(a)	200	184,924
1.46%, 04/22/26(a)	200	181,426
China Construction Bank Corp./London, 3.13%, 05/17/25(a)	200	192,282
China Development Bank Financial Leasing Co. Ltd., 2.88%, 09/28/30 (Call 09/28/25), (5-year CMT + 2.750%)(a)(d)	200	185,016
China Everbright Bank Co. Ltd., 5.97%, 09/20/26, (1-day SOFR + 0.630%)(a)(d)	400	399,229

Security	Par (000)	Value

China (continued)
China Great Wall International Holdings III Ltd., 3.88%, 08/31/27(a)	$200	$173,424
China Mengniu Dairy Co. Ltd., 1.88%, 06/17/25 (Call 05/17/25)(a)	200	186,930
China Merchants Bank Co. Ltd./Hong Kong, 1.20%, 09/10/25(a)	200	183,974
China Modern Dairy Holdings Ltd., 2.13%, 07/14/26 (Call 06/14/26)(a)	200	171,192
China Overseas Finance Cayman VI Ltd., 6.45%, 06/11/34(a)	200	186,202
China Overseas Finance Cayman VIII Ltd., 2.75%, 03/02/30(a)	200	157,546
China Railway Xunjie Co. Ltd., 4.00%, 07/06/27(a)	200	188,766
China Resources Land Ltd., 3.75%, (Call 12/09/24), (5-year CMT + 5.139%)(a)(d)(e)	400	382,872
China State Construction Finance Cayman I Ltd., 3.40%, (Call 06/08/26), (5-year CMT + 5.581%)(a)(d)(e)	200	186,058
China Taiping Insurance Holdings Co. Ltd., 6.40%, (Call 03/09/28), (5-year CMT + 2.072%)(a)(d)(e)	400	404,344
CICC Hong Kong Finance 2016 MTN Ltd.
5.44%, 07/18/26	200	198,826
5.49%, 03/01/26(a)	200	198,788
CICC Hong Kong Finance MTN Ltd., 5.42%, 11/22/25(a)	400	395,156
CITIC Ltd.
2.85%, 02/25/30(a)	200	166,126
2.88%, 02/17/27 (Call 01/17/27)(a)	400	365,296
3.88%, 02/28/27(a)	200	188,232
CMB International Leasing Management Ltd., 1.88%, 08/12/25(a)	400	371,828
CMHI Finance BVI Co. Ltd.
4.00%, 06/01/27 (Call 05/01/27)(a)	200	188,762
5.00%, 08/06/28(a)	200	193,424
CNOOC Finance 2013 Ltd.
2.88%, 09/30/29 (Call 06/30/29)	200	173,226
3.30%, 09/30/49 (Call 03/30/49)	200	122,010
CNOOC Finance 2015 USA LLC
3.50%, 05/05/25(c)	400	387,100
4.38%, 05/02/28	400	381,250
CNOOC Petroleum North America ULC
5.88%, 03/10/35	200	192,564
6.40%, 05/15/37	400	399,096
7.50%, 07/30/39	150	163,295
CNPC HK Overseas Capital Ltd., 5.95%, 04/28/41(a)	200	193,134
Contemporary Ruiding Development Ltd.
1.50%, 09/09/26(a)	200	176,904
1.88%, 09/17/25 (Call 08/17/25)(a)	200	185,756
COSL Singapore Capital Ltd., 4.50%, 07/30/25(a)	200	195,146
CSCEC Finance Cayman II Ltd., 3.50%, 07/05/27(a)	200	184,414
Easy Tactic Ltd.
7.50%, 07/11/25 (Call 11/30/23), (7.50% PIK)(i)	317	17,440
7.50%, 07/11/27 (Call 11/30/23), (7.50% PIK)(i)	371	21,327
7.50%, 07/11/28 (Call 11/30/23), (7.50% PIK)(i)	161	6,462
ENN Clean Energy International Investment Ltd., 3.38%, 05/12/26 (Call 05/12/24)(a)	200	182,270
ENN Energy Holdings Ltd., 2.63%, 09/17/30 (Call 06/17/30)(a)	200	158,281
Fortune Star BVI Ltd., 5.95%, 10/19/25 (Call 11/30/23)(a)	400	296,960
Franshion Brilliant Ltd., 4.25%, 07/23/29(a)	200	109,040

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) October 31, 2023	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

China (continued)
Fuqing Investment management Co., 3.25%, 06/23/25(a)	$200	$120,390
GLP China Holdings Ltd., 2.95%, 03/29/26(a)	200	104,042
Haitong International Finance Holdings 2015 Ltd., 2.11%, 03/12/25(a)	200	188,960
Horse Gallop Finance Ltd., 1.70%, 07/28/25(a)	200	185,408
Huarong Finance 2017 Co. Ltd.
4.25%, 11/07/27(a)	400	337,832
4.75%, 04/27/27(a)	200	173,570
Huarong Finance 2019 Co. Ltd., 4.50%, 05/29/29(a)	400	325,544
Huarong Finance II Co. Ltd.
5.00%, 11/19/25(a)	200	184,292
5.50%, 01/16/25(a)	200	191,268
ICBCIL Finance Co. Ltd.
1.75%, 08/25/25(a)	400	370,456
1.75%, 08/02/26(a)	200	179,674
2.70%, 01/27/27(a)	200	181,114
Indonesia Government International Bond, 3.54%, 11/08/27	250	231,708
Industrial & Commercial Bank of China Ltd.
3.20%, (Call 09/24/26), (5-year CMT + 2.368%)(a)(d)(e)	1,200	1,104,192
4.50%, 01/19/26(a)	400	391,388
4.88%, 09/21/25(a)	400	391,752
6.27%, 01/19/26, (1-day SOFR + 0.930%)(a)(d)	200	201,288
Industrial & Commercial Bank of China Ltd./Hong Kong
1.63%, 10/28/26(a)	200	178,390
2.95%, 06/01/25(a)	200	191,660
Industrial & Commercial Bank of China Ltd./Singapore, 1.20%, 09/09/25(a)	200	184,240
Industrial Bank Co. Ltd./Hong Kong, 3.25%, 05/18/25(a)	200	193,062
JD.com Inc., 3.38%, 01/14/30 (Call 10/14/29)	200	168,962
Lenovo Group Ltd.
3.42%, 11/02/30 (Call 08/02/30)(a)	200	160,188
5.83%, 01/27/28 (Call 12/27/27)(a)	200	194,380
6.54%, 07/27/32 (Call 04/27/32)(a)	200	193,686
Longfor Group Holdings Ltd., 3.95%, 09/16/29(a)	200	70,864
MCC Holding Hong Kong Corp. Ltd., 2.95%, (Call 04/20/24), (3-year CMT + 5.595%)(a)(d)(e)	200	196,636
Meituan
2.13%, 10/28/25 (Call 09/28/25)(a)	200	184,186
3.05%, 10/28/30 (Call 07/28/30)(a)	200	152,436
Pioneer Reward Ltd.
2.00%, 04/09/26(a)	200	183,124
2.38%, 03/03/25(a)	200	190,510
5.25%, 08/09/26(a)	200	198,172
Prosus NV
3.06%, 07/13/31 (Call 04/13/31)(a)	1,400	1,011,500
3.26%, 01/19/27 (Call 12/19/26)(a)	800	706,160
3.68%, 01/21/30 (Call 10/21/29)(a)	1,000	792,500
3.83%, 02/08/51 (Call 08/08/50)(a)	1,300	676,000
4.03%, 08/03/50 (Call 02/03/50)(a)	800	436,000
4.19%, 01/19/32 (Call 10/19/31)(a)	800	615,400
4.85%, 07/06/27 (Call 04/06/27)(a)	400	369,000
4.99%, 01/19/52 (Call 07/19/51)(a)	900	564,750
RKPF Overseas 2020 A Ltd., 5.13%, 07/26/26 (Call 07/26/24)(a)	200	57,380
SF Holding Investment 2021 Ltd., 3.13%, 11/17/31(a)	200	159,066
SF Holding Investment Ltd., 2.38%, 11/17/26(a)	200	180,638

Security	Par (000)	Value

China (continued)
Shanghai Port Group BVI Development 2 Co. Ltd., 2.38%, 07/13/30 (Call 04/13/30)(a)	$200	$162,718
Sinopec Capital 2013 Ltd., 4.25%, 04/24/43(a)	200	153,976
State Elite Global Ltd., 1.50%, 09/29/26(a)	200	178,264
Tencent Holdings Ltd.
1.81%, 01/26/26 (Call 12/26/25)(a)	200	183,366
2.39%, 06/03/30 (Call 03/03/30)(a)	400	315,944
2.88%, 04/22/31 (Call 01/22/31)(a)	400	317,504
3.24%, 06/03/50 (Call 12/03/49)(a)	200	109,162
3.58%, 04/11/26 (Call 02/11/26)(a)	200	190,344
3.60%, 01/19/28 (Call 10/19/27)(a)(c)	300	273,787
3.68%, 04/22/41 (Call 10/22/40)(a)	400	264,892
3.80%, 02/11/25(a)	200	194,792
3.84%, 04/22/51 (Call 10/22/50)(a)	400	242,984
3.93%, 01/19/38 (Call 07/19/37)(a)	200	147,190
3.94%, 04/22/61 (Call 10/22/60)(a)	200	118,142
3.98%, 04/11/29 (Call 01/11/29)(a)	400	359,012
4.53%, 04/11/49 (Call 10/11/48)(a)(c)	200	140,318
Vigorous Champion International Ltd., 2.75%, 06/02/25(a)	200	187,636
Weibo Corp., 3.38%, 07/08/30 (Call 04/08/30)	200	154,022
West China Cement Ltd., 4.95%, 07/08/26 (Call 07/08/24)(a)	200	136,400
Westwood Group Holdings Ltd., 2.80%, 01/20/26(a)	200	177,444
Xiaomi Best Time International Ltd., 3.38%, 04/29/30 (Call 01/29/30)(a)	200	158,160
Yanlord Land HK Co. Ltd., 5.13%, 05/20/26 (Call 05/20/24)(a)	200	99,416
Yunda Holding Investment Co., 2.25%, 08/19/25(a)	200	179,500
ZhongAn Online P&C Insurance Co. Ltd., 3.13%, 07/16/25 (Call 04/16/25)(a)	200	176,316

		39,860,191

Colombia — 4.1%
ABRA Global Finance, 11.50%, 03/02/28(a)	814	629,548
AI Candelaria Spain SLU, 5.75%, 06/15/33 (Call 06/15/28)(a)	400	271,300
Avianca Midco 2 Ltd., 9.00%, 12/01/28 (Call 12/01/24)(a)	950	787,312
Avianca Midco 2 PLC, 9.00%, 12/01/28 (Call 12/01/24)(b)(c)	450	372,938
Banco Davivienda SA, 6.65%, (Call 04/22/31), (10-year CMT + 5.097%)(a)(d)(e)	400	245,652
Banco de Bogota SA, 6.25%, 05/12/26(a)	1,000	944,180
Bancolombia SA
4.63%, 12/18/29 (Call 12/18/24), (5-year CMT + 2.944%)(c)(d)	400	347,360
6.91%, 10/18/27, (5-year CMT + 2.929%)(d)	600	548,985
Canacol Energy Ltd., 5.75%, 11/24/28 (Call 11/24/24)(a)	400	286,520
Colombia Telecomunicaciones SA ESP, 4.95%, 07/17/30 (Call 04/17/30)(a)	400	263,800
Ecopetrol SA
4.13%, 01/16/25	1,033	994,572
4.63%, 11/02/31 (Call 08/02/31)(c)	1,000	746,500
5.38%, 06/26/26 (Call 03/26/26)(c)	1,235	1,179,085
5.88%, 05/28/45(c)	1,640	1,061,408
5.88%, 11/02/51 (Call 05/02/51)	650	404,008
6.88%, 04/29/30 (Call 01/29/30)	1,900	1,703,255
7.38%, 09/18/43(c)	750	594,225
8.63%, 01/19/29 (Call 12/19/28)(c)	658	655,039
8.88%, 01/13/33 (Call 10/13/32)	1,890	1,806,840

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Colombia (continued)
EnfraGen Energia Sur SA, 5.38%, 12/30/30(a)	$600	$401,700
Geopark Ltd., 5.50%, 01/17/27 (Call 01/17/24)(a)	400	334,900
Grupo Aval Ltd., 4.38%, 02/04/30 (Call 11/04/29)(a)	800	590,000
Grupo de Inversiones Suramericana SA, 5.50%, 04/29/26	400	376,000
Promigas SA ESP/Gases del Pacifico SAC, 3.75%, 10/16/29 (Call 07/16/29)(a)	400	322,000
Sierracol Energy Andina Co., 6.00%, 06/15/28 (Call 06/15/24)(a)	600	460,500
Transportadora de Gas Internacional SA ESP, 5.55%, 11/01/28 (Call 08/01/28)(a)	600	554,340

		16,881,967

Czech Republic — 0.1%
Allwyn Entertainment Financing U.K. PLC, 7.88%, 04/30/29	600	588,000

Ghana — 0.6%
Kosmos Energy Ltd., 7.13%, 04/04/26 (Call 11/10/23)(a)	600	551,574
Tullow Oil PLC
7.00%, 03/01/25 (Call 11/30/23)(a)	600	467,250
10.25%, 05/15/26 (Call 11/10/23)(a)	1,514	1,297,309

		2,316,133

Guatemala — 0.8%
Central American Bottling Corp./CBC Bottling Holdco
SL/Beliv Holdco SL, 5.25%, 04/27/29 (Call 04/27/26)(a)	1,050	922,289
CT Trust, 5.13%, 02/03/32 (Call 02/03/27)(a)	800	612,000
Investment Energy Resources Ltd., 6.25%, 04/26/29 (Call 04/26/25)(a)	800	696,000
Millicom International Cellular SA
4.50%, 04/27/31 (Call 04/27/26)(a)(c)	800	596,240
6.25%, 03/25/29 (Call 03/25/24)(a)	720	622,800

		3,449,329

Hong Kong — 4.1%
AIA Group Ltd.
2.70%, (Call 04/07/26),
(5-year CMT + 1.758%)(a)(d)(e)	200	173,618
3.20%, 03/11/25 (Call 12/11/24)(a)	200	193,384
3.20%, 09/16/40 (Call 03/16/40)(a)(c)	800	513,088
3.38%, 04/07/30 (Call 01/07/30)(a)	200	171,288
3.60%, 04/09/29 (Call 01/09/29)(a)	200	179,962
3.90%, 04/06/28 (Call 01/06/28)(a)	200	185,982
4.50%, 03/16/46 (Call 09/16/45)(a)	200	155,372
4.95%, 04/04/33 (Call 01/04/33)(a)	200	183,506
5.63%, 10/25/27 (Call 09/25/27)(a)	200	199,406
Bank of Communications Hong Kong Ltd.
2.30%, 07/08/31 (Call 07/08/26), (5-year CMT + 1.400%)(a)(d)	250	226,028
3.73%, (Call 03/03/25), (5-year CMT + 2.525%)(a)(d)(e)	250	240,337
Bank of East Asia Ltd. (The)
4.00%, 05/29/30 (Call 05/29/25), (5-year CMT + 3.750%)(a)(d)	250	229,750
5.83%, (Call 10/21/25), (5-year CMT + 5.527%)(a)(d)(e)	250	195,388
5.88%, (Call 09/19/24), (5-year CMT + 4.257%)(a)(d)(e)	250	213,853
6.75%, 03/15/27 (Call 03/15/26), (1-year CMT + 2.100%)(a)(d)	250	246,237

Security	Par (000)	Value

Hong Kong (continued)
Bocom Leasing Management Hong Kong Co. Ltd., 6.75%, 12/10/24, (3-mo. LIBOR US + 1.075%)(a)(d) .	$200	$199,600
CAS Capital No. 1 Ltd., 4.00%, (Call 07/12/26), (5-year CMT + 3.642%)(a)(d)(e)	200	157,134
Castle Peak Power Finance Co. Ltd., 3.25%, 07/25/27(a)	200	184,062
Cathay Pacific MTN Financing HK Ltd., 4.88%, 08/17/26(a)	200	190,410
Celestial Miles Ltd., 5.75%, (Call 01/31/24), (5-year CMT + 8.205%)(a)(d)(e)	200	195,948
China CITIC Bank International Ltd.
4.63%, 02/28/29 (Call 02/28/24), (5-year CMT + 2.250%)(a)(d)	250	248,507
4.80%, (Call 04/22/27), (5-year CMT + 2.104%)(a)(d)(e)	250	237,502
7.10%, (Call 11/06/23), (5-year CMT + 4.151%)(a)(d)(e)	200	199,848
CLP Power HK Finance Ltd., 3.55%, (Call 02/06/25), (5-year CMT + 2.041%)(a)(d)(e)	400	380,464
FWD Group Ltd.
6.38%, (Call 09/13/24), (5-year CMT + 4.876%)(a)(d)(e)	250	217,290
8.05%, (Call 12/15/23), (5-year CMT + 4.865%)(a)(d)(e)	200	183,080
Henderson Land MTN Ltd., 2.38%, 05/27/25(a)	200	188,042
HKT Capital No. 4 Ltd., 3.00%, 07/14/26(a)	200	185,860
HKT Capital No. 5 Ltd., 3.25%, 09/30/29(a)	200	171,414
HKT Capital No. 6 Ltd., 3.00%, 01/18/32 (Call 10/18/31)(a)	200	157,788
Hongkong Electric Finance Ltd.
1.88%, 08/27/30 (Call 02/27/30)(a)	200	154,006
2.88%, 05/03/26(a)	400	374,388
Hongkong Land Finance Cayman Islands Co. Ltd. (The)
2.25%, 07/15/31 (Call 04/15/31)(a)	200	150,032
2.88%, 05/27/30 (Call 02/27/30)(a)	200	163,636
HPHT Finance 21 II Ltd., 1.50%, 09/17/26 (Call 08/17/26)(a)	200	176,984
HPHT Finance 21 Ltd., 2.00%, 03/19/26 (Call 02/19/26)(a)	200	183,028
Hysan MTN Ltd., 2.82%, 09/04/29(a)	400	324,724
IFC Development Corporate Treasury Ltd., 3.63%, 04/17/29(a)	200	178,204
Inventive Global Investments Ltd., 1.65%, 09/03/25(a)	200	184,146
JMH Co. Ltd., 2.50%, 04/09/31 (Call 01/09/31)(a)	400	313,656
Joy Treasure Assets Holdings Inc., 3.50%, 09/24/29 (Call 06/24/29)(a)	200	162,324
Li & Fung Ltd., 5.25%, (Call 05/03/24)(a)(e)	200	68,292
Link Finance Cayman 2009 Ltd. (The)
2.75%, 01/19/32(a)	200	154,926
2.88%, 07/21/26(a)	200	185,372
Melco Resorts Finance Ltd.
4.88%, 06/06/25 (Call 11/30/23)(a)	600	563,820
5.25%, 04/26/26 (Call 11/30/23)(a)(c)	600	548,502
5.38%, 12/04/29 (Call 12/04/24)(a)	1,000	791,740
5.63%, 07/17/27 (Call 11/30/23)(a)(c)	600	520,812
5.75%, 07/21/28 (Call 11/30/23)(a)	1,000	844,430
MTR Corp. Ltd., 1.63%, 08/19/30(a)	400	311,088
Nan Fung Treasury III Ltd., 5.00%, (Call 11/30/23)(a)(e)	200	126,282
Nan Fung Treasury Ltd., 3.63%, 08/27/30(a)	200	157,048

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) October 31, 2023	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Hong Kong (continued)
Nanyang Commercial Bank Ltd.
3.80%, 11/20/29 (Call 11/20/24), (5-year CMT + 2.180%)(a)(d)	$250	$240,925
6.50%, (Call 04/28/27), (5-year CMT + 3.509%)(a)(d)(e)	250	239,535
New World China Land Ltd., 4.75%, 01/23/27(a)	200	155,378
NWD Finance BVI Ltd.
4.13%, (Call 03/10/28), (5-year CMT + 5.858%)(a)(d)(e)	400	196,192
4.80%, (Call 11/30/23)(a)(e)	400	159,304
5.25%, (Call 03/22/26), (5-year CMT + 7.889%)(a)(d)(e)	200	119,678
6.15%, (Call 03/16/25), (3-year CMT + 6.201%)(a)(d)(e)	200	146,566
6.25%, (Call 03/07/24)(a)(e)	200	94,460
NWD MTN Ltd.
4.13%, 07/18/29(a)	200	129,986
4.50%, 05/19/30(a)	200	125,406
Panther Ventures Ltd., 3.50%, (Call 12/22/23)(a)(e)	200	100,720
PCPD Capital Ltd., 5.13%, 06/18/26 (Call 06/18/24)(a)	200	134,896
Phoenix Lead Ltd., 4.85%, (Call 02/23/24)(a)(e)	200	137,904
Prudential Funding Asia PLC, 3.13%, 04/14/30	200	166,848
Prudential PLC
2.95%, 11/03/33 (Call 08/03/28), (5-year CMT + 1.517%)(a)(d)	200	162,974
4.88%, (Call 01/20/24)(a)(e)	400	315,072
Seaspan Corp., 5.50%, 08/01/29 (Call 08/01/24)(a)	200	153,358
Sun Hung Kai Properties Capital Market Ltd.
2.75%, 05/13/30 (Call 02/13/30)(a)	200	162,100
2.88%, 01/21/30(a)	200	164,544
3.75%, 02/25/29(a)	200	178,654
Swire Pacific MTN Financing HK Ltd., 2.88%, 01/30/30 (Call 10/30/29)(a)	200	165,478
Swire Properties MTN Financing Ltd., 3.63%, 01/13/26(a)	200	190,868
Wharf REIC Finance BVI Ltd., 3.50%, 01/17/28(a)	200	180,112
Wheelock MTN BVI Ltd., 2.38%, 01/25/26(a)	200	184,396

		17,046,942

Hungary — 0.3%
OTP Bank Nyrt
7.50%, 05/25/27, (1-year CMT + 3.711%)	400	400,764
8.75%, 05/15/33 (Call 02/15/28), (5-year CMT + 5.060%)(a)(d)	700	689,500

		1,090,264

India — 4.6%
ABJA Investment Co. Pte Ltd., 5.45%, 01/24/28(a)	600	577,668
Adani Electricity Mumbai Ltd., 3.95%, 02/12/30(a)	400	282,300
Adani Green Energy UP Ltd./Prayatna Developers Pvt Ltd./Parampujya Solar Energy, 6.25%, 12/10/24(a)	200	190,460
Adani Ports & Special Economic Zone Ltd.
3.10%, 02/02/31(a)	200	129,750
4.00%, 07/30/27 (Call 06/30/27)(a)	200	163,796
4.20%, 08/04/27 (Call 02/04/27)(a)	400	327,250
4.38%, 07/03/29(a)	400	303,756
Adani Transmission Ltd., 4.00%, 08/03/26(a)	200	170,318
Axis Bank Ltd., 4.10%, (Call 09/08/26), (5-year CMT + 3.315%)(a)(d)(e)	200	172,132
Bharat Petroleum Corp. Ltd., 4.00%, 05/08/25(a)	200	193,738
Bharti Airtel Ltd.
3.25%, 06/03/31 (Call 03/05/31)(a)	200	161,656

Security	Par (000)	Value

India (continued)
4.38%, 06/10/25(a)	$400	$390,236
BPRL International Singapore Pte Ltd., 4.38%, 01/18/27(a)	400	376,516
CA Magnum Holdings, 5.38%, 10/31/26 (Call 11/10/23)(a)	600	522,516
Delhi International Airport Ltd.
6.13%, 10/31/26(a)	400	378,976
6.45%, 06/04/29(a)	200	181,192
Greenko Dutch BV, 3.85%, 03/29/26 (Call 11/30/23)(a)	370	329,069
Greenko Power II Ltd., 4.30%, 12/13/28 (Call 12/14/24)(a)	557	466,820
Greenko Solar Mauritius Ltd.
5.55%, 01/29/25 (Call 11/30/23)(a)	400	383,940
5.95%, 07/29/26 (Call 11/30/23)(a)	200	183,650
Greenko Wind Projects Mauritius Ltd., 5.50%, 04/06/25 (Call 04/06/24)(a)	400	379,124
HDFC Bank Ltd., 3.70%, (Call 08/25/26), (5-year CMT + 2.925%)(a)(d)(e)	400	344,204
HDFC Bank Ltd./Gift City, 5.69%, 03/02/26(a)	400	399,052
Hindustan Petroleum Corp. Ltd., 4.00%, 07/12/27(a)	200	185,176
ICICI Bank Ltd./Dubai
3.80%, 12/14/27(a)	200	183,720
4.00%, 03/18/26(a)	450	431,370
Indian Railway Finance Corp. Ltd.
2.80%, 02/10/31(a)(c)	400	315,368
3.25%, 02/13/30(a)	200	167,434
3.57%, 01/21/32(a)	400	325,896
3.84%, 12/13/27(a)	200	183,698
JSW Hydro Energy Ltd., 4.13%, 05/18/31 (Call 05/18/26)(a)	336	273,722
JSW Steel Ltd.
3.95%, 04/05/27 (Call 10/05/26)(a)	400	342,500
5.05%, 04/05/32 (Call 10/05/31)(a)	200	154,380
Network i2i Ltd.
3.98%, (Call 03/03/26), (5-year CMT + 3.390%)(d)(e)	400	360,300
5.65%, (Call 01/15/25), (5-year CMT + 4.274%)(a)(d)(e)	600	580,896
NTPC Ltd., 4.25%, 02/26/26(a)	200	193,252
Oil India International Pte Ltd., 4.00%, 04/21/27(a)	200	186,444
Oil India Ltd., 5.13%, 02/04/29(a)	400	381,128
ONGC Videsh Vankorneft Pte Ltd., 3.75%, 07/27/26(a)	400	378,532
Periama Holdings LLC/DE, 5.95%, 04/19/26(a)	400	375,500
Power Finance Corp. Ltd.
3.35%, 05/16/31(a)	200	160,068
3.95%, 04/23/30(a)	400	341,736
4.50%, 06/18/29(a)	400	362,096
6.15%, 12/06/28(a)	200	198,412
REC Ltd.
2.25%, 09/01/26(a)	400	359,996
5.63%, 04/11/28(a)	400	387,420
Reliance Industries Ltd.
2.88%, 01/12/32(a)	1,100	856,273
3.63%, 01/12/52(a)	900	547,929
3.67%, 11/30/27(a)	500	459,480
3.75%, 01/12/62(a)	400	232,504
4.13%, 01/28/25(a)	250	244,160
4.88%, 02/10/45(a)	250	196,523
6.25%, 10/19/40(a)	250	239,562

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

India (continued)
ReNew Wind Energy AP2/ReNew Power Pvt Ltd. other 9 Subsidiaries, 4.50%, 07/14/28 (Call 11/10/23)(a)	$400	$328,212
State Bank of India, 4.88%, 05/05/28(a)	400	382,500
State Bank of India/London, 1.80%, 07/13/26(a)	400	360,076
UPL Corp. Ltd., 4.63%, 06/16/30(a)	200	154,508
Vedanta Resources Finance II PLC
8.95%, 03/11/25 (Call 09/11/24)(a)	800	582,968
9.25%, 04/23/26 (Call 11/30/23)(a)(c)	200	117,098
Wipro IT Services LLC, 1.50%, 06/23/26 (Call 05/23/26)(a)	400	357,720

		18,896,676

Indonesia — 2.6%
Bank Mandiri Persero Tbk PT, 4.75%, 05/13/25(a)	400	391,752
Bank Negara Indonesia Persero Tbk PT
3.75%, 03/30/26(a)	400	367,500
4.30%, (Call 03/24/27), (5-year CMT + 3.466%)(a)(d)(e)	600	485,760
Cikarang Listrindo Tbk PT, 4.95%, 09/14/26 (Call 11/30/23)(a)	600	567,618
Freeport Indonesia PT
4.76%, 04/14/27 (Call 03/14/27)(a)	700	663,124
5.32%, 04/14/32 (Call 01/01/32)(a)	1,600	1,421,216
6.20%, 04/14/52 (Call 10/14/51)(a)	700	574,140
Indika Energy Capital IV Pte Ltd., 8.25%, 10/22/25 (Call 11/30/23)(a)	500	493,885
Indofood CBP Sukses Makmur Tbk PT
3.40%, 06/09/31 (Call 12/09/30)(a)	1,000	790,820
3.54%, 04/27/32 (Call 10/27/31)(a)	600	467,940
4.75%, 06/09/51 (Call 12/09/50)(a)	600	399,780
LLPL Capital Pte Ltd., 6.88%, 02/04/39(a)	644	560,484
Medco Bell Pte Ltd., 6.38%, 01/30/27 (Call 01/30/24)(a)	600	561,756
Medco Maple Tree Pte Ltd., 8.96%, 04/27/29 (Call 10/27/25)(b)	400	393,000
Medco Oak Tree Pte Ltd., 7.38%, 05/14/26 (Call 11/30/23)(a)	400	395,564
Minejesa Capital BV
4.63%, 08/10/30(a)	1,200	1,068,168
5.63%, 08/10/37(a)	800	590,048
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak, 4.85%, 10/14/38 (Call 10/14/29)(a)	800	660,400

		10,852,955

Israel — 3.4%
Bank Hapoalim BM, 3.26%, 01/21/32 (Call 10/21/26), (5-year CMT + 2.155%)(a)(b)(d)	800	646,000
Bank Leumi Le-Israel BM
3.28%, 01/29/31 (Call 01/29/26), (5-year CMT + 1.631%)(b)(d)	600	513,750
5.13%, 07/27/27 (Call 06/27/27)(a)(b)	400	372,000
7.13%, 07/18/33 (Call 04/18/28), (5-year CMT + 3.466%)(a)(b)(d)	400	355,000
Energian Israel Finance Ltd.
4.88%, 03/30/26 (Call 12/30/25)(a)(b)	455	398,994
5.38%, 03/30/28 (Call 09/30/27)(a)(b)	530	432,613
5.88%, 03/30/31 (Call 09/30/30)(a)(b)	522	414,338
8.50%, 09/30/33(b)	570	496,612
ICL Group Ltd., 6.38%, 05/31/38 (Call 11/30/37)(a)(b)	535	445,388

Security	Par (000)	Value

Israel (continued)
Israel Discount Bank Ltd., 5.38%, 01/26/28 (Call 12/26/27)(b)	$600	$552,150
Israel Electric Corp. Ltd.
3.75%, 02/22/32(a)(b)	400	304,000
4.25%, 08/14/28(a)(b)	800	699,500
Leviathan Bond Ltd.
6.13%, 06/30/25 (Call 03/30/25)(a)(b)	520	477,750
6.50%, 06/30/27 (Call 12/30/26)(a)(b)	500	436,250
6.75%, 06/30/30 (Call 12/30/29)(a)(b)	425	348,925
Mizrahi Tefahot Bank Ltd., 3.08%, 04/07/31 (Call 04/07/26), (5-year CMT + 2.250%)(a)(b)(d)	400	333,500
Teva Pharmaceutical Finance Co. LLC, 6.15%, 02/01/36(c)	700	583,632
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/01/26	2,125	1,855,316
4.10%, 10/01/46	1,550	917,011
4.75%, 05/09/27 (Call 02/09/27)	800	720,000
5.13%, 05/09/29 (Call 02/09/29)(c)	750	647,812
6.75%, 03/01/28 (Call 12/01/27)(c)	1,300	1,240,915
7.88%, 09/15/29 (Call 06/15/29)	400	392,300
8.13%, 09/15/31 (Call 06/15/31)	400	394,224

		13,977,980

Jordan — 0.1%
Hikma Finance USA LLC, 3.25%, 07/09/25(a)	400	373,396

Kazakhstan — 1.5%
KazMunayGas National Co. JSC
3.50%, 04/14/33 (Call 10/14/32)(a)	600	436,500
4.75%, 04/19/27(a)	1,000	932,000
5.38%, 04/24/30(a)	1,200	1,069,800
5.75%, 04/19/47(a)	1,200	889,800
6.38%, 10/24/48(a)	1,500	1,173,750
Tengizchevroil Finance Co. International Ltd.
2.63%, 08/15/25 (Call 05/15/25)(a)	400	360,600
3.25%, 08/15/30 (Call 02/15/30)(a)	800	594,800
4.00%, 08/15/26(a)	900	801,225

		6,258,475

Kuwait — 1.9%
Boubyan Sukuk Ltd.
2.59%, 02/18/25(a)	800	760,000
3.39%, 03/29/27(a)	400	372,108
Burgan Bank SAK
2.75%, 12/15/31 (Call 09/15/26), (5-year CMT + 2.229%)(a)(d)	400	300,000
5.75%, (Call 07/09/24), (5-year CMT + 4.007%)(a)(d)(e)	400	359,420
Equate Petrochemical BV
2.63%, 04/28/28 (Call 01/28/28)(a)	800	682,216
4.25%, 11/03/26(a)	1,200	1,129,728
Kuwait Projects Co. SPC Ltd.
4.23%, 10/29/26(a)	600	513,960
4.50%, 02/23/27(a)	400	335,148
MEGlobal Canada ULC
5.00%, 05/18/25(a)	800	777,250
5.88%, 05/18/30(a)	600	584,244
NBK SPC Ltd., 1.63%, 09/15/27 (Call 09/15/26), (1-day SOFR + 1.050%)(a)(d)	1,000	880,600
NBK Tier 1 Financing 2 Ltd., 4.50%, (Call 08/27/25)(a)(d)(e)	800	732,000

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) October 31, 2023	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Kuwait (continued)
NBK Tier 1 Financing Ltd., 3.63%, (Call 08/24/26)(a)(d)(e)	$600	$516,375

		7,943,049

Luxembourg — 0.5%
Altice Financing SA
5.00%, 01/15/28 (Call 11/30/23)(a)	1,000	811,800
5.75%, 08/15/29	1,600	1,236,000

		2,047,800

Macau — 3.3%
Champion Path Holdings Ltd.
4.50%, 01/27/26 (Call 01/27/24)(a)	400	345,544
4.85%, 01/27/28 (Call 01/27/25)(a)	500	389,070
Industrial & Commercial Bank of China Macau Ltd., 2.88%, 09/12/29 (Call 09/12/24), (5-year CMT + 1.650%)(a)(d)	200	194,292
MGM China Holdings Ltd.
4.75%, 02/01/27 (Call 02/01/24)(a)	600	524,955
5.25%, 06/18/25 (Call 11/10/23)(a)	600	570,960
5.88%, 05/15/26 (Call 11/10/23)(a)	700	651,504
Sands China Ltd.
2.55%, 03/08/27 (Call 02/08/27)	600	510,480
3.10%, 03/08/29 (Call 01/08/29)	600	481,242
3.50%, 08/08/31 (Call 05/08/31)	500	376,125
4.30%, 01/08/26 (Call 12/08/25)	800	741,032
4.88%, 06/18/30 (Call 03/18/30)	600	501,450
5.38%, 08/08/25 (Call 06/08/25)	1,800	1,734,282
5.65%, 08/08/28 (Call 05/08/28)	1,800	1,660,050
Studio City Finance Ltd.
5.00%, 01/15/29 (Call 01/15/24)(a)	900	642,082
6.00%, 07/15/25 (Call 11/30/23)(a)	400	374,250
6.50%, 01/15/28 (Call 11/30/23)(a)	600	489,966
Wynn Macau Ltd.
5.13%, 12/15/29 (Call 12/15/24)(a)	1,000	779,360
5.50%, 01/15/26 (Call 11/30/23)(a)	1,200	1,105,824
5.50%, 10/01/27 (Call 11/10/23)(a)	600	521,874
5.63%, 08/26/28 (Call 11/10/23)(a)	1,200	999,600

		13,593,942

Malaysia — 1.5%
Axiata SPV2 Bhd
2.16%, 08/19/30 (Call 05/19/30)(a)	600	471,918
4.36%, 03/24/26(a)	400	386,920
Axiata SPV5 Labuan Ltd., 3.06%, 08/19/50 (Call 02/19/50)(a)	1,000	568,570
CIMB Bank Bhd, 2.13%, 07/20/27(a)	600	526,548
Genm Capital Labuan Ltd., 3.88%, 04/19/31 (Call 01/19/31)(a)	1,000	760,140
Gohl Capital Ltd., 4.25%, 01/24/27(a)	1,200	1,096,860
Misc Capital Two Labuan Ltd., 3.75%, 04/06/27 (Call 03/06/27)(a)	600	551,622
RBH Bank, 1.66%, 06/29/26(a)	400	357,872
TNB Global Ventures Capital Bhd
3.24%, 10/19/26(a)	800	744,600
4.85%, 11/01/28(a)	700	670,562

		6,135,612

Mexico — 4.6%
Alfa SAB de CV, 6.88%, 03/25/44 (Call 09/25/43)(a)	200	178,750
Alpek SAB de CV
3.25%, 02/25/31 (Call 11/25/30)(a)	200	151,250
4.25%, 09/18/29 (Call 06/18/29)(a)	200	168,830
Alsea SAB de CV, 7.75%, 12/14/26 (Call 12/14/23)(a)	200	197,925

Security	Par (000)	Value

Mexico (continued)
America Movil SAB de CV
2.88%, 05/07/30 (Call 02/07/30)(c)	$600	$492,000
3.63%, 04/22/29 (Call 01/22/29)	200	177,700
4.38%, 07/16/42	400	305,000
4.38%, 04/22/49 (Call 10/22/48)(c)	400	298,080
4.70%, 07/21/32 (Call 04/21/32)	400	357,936
6.13%, 03/30/40	800	766,800
6.38%, 03/01/35(c)	350	350,875
Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa, 4.38%, 04/11/27 (Call 01/11/27)(a)	300	276,987
Banco Mercantil del Norte SA/Grand Cayman
5.88%, (Call 01/24/27), (5-year CMT + 4.643%)(a)(d)(e)	200	168,810
6.63%, (Call 01/24/32), (10-year CMT + 5.034%)(a)(d)(e)	200	151,000
6.75%, (Call 09/27/24), (5-year CMT + 4.967%)(a)(c)(d)(e)	200	193,762
7.50%, (Call 06/27/29), (10-year CMT + 5.470%)(a)(d)(e)	200	171,000
7.63%, 01/10/28, (10-year CMT + 5.353%)(a)(d)	200	180,250
8.38%, (Call 10/14/30), (10-year CMT + 7.760%)(a)(d)(e)	200	182,188
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
5.38%, 04/17/25(a)	850	832,894
7.53%, 10/01/28, (5-year CMT + 2.995%)(a)(d)	200	198,810
BBVA Bancomer SA/Texas
1.88%, 09/18/25(a)	200	182,700
5.13%, 01/18/33 (Call 01/17/28), (5-year CMT + 2.650%)(a)(d)	600	505,920
5.88%, 09/13/34 (Call 09/13/29), (5-year CMT + 4.308%)(a)(d)	400	346,000
8.45%, 06/29/38 (Call 06/29/33), (5-year CMT + 4.661%)(a)(d)	400	381,000
Becle SAB de CV, 2.50%, 10/14/31 (Call 07/14/31)(a)	200	146,554
Bimbo Bakeries USA Inc., 4.00%, 05/17/51 (Call 11/17/50)(a)	200	134,702
Braskem Idesa SAPI
6.99%, 02/20/32 (Call 02/20/27)(a)	400	233,380
7.45%, 11/15/29 (Call 11/15/24)(a)	400	253,280
Cemex SAB de CV
3.88%, 07/11/31 (Call 07/11/26)(a)	200	162,300
5.20%, 09/17/30 (Call 09/17/25)(a)	400	360,400
5.45%, 11/19/29 (Call 11/19/24)(a)	400	370,250
9.13%, (Call 03/14/28), (5-year CMT + 4.907%)(a)(d)(e)	400	408,500
Cemex SAB De CV, 5.13%, (Call 06/08/26), (5-year CMT + 4.534%)(a)(d)(e)	400	368,144
Cibanco SA Ibm/PLA Administradora Industrial S de RL de CV, 4.96%, 07/18/29 (Call 04/18/29)(a)	200	177,826
Coca-Cola Femsa SAB de CV
1.85%, 09/01/32 (Call 06/01/32)	450	323,698
2.75%, 01/22/30 (Call 10/22/29)	200	166,628
Cometa Energia SA de CV, 6.38%, 04/24/35 (Call 01/24/35)(a)	160	145,829
Fomento Economico Mexicano SAB de CV, 3.50%, 01/16/50 (Call 07/16/49)	700	450,625
Fresnillo PLC, 4.25%, 10/02/50 (Call 04/02/50)(a)	400	264,140
Grupo Aeromexico SAB de CV, 8.50%, 03/17/27 (Call 03/17/24)(a)	400	370,780

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mexico (continued)
Grupo Bimbo SAB de CV
4.00%, 09/06/49(a)	$200	$135,890
4.70%, 11/10/47 (Call 05/10/47)(a)	200	153,500
4.88%, 06/27/44(a)	200	159,344
Grupo Televisa SAB
5.00%, 05/13/45 (Call 11/13/44)	200	149,500
5.25%, 05/24/49 (Call 11/24/48)(c)	200	155,000
6.13%, 01/31/46 (Call 07/31/45)(c)	200	174,000
6.63%, 01/15/40	500	470,000
Industrias Penoles SAB de CV
4.15%, 09/12/29 (Call 06/12/29)(a)	200	172,500
4.75%, 08/06/50 (Call 02/06/50)(a)	400	276,968
Infraestructura Energetica Nova SAB de CV
4.75%, 01/15/51 (Call 07/15/50)(a)	400	272,000
4.88%, 01/14/48(a)	200	139,510
Kimberly-Clark de Mexico SAB de CV, 2.43%, 07/01/31 (Call 04/01/31)(a)	200	160,500
Minera Mexico SA de CV, 4.50%, 01/26/50 (Call 07/26/49)(a)	400	268,492
Nemak SAB de CV, 3.63%, 06/28/31 (Call 03/28/31)(a)	200	146,750
Orbia Advance Corp. SAB de CV
1.88%, 05/11/26 (Call 04/11/26)(a)	200	177,946
2.88%, 05/11/31 (Call 02/11/31)(a)	200	147,750
4.00%, 10/04/27 (Call 07/04/27)(a)	200	180,618
5.50%, 01/15/48 (Call 07/15/47)(a)	200	145,350
5.88%, 09/17/44(a)	200	156,000
Sigma Alimentos SA de CV, 4.13%, 05/02/26 (Call 02/02/26)(a)	400	376,000
Sigma Finance Netherlands BV, 4.88%, 03/27/28 (Call 12/27/27)(a)	200	188,000
Southern Copper Corp.
3.88%, 04/23/25	200	192,250
5.25%, 11/08/42	476	395,546
5.88%, 04/23/45(c)	570	508,440
6.75%, 04/16/40	475	470,055
7.50%, 07/27/35	300	316,890
Tierra Mojada Luxembourg II Sarl, 5.75%, 12/01/40	366	289,581
Total Play Telecomunicaciones SA de CV, 6.38%, 09/20/28 (Call 09/30/25)(a)	400	189,312
Trust Fibra Uno
4.87%, 01/15/30 (Call 10/30/29)(a)	600	498,000
5.25%, 01/30/26 (Call 10/30/25)(a)	400	380,540
6.39%, 01/15/50 (Call 07/15/49)(a)	200	139,188
6.95%, 01/30/44 (Call 07/30/43)(a)	200	152,500

		19,291,423

Moldova — 0.1%
Aragvi Finance International SR, 8.45%, 04/29/26 (Call 04/29/24)(a)	400	271,368

Morocco — 0.5%
OCP SA
3.75%, 06/23/31 (Call 03/23/31)(a)	900	704,637
4.50%, 10/22/25(a)	400	382,000
5.13%, 06/23/51 (Call 12/23/50)(a)	800	512,000
6.88%, 04/25/44(a)	400	327,000

		1,925,637

Security	Par (000)	Value

Nigeria — 0.7%
Access Bank PLC
6.13%, 09/21/26(a)	$600	$499,875
9.13%, (Call 10/07/26), (5-year CMT + 8.070%)(a)(d)(e)	400	320,120
IHS Holding Ltd.
5.63%, 11/29/26 (Call 11/30/23)(a)	400	320,500
6.25%, 11/29/28 (Call 11/29/24)(a)	400	292,980
IHS Netherlands Holdco BV, 8.00%, 09/18/27 (Call 11/30/23)(a)	1,050	856,538
SEPLAT Energy PLC, 7.75%, 04/01/26 (Call 11/30/23)(a)	600	504,000

		2,794,013

Oman — 0.3%
Bank Muscat SAOG, 4.75%, 03/17/26(a)	400	381,180
Oztel Holdings SPC Ltd., 6.63%, 04/24/28(a)	750	745,583

		1,126,763

Panama — 0.7%
AES Panama Generation Holdings SRL, 4.38%, 05/31/30 (Call 02/28/30)(a)	1,189	964,250
Banco General SA, 4.13%, 08/07/27 (Call 05/07/27)(a)	400	364,820
C&W Senior Financing DAC, 6.88%, 09/15/27 (Call 11/10/23)(a)	1,250	1,068,500
Cable Onda SA, 4.50%, 01/30/30 (Call 01/30/25)(a)	600	468,750

		2,866,320

Paraguay — 0.2%
Bioceanico Sovereign Certificate Ltd., 0.00%, 06/05/34(a)(f)	668	459,507
Telefonica Celular del Paraguay SA, 5.88%, 04/15/27 (Call 11/10/23)(a)	400	360,600

		820,107

Peru — 1.6%
Banco de Credito del Peru, 2.70%, 01/11/25 (Call 12/11/24)(a)(c)	700	666,904
Banco de Credito del Peru SA
3.13%, 07/01/30 (Call 07/01/25), (5-year CMT + 3.000%)(a)(d)	800	731,000
3.25%, 09/30/31 (Call 09/30/26), (5-year CMT + 2.450%)(a)(d)	400	348,832
Cia. De Minas Buenaventur Co., 5.50%, 07/23/26 (Call 11/30/23)(a)	600	522,726
Consorcio Transmantaro SA
4.70%, 04/16/34(a)(c)	600	518,832
5.20%, 04/11/38 (Call 01/11/38)(a)	400	338,184
Credicorp Ltd., 2.75%, 06/17/25 (Call 05/17/25)(a)	400	373,836
InRetail Consumer, 3.25%, 03/22/28 (Call 01/22/28)(a)	600	500,892
Kallpa Generacion SA, 4.13%, 08/16/27 (Call 05/16/27)(a)	600	539,250
Lima Metro Line 2 Finance Ltd., 5.88%, 07/05/34(a)	444	421,650
Minsur SA, 4.50%, 10/28/31(a)	400	323,200
Peru LNG Srl, 5.38%, 03/22/30(a)	1,000	765,625
Transportadora de Gas del Peru SA, 4.25%, 04/30/28(a)	800	751,832

		6,802,763

Philippines — 1.3%
BDO Unibank Inc., 2.13%, 01/13/26(a)	600	553,746
Globe Telecom Inc., 4.20%, (Call 08/02/26), (5-year CMT + 5.527%)(a)(d)(e)	600	554,610
JGSH Philippines Ltd., 4.13%, 07/09/30(a)	600	532,656

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) October 31, 2023	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Philippines (continued)
Manila Water Co. Inc., 4.38%, 07/30/30 (Call 07/30/25)(a)	$400	$351,952
Metropolitan Bank & Trust Co., 2.13%, 01/15/26(a)	600	552,930
Petron Corp., 5.95%, (Call 04/19/26), (5-year CMT + 7.574%)(a)(d)(e)	600	548,292
San Miguel Crop., 5.50%, (Call 07/29/25), (5-year CMT + 10.237%)(a)(d)(e)	400	365,564
SMC Global Power Holdings Corp.
5.45%, (Call 12/09/26), (5-year CMT + 7.155%)(a)(d)(e)	600	408,372
5.70%, (Call 01/21/26), (5-year CMT + 6.554%)(a)(d)(e)	600	428,442
6.50%, (Call 04/25/24), (5-year CMT + 6.608%)(a)(d)(e)	700	625,191
7.00%, (Call 10/21/25), (5-year CMT + 9.199%)(a)(d)(e)	800	633,200

		5,554,955

Poland — 0.2%
Canpack SA/Canpack U.S. LLC, 3.88%, 11/15/29 (Call 11/15/24)(a)	900	722,241

Qatar — 3.0%
ABQ Finance Co., 2.00%, 07/06/26(a)	400	355,500
ABQ Finance Ltd., 1.88%, 09/08/25(a)	600	548,352
CBQ Finance Ltd.
2.00%, 09/15/25(a)	400	366,932
2.00%, 05/12/26(a)	600	537,726
Commercial Bank PSQC (The), 4.50%, (Call 03/03/26), (5-year CMT + 3.874%)(a)(d)(e)	400	358,750
Doha Finance Ltd., 2.38%, 03/31/26(a)	500	451,365
MAR Sukuk Ltd., 2.21%, 09/02/25(a)	800	746,848
Nakilat Inc., 6.07%, 12/31/33(a)	604	601,480
Ooredoo International Finance Ltd.
2.63%, 04/08/31(a)	1,200	967,500
3.75%, 06/22/26(a)	600	570,150
3.88%, 01/31/28(a)	400	373,652
4.50%, 01/31/43(a)	400	338,000
5.00%, 10/19/25(a)	600	590,625
QIB Sukuk Ltd.
1.95%, 10/27/25(a)	900	828,000
6.98%, 02/07/25, (3-mo. SOFR + 1.612%)(a)(d)	800	804,000
QNB Finance Ltd.
1.38%, 01/26/26(a)	1,050	940,695
1.63%, 09/22/25(a)	600	549,498
2.63%, 05/12/25(a)	800	754,048
2.75%, 02/12/27(a)	900	813,411
Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.84%, 09/30/27(a)	587	583,082
6.33%, 09/30/27(a)	493	493,534

		12,573,148

Saudi Arabia — 4.5%
Al Rajhi Sukuk Ltd., 4.75%, 04/05/28(a)	400	387,000
Almarai Co. JSC, 5.23%, 07/25/33(a)	200	187,250
Arab National Bank, 3.33%, 10/28/30 (Call 10/28/25), (5-year CMT + 2.974%)(a)(d)	400	373,250
Arabian Centres Sukuk II Ltd., 5.63%, 10/07/26(a)	400	358,668
Banque Saudi Fransi, 4.75%, 05/31/28	400	382,000
BSF Finance, 5.50%, 11/23/27(a)	400	393,720
Dar Al-Arkan Sukuk Co. Ltd.
6.75%, 02/15/25(a)	200	197,250
8.00%, 02/25/29	200	196,068

Security	Par (000)	Value

Saudi Arabia (continued)
EIG Pearl Holdings Sarl
3.55%, 08/31/36(a)	$600	$466,500
4.39%, 11/30/46(a)	500	341,875
Greensaif Pipelines Bidco Sarl
6.13%, 02/23/38(a)	600	558,000
6.51%, 02/23/42(a)	800	743,000
Riyad Sukuk Ltd., 3.17%, 02/25/30 (Call 02/25/25), (5-year CMT + 1.791%)(a)(d)	600	570,192
Riyad Tier 1 Sukuk Ltd., 4.00%, (Call 02/16/27), (5-year CMT + 2.170%)(a)(d)(e)	400	366,504
SA Global Sukuk Ltd.
1.60%, 06/17/26 (Call 05/17/26)(a)	900	805,500
2.69%, 06/17/31 (Call 03/17/31)(a)	1,400	1,130,500
SABIC Capital I BV
2.15%, 09/14/30 (Call 06/14/30)(a)	200	159,250
3.00%, 09/14/50 (Call 03/14/50)(a)	200	124,000
SABIC Capital II BV, 4.50%, 10/10/28(a)	600	565,410
Samba Funding Ltd., 2.90%, 01/29/27(a)	200	181,718
Saudi Arabian Oil Co.
1.63%, 11/24/25 (Call 10/24/25)(a)	400	365,120
2.25%, 11/24/30 (Call 08/24/30)(a)	1,000	783,750
3.25%, 11/24/50 (Call 05/24/50)(a)	900	532,125
3.50%, 04/16/29(a)	1,300	1,155,375
3.50%, 11/24/70 (Call 05/24/70)(a)	1,000	561,250
4.25%, 04/16/39(a)	1,600	1,250,000
4.38%, 04/16/49(a)	1,600	1,170,000
Saudi Electricity Global Sukuk Co. 2, 5.06%, 04/08/43(a)	400	343,000
Saudi Electricity Global Sukuk Co. 3, 5.50%, 04/08/44(a)	600	537,000
Saudi Electricity Global Sukuk Co. 4, 4.72%, 09/27/28(a)	600	579,000
Saudi Electricity Global Sukuk Co. 5
1.74%, 09/17/25(a)	400	369,500
2.41%, 09/17/30(a)	200	164,750
Saudi Electricity Sukuk Programme Co.
4.63%, 04/11/33(a)	400	370,000
5.68%, 04/11/53(a)	400	347,000
Saudi Telecom Co., 3.89%, 05/13/29(a)	600	547,500
SNB Sukuk Ltd., 2.34%, 01/19/27(a)	400	358,416
TMS Issuer Sarl, 5.78%, 08/23/32(a)	800	776,000

		18,697,441

Singapore — 3.1%
DBS Group Holdings Ltd.
1.19%, 03/15/27(a)	600	520,992
1.82%, 03/10/31 (Call 03/10/26), (5-year CMT + 1.100%)(a)(d)	400	362,240
3.30%, (Call 02/27/25), (5-year CMT + 1.915%)(a)(d)(e)	800	759,344
4.52%, 12/11/28 (Call 12/11/23), (5-year USD ICE Swap + 1.590%)(a)(d)	600	599,220
GLP Pte Ltd.
3.88%, 06/04/25(a)	800	488,400
4.50%, (Call 05/17/26), (5-year CMT + 3.735%)(a)(d)(e)	600	172,416
Oversea-Chinese Banking Corp. Ltd.
1.83%, 09/10/30 (Call 09/10/25), (5-year CMT + 1.580%)(a)(d)	800	736,928
4.60%, 06/15/32 (Call 06/15/27), (5-year CMT + 1.575%)(a)(d)	600	567,210

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Singapore (continued)
Puma International Financing SA, 5.00%, 01/24/26 (Call 11/10/23)(a)	$700	$625,961
Singapore Airlines Ltd.
3.00%, 07/20/26 (Call 06/20/26)(a)	400	373,720
3.38%, 01/19/29 (Call 11/19/28)(a)	400	357,900
Singapore Telecommunications Ltd., 7.38%, 12/01/31(a)	432	472,116
SingTel Group Treasury Pte Ltd.
1.88%, 06/10/30 (Call 03/10/30)(a)	600	472,092
2.38%, 10/03/26(a)	400	365,784
2.38%, 08/28/29 (Call 05/28/29)(a)	400	336,204
3.25%, 06/30/25(a)	300	288,729
3.88%, 08/28/28 (Call 05/28/28)(a)	400	371,572
ST Engineering RHQ Ltd., 1.50%, 04/29/25 (Call 01/29/25)(a)	400	375,820
Ste Transcore Holdings Inc.
3.38%, 05/05/27 (Call 02/05/27)(a)	600	558,780
4.13%, 05/23/26	400	387,927
United Overseas Bank Ltd, 3.06%, 04/07/25(a)	600	579,732
United Overseas Bank Ltd.
1.25%, 04/14/26(a)	600	542,064
1.75%, 03/16/31 (Call 03/16/26), (5-year CMT + 1.520%)(a)(d)	400	360,104
2.00%, 10/14/31 (Call 10/14/26), (5-year CMT + 1.230%)(a)(d)	600	530,730
3.75%, 04/15/29 (Call 04/15/24), (5-year CMT + 1.500%)(a)(d)	400	395,400
3.86%, 10/07/32 (Call 10/07/27), (5-year CMT + 1.450%)(a)(c)(d)	800	730,080
Vena Energy Capital Pte Ltd., 3.13%, 02/26/25(a)	400	379,049

		12,710,514

South Africa — 2.4%
Absa Group Ltd., 6.38%, (Call 05/27/26),
(5-year CMT + 5.411%)(a)(d)(e)	400	359,880
Anglo American Capital PLC
2.63%, 09/10/30 (Call 06/10/30)(a)	800	624,968
2.88%, 03/17/31 (Call 12/17/30)(a)	400	310,420
3.88%, 03/16/29 (Call 01/16/29)(a)	600	528,978
3.95%, 09/10/50	400	259,280
4.75%, 04/10/27(a)	1,600	1,524,784
4.75%, 03/16/52 (Call 09/16/51)(a)	600	431,766
5.50%, 05/02/33	700	636,762
5.63%, 04/01/30	600	567,081
Bidvest Group UK PLC (The), 3.63%, 09/23/26 (Call 11/10/23)(a)	600	531,000
Gold Fields Orogen Holdings BVI Ltd., 6.13%, 05/15/29 (Call 02/15/29)(a)	400	381,600
Liquid Telecommunications Financing PLC, 5.50%, 09/04/26 (Call 11/30/23)(a)	400	242,916
MTN Mauritius Investments Ltd., 6.50%, 10/13/26(a)	400	390,000
Sasol Financing USA LLC
4.38%, 09/18/26 (Call 08/18/26)	400	352,000
5.50%, 03/18/31 (Call 03/18/30)	700	538,125
6.50%, 09/27/28 (Call 06/27/28)	600	527,100
8.75%, 05/03/29 (Call 03/03/29)(a)	900	855,000
Stillwater Mining Co.
4.00%, 11/16/26 (Call 11/30/23)(a)	600	516,000
4.50%, 11/16/29 (Call 11/16/25)(a)	400	303,000

		9,880,660

Security	Par (000)	Value

South Korea — 4.0%
Hana Bank
1.25%, 12/16/26(a)	$400	$349,428
3.25%, 03/30/27(a)	400	368,232
Hanwha Life Insurance Co. Ltd., 3.38%, 02/04/32 (Call 02/04/27), (5-year CMT + 1.850%)(a)(d)	600	531,930
Hyundai Capital Services Inc., 1.25%, 02/08/26(a)	400	358,318
Kookmin Bank
1.38%, 05/06/26(a)	200	179,894
1.75%, 05/04/25(a)	400	376,188
2.50%, 11/04/30(a)	400	307,548
4.35%, (Call 07/02/24), (5-year CMT + 2.639%)(a)(d)(e)	200	194,238
4.63%, 04/21/28	200	191,214
Korea East-West Power Co. Ltd.
1.75%, 05/06/25(a)	400	376,572
3.60%, 05/06/25	400	387,084
Korea Electric Power Corp., 1.13%, 06/15/25(a)	400	371,288
Korea Gas Corp.
2.88%, 07/16/29(a)	200	173,110
3.50%, 07/21/25(a)(c)	400	385,592
3.50%, 07/02/26(a)	200	189,650
6.25%, 01/20/42(a)(c)	600	604,452
KT Corp., 4.00%, 08/08/25(a)	200	194,053
Kyobo Life Insurance Co. Ltd., 5.90%, 06/15/52 (Call 06/15/27), (5-year CMT + 2.887%)(a)(d)	400	383,500
LG Chem Ltd.
1.38%, 07/07/26(a)	400	355,568
2.38%, 07/07/31(a)	400	306,350
3.63%, 04/15/29(a)	200	178,758
NAVER Corp., 1.50%, 03/29/26(a)	600	541,416
NongHyup Bank
1.25%, 07/20/25(a)	400	369,824
4.88%, 07/03/28	200	192,024
POSCO
4.38%, 08/04/25(a)	400	388,880
5.63%, 01/17/26(a)	400	397,356
5.75%, 01/17/28(a)	600	590,304
Shinhan Bank Co. Ltd.
1.38%, 10/21/26(a)	400	351,888
3.88%, 03/24/26(a)	200	189,160
4.38%, 04/13/32(a)(c)	200	170,044
4.50%, 04/12/28(a)	400	380,328
7.36%, 04/24/25, (3-mo. SOFR + 1.962%)(a)(d)	400	405,548
Shinhan Financial Group Co. Ltd.
1.35%, 01/10/26(a)	400	363,328
2.88%, (Call 05/12/26), (5-year CMT + 2.064%)(a)(d)(e)	400	348,492
3.34%, 02/05/30 (Call 02/05/25), (5-year CMT + 1.500%)(a)(c)(d)	200	191,916
SK Battery America Inc., 2.13%, 01/26/26(a)	400	359,928
SK Hynix Inc.
1.50%, 01/19/26(a)	600	538,710
2.38%, 01/19/31(a)	600	441,750
6.25%, 01/17/26(a)	600	597,852
6.38%, 01/17/28(a)	600	593,220
6.50%, 01/17/33(a)	400	380,600
SK On Co. Ltd., 5.38%, 05/11/26(a)	600	593,652
Woori Bank
0.75%, 02/01/26(a)	400	357,968
2.00%, 01/20/27(a)	200	178,164

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) October 31, 2023	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Korea (continued)
4.25%, (Call 10/04/24), (5-year CMT + 2.664%)(a)(d)(e)	$200	$192,375
4.88%, 01/26/28(a)(c)	600	578,982

		16,456,676

Spain — 0.3%
Banco Bilbao Vizcaya Argentaria SA
1.13%, 09/18/25	400	364,197
5.86%, 09/14/26 (Call 09/14/25), (1-year CMT + 2.300%)(d)	200	197,187
6.13%, (Call 11/16/27), (5-year USD Swap + 3.870%)(d)(e)	400	318,000
6.14%, 09/14/28 (Call 09/14/27), (1-year CMT + 2.700%)(d)	200	194,928
9.38%, (Call 03/19/29), (5-year CMT + 5.099%)(d)(e)	200	193,250

		1,267,562

Supranational — 0.4%
Africa Finance Corp., 2.88%, 04/28/28(a)	800	654,000
African Export-Import Bank (The), 2.63%, 05/17/26 (Call 04/17/26)(a)	600	534,564
Eastern & Southern African Trade & Development Bank (The), 4.13%, 06/30/28(a)	600	490,455

		1,679,019

Switzerland — 0.0%
Oriflame Investment Holding PLC, 5.13%, 05/04/26 (Call 11/30/23)(a)	400	122,925

Taiwan — 3.4%
Formosa Group Cayman Ltd., 3.38%, 04/22/25(a)	1,000	962,670
Foxconn Far East Ltd.
1.63%, 10/28/25(a)	800	732,624
2.50%, 10/28/30(a)	600	464,706
TSMC Arizona Corp.
1.75%, 10/25/26 (Call 09/25/26)	1,200	1,073,412
2.50%, 10/25/31 (Call 07/25/31)	1,200	943,704
3.13%, 10/25/41 (Call 04/25/41)	1,000	687,650
3.25%, 10/25/51 (Call 04/25/51)	1,000	635,680
3.88%, 04/22/27 (Call 03/22/27)	1,000	945,410
4.13%, 04/22/29 (Call 02/22/29)	600	558,846
4.25%, 04/22/32 (Call 01/22/32)(c)	900	809,388
4.50%, 04/22/52 (Call 10/22/51)(c)	900	729,981
TSMC Global Ltd.
0.75%, 09/28/25 (Call 08/28/25)(a)	800	727,880
1.00%, 09/28/27 (Call 07/28/27)(a)	800	670,960
1.25%, 04/23/26 (Call 03/23/26)(a)	1,000	899,590
1.38%, 09/28/30 (Call 06/28/30)(a)	1,100	823,009
1.75%, 04/23/28 (Call 02/23/28)(a)	700	593,033
2.25%, 04/23/31 (Call 01/23/31)(a)	1,500	1,179,690
4.63%, 07/22/32 (Call 04/22/32)(a)	600	555,240

		13,993,473

Tanzania — 0.1%
HTA Group Ltd./Mauritius, 7.00%, 12/18/25 (Call 11/10/23)(a)	600	577,902

Thailand — 2.6%
Bangkok Bank PCL
5.30%, 09/21/28 (Call 08/21/28)(b)	400	387,504
5.50%, 09/21/33 (Call 06/21/33)(b)	600	559,944
Bangkok Bank PCL/Hong Kong 3.47%, 09/23/36 (Call 09/23/31), (5-year CMT + 2.150%)(a)(d)	1,200	894,300

Security	Par (000)	Value

Thailand (continued)
3.73%, 09/25/34 (Call 09/25/29), (5-year CMT + 1.900%)(a)(d)	$1,200	$973,140
4.30%, 06/15/27 (Call 05/15/27)(a)	800	756,712
4.45%, 09/19/28(a)	600	561,720
5.00%, 09/23/25(e)	600	559,482
GC Treasury Center Co. Ltd.
2.98%, 03/18/31 (Call 12/18/30)(a)	500	385,410
4.30%, 03/18/51 (Call 09/18/50)(a)(c)	600	377,850
4.40%, 03/30/32 (Call 09/30/31)(a)(c)	800	665,192
Kasikornbank PCL, 5.46%, 03/07/28(a)	400	391,640
Kasikornbank PCL/Hong Kong
3.34%, 10/02/31 (Call 10/02/26), (5-year CMT + 1.700%)(a)(d)	600	529,086
5.28%, (Call 10/14/25), (5-year CMT + 4.940%)(a)(d)(e)	800	744,300
Krung Thai Bank PCL/Cayman Islands, 4.40%, (Call 03/25/26), (5-year CMT + 3.530%)(a)(d)(e)	600	532,254
PTT Treasury Center Co. Ltd., 3.70%, 07/16/70 (Call 01/16/70)(a)(c)	600	345,456
PTTEP Treasury Center Co. Ltd.
2.59%, 06/10/27 (Call 04/10/27)(a)	600	535,332
3.90%, 12/06/59(a)	400	246,824
Siam Commercial Bank PCL/Cayman Islands, 4.40%, 02/11/29(a)	400	370,848
Thaioil Treasury Center Co. Ltd.
3.50%, 10/17/49(a)(c)	600	327,486
3.75%, 06/18/50(a)	600	344,850
5.38%, 11/20/48(a)	600	456,414

		10,945,744

Turkey — 2.9%
Akbank TAS
5.13%, 03/31/25(a)	400	382,000
6.80%, 02/06/26(a)	700	679,175
6.80%, 06/22/31 (Call 06/22/26), (5-year CMT + 6.015%)(a)(d)	400	371,000
Anadolu Efes Biracilik Ve Malt Sanayii AS, 3.38%, 06/29/28 (Call 03/29/28)(a)	400	323,000
Aydem Yenilenebilir Enerji AS, 7.75%, 02/02/27 (Call 02/02/24)(a)	600	523,950
Coca-Cola Icecek AS, 4.50%, 01/20/29 (Call 10/20/28)(a)	600	525,000
KOC Holding AS, 6.50%, 03/11/25 (Call 12/11/24)(a)	700	691,250
Turk Telekomunikasyon AS, 6.88%, 02/28/25(a)	600	584,250
Turkcell Iletisim Hizmetleri AS
5.75%, 10/15/25(a)	400	383,000
5.80%, 04/11/28 (Call 01/11/28)(a)	565	511,325
Turkiye Garanti Bankasi AS, 7.18%, 05/24/27, (5-year USD ICE Swap + 4.220%)(a)(d)	800	748,000
Turkiye Is Bankasi AS
7.75%, 01/22/30 (Call 01/22/25), (5-year CMT + 6.119%)(a)(d)	700	679,000
9.19%, 06/29/28, (5-year USD Swap + 5.117%)(a)(d)	400	398,000
Turkiye Sise ve Cam Fabrikalari AS, 6.95%, 03/14/26 (Call 12/14/25)(a)	800	769,976
Turkiye Vakiflar Bankasi TAO
5.25%, 02/05/25(a)	800	772,000
6.50%, 01/08/26(a)	500	477,500
9.00%, 10/12/28(b)	600	597,000
Ulker Biskuvi Sanayi AS, 6.95%, 10/30/25(a)	600	559,500

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Turkey (continued)
WE Soda Investments Holding PLC, 9.50%, 10/06/28 (Call 10/06/25)(b)	$800	$798,600
Yapi ve Kredi Bankasi AS
7.88%, 01/22/31 (Call 01/22/26), (5-year CMT + 7.415%)(a)(d)	600	571,500
9.25%, 10/16/28(b)	400	402,000
13.88%, (Call 01/15/24), (5-year USD Swap + 11.245%)(a)(d)(e)	500	503,750

		12,250,776

Ukraine — 0.1%
Metinvest BV, 7.75%, 10/17/29(a)	400	235,376
MHP Lux SA, 6.95%, 04/03/26(a)	500	367,295

		602,671

United Arab Emirates — 4.9%
Abu Dhabi Commercial Bank PJSC
3.50%, 03/31/27(a)	400	368,440
5.38%, 07/18/28	200	194,250
Abu Dhabi National Energy Co. PJSC
2.00%, 04/29/28 (Call 01/29/28)(a)	600	513,000
3.40%, 04/29/51 (Call 10/29/50)(a)	400	253,020
4.00%, 10/03/49(a)	200	144,000
4.38%, 04/23/25(a)	200	195,046
4.38%, 06/22/26(a)	400	385,440
4.38%, 01/24/29(a)	400	375,500
4.70%, 04/24/33(a)	600	550,500
4.88%, 04/23/30(a)	400	382,828
6.50%, 10/27/36(a)	300	315,978
Abu Dhabi Ports Co. PJSC, 2.50%, 05/06/31 (Call 02/06/31)(a)	500	397,690
Adib Capital Invest 3 Ltd., 7.25%, , (5-year CMT + 3.059%)(e)	400	416,072
Aldar Investment Properties Sukuk Ltd., 4.88%, 05/24/33(a)	200	183,500
Aldar Sukuk Ltd., 4.75%, 09/29/25(a)	200	193,988
Aldar Sukuk No. 2 Ltd., 3.88%, 10/22/29(a)	400	353,000
Arada Sukuk Ltd., 8.13%, 06/08/27(a)	200	201,750
BOS Funding Ltd., 7.00%, 03/14/28(a)	200	201,250
Commercial Bank of Dubai PSC
5.32%, 06/14/28	200	193,914
6.00%, (Call 04/21/26)(a)(d)(e)	400	386,500
DIB Sukuk Ltd.
1.96%, 06/22/26(a)	400	361,875
2.74%, 02/16/27(a)	400	362,875
2.95%, 02/20/25(a)	400	381,750
2.95%, 01/16/26(a)	800	747,750
4.80%, 08/16/28(a)	200	193,052
5.49%, 11/30/27(a)	400	397,125
DIB Tier 1 Sukuk 3 Ltd., 6.25%, (Call 01/22/25)(a)(d)(e) .	400	394,852
DIB Tier 1 Sukuk 4 Ltd., 4.63%, (Call 05/19/26)(a)(d)(e) .	400	374,804
EI Sukuk Co. Ltd., 1.83%, 09/23/25(a)	400	367,996
Emaar Sukuk Ltd.
3.64%, 09/15/26(a)	200	186,788
3.70%, 07/06/31(a)	200	170,974
3.88%, 09/17/29(a)	400	358,332
Emirates NBD Bank PJSC
1.64%, 01/13/26(a)	400	361,500
2.63%, 02/18/25(a)	200	189,437
4.25%, (Call 02/27/27)(a)(d)(e)	400	350,000
5.63%, 10/21/27(a)	200	196,750
6.13%, (Call 03/20/25)(a)(d)(e)	400	389,000

Security	Par (000)	Value

United Arab Emirates (continued)
6.13%, (Call 04/09/26)(a)(d)(e)	$400	$390,500
Fab Sukuk Co. Ltd.
1.41%, 01/14/26(a)	200	181,424
2.50%, 01/21/25(a)	200	190,788
2.59%, 03/02/27(a)	200	181,918
4.58%, 01/17/28(a)	400	385,375
First Abu Dhabi Bank PJSC
4.38%, 04/24/28(a)	400	379,250
4.50%, (Call 04/05/26), (5-year CMT + 4.138%)(a)(d)(e)	400	374,500
5.13%, 10/13/27(a)	400	391,972
Galaxy Pipeline Assets Bidco Ltd.
1.75%, 09/30/27(a)	259	237,060
2.16%, 03/31/34(a)	679	547,889
2.63%, 03/31/36(a)	800	598,000
2.94%, 09/30/40(a)	933	687,709
3.25%, 09/30/40(a)	600	415,875
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC, 7.13%, 07/31/26 (Call 11/30/23)(a)	400	383,000
MAF Global Securities Ltd., 7.88%, (Call 06/30/27), (5-year CMT + 4.893%)(a)(d)(e)	400	393,750
MAF Sukuk Ltd.
3.93%, 02/28/30(a)	200	175,250
4.64%, 05/14/29(a)	200	184,625
5.00%, 06/01/33	200	182,250
Masdar Abu Dhabi Future Energy Co., 4.88%, 07/25/33(a)	200	182,375
Mashreqbank PSC, 7.88%, 02/24/33 (Call 11/24/27), (5-year CMT + 3.997%)(a)(d)	200	203,760
National Central Cooling Co. PJSC, 2.50%, 10/21/27(a)	200	173,638
Ruwais Power Co. PJSC, 6.00%, 08/31/36(a)	400	385,520
Shelf Drilling Holdings Ltd., 9.63%, 04/15/29 (Call 10/15/25)(b)	400	380,000
SIB Sukuk Co. III Ltd., 2.85%, 06/23/25(a)	200	189,418
Sweihan PV Power Co. PJSC, 3.63%, 01/31/49(a)	388	286,975
Tabreed Sukuk Spc Ltd., 5.50%, 10/31/25(a)	200	197,142

		20,270,489

United Kingdom — 2.6%
CK Hutchison International 16 Ltd., 2.75%, 10/03/26(a)	400	368,432
CK Hutchison International 17 II Ltd., 3.25%, 09/29/27(a)	200	181,716
CK Hutchison International 17 Ltd., 3.50%, 04/05/27(a)	200	185,670
CK Hutchison International 19 II Ltd., 2.75%, 09/06/29 (Call 06/06/29)(a)	200	169,296
CK Hutchison International 19 Ltd., 3.38%, 09/06/49(a)	400	255,764
CK Hutchison International 20 Ltd.
2.50%, 05/08/30 (Call 02/08/30)(a)	200	161,960
3.38%, 05/08/50(a)	200	127,832
CK Hutchison International 21 Co.
1.50%, 04/15/26 (Call 03/15/26)(a)	200	180,780
2.50%, 04/15/31 (Call 01/15/31)(a)	400	315,572
CK Hutchison International 23 Ltd.
4.75%, 04/21/28 (Call 03/21/28)(a)	200	192,250
4.88%, 04/21/33 (Call 01/21/33)(a)	400	364,664
Hutchison Whampoa International Ltd., 7.45%, 11/24/33(a)	305	331,306
Petrofac Ltd., 9.75%, 11/15/26 (Call 11/30/23)(a)	200	135,514

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) October 31, 2023	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

United Kingdom (continued)
Standard Chartered PLC
1.82%, 11/23/25 (Call 11/23/24), (1-year CMT + 0.950%)(a)(d)	$400	$378,380
2.61%, 01/12/28 (Call 01/12/27), (5-year CMT + 1.180%)(a)(d)	200	174,866
2.68%, 06/29/32 (Call 06/29/31), (1-year CMT + 1.200%)(a)(d)	1,200	887,376
3.27%, 02/18/36 (Call 11/18/30), (5-year CMT + 2.300%)(a)(d)	400	293,744
3.60%, 01/12/33 (Call 01/12/32), (1-year CMT + 1.900%)(a)(d)	200	148,370
4.05%, 04/12/26(a)	400	379,196
4.30%, (Call 08/19/28), (5-year CMT + 3.135%)(a)(d)(e)	600	420,144
4.31%, 05/21/30 (Call 05/21/29), (3-mo. LIBOR US + 1.910%)(a)(d)	400	351,716
4.64%, 04/01/31 (Call 04/01/30), (1-year CMT + 3.850%)(a)(d)	500	439,638
4.75%, (Call 01/14/31), (5-year CMT + 3.805%)(a)(d)(e)	400	276,208
6.00%, (Call 07/26/25), (5-year CMT + 5.661%)(a)(d)(e)	400	375,688
6.17%, 01/09/27 (Call 01/09/26), (1-year CMT + 2.050%)(a)(d)	1,200	1,189,339
6.19%, 07/06/27, (1-year CMT + 1.850%)(a)(d)	400	395,573
6.30%, 01/09/29 (Call 01/09/28), (1-year CMT + 2.450%)(a)(d)	800	781,336
6.30%, 07/06/34, (1-year CMT + 2.580%)(a)(d)	200	185,464
7.75%, (Call 08/15/27), (5-year CMT + 4.976%)(a)(d)(e)	400	382,000
7.77%, 11/16/28 (Call 11/16/27), (1-year CMT + 3.450%)(a)(d)	800	823,448

		10,853,242

United States — 1.4%
Flex Ltd.
3.75%, 02/01/26 (Call 01/01/26)	550	520,134
4.75%, 06/15/25 (Call 03/15/25)	484	472,152
4.88%, 06/15/29 (Call 03/15/29)	399	364,909
4.88%, 05/12/30 (Call 02/12/30)	515	466,281
GCC SAB de CV, 3.61%, 04/20/32 (Call 01/20/32)(a)	200	155,858
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg SARL
6.75%, 03/15/34 (Call 12/15/33)(b)(c)	550	514,207
7.25%, 11/15/53 (Call 05/15/53)(b)	200	177,554
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc.
2.50%, 01/15/27 (Call 12/15/26)	200	175,326
3.00%, 02/02/29 (Call 12/02/28)	200	164,378
3.00%, 05/15/32 (Call 02/15/32)	250	180,690
3.63%, 01/15/32 (Call 01/15/27)	200	152,654
4.38%, 02/02/52 (Call 08/02/51)	300	180,236
5.13%, 02/01/28 (Call 01/01/28)	303	284,370
5.50%, 01/15/30 (Call 01/15/25)	400	364,843
5.75%, 04/01/33 (Call 01/01/33)	650	571,894
6.50%, 12/01/52 (Call 06/01/52)	450	367,402
Playtika Holding Corp., 4.25%, 03/15/29 (Call 03/15/24)(a)	390	314,629
Sagicor Financial Co. Ltd., 5.30%, 05/13/28 (Call 05/13/24)(a)	400	370,836

		5,798,353

Security	Par (000)	Value

Vietnam — 0.2%
Mong Duong Finance Holdings BV, 5.13%, 05/07/29(a)	$750	$675,390

Zambia — 1.0%
First Quantum Minerals Ltd.
6.88%, 03/01/26 (Call 11/10/23)(a)	1,050	921,112
6.88%, 10/15/27 (Call 11/10/23)(a)	1,300	1,095,250
7.50%, 04/01/25 (Call 11/10/23)(a)(c)	1,038	968,039
8.63%, 06/01/31	1,200	1,011,000

		3,995,401

Total Corporate Bonds & Notes — 96.5% (Cost: $449,546,015)		400,458,196

Foreign Government Obligations(j)

South Korea — 0.7%
Industrial Bank of Korea, 1.04%, 06/22/25(a)	400	370,248
Korea Electric Power Corp.
3.63%, 06/14/25(a)	400	386,602
5.38%, 04/06/26(a)	200	198,658
5.38%, 07/31/26(b)	200	198,498
Korea Expressway Corp.
1.13%, 05/17/26(a)	200	178,742
3.63%, 05/18/25(a)	400	388,300
Korea Gas Corp.
3.88%, 07/13/27(a)	200	188,056
4.88%, 07/05/28	200	193,308
Korea Hydro & Nuclear Power Co. Ltd.
1.25%, 04/27/26(a)	400	358,984
4.25%, 07/27/27(a)	600	570,414

		3,031,810

Supranational — 0.6%
Africa Finance Corp.
3.13%, 06/16/25(a)	400	371,500
3.75%, 10/30/29(a)	400	322,736
4.38%, 04/17/26(a)	800	736,288
African Export-Import Bank (The)
3.80%, 05/17/31 (Call 02/17/31)(a)	600	453,456
3.99%, 09/21/29 (Call 06/23/29)(a)	800	646,472

		2,530,452

Turkey — 0.2%
Turkiye Vakiflar Bankasi TAO, 5.50%, 10/01/26(a)	600	550,500

Total Foreign Government Obligations — 1.5% (Cost: $6,598,526)		6,112,762

Total Long-Term Investments — 98.0% (Cost: $456,144,541)		406,570,958

	Shares

Short-Term Securities

Money Market Funds — 6.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(k)(l)(m)	21,307,678	21,316,201

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(k)(l)	5,390,000	$5,390,000

Total Short-Term Securities — 6.4% (Cost: $26,693,268)		26,706,201

Total Investments — 104.4% (Cost: $482,837,809)		433,277,159

Liabilities in Excess of Other Assets — (4.4)%		(18,442,173)

Net Assets — 100.0%		$414,834,986

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)	Perpetual security with no stated maturity date.
(f)	Zero-coupon bond.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Non-income producing security.
(i)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(j)	U.S. dollar denominated security issued by foreign domiciled entity.
(k)	Affiliate of the Fund.
(l)	Annualized 7-day yield as of period end.
(m)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$17,956,028	$3,345,868	(a)	$—	$2,742	$11,563	$21,316,201	21,307,678	$230,581	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	3,897,000	1,493,000	(a)	—	—	—	5,390,000	5,390,000	133,484		1

					$2,742	$11,563	$26,706,201		$364,065		$1

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) October 31, 2023	iShares® J.P. Morgan EM Corporate Bond ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Corporate Bonds & Notes	$—	$400,458,196	$—	$400,458,196
Foreign Government Obligations	—	6,112,762	—	6,112,762
Short-Term Securities
Money Market Funds	26,706,201	—	—	26,706,201

	$26,706,201	$406,570,958	$—	$433,277,159

See notes to financial statements.

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	iShares® J.P. Morgan EM High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Argentina — 0.8%
MSU Energy SA/UGEN SA/UENSA SA, 6.88%, 02/01/25 (Call 11/30/23)(a)	$300	$209,067
Pampa Energia SA, 7.50%, 01/24/27 (Call 11/30/23)(a)	250	232,500
Transportadora de Gas del Sur SA, 6.75%, 05/02/25 (Call 11/10/23)(a)	300	275,137
YPF SA
6.95%, 07/21/27(a)	400	293,000
7.00%, 12/15/47 (Call 06/15/47)(a)	250	156,875
8.50%, 07/28/25(a)	600	542,700
9.00%, 06/30/29	350	305,375
YPF Sociedad Anonima
7.00%, 09/30/33	300	225,159
9.00%, 02/12/26	269	260,481

		2,500,294

Azerbaijan — 0.3%
Southern Gas Corridor CJSC, 6.88%, 03/24/26(a)	1,000	984,110

Bahrain — 0.3%
AUB Sukuk Ltd., 2.62%, 09/09/26(a)	200	180,254
GFH Sukuk Ltd., 7.50%, 01/28/25(a)	200	196,142
Oil and Gas Holding Co. BSCC (The), 7.50%, 10/25/27(a)	600	602,250

		978,646

Brazil — 8.3%
Acu Petroleo Luxembourg Sarl, 7.50%, 07/13/35 (Call 01/13/27)(a)	245	219,944
Adecoagro SA, 6.00%, 09/21/27	200	184,854
Aegea Finance Sarl, 6.75%, 05/20/29 (Call 05/20/25)(a)	200	182,500
Aegea Finance SARL, 9.00%, 01/20/31 (Call 01/20/27)(b)	200	199,500
Amaggi Luxembourg International Sarl, 5.25%, 01/28/28	400	365,000
Azul Secured Finance LLP
10.88%, 05/28/30	375	289,898
11.93%, 08/28/28	400	386,920
B3 SA - Brasil Bolsa Balcao, 4.13%, 09/20/31(a)	400	326,000
Banco Bradesco SA/Cayman Islands
3.20%, 01/27/25(a)	400	383,480
4.38%, 03/18/27(a)(c)	200	188,084
Banco BTG Pactual SA/Cayman Islands
2.75%, 01/11/26 (Call 12/11/25)(a)(c)	200	183,375
4.50%, 01/10/25 (Call 12/10/24)(a)	600	582,900
7.75%, 02/15/29 (Call 02/15/24), (5-year CMT + 5.257%)(a)(d)	200	199,778
Banco do Brasil SA, 6.25%, 04/18/30	400	382,550
Banco do Brasil SA/Cayman
3.25%, 09/30/26(a)	400	365,000
4.63%, 01/15/25	400	389,940
4.88%, 01/11/29(a)	400	369,000
6.25%, (Call 04/15/24), (10-year CMT + 4.398%)(a)(d)(e)	1,000	956,250
9.00%, (Call 06/18/24), (10-year CMT + 6.362%)(a)(d)(e)	400	402,696
Banco Votorantim SA, 4.38%, 07/29/25(a)	200	190,988
Braskem Netherlands Finance BV, 8.50%, 01/23/81 (Call 10/24/25), (5-year CMT + 8.220%)(a)(d)	400	388,480

Security	Par (000)	Value

Brazil (continued)
BRF SA
4.88%, 01/24/30 (Call 10/24/29)(a)	$400	$323,200
5.75%, 09/21/50 (Call 03/21/50)(a)	400	259,375
Cemig Geracao e Transmissao SA, 9.25%, 12/05/24 (Call 12/05/23)(a)	400	398,556
Centrais Eletricas Brasileiras SA
3.63%, 02/04/25(a)	200	190,424
4.63%, 02/04/30(a)	400	335,180
Cosan Luxembourg SA, 7.50%, 06/27/30 (Call 06/27/26)(a)	200	194,300
Cosan Overseas Ltd., 8.25%, (Call 02/05/24)(a)(e)	200	197,528
Cosan SA, 5.50%, 09/20/29 (Call 09/20/24)(a)	400	357,248
CSN Inova Ventures, 6.75%, 01/28/28 (Call 01/28/24)(a)	600	548,820
CSN Resources SA
4.63%, 06/10/31 (Call 06/10/26)(a)	600	448,500
5.88%, 04/08/32 (Call 04/08/27)(a)	200	157,500
Embraer Netherlands Finance BV
5.40%, 02/01/27(c)	300	288,567
7.00%, 07/28/30 (Call 04/28/30)(a)	400	389,100
FS Luxembourg Sarl, 10.00%, 12/15/25	200	203,345
Globo Comunicacao e Participacoes SA, 4.88%, 01/22/30(a)	200	159,000
Itau Unibanco Holding SA/Cayman Island
3.25%, 01/24/25(a)	200	192,164
3.88%, 04/15/31 (Call 01/15/26), (5-year CMT + 3.446%)(a)(c)(d)	400	368,750
4.50%, 11/21/29 (Call 11/21/24), (5-year CMT + 2.822%)(a)(c)(d)	400	386,116
4.63%, (Call 02/27/25), (5-year CMT + 3.222%)(a)(d)(e)	200	164,000
7.72%, (Call 12/12/23), (5-year CMT + 3.981%)(a)(d)(e)	600	578,775
7.86%, (Call 03/19/24), (5-year CMT + 3.863%)(a)(d)(e)	400	387,000
Klabin Austria GmbH
3.20%, 01/12/31 (Call 10/12/30)(a)	200	152,750
5.75%, 04/03/29 (Call 01/03/29)(a)	400	378,130
7.00%, 04/03/49 (Call 10/03/48)(a)	400	365,500
MARB BondCo PLC, 3.95%, 01/29/31 (Call 01/29/26)(a)	600	436,500
MC Brazil Downstream Trading SARL, 7.25%, 06/30/31(a)	773	549,990
MercadoLibre Inc., 3.13%, 01/14/31 (Call 10/14/30)(c)	400	302,200
Minerva Luxembourg SA
4.38%, 03/18/31 (Call 03/18/26)(a)	600	462,750
8.88%, 09/13/33 (Call 09/13/28)(b)(c)	600	587,670
NBM U.S. Holdings Inc., 7.00%, 05/14/26 (Call 11/30/23)(a)	400	396,524
Nexa Resources SA
5.38%, 05/04/27 (Call 02/04/27)(a)	400	365,196
6.50%, 01/18/28 (Call 10/18/27)(a)	200	186,750
Petrobras Global Finance BV
5.09%, 01/15/30(c)	250	229,378
5.30%, 01/27/25	350	343,906
5.50%, 06/10/51 (Call 12/10/50)(c)	350	260,547
5.60%, 01/03/31 (Call 10/03/30)(c)	575	536,906
6.00%, 01/27/28(c)	626	616,610
6.50%, 07/03/33 (Call 04/03/33)(c)	600	556,860
6.75%, 01/27/41(c)	400	368,800
6.85%, 06/05/2115(c)	850	713,872

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) October 31, 2023	iShares® J.P. Morgan EM High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Brazil (continued)
6.88%, 01/20/40	$350	$328,153
6.90%, 03/19/49(c)	400	359,972
7.25%, 03/17/44(c)	416	401,648
7.38%, 01/17/27(c)	300	307,281
Petrorio Luxembourg Trading Sarl, 6.13%, 06/09/26 (Call 06/09/24)(a)	400	378,250
Rede D’or Finance Sarl
4.50%, 01/22/30 (Call 10/22/29)(a)	300	243,570
4.95%, 01/17/28 (Call 10/17/27)(a)	400	357,000
Rumo Luxembourg Sarl
4.20%, 01/18/32 (Call 01/18/27)(a)	200	154,000
5.25%, 01/10/28 (Call 01/10/24)(a)	200	182,600
Simpar Europe SA, 5.20%, 01/26/31(a)	200	155,000
StoneCo Ltd., 3.95%, 06/16/28 (Call 05/16/28)(a)	300	234,510
Unigel Luxembourg SA, 8.75%, 10/01/26 (Call 11/30/23)(a)	200	68,000
Usiminas International Sarl, 5.88%, 07/18/26 (Call 11/30/23)(a)	400	376,000
XP Inc., 3.25%, 07/01/26 (Call 06/01/26)(a)	400	361,000

		25,382,408
Burkina Faso — 0.1%
Endeavour Mining PLC, 5.00%, 10/14/26 (Call 11/30/23)(a)	200	175,222

Cayman Islands — 0.0%
Odebrecht Holdco Finance Ltd., 0.00%, 09/10/58 (Call 11/30/23)(a)(f)	900	963

Chile — 0.3%
AES Andes SA., 7.13%, 03/26/79 (Call 04/07/24), (5-year USD Swap + 4.644%)(a)(d)	200	188,492
Agrosuper SA, 4.60%, 01/20/32 (Call 10/20/31)(a)	200	160,000
Latam Airlines Group SA, 13.38%, 10/15/29 (Call 10/15/25)(a)	400	429,550

		778,042

China — 2.7%
Agile Group Holdings Ltd., 7.88%, (Call 07/31/24), (5-year CMT + 11.294%)(a)(d)(e)(g)(h)	600	7,608
Bank of Communications Co. Ltd., 3.80%, (Call 11/18/25), (5-year CMT + 3.345%)(a)(d)(e)	1,300	1,238,575
Central Plaza Development Ltd., 5.75%, (Call 11/14/24), (5-year CMT + 8.066%)(a)(d)(e)	400	296,344
Ease Trade Global Ltd., 4.00%, 11/10/25(a)	200	182,950
Easy Tactic Ltd.
7.50%, 07/11/25 (Call 11/30/23), (7.50% PIK)(i)	646	35,521
7.50%, 07/11/27 (Call 11/30/23), (7.50% PIK)(i)	1,260	72,462
7.50%, 07/11/28 (Call 11/30/23), (7.50% PIK)(i)	754	30,155
ENN Clean Energy International Investment Ltd., 3.38%, 05/12/26 (Call 05/12/24)(a)	400	364,540
Fortune Star BVI Ltd.
5.00%, 05/18/26 (Call 05/18/24)(a)	200	131,000
5.05%, 01/27/27 (Call 01/27/25)(a)	200	118,375
5.95%, 10/19/25 (Call 11/30/23)(a)	400	296,960
Franshion Brilliant Ltd., 6.00%, (Call 02/08/26), (5-year CMT + 5.584%)(a)(d)(e)	200	169,312
Guojing Capital BVI Ltd., 6.30%, 12/02/25(a)	200	199,780
Huarong Finance 2017 Co. Ltd.
4.25%, 11/07/27(a)	600	506,748
4.75%, 04/27/27(a)	600	520,710
Huarong Finance 2019 Co. Ltd., 4.50%, 05/29/29(a)	200	162,772

Security	Par (000)	Value

China (continued)
Industrial & Commercial Bank of China Ltd., 3.20%, (Call 09/24/26), (5-year CMT + 2.368%)(a)(d)(e)	$3,100	$2,852,496
Lenovo Group Ltd., 5.88%, 04/24/25(a)	600	596,616
RKPF Overseas 2020 A Ltd.
5.13%, 07/26/26 (Call 07/26/24)(a)	200	57,380
5.20%, 01/12/26 (Call 01/12/24)(a)	200	62,046
West China Cement Ltd., 4.95%, 07/08/26 (Call 07/08/24)(a)	400	272,800
Yanlord Land HK Co. Ltd., 5.13%, 05/20/26 (Call 05/20/24)(a)	200	99,416

		8,274,566

Colombia — 3.2%
ABRA Global Finance, 11.50%, 03/02/28	507	392,074
AI Candelaria Spain SLU, 5.75%, 06/15/33 (Call 06/15/28)(a)	400	271,300
Avianca Midco 2 Ltd., 9.00%, 12/01/28 (Call 12/01/24)(a)	850	704,438
Banco Davivienda SA, 6.65%, (Call 04/22/31), (10-year CMT + 5.097%)(a)(d)(e)	200	122,826
Banco de Bogota SA, 6.25%, 05/12/26(a)	600	566,508
Bancolombia SA
4.63%, 12/18/29 (Call 12/18/24), (5-year CMT + 2.944%)(d)	200	173,680
6.91%, 10/18/27, (5-year CMT + 2.929%)(c)(d)	400	365,990
Canacol Energy Ltd., 5.75%, 11/24/28 (Call 11/24/24)(a)	200	143,260
Colombia Telecomunicaciones SA ESP, 4.95%, 07/17/30 (Call 04/17/30)(a)	200	131,900
Ecopetrol SA
4.13%, 01/16/25	560	539,168
4.63%, 11/02/31 (Call 08/02/31)(c)	600	447,900
5.38%, 06/26/26 (Call 03/26/26)	750	716,044
5.88%, 05/28/45(c)	990	640,728
5.88%, 11/02/51 (Call 05/02/51)	405	251,728
6.88%, 04/29/30 (Call 01/29/30)(c)	950	851,627
7.38%, 09/18/43(c)	400	316,920
8.63%, 01/19/29 (Call 12/19/28)(c)	700	696,850
8.88%, 01/13/33 (Call 10/13/32)	1,200	1,147,200
EnfraGen Energia Sur SA, 5.38%, 12/30/30	400	267,800
Geopark Ltd., 5.50%, 01/17/27 (Call 01/17/24)(a)	200	167,450
Grupo Aval Ltd., 4.38%, 02/04/30 (Call 11/04/29)(a)	600	442,500
Grupo de Inversiones Suramericana SA, 5.50%, 04/29/26	200	188,000
Sierracol Energy Andina Co., 6.00%, 06/15/28 (Call 06/15/24)(a)	200	153,500

		9,699,391

Czech Republic — 0.1%
Allwyn Entertainment Financing U.K. PLC, 7.88%, 04/30/29	400	392,000

Ghana — 0.4%
Kosmos Energy Ltd., 7.13%, 04/04/26 (Call 11/10/23)(a)	400	367,716
Tullow Oil PLC
7.00%, 03/01/25 (Call 11/30/23)(a)	200	155,750
10.25%, 05/15/26 (Call 11/10/23)(a)	860	736,913

		1,260,379

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® J.P. Morgan EM High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Guatemala — 0.6%
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL, 5.25%, 04/27/29 (Call 04/27/26)(a)	$500	$439,185
CT Trust, 5.13%, 02/03/32 (Call 02/03/27)(a)	400	306,000
Investment Energy Resources Ltd., 6.25%, 04/26/29 (Call 04/26/25)(a)	400	348,000
Millicom International Cellular SA
4.50%, 04/27/31 (Call 04/27/26)(a)(c)	400	298,120
6.25%, 03/25/29 (Call 03/25/24)(a)	360	311,400

		1,702,705
Hong Kong — 2.7%
Bank of Communications Hong Kong Ltd., 3.73%, (Call 03/03/25), (5-year CMT + 2.525%)(a)(d)(e)	250	240,337
Bank of East Asia Ltd. (The)
5.83%, (Call 10/21/25), (5-year CMT + 5.527%)(a)(d)(e)	500	390,775
5.88%, (Call 09/19/24), (5-year CMT + 4.257%)(a)(d)(e)	250	213,853
CAS Capital No. 1 Ltd., 4.00%, (Call 07/12/26), (5-year CMT + 3.642%)(a)(d)(e)	400	314,268
Cathay Pacific MTN Financing HK Ltd., 4.88%, 08/17/26(a)	400	380,820
Celestial Miles Ltd., 5.75%, (Call 01/31/24), (5-year CMT + 8.205%)(a)(d)(e)	400	391,896
China Citic Bank, 3.25%, (Call 07/29/26), (5-year CMT + 2.530%)(a)(d)(e)	250	230,120
China CITIC Bank International Ltd.
4.80%, (Call 04/22/27), (5-year CMT + 2.104%)(a)(d)(e)	250	237,502
7.10%, (Call 11/06/23), (5-year CMT + 4.151%)(a)(d)(e)	400	399,696
FWD Group Ltd., 8.05%, (Call 12/15/23), (5-year CMT + 4.865%)(a)(d)(e)	400	366,160
Henderson Land MTN Ltd., 2.38%, 05/27/25(a)	200	188,042
Lai Sun MTN Ltd., 5.00%, 07/28/26(a)	200	89,618
Li & Fung Ltd., 5.25%, (Call 05/03/24)(a)(e)	200	68,292
Melco Resorts Finance Ltd.
4.88%, 06/06/25 (Call 11/30/23)(a)	400	375,880
5.25%, 04/26/26 (Call 11/30/23)(a)	300	274,251
5.38%, 12/04/29 (Call 12/04/24)(a)	600	475,044
5.63%, 07/17/27 (Call 11/30/23)(a)(c)	400	347,208
5.75%, 07/21/28 (Call 11/30/23)(a)	400	337,772
Nanyang Commercial Bank Ltd., 6.50%, (Call 04/28/27), (5-year CMT + 3.509%)(a)(d)(e)	250	239,535
New World China Land Ltd., 4.75%, 01/23/27(a)	200	155,378
NWD Finance BVI Ltd.
4.13%, (Call 03/10/28), (5-year CMT + 5.858%)(a)(d)(e)	600	294,288
4.80%, (Call 11/30/23)(a)(e)	400	159,304
5.25%, (Call 03/22/26), (5-year CMT + 7.889%)(a)(d)(e)	600	359,034
6.15%, (Call 03/16/25), (3-year CMT + 6.201%)(a)(d)(e)	200	146,566
6.25%, (Call 03/07/24)(a)(e)	600	283,380
NWD MTN Ltd.
4.13%, 07/18/29(a)	400	259,972
4.50%, 05/19/30(a)	400	250,812
PCPD Capital Ltd., 5.13%, 06/18/26 (Call 06/18/24)(a)	400	269,792
Seaspan Corp., 5.50%, 08/01/29 (Call 08/01/24)(a)	400	306,716

Security	Par (000)	Value

Hong Kong (continued)
Wheelock MTN BVI Ltd., 2.38%, 01/25/26(a)	$200	$184,396

		8,230,707
Hungary — 0.1%
OTP Bank Nyrt, 8.75%, 05/15/33 (Call 02/15/28), (5-year CMT + 5.060%)(a)(d)	400	394,000

India — 2.0%
Adani Green Energy UP Ltd./Prayatna Developers Pvt Ltd./Parampujya Solar Energy, 6.25%, 12/10/24(a)	200	190,460
Axis Bank Ltd., 4.10%, (Call 09/08/26), (5-year CMT + 3.315%)(a)(d)(e)	200	172,132
CA Magnum Holdings, 5.38%, 10/31/26 (Call 11/10/23)(a)	600	522,516
Delhi International Airport Ltd.
6.13%, 10/31/26(a)	400	378,976
6.45%, 06/04/29(a)	200	181,192
Greenko Dutch BV, 3.85%, 03/29/26 (Call 11/30/23)(a)	555	493,603
Greenko Power II Ltd., 4.30%, 12/13/28 (Call 12/14/24)(a)	557	466,820
Greenko Solar Mauritius Ltd.
5.55%, 01/29/25 (Call 11/30/23)(a)	200	191,970
5.95%, 07/29/26 (Call 11/30/23)(a)	200	183,650
Greenko Wind Projects Mauritius Ltd., 5.50%, 04/06/25 (Call 04/06/24)(a)	200	189,562
HDFC Bank Ltd., 3.70%, (Call 08/25/26), (5-year CMT + 2.925%)(a)(d)(e)	600	516,306
JSW Hydro Energy Ltd., 4.13%, 05/18/31 (Call 05/18/26)(a)	336	273,723
JSW Steel Ltd.
3.95%, 04/05/27 (Call 10/05/26)(a)	400	342,500
5.05%, 04/05/32 (Call 10/05/31)(a)	200	154,380
Network i2i Ltd.
3.98%, (Call 03/03/26), (5-year CMT + 3.390%)(d)(e)	200	180,150
5.65%, (Call 01/15/25), (5-year CMT + 4.274%)(a)(d)(e)	600	580,896
Periama Holdings LLC/DE, 5.95%, 04/19/26(a)	400	375,500
ReNew Wind Energy AP2/ReNew Power Pvt Ltd.other 9 Subsidiaries, 4.50%, 07/14/28 (Call 11/10/23)(a)	200	164,106
Vedanta Resources Finance II PLC
8.95%, 03/11/25 (Call 09/11/24)(a)	400	291,484
9.25%, 04/23/26 (Call 11/30/23)(a)(c)	400	234,196

		6,084,122

Indonesia — 0.6%
Bank Negara Indonesia Persero Tbk PT
3.75%, 03/30/26(a)	600	551,250
4.30%, (Call 03/24/27), (5-year CMT + 3.466%)(a)(d)(e)	200	161,920
Indika Energy Capital IV Pte Ltd., 8.25%, 10/22/25 (Call 11/30/23)(a)	350	345,720
Medco Bell Pte Ltd., 6.38%, 01/30/27 (Call 01/30/24)(a)	400	374,504
Medco Maple Tree Pte Ltd., 8.96%, 04/27/29 (Call 10/27/25)(b)	250	245,625
Medco Oak Tree Pte Ltd., 7.38%, 05/14/26 (Call 11/30/23)(a)	200	197,782

		1,876,801

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) October 31, 2023	iShares® J.P. Morgan EM High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Israel — 2.0%
Energian Israel Finance Ltd.
4.88%, 03/30/26 (Call 12/30/25)(a)(b)	$350	$306,919
5.38%, 03/30/28 (Call 09/30/27)(a)(b)	325	265,281
5.88%, 03/30/31 (Call 09/30/30)(a)(b)	300	238,125
8.50%, 09/30/33(b)	370	322,362
Leviathan Bond Ltd.
6.13%, 06/30/25 (Call 03/30/25)(a)(b)	275	252,656
6.50%, 06/30/27 (Call 12/30/26)(a)(b)	350	305,375
6.75%, 06/30/30 (Call 12/30/29)(a)(b)	250	205,250
Teva Pharmaceutical Finance Co. LLC, 6.15%, 02/01/36(c)	500	416,880
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/01/26	1,600	1,396,944
4.10%, 10/01/46	900	532,458
4.75%, 05/09/27 (Call 02/09/27)(c)	500	450,000
5.13%, 05/09/29 (Call 02/09/29)(c)	400	345,500
6.75%, 03/01/28 (Call 12/01/27)(c)	600	572,730
7.88%, 09/15/29 (Call 06/15/29)	300	294,225
8.13%, 09/15/31 (Call 06/15/31)	300	295,668

		6,200,373

Kazakhstan — 0.3%
Tengizchevroil Finance Co. International Ltd.
2.63%, 08/15/25 (Call 05/15/25)(a)	200	180,300
3.25%, 08/15/30 (Call 02/15/30)(a)	400	297,400
4.00%, 08/15/26(a)	600	534,150

		1,011,850

Kuwait — 0.2%
Burgan Bank SAK, 5.75%, (Call 07/09/24), (5-year CMT + 4.007%)(a)(d)(e)	200	179,710
Kuwait Projects Co. SPC Ltd.
4.23%, 10/29/26(a)	400	342,640
4.50%, 02/23/27(a)	200	167,574

		689,924

Luxembourg — 0.4%
Altice Financing SA
5.00%, 01/15/28 (Call 11/30/23)(a)	700	568,260
5.75%, 08/15/29	1,000	772,500

		1,340,760

Macau — 1.3%
Champion Path Holdings Ltd.
4.50%, 01/27/26 (Call 01/27/24)(a)	400	345,544
4.85%, 01/27/28 (Call 01/27/25)(a)	200	155,628
MGM China Holdings Ltd.
4.75%, 02/01/27 (Call 02/01/24)(a)	200	174,985
5.25%, 06/18/25 (Call 11/10/23)(a)	400	380,640
5.88%, 05/15/26 (Call 11/10/23)(a)	400	372,288
Studio City Finance Ltd.
5.00%, 01/15/29 (Call 01/15/24)(a)	600	428,055
6.00%, 07/15/25 (Call 11/30/23)(a)	200	187,125
6.50%, 01/15/28 (Call 11/30/23)(a)	200	163,322
Wynn Macau Ltd.
5.13%, 12/15/29 (Call 12/15/24)(a)	400	311,744
5.50%, 01/15/26 (Call 11/30/23)(a)	400	368,608
5.50%, 10/01/27 (Call 11/10/23)(a)	400	347,916
5.63%, 08/26/28 (Call 11/10/23)(a)	800	666,400

		3,902,255

Mexico — 8.3%
Alsea SAB de CV, 7.75%, 12/14/26 (Call 12/14/23)(a)	200	197,925

Security	Par (000)	Value

Mexico (continued)
Banco Mercantil del Norte SA/Grand Cayman
5.88%, (Call 01/24/27), (5-year CMT + 4.643%)(a)(d)(e)	$400	$337,620
6.63%, (Call 01/24/32), (10-year CMT + 5.034%)(a)(d)(e)	200	151,000
6.75%, (Call 09/27/24), (5-year CMT + 4.967%)(a)(c)(d)(e)	300	290,643
7.50%, (Call 06/27/29), (10-year CMT + 5.470%)(a)(d)(e)	200	171,000
7.63%, 01/10/28, (10-year CMT + 5.353%)	400	360,500
8.38%, (Call 10/14/30), (10-year CMT + 7.760%)(a)(d)(e)	200	182,187
BBVA Bancomer SA/Texas
5.13%, 01/18/33 (Call 01/17/28), (5-year CMT + 2.650%)(a)(d)	600	505,920
5.88%, 09/13/34 (Call 09/13/29), (5-year CMT + 4.308%)(a)(d)	350	302,750
8.45%, 06/29/38 (Call 06/29/33), (5-year CMT + 4.661%)(a)(d)	600	571,500
Braskem Idesa SAPI
6.99%, 02/20/32 (Call 02/20/27)(a)	700	408,415
7.45%, 11/15/29 (Call 11/15/24)(a)	400	253,280
Cemex SAB de CV
3.88%, 07/11/31 (Call 07/11/26)(a)	500	405,750
5.20%, 09/17/30 (Call 09/17/25)(a)	400	360,400
5.45%, 11/19/29 (Call 11/19/24)(a)	200	185,125
9.13%, (Call 03/14/28), (5-year CMT + 4.907%)(a)(d)(e)	500	510,625
Cemex SAB De CV, 5.13%, (Call 06/08/26), (5-year CMT + 4.534%)(a)(d)(e)	500	460,180
Grupo Aeromexico SAB de CV, 8.50%, 03/17/27 (Call 03/17/24)(a)	300	278,085
Nemak SAB de CV, 3.63%, 06/28/31 (Call 03/28/31)(a)	200	146,750
Petroleos Mexicanos
4.50%, 01/23/26	500	447,330
5.35%, 02/12/28(c)	953	765,593
5.95%, 01/28/31 (Call 10/28/30)	1,900	1,345,200
6.35%, 02/12/48(c)	800	437,000
6.38%, 01/23/45(c)	550	308,000
6.49%, 01/23/27 (Call 11/23/26)(c)	748	660,589
6.50%, 03/13/27	2,050	1,800,546
6.50%, 01/23/29(c)	625	504,531
6.50%, 06/02/41(c)	800	468,280
6.63%, 06/15/35(c)	1,600	1,052,000
6.70%, 02/16/32 (Call 11/16/31)(c)	3,350	2,445,500
6.75%, 09/21/47	2,750	1,556,500
6.84%, 01/23/30 (Call 10/23/29)	1,100	854,150
6.88%, 08/04/26	1,300	1,193,725
6.95%, 01/28/60 (Call 07/28/59)(c)	1,900	1,075,875
7.69%, 01/23/50 (Call 07/23/49)(c)	4,000	2,470,000
8.75%, 06/02/29 (Call 04/02/29)	1,000	878,900
10.00%, 02/07/33	900	802,350
Total Play Telecomunicaciones SA de CV 6.38%, 09/20/28 (Call 09/30/25)(a)	200	94,656
7.50%, 11/12/25	400	287,988

		25,528,368

Moldova — 0.0%
Aragvi Finance International SR, 8.45%, 04/29/26 (Call 04/29/24)(a)	200	135,684

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® J.P. Morgan EM High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Morocco — 0.4%
OCP SA
3.75%, 06/23/31 (Call 03/23/31)(a)	$200	$156,586
4.50%, 10/22/25(a)	400	382,000
5.13%, 06/23/51 (Call 12/23/50)(a)	400	256,000
6.88%, 04/25/44(a)	400	327,000

		1,121,586

Nigeria — 0.5%
Access Bank PLC
6.13%, 09/21/26(a)	200	166,625
9.13%, (Call 10/07/26), (5-year CMT + 8.070%)(a)(d)(e)	200	160,060
IHS Holding Ltd.
5.63%, 11/29/26 (Call 11/30/23)(a)	200	160,250
6.25%, 11/29/28 (Call 11/29/24)(a)	200	146,490
IHS Netherlands Holdco BV, 8.00%, 09/18/27 (Call 11/30/23)(a)	600	489,450
SEPLAT Energy PLC, 7.75%, 04/01/26 (Call 11/30/23)(a)	400	336,000

		1,458,875

Oman — 0.3%
Bank Muscat SAOG, 4.75%, 03/17/26(a)	200	190,590
EDO Sukuk Ltd., 5.88%, 09/21/33(b)	400	383,700
Oztel Holdings SPC Ltd., 6.63%, 04/24/28(a)	450	447,350

		1,021,640

Panama — 0.3%
C&W Senior Financing DAC, 6.88%, 09/15/27 (Call 11/10/23)(a)	600	512,880
Cable Onda SA, 4.50%, 01/30/30 (Call 01/30/25)(a)	400	312,500

		825,380

Paraguay — 0.2%
Bioceanico Sovereign Certificate Ltd., 0.00%, 06/05/34(a)(f)	445	306,338
Telefonica Celular del Paraguay SA, 5.88%, 04/15/27 (Call 11/10/23)(a)	400	360,600

		666,938

Peru — 0.5%
Cia. De Minas Buenaventur Co., 5.50%, 07/23/26 (Call 11/30/23)(a)	400	348,484
Minsur SA, 4.50%, 10/28/31(a)	200	161,600
Peru LNG Srl, 5.38%, 03/22/30(a)	400	306,250
Petroleos del Peru SA
4.75%, 06/19/32(a)	400	265,996
5.63%, 06/19/47(a)	1,100	599,984

		1,682,314

Philippines — 0.8%
Globe Telecom Inc., 4.20%, (Call 08/02/26), (5-year CMT + 5.527%)(a)(d)(e)	400	369,740
JGSH Philippines Ltd., 4.13%, 07/09/30(a)	400	355,104
Manila Water Co. Inc., 4.38%, 07/30/30 (Call 07/30/25)(a)	200	175,976
Petron Corp., 5.95%, (Call 04/19/26), (5-year CMT + 7.574%)(a)(d)(e)	200	182,764
San Miguel Crop., 5.50%, (Call 07/29/25), (5-year CMT + 10.237%)(a)(d)(e)	200	182,782
SMC Global Power Holdings Corp.
5.45%, (Call 12/09/26), (5-year CMT + 7.155%)(a)(d)(e)	400	272,248
5.70%, (Call 01/21/26), (5-year CMT + 6.554%)(a)(d)(e)	200	142,814

Security	Par (000)	Value

Philippines (continued)
6.50%, (Call 04/25/24), (5-year CMT + 6.608%)(a)(d)(e)	$400	$357,252
7.00%, (Call 10/21/25), (5-year CMT + 9.199%)(a)(d)(e)	400	316,600

		2,355,280

Poland — 0.1%
Canpack SA/Canpack U.S. LLC, 3.88%, 11/15/29 (Call 11/15/24)(a)	400	320,996

Qatar — 0.1%
Commercial Bank PSQC (The), 4.50%, (Call 03/03/26), (5-year CMT + 3.874%)(a)(d)(e)	200	179,375

Saudi Arabia — 0.4%
Arabian Centres Sukuk II Ltd., 5.63%, 10/07/26(a)	400	358,668
Dar Al-Arkan Sukuk Co. Ltd.
6.75%, 02/15/25(a)	400	394,500
8.00%, 02/25/29	200	196,068
Riyad Tier 1 Sukuk Ltd., 4.00%, (Call 02/16/27), (5-year CMT + 2.170%)(a)(d)(e)	400	366,504

		1,315,740

Singapore — 0.4%
GLP Pte Ltd.
3.88%, 06/04/25(a)	200	122,100
4.50%, (Call 05/17/26), (5-year CMT + 3.735%)(a)(d)(e)	400	114,944
Puma International Financing SA, 5.00%, 01/24/26 (Call 11/10/23)(a)	400	357,692
Singapore Airlines Ltd.
3.00%, 07/20/26 (Call 06/20/26)(a)	200	186,860
3.38%, 01/19/29 (Call 11/19/28)(a)	400	357,900

		1,139,496

South Africa — 1.4%
Absa Group Ltd., 6.38%, (Call 05/27/26), (5-year CMT + 5.411%)(a)(d)(e)	200	179,940
Bidvest Group UK PLC (The), 3.63%, 09/23/26 (Call 11/10/23)(a)	400	354,000
Eskom Holdings SOC Ltd.
6.35%, 08/10/28(a)	600	543,000
7.13%, 02/11/25(a)	460	450,800
Liquid Telecommunications Financing PLC, 5.50%, 09/04/26 (Call 11/30/23)(a)	200	121,458
MTN Mauritius Investments Ltd., 6.50%, 10/13/26(a)	200	195,000
Sasol Financing USA LLC
4.38%, 09/18/26 (Call 08/18/26)	400	352,000
5.50%, 03/18/31 (Call 03/18/30)	400	307,500
6.50%, 09/27/28 (Call 06/27/28)	400	351,400
8.75%, 05/03/29 (Call 03/03/29)(a)	500	475,000
Stillwater Mining Co.
4.00%, 11/16/26 (Call 11/30/23)(a)	200	172,000
4.50%, 11/16/29 (Call 11/16/25)(a)	400	303,000
Transnet SOC Ltd., 8.25%, 02/06/28(a)	600	567,000

		4,372,098

South Korea — 0.1%
Woori Bank, 4.25%, (Call 10/04/24), (5-year CMT + 2.664%)(a)(d)(e)	200	192,375

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) October 31, 2023	iShares® J.P. Morgan EM High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Spain — 0.2%
Banco Bilbao Vizcaya Argentaria SA
6.13%, (Call 11/16/27), (5-year USD Swap + 3.870%)(c)(d)(e)	$400	$318,000
9.38%, (Call 03/19/29), (5-year CMT + 5.099%)(d)	400	386,500

		704,500

Supranational — 0.1%
Eastern & Southern African Trade & Development Bank (The), 4.13%, 06/30/28(a)	400	326,970

Switzerland — 0.0%
Oriflame Investment Holding PLC, 5.13%, 05/04/26 (Call 11/30/23)(a)	200	61,462

Tanzania — 0.1%
HTA Group Ltd./Mauritius, 7.00%, 12/18/25 (Call 11/10/23)(a)	200	192,634

Thailand — 0.6%
Bangkok Bank PCL/Hong Kong
3.73%, 09/25/34 (Call 09/25/29), (5-year CMT + 1.900%)(a)(d)	600	486,570
5.00%, 09/23/25	400	372,988
Kasikornbank PCL/Hong Kong, 3.34%, 10/02/31 (Call 10/02/26), (5-year CMT + 1.700%)(a)(d)	600	529,086
Krung Thai Bank PCL/Cayman Islands, 4.40%, (Call 03/25/26), (5-year CMT + 3.530%)(a)(d)(e)	400	354,836

		1,743,480

Turkey — 2.1%
Akbank TAS
5.13%, 03/31/25(a)	200	191,000
6.80%, 02/06/26(a)	400	388,100
6.80%, 06/22/31 (Call 06/22/26), (5-year CMT + 6.015%)(a)(d)	200	185,500
Anadolu Efes Biracilik Ve Malt Sanayii AS, 3.38%, 06/29/28 (Call 03/29/28)(a)	200	161,500
Aydem Yenilenebilir Enerji AS, 7.75%, 02/02/27 (Call 02/02/24)(a)	400	349,300
Coca-Cola Icecek AS, 4.50%, 01/20/29 (Call 10/20/28)(a)	200	175,000
KOC Holding AS, 6.50%, 03/11/25 (Call 12/11/24)(a)	400	395,000
Turk Telekomunikasyon AS, 6.88%, 02/28/25(a)	200	194,750
Turkcell Iletisim Hizmetleri AS
5.75%, 10/15/25(a)	200	191,500
5.80%, 04/11/28 (Call 01/11/28)(a)	200	181,000
Turkiye Garanti Bankasi AS, 7.18%, 05/24/27, (5-year USD ICE Swap + 4.220%)(a)(d)	400	374,000
Turkiye Is Bankasi AS
7.75%, 01/22/30 (Call 01/22/25), (5-year CMT + 6.119%)(a)(d)	400	388,000
9.19%, 06/29/28, (5-year USD Swap + 5.117%)(a)(d)	200	199,000
Turkiye Sise ve Cam Fabrikalari AS, 6.95%, 03/14/26 (Call 12/14/25)(a)	300	288,741
Turkiye Vakiflar Bankasi TAO
5.25%, 02/05/25(a)	400	386,000
6.50%, 01/08/26(a)	400	382,000
9.00%, 10/12/28(b)	400	398,000
Ulker Biskuvi Sanayi AS, 6.95%, 10/30/25(a)	400	373,000
WE Soda Investments Holding PLC, 9.50%, 10/06/28 (Call 10/06/25)(b)	400	399,300

Security	Par (000)	Value

Turkey (continued)
Yapi ve Kredi Bankasi AS
7.88%, 01/22/31 (Call 01/22/26), (5-year CMT + 7.415%)(a)(d)	$200	$190,500
9.25%, 10/16/28(b)	200	201,000
13.88%, (Call 01/15/24), (5-year USD Swap + 11.245%)(a)(d)(e)	400	403,000

		6,395,191

Ukraine — 0.1%
Metinvest BV, 7.75%, 10/17/29(a)	200	117,688
MHP Lux SA, 6.95%, 04/03/26(a)	200	146,918

		264,606

United Arab Emirates — 1.6%
Adib Capital Invest 3 Ltd., 7.25%, , (5-year CMT + 3.059%)(e)	400	416,072
Arada Sukuk Ltd., 8.13%, 06/08/27(a)	200	201,750
Commercial Bank of Dubai PSC, 6.00%, (Call 04/21/26)(a)(d)(e)	400	386,500
DIB Tier 1 Sukuk 3 Ltd., 6.25%, (Call 01/22/25)(a)(d)(e)	400	394,852
DIB Tier 1 Sukuk 4 Ltd., 4.63%, (Call 05/19/26)(a)(d)(e)	400	374,804
DP World Salaam, 6.00%, (Call 10/01/25), (5-year CMT + 5.750%)(a)(d)(e)	800	781,008
Emirates NBD Bank PJSC
4.25%, (Call 02/27/27)(a)(d)(e)	400	350,000
6.13%, (Call 03/20/25)(a)(d)(e)	400	389,000
6.13%, (Call 04/09/26)(a)(d)(e)	400	390,500
GEMS MENASA Cayman Ltd./GEMS Education
Delaware LLC, 7.13%, 07/31/26 (Call 11/30/23)(a)	400	383,000
MAF Global Securities Ltd., 7.88%, (Call 06/30/27), (5-year CMT + 4.893%)(a)(d)(e)	200	196,875
Shelf Drilling Holdings Ltd., 9.63%, 04/15/29 (Call 10/15/25)(b)	600	570,000

		4,834,361

United Kingdom — 0.8%
Petrofac Ltd., 9.75%, 11/15/26 (Call 11/30/23)(a)	400	271,028
Standard Chartered PLC
4.30%, (Call 08/19/28), (5-year CMT + 3.135%)(a)(d)(e)	800	560,192
4.75%, (Call 01/14/31), (5-year CMT + 3.805%)(a)(d)(e)	600	414,312
6.00%, (Call 07/26/25), (5-year CMT + 5.661%)(a)(d)(e)	600	563,532
7.75%, (Call 08/15/27), (5-year CMT + 4.976%)(a)(d)(e)	600	573,000

		2,382,064

United States — 0.1%
Playtika Holding Corp., 4.25%, 03/15/29 (Call 03/15/24)(a)	300	242,022
Sagicor Financial Co. Ltd., 5.30%, 05/13/28 (Call 05/13/24)(a)	200	185,418

		427,440

Vietnam — 0.1%
Mong Duong Finance Holdings BV, 5.13%, 05/07/29(a)	250	225,130

Zambia — 0.7%
First Quantum Minerals Ltd.
6.88%, 03/01/26 (Call 11/10/23)(a)	600	526,350
6.88%, 10/15/27 (Call 11/10/23)(a)	800	674,000
7.50%, 04/01/25 (Call 11/10/23)(a)	443	413,142

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® J.P. Morgan EM High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Zambia (continued)
8.63%, 06/01/31	$600	$505,500

		2,118,992

Total Corporate Bonds & Notes — 47.0% (Cost: $168,866,749)		143,852,493

Foreign Government Obligations(j)

Angola — 1.0%
Angolan Government International Bond
8.00%, 11/26/29(a)	800	640,000
8.25%, 05/09/28(a)	800	679,000
8.75%, 04/14/32(a)	1,100	860,750
9.13%, 11/26/49(a)	600	421,500
9.38%, 05/08/48(a)	800	570,000

		3,171,250

Argentina — 2.7%
Argentine Republic Government International Bond
0.75%, 07/09/30 (Call 12/01/23)(k)	7,948	2,209,678
1.00%, 07/09/29 (Call 12/01/23)(c)	1,318	352,529
3.50%, 07/09/41 (Call 12/01/23)(c)(k)	5,144	1,338,945
3.63%, 07/09/35 (Call 12/01/23)(c)(k)	10,154	2,497,941
3.63%, 07/09/46 (Call 12/01/23)(c)(k)	1,046	259,518
5.00%, 01/09/38 (Call 12/01/23)(k)	5,855	1,762,210

		8,420,821

Azerbaijan — 0.1%
Republic of Azerbaijan International Bond, 3.50%, 09/01/32(a)	450	351,675

Bahrain — 2.4%
Bahrain Government International Bond
5.25%, 01/25/33(a)	600	488,250
5.45%, 09/16/32(a)	600	504,750
5.63%, 09/30/31(a)	400	347,500
5.63%, 05/18/34(a)	600	491,250
6.00%, 09/19/44(a)	600	432,750
6.75%, 09/20/29(a)	600	578,250
7.00%, 01/26/26(a)	600	597,000
7.00%, 10/12/28(a)	900	894,375
7.38%, 05/14/30(a)	400	394,500
7.75%, 04/18/35(a)	400	384,000
CBB International Sukuk Co. 7 SPC, 6.88%, 10/05/25(a)	400	398,000
CBB International Sukuk Programme Co.
3.88%, 05/18/29(a)	550	468,188
3.95%, 09/16/27(a)	500	451,250
4.50%, 03/30/27(a)	600	555,750
CBB International Sukuk Programme Co. WLL, 6.25%, 10/18/30(a)	400	381,500

		7,367,313

Bolivia — 0.1%
Bolivian Government International Bond, 4.50%, 03/20/28(a)	600	300,000

Brazil — 5.0%
Brazilian Government International Bond
2.88%, 06/06/25(c)	1,000	949,660
3.75%, 09/12/31	734	608,119
3.88%, 06/12/30(c)	1,700	1,458,957
4.25%, 01/07/25(c)	2,100	2,050,818
4.50%, 05/30/29 (Call 02/28/29)	1,000	920,570

Security	Par (000)	Value

Brazil (continued)
4.63%, 01/13/28 (Call 10/13/27)(c)	$1,400	$1,334,480
4.75%, 01/14/50 (Call 07/14/49)(c)	2,050	1,368,375
5.00%, 01/27/45(c)	1,700	1,216,350
5.63%, 01/07/41(c)	1,100	893,750
5.63%, 02/21/47	1,300	996,450
6.00%, 04/07/26	1,000	1,008,780
6.00%, 10/20/33	1,200	1,110,000
7.13%, 01/20/37(c)	800	786,000
8.25%, 01/20/34(c)	650	695,175

		15,397,484

Colombia — 4.1%
Colombia Government International Bond
3.00%, 01/30/30 (Call 10/30/29)	700	537,600
3.13%, 04/15/31 (Call 01/15/31)	1,200	883,800
3.25%, 04/22/32 (Call 01/22/32)	1,000	713,000
3.88%, 04/25/27 (Call 01/25/27)	1,000	909,000
3.88%, 02/15/61 (Call 08/15/60)(c)	600	306,600
4.13%, 02/22/42 (Call 08/22/41)(c)	600	355,500
4.13%, 05/15/51 (Call 11/15/50)(c)	800	440,000
4.50%, 01/28/26 (Call 10/28/25)(c)	800	766,240
4.50%, 03/15/29 (Call 12/15/28)	1,000	867,000
5.00%, 06/15/45 (Call 12/15/44)(c)	2,200	1,397,000
5.20%, 05/15/49 (Call 11/15/48)(c)	1,450	922,925
5.63%, 02/26/44 (Call 08/26/43)(c)	1,200	833,400
6.13%, 01/18/41	1,300	988,000
7.38%, 09/18/37	900	807,750
7.50%, 02/02/34 (Call 11/02/33)	1,000	932,500
8.00%, 04/20/33 (Call 01/20/33)(c)	889	865,441

		12,525,756

Costa Rica — 0.7%
Costa Rica Government International Bond
6.13%, 02/19/31(a)(c)	400	380,000
7.00%, 04/04/44(a)	650	595,075
7.16%, 03/12/45(a)	600	558,600
Costa Rica Government International Bonds, 6.55%, 04/03/34(Call 01/03/34)(a)	800	760,400

		2,294,075

Dominican Republic — 3.4%
Dominican Republic International Bond
4.50%, 01/30/30(a)	1,000	845,500
4.88%, 09/23/32(a)	1,500	1,212,750
5.30%, 01/21/41(a)	700	508,200
5.50%, 01/27/25(a)	625	613,200
5.50%, 02/22/29 (Call 12/22/28)(a)	850	773,075
5.88%, 01/30/60(a)	1,650	1,169,850
5.95%, 01/25/27(a)	850	816,773
6.00%, 07/19/28(a)	650	614,250
6.00%, 02/22/33 (Call 11/22/32)(a)	850	747,575
6.40%, 06/05/49(a)(c)	800	625,600
6.50%, 02/15/48(a)	450	357,300
6.85%, 01/27/45(a)	1,000	832,500
6.88%, 01/29/26(a)	800	795,592
7.45%, 04/30/44(a)	750	674,250

		10,586,415

Ecuador — 1.0%
Ecuador Government International Bond
0.00%, 07/31/30(a)(f)	482	142,942
2.50%, 07/31/40(a)(k)	1,463	489,405
6.00%, 07/31/30(a)(k)	1,756	889,202

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) October 31, 2023	iShares® J.P. Morgan EM High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ecuador (continued)
6.90%, 07/31/35(a)(k)	$3,735	$1,415,769

		2,937,318

Egypt — 2.3%
Egypt Government International Bond
5.80%, 09/30/27(a)	400	255,000
5.88%, 06/11/25(a)	600	483,234
5.88%, 02/16/31(a)	800	437,000
6.59%, 02/21/28(a)	800	508,000
7.05%, 01/15/32(a)	600	339,000
7.30%, 09/30/33(a)	500	275,000
7.50%, 01/31/27(a)	1,000	690,000
7.50%, 02/16/61(a)	600	295,500
7.60%, 03/01/29(a)	800	496,000
7.63%, 05/29/32(a)	1,000	570,000
7.90%, 02/21/48(a)	650	329,063
8.50%, 01/31/47(a)	1,300	674,115
8.70%, 03/01/49(a)	800	419,000
8.88%, 05/29/50(a)	1,000	527,500
Egyptian Financial Co. for Sovereign Taskeek (The),
10.88%, 02/28/26(a)	800	739,000

		7,037,412

El Salvador — 0.3%
El Salvador Government International Bond
7.12%, 01/20/50 (Call 07/20/49)(a)	550	342,100
7.65%, 06/15/35(a)	450	312,075
9.50%, 07/15/52 (Call 01/15/52)(a)	550	403,700

		1,057,875

Ethiopia — 0.1%
Ethiopia International Bond, 6.63%, 12/11/24(a)	400	251,876

Ghana — 0.7%
Ghana Government International Bond
6.38%, 02/11/27(a)(g)(h)	600	261,000
7.63%, 05/16/29(a)(g)(h)	500	215,000
7.75%, 04/07/29(a)(g)(h)	400	172,500
7.88%, 02/11/35(a)(g)(h)	400	173,500
8.13%, 01/18/26(a)(g)(h)	470	206,213
8.13%, 03/26/32(a)(g)(h)	500	211,250
8.63%, 04/07/34(a)(g)(h)	400	172,500
8.63%, 06/16/49(a)(g)(h)	600	250,500
8.95%, 03/26/51(a)(g)(h)	500	210,000
10.75%, 10/14/30(a)(g)(h)	600	373,500

		2,245,963

Guatemala — 0.4%
Guatemala Government Bond
6.13%, 06/01/50 (Call 12/01/49)(a)(c)	700	556,500
6.60%, 06/13/36 (Call 03/13/36)(a)	600	554,400

		1,110,900

Iraq — 0.2%
Iraq International Bond, 5.80%,
01/15/28(Call 12/17/23)(a)	703	624,389

Ivory Coast — 0.2%
Ivory Coast Government International Bond, 6.13%, 06/15/33(a)	600	490,500

Jamaica — 0.8%
Jamaica Government International Bond
6.75%, 04/28/28	600	607,260
7.88%, 07/28/45(c)	900	962,100

Security	Par (000)	Value

Jamaica (continued)
8.00%, 03/15/39	$700	$774,550

		2,343,910

Jordan — 0.8%
Jordan Government International Bond
5.75%, 01/31/27(a)	400	360,000
5.85%, 07/07/30(a)	900	759,375
6.13%, 01/29/26(a)	400	370,500
7.38%, 10/10/47(a)	400	301,500
7.50%, 01/13/29(a)	600	555,750

		2,347,125

Kenya — 0.5%
Republic of Kenya Government International Bond
6.30%, 01/23/34(a)	400	274,000
7.25%, 02/28/28(a)	400	324,000
8.00%, 05/22/32(a)	600	470,250
8.25%, 02/28/48(a)	600	421,500

		1,489,750

Lebanon — 0.1%
Lebanon Government International Bond
0.00%, 11/27/26(a)(g)(h)	760	44,604
6.00%, 01/27/23(a)(g)(h)	500	30,455
6.10%, 10/04/24(g)(h)	730	44,545
6.65%, 02/26/30(a)(g)(h)	760	46,641
6.75%, 11/29/27(a)(g)(h)	470	28,317
6.85%, 03/23/27(a)(g)(h)	700	42,664
7.00%, 03/23/32(a)(g)(h)	475	28,505

		265,731

Morocco — 0.6%
Morocco Government International Bond
3.00%, 12/15/32(a)	400	298,500
4.00%, 12/15/50(a)	600	354,750
5.95%, 03/08/28(a)	600	587,250
6.50%, 09/08/33(a)	700	671,125

		1,911,625

Nigeria — 1.8%
Nigeria Government International Bond
6.13%, 09/28/28(a)	600	487,500
6.50%, 11/28/27(a)	600	516,000
7.14%, 02/23/30(a)	714	572,093
7.38%, 09/28/33(a)	800	600,000
7.63%, 11/21/25(a)	300	291,000
7.63%, 11/28/47(a)	600	403,500
7.70%, 02/23/38(a)	600	426,000
7.88%, 02/16/32(a)	800	638,000
8.25%, 09/28/51(a)	600	419,250
8.38%, 03/24/29(a)	800	699,000
8.75%, 01/21/31(a)	600	513,750

		5,566,093

Oman — 3.3%
Oman Government International Bond
4.75%, 06/15/26(a)	1,200	1,150,704
5.38%, 03/08/27(a)	750	724,687
5.63%, 01/17/28(a)	1,200	1,156,512
6.00%, 08/01/29(a)	1,000	970,000
6.25%, 01/25/31(a)	800	777,000
6.50%, 03/08/47(a)	1,000	867,500
6.75%, 10/28/27(a)	800	806,750
6.75%, 01/17/48(a)	1,400	1,247,750
7.00%, 01/25/51(a)	400	367,000

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® J.P. Morgan EM High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oman (continued)
7.38%, 10/28/32(a)	$600	$622,500
Oman Sovereign Sukuk Co.
4.88%, 06/15/30(a)	800	747,000
5.93%, 10/31/25(a)	800	795,000

		10,232,403

Pakistan — 0.5%
Pakistan Global Sukuk Programme Co. Ltd. (The), 7.95%, 01/31/29(a)	400	237,712
Pakistan Government International Bond
6.00%, 04/08/26(a)	700	379,820
6.88%, 12/05/27(a)	750	391,650
7.38%, 04/08/31(a)	800	388,176

		1,397,358

Paraguay — 0.4%
Paraguay Government International Bond
4.95%, 04/28/31 (Call 01/28/31)(a)	400	362,800
5.40%, 03/30/50 (Call 09/30/49)(a)	600	448,500
6.10%, 08/11/44(a)	400	334,400

		1,145,700

Senegal — 0.3%
Senegal Government International Bond
6.25%, 05/23/33(a)	500	395,625
6.75%, 03/13/48(a)	600	397,500

		793,125

Serbia — 0.3%
Serbia International Bond
2.13%, 12/01/30(a)	535	391,524
6.50%, 09/26/33(a)	500	468,930

		860,454

South Africa — 2.5%
Republic of South Africa Government
International Bond
4.30%, 10/12/28(c)	1,000	860,000
4.85%, 09/27/27(c)	600	552,750
4.85%, 09/30/29	900	763,875
4.88%, 04/14/26	604	573,800
5.00%, 10/12/46(c)	600	363,000
5.38%, 07/24/44	500	330,000
5.65%, 09/27/47	800	520,000
5.75%, 09/30/49	1,550	1,007,500
5.88%, 09/16/25	986	971,890
5.88%, 06/22/30	700	613,375
5.88%, 04/20/32(c)	600	506,250
7.30%, 04/20/52	700	545,125

		7,607,565

Sri Lanka — 0.7%
Sri Lanka Government International Bond
6.20%, 05/11/27(a)(g)(h)	700	346,563
6.75%, 04/18/28(a)(g)(h)	700	347,634
6.83%, 07/18/26(a)(g)(h)	600	307,614
6.85%, 03/14/24(a)(g)(h)	600	307,638
6.85%, 11/03/25(a)(g)(h)	900	460,881
7.55%, 03/28/30(a)(g)(h)	400	198,572
7.85%, 03/14/29(a)(g)(h)	700	346,318

		2,315,220

Trinidad And Tobago — 0.1%
Trinidad & Tobago Government International Bond,
4.50%, 08/04/26(a)	400	380,580

Security	Par (000)	Value

Tunisia — 0.1%
Tunisian Republic, 5.75%, 01/30/25(a)	$400	$276,500

Turkey — 11.0%
Hazine Mustesarligi Varlik Kiralama AS
5.13%, 06/22/26(a)	1,200	1,113,000
7.25%, 02/24/27(a)	1,500	1,452,525
9.76%, 11/13/25(a)	1,400	1,445,500
Turkey Government International Bond
4.25%, 03/13/25(c)	1,000	953,750
4.25%, 04/14/26	900	825,750
4.75%, 01/26/26	800	750,000
4.88%, 10/09/26	1,500	1,380,000
4.88%, 04/16/43	1,570	951,813
5.13%, 02/17/28(c)	1,000	885,000
5.25%, 03/13/30(c)	900	742,500
5.75%, 05/11/47(c)	1,800	1,172,250
5.88%, 06/26/31	900	745,875
5.95%, 01/15/31	1,200	1,008,000
6.00%, 03/25/27	1,700	1,595,875
6.00%, 01/14/41	1,500	1,065,000
6.13%, 10/24/28(c)	1,300	1,178,125
6.38%, 10/14/25	1,200	1,168,500
6.50%, 09/20/33	700	586,250
6.63%, 02/17/45(c)	1,400	1,032,500
6.75%, 05/30/40	1,050	816,375
6.88%, 03/17/36(c)	1,350	1,115,437
7.25%, 03/05/38(c)	500	425,000
7.38%, 02/05/25(c)	1,570	1,575,887
7.63%, 04/26/29(c)	1,400	1,331,750
8.00%, 02/14/34	750	700,313
8.60%, 09/24/27	1,200	1,213,500
9.13%, 07/13/30	1,100	1,097,250
9.38%, 03/14/29(c)	1,100	1,119,250
9.38%, 01/19/33	1,400	1,398,250
9.88%, 01/15/28	1,800	1,883,250
11.88%, 01/15/30	700	801,500
Turkiye Vakiflar Bankasi TAO, 5.50%, 10/01/26(a)	200	183,500

		33,713,475

Ukraine — 0.7%
Ukraine Government International Bond
6.88%, 05/21/31(a)(g)(h)	800	197,200
7.25%, 03/15/35(a)(g)(h)	1,200	301,800
7.38%, 09/25/34(a)(g)(h)	1,600	402,400
7.75%, 09/01/23(a)(g)(h)	625	190,625
7.75%, 09/01/24(a)(g)(h)	850	242,131
7.75%, 09/01/25(a)(g)(h)	600	170,400
7.75%, 09/01/26(a)(g)(h)	700	196,000
7.75%, 09/01/27(a)(g)(h)	750	208,500
9.75%, 11/01/30(a)(g)(h)	800	232,000

		2,141,056

United Arab Emirates — 1.2%
Emirate of Dubai Government International Bond,
5.25%, 01/30/43(a)	600	508,500
Emirate of Dubai Government International Bonds,
3.90%, 09/09/50(a)	600	384,000
Finance Department Government of Sharjah
4.00%, 07/28/50(a)	500	283,125
6.50%, 11/23/32(a)	500	483,750
Sharjah Sukuk Program Ltd.
2.94%, 06/10/27(a)	400	358,500
3.23%, 10/23/29(a)	500	428,906

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) October 31, 2023	iShares® J.P. Morgan EM High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

United Arab Emirates (continued)
3.85%, 04/03/26(a)	$400	$378,500
4.23%, 03/14/28(a)	800	739,096

		3,564,377

Zambia — 0.2%
Zambia Government International Bond
8.50%, 04/14/24(a)(g)(h)	400	244,125
8.97%, 07/30/27(a)(g)(h)	600	363,938

		608,063

Total Foreign Government Obligations — 50.6% (Cost: $208,603,578)		155,131,132

Total Long-Term Investments — 97.6% (Cost: $377,470,327)		298,983,625

	Shares

Short-Term Securities

Money Market Funds — 14.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(l)(m)(n)	38,860,732	38,876,276
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(l)(m)	4,080,000	4,080,000

Total Short-Term Securities — 14.0% (Cost: $42,936,153)		42,956,276

Total Investments — 111.6% (Cost: $420,406,480)		341,939,901

Liabilities in Excess of Other Assets — (11.6)%		(35,487,487)

Net Assets — 100.0%		$306,452,414

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)	Perpetual security with no stated maturity date.
(f)	Zero-coupon bond.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Non-income producing security.
(i)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(j)	U.S. dollar denominated security issued by foreign domiciled entity.
(k)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(l)	Affiliate of the Fund.
(m)	Annualized 7-day yield as of period end.
(n)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$34,730,604	$4,122,533	(a)	$—	$4,360	$18,779	$38,876,276	38,860,732	$292,662	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,469,000	1,611,000	(a)	—	—	—	4,080,000	4,080,000	96,657		2

					$4,360	$18,779	$42,956,276		$389,319		$2

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

48	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® J.P. Morgan EM High Yield Bond ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds & Notes	$—	$143,852,493	$—	$143,852,493
Foreign Government Obligations	—	155,131,132	—	155,131,132
Short-Term Securities
Money Market Funds	42,956,276	—	—	42,956,276

	$42,956,276	$298,983,625	$—	$341,939,901

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments October 31, 2023	iShares® J.P. Morgan EM Local Currency Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Foreign Government Obligations

Brazil — 4.7%
Brazil Letras do Tesouro Nacional
0.00%, 07/01/24(a)	BRL	10,514	$1,944,639
0.00%, 07/01/25(a)	BRL	13,651	2,275,973
0.00%, 01/01/26(a)	BRL	19,696	3,105,892
0.00%, 07/01/26(a)	BRL	22,629	3,379,944
0.00%, 07/01/27(a)	BRL	4,842	645,911
Brazil Notas do Tesouro Nacional
Series F, 10.00%, 01/01/25	BRL	14,632	2,867,978
Series F, 10.00%, 01/01/29	BRL	13,699	2,555,416
Series F, 10.00%, 01/01/31	BRL	6,000	1,092,757
Brazil Notas do Tesouro Nacional Serie F
10.00%, 01/01/33	BRL	6,976	1,247,513
Series F, 10.00%, 01/01/27	BRL	15,584	2,989,297
Brazilian Government International Bond, 10.25%, 01/10/28	BRL	702	135,723

			22,241,043

Chile — 4.5%
Bonos de la Tesoreria de la Republica en pesos
2.30%, 10/01/28(b)(c)	CLP	780,000	716,452
2.50%, 03/01/25	CLP	4,350,000	4,580,657
4.50%, 03/01/26	CLP	2,690,000	2,857,429
4.70%, 09/01/30(b)(c)	CLP	2,990,000	2,977,205
5.00%, 10/01/28(b)(c)	CLP	1,050,000	1,095,951
5.00%, 03/01/35	CLP	3,145,000	3,099,529
6.00%, 04/01/33(b)	CLP	2,005,000	2,144,542
6.00%, 01/01/43	CLP	2,600,000	2,770,387
7.00%, 05/01/34(b)	CLP	825,000	951,844

			21,193,996

China — 15.0%
China Government Bond
1.99%, 04/09/25	CNY	12,110	1,645,413
2.18%, 08/25/25	CNY	10,460	1,424,547
2.18%, 08/15/26	CNY	4,060	551,097
2.24%, 05/25/25	CNY	7,980	1,088,075
2.26%, 02/24/25	CNY	8,030	1,096,188
2.28%, 11/25/25	CNY	8,480	1,156,287
2.37%, 01/20/27	CNY	9,340	1,272,704
2.40%, 07/15/28	CNY	7,010	951,470
2.44%, 10/15/27	CNY	6,570	894,703
2.46%, 02/15/26	CNY	9,540	1,305,428
2.47%, 09/02/24	CNY	11,380	1,557,136
2.48%, 04/15/27	CNY	9,170	1,252,586
2.50%, 07/25/27	CNY	11,240	1,535,003
2.52%, 08/25/33	CNY	7,450	1,001,042
2.60%, 09/01/32	CNY	7,800	1,054,675
2.62%, 09/25/29	CNY	7,600	1,036,060
2.62%, 06/25/30	CNY	8,600	1,170,556
2.64%, 01/15/28	CNY	9,170	1,258,718
2.68%, 05/21/30	CNY	14,310	1,953,554
2.69%, 08/12/26	CNY	9,590	1,320,349
2.69%, 08/15/32	CNY	8,490	1,157,343
2.75%, 06/15/29	CNY	8,960	1,230,611
2.75%, 02/17/32	CNY	10,000	1,369,460
2.76%, 05/15/32	CNY	8,580	1,175,722
2.79%, 12/15/29	CNY	8,850	1,217,239
2.80%, 03/24/29	CNY	7,960	1,097,523
2.80%, 03/25/30	CNY	10,880	1,497,095
2.80%, 11/15/32	CNY	10,260	1,412,024
2.85%, 06/04/27	CNY	13,910	1,925,743

Security	Par (000)		Value

China (continued)
2.88%, 02/25/33	CNY	8,910	$1,234,277
2.89%, 11/18/31	CNY	8,850	1,226,455
2.94%, 10/17/24	CNY	7,990	1,099,735
3.01%, 05/13/28	CNY	12,150	1,695,681
3.02%, 10/22/25	CNY	14,350	1,990,005
3.02%, 05/27/31	CNY	13,400	1,877,629
3.03%, 03/11/26	CNY	12,370	1,719,325
3.12%, 10/25/52	CNY	6,080	837,771
3.13%, 11/21/29	CNY	10,100	1,423,172
3.19%, 04/15/53	CNY	4,010	566,164
3.22%, 12/06/25	CNY	7,660	1,068,423
3.25%, 06/06/26	CNY	11,180	1,568,164
3.27%, 11/19/30	CNY	10,570	1,509,838
3.28%, 12/03/27	CNY	12,750	1,802,525
3.29%, 05/23/29	CNY	11,740	1,669,311
3.32%, 04/15/52	CNY	4,550	649,512
3.72%, 04/12/51	CNY	5,820	884,156
3.81%, 09/14/50	CNY	10,140	1,565,522
China Government Bonds
2.30%, 05/15/26	CNY	11,770	1,605,882
2.62%, 04/15/28	CNY	10,670	1,462,205
2.67%, 05/25/33	CNY	10,260	1,396,352
2.91%, 10/14/28	CNY	13,160	1,827,352
3.12%, 12/05/26	CNY	8,810	1,231,047
3.25%, 11/22/28	CNY	7,240	1,024,609
3.53%, 10/18/51	CNY	7,420	1,091,435

			70,634,898

Colombia — 4.3%
Colombia Government International Bond, 9.85%, 06/28/27	COP	745,000	169,165
Colombia TES, 13.25%, 02/09/33	COP	6,524,300	1,711,075
Colombian TES
9.25%, 05/28/42	COP	10,135,200	1,959,903
Series B, 5.75%, 11/03/27	COP	6,430,600	1,304,552
Series B, 6.00%, 04/28/28	COP	10,837,000	2,176,661
Series B, 6.25%, 11/26/25	COP	5,748,800	1,286,703
Series B, 6.25%, 07/09/36	COP	3,942,400	616,151
Series B, 7.00%, 03/26/31	COP	10,462,300	2,005,681
Series B, 7.00%, 06/30/32	COP	8,325,600	1,529,065
Series B, 7.25%, 10/18/34	COP	8,720,300	1,541,963
Series B, 7.25%, 10/26/50	COP	8,267,700	1,259,504
Series B, 7.50%, 08/26/26	COP	9,866,700	2,203,611
Series B, 7.75%, 09/18/30	COP	7,815,600	1,590,862
Series B, 10.00%, 07/24/24	COP	3,841,500	935,059

			20,289,955

Czech Republic — 4.5%
Czech Republic Government Bond
0.00%, 12/12/24(a)	CZK	6,760	275,609
0.05%, 11/29/29	CZK	24,040	790,923
0.25%, 02/10/27	CZK	33,590	1,259,750
0.95%, 05/15/30(c)	CZK	35,490	1,220,655
1.00%, 06/26/26(c)	CZK	34,340	1,349,315
1.20%, 03/13/31	CZK	34,630	1,178,868
1.25%, 02/14/25	CZK	27,820	1,138,645
1.50%, 04/24/40	CZK	17,060	461,653
1.75%, 06/23/32	CZK	34,990	1,202,072
1.95%, 07/30/37	CZK	11,830	369,197
2.00%, 10/13/33	CZK	40,860	1,388,529
2.40%, 09/17/25(c)	CZK	33,080	1,365,415
2.50%, 08/25/28(c)	CZK	37,540	1,477,146

50	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® J.P. Morgan EM Local Currency Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Czech Republic (continued)
2.75%, 07/23/29	CZK	40,350	$1,579,643
3.50%, 05/30/35	CZK	15,750	606,407
4.20%, 12/04/36(c)	CZK	19,910	813,121
4.50%, 11/11/32	CZK	6,720	285,720
4.90%, 04/14/34	CZK	10,440	454,686
5.00%, 09/30/30	CZK	35,760	1,577,946
5.50%, 12/12/28	CZK	25,910	1,168,134
6.00%, 02/26/26	CZK	23,010	1,018,243
6.20%, 06/16/31	CZK	4,840	229,011

			21,210,688

Dominican Republic — 4.4%
Dominican Republic International Bond
11.25%, 09/15/35 (Call 06/15/35)(b)	DOP	347,900	6,079,999
11.25%, 09/15/35 (Call 06/15/35)(c)	DOP	235,000	4,106,927
13.63%, 02/03/33 (Call 11/03/32)(c)	DOP	526,750	10,649,491

			20,836,417

Egypt — 2.9%
Egypt Government Bond
13.54%, 01/14/25	EGP	21,307	429,561
14.06%, 01/12/26	EGP	147,209	2,788,777
14.29%, 01/05/28	EGP	48,756	829,945
14.35%, 09/10/24	EGP	26,886	552,615
14.37%, 10/20/25	EGP	108,405	2,099,444
14.40%, 09/10/29	EGP	22,306	350,382
14.48%, 04/06/26	EGP	100,236	1,883,095
14.53%, 09/14/24	EGP	80,754	1,662,133
14.56%, 07/06/26	EGP	47,947	890,373
14.56%, 10/13/27	EGP	76,013	1,320,395
14.66%, 10/06/30	EGP	29,769	457,918
16.10%, 05/07/29	EGP	25,844	440,679

			13,705,317

Hungary — 4.5%
Hungary Government Bond
1.00%, 11/26/25	HUF	701,820	1,699,443
1.50%, 04/22/26	HUF	544,340	1,299,428
1.50%, 08/26/26	HUF	386,310	902,963
2.00%, 05/23/29	HUF	504,710	1,071,086
2.25%, 04/20/33	HUF	693,510	1,282,049
2.25%, 06/22/34	HUF	219,350	387,249
2.50%, 10/24/24	HUF	582,640	1,524,119
2.75%, 12/22/26	HUF	461,850	1,100,208
3.00%, 06/26/24	HUF	370,420	988,266
3.00%, 10/27/27	HUF	554,520	1,302,027
3.00%, 08/21/30	HUF	626,090	1,346,331
3.00%, 10/27/38	HUF	450,030	750,848
3.00%, 04/25/41	HUF	314,930	496,025
3.25%, 10/22/31	HUF	705,730	1,489,103
4.50%, 03/23/28	HUF	311,760	768,004
4.75%, 11/24/32	HUF	552,590	1,258,449
5.50%, 06/24/25	HUF	627,070	1,668,997
6.75%, 10/22/28	HUF	733,350	1,966,748

			21,301,343

Indonesia — 6.1%
Indonesia Treasury Bond
5.13%, 04/15/27	IDR	15,259,000	905,358
5.50%, 04/15/26	IDR	16,341,000	992,702
6.13%, 05/15/28	IDR	15,475,000	937,657
6.25%, 06/15/36	IDR	7,546,000	439,411
6.38%, 08/15/28	IDR	13,732,000	841,123
6.38%, 04/15/32	IDR	26,597,000	1,597,327

Security	Par (000)		Value

Indonesia (continued)
6.38%, 07/15/37	IDR	2,511,000	$147,009
6.50%, 06/15/25	IDR	21,030,000	1,311,975
6.50%, 02/15/31	IDR	26,553,000	1,613,072
6.63%, 05/15/33	IDR	12,050,000	730,131
7.00%, 05/15/27	IDR	15,446,000	969,933
7.00%, 09/15/30	IDR	24,198,000	1,517,231
7.00%, 02/15/33	IDR	22,646,000	1,418,494
7.13%, 06/15/38	IDR	9,768,000	611,845
7.13%, 06/15/42	IDR	17,037,000	1,060,460
7.13%, 06/15/43	IDR	5,585,000	348,953
7.50%, 08/15/32	IDR	8,559,000	546,532
7.50%, 06/15/35	IDR	14,948,000	959,834
7.50%, 05/15/38	IDR	9,483,000	610,410
7.50%, 04/15/40	IDR	19,064,000	1,224,128
8.25%, 05/15/29	IDR	14,522,000	961,734
8.25%, 06/15/32	IDR	6,046,000	405,350
8.25%, 05/15/36	IDR	13,435,000	913,428
8.38%, 09/15/26	IDR	16,750,000	1,089,778
8.38%, 03/15/34	IDR	20,968,000	1,427,566
8.38%, 04/15/39	IDR	10,195,000	705,980
8.75%, 05/15/31	IDR	8,461,000	579,247
9.00%, 03/15/29	IDR	12,524,000	854,250
9.50%, 07/15/31	IDR	4,603,000	328,165
10.50%, 08/15/30	IDR	4,112,000	305,455
11.00%, 09/15/25	IDR	3,897,000	261,640
Perusahaan Penerbit SBSN Indonesia
4.88%, 07/15/26	IDR	4,867,000	291,538
6.38%, 03/15/34	IDR	9,639,000	572,939
6.50%, 06/15/39	IDR	2,829,000	169,353
6.63%, 10/15/24	IDR	6,528,000	409,810
6.88%, 03/15/36	IDR	3,722,000	229,091
8.88%, 11/15/31	IDR	5,023,000	354,951

			28,643,860

Malaysia — 4.9%
Malaysia Government Bond
2.63%, 04/15/31	MYR	3,143	598,110
3.48%, 06/14/24	MYR	2,682	563,048
3.50%, 05/31/27	MYR	2,414	502,003
3.58%, 07/15/32	MYR	2,754	555,679
3.73%, 06/15/28	MYR	3,408	710,297
3.76%, 05/22/40	MYR	3,655	707,587
3.83%, 07/05/34	MYR	2,773	564,407
3.88%, 03/14/25	MYR	1,682	355,019
3.89%, 08/15/29	MYR	2,753	574,377
3.90%, 11/30/26	MYR	3,239	684,327
3.90%, 11/16/27	MYR	2,845	598,450
3.91%, 07/15/26	MYR	2,683	567,076
3.96%, 09/15/25	MYR	4,145	876,144
4.06%, 09/30/24	MYR	1,634	344,634
4.07%, 06/15/50	MYR	4,102	795,088
4.18%, 07/15/24	MYR	1,823	384,929
4.25%, 05/31/35	MYR	2,642	557,562
4.50%, 04/30/29	MYR	1,473	317,122
4.64%, 11/07/33	MYR	1,582	346,562
4.70%, 10/15/42	MYR	4,096	890,133
4.76%, 04/07/37	MYR	3,006	663,080
4.89%, 06/08/38	MYR	3,789	851,012
4.92%, 07/06/48	MYR	2,595	576,357
Malaysia Government Bonds
3.52%, 04/20/28	MYR	561	115,990
4.46%, 03/31/53	MYR	1,442	299,547

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) October 31, 2023	iShares® J.P. Morgan EM Local Currency Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Malaysia (continued)
Malaysia Government Investment Issue
3.42%, 09/30/27	MYR	3,256	$673,622
3.45%, 07/15/36	MYR	3,020	585,827
3.47%, 10/15/30	MYR	3,398	686,133
3.60%, 07/31/28	MYR	1,461	302,770
3.66%, 10/15/24	MYR	2,377	499,482
3.73%, 03/31/26	MYR	2,800	587,780
3.99%, 10/15/25	MYR	3,713	786,171
4.07%, 09/30/26	MYR	1,977	419,404
4.13%, 08/15/25	MYR	1,483	314,743
4.13%, 07/09/29	MYR	3,004	633,970
4.19%, 10/07/32	MYR	2,892	609,035
4.25%, 09/30/30	MYR	2,414	512,217
4.26%, 07/26/27	MYR	1,715	365,893
4.29%, 08/14/43	MYR	2,080	428,211
4.37%, 10/31/28	MYR	3,718	797,234
4.66%, 03/31/38	MYR	1,919	421,528
Malaysia Investment Issue Bond, 4.42%, 09/30/41	MYR	2,206	461,818

			23,084,378

Mexico — 5.9%
Mexican Bonos
5.00%, 03/06/25	MXN	24,549	1,260,476
5.50%, 03/04/27	MXN	50,204	2,404,795
7.50%, 05/26/33	MXN	30,590	1,417,284
8.00%, 07/31/53	MXN	26,940	1,198,623
Series M, 5.75%, 03/05/26	MXN	64,248	3,196,065
Series M, 7.75%, 05/29/31	MXN	56,634	2,735,098
Series M, 7.75%, 11/23/34	MXN	13,167	613,788
Series M, 7.75%, 11/13/42	MXN	41,249	1,825,773
Series M, 8.00%, 09/05/24	MXN	40,044	2,156,704
Series M, 8.00%, 11/07/47	MXN	34,320	1,542,019
Series M 20, 7.50%, 06/03/27	MXN	49,920	2,533,463
Series M 20, 8.50%, 05/31/29	MXN	42,716	2,201,686
Series M 20, 10.00%, 12/05/24	MXN	32,637	1,785,545
Series M 30, 8.50%, 11/18/38	MXN	31,188	1,508,051
Series M 30, 10.00%, 11/20/36	MXN	11,723	642,955
Mexico Bonos
7.00%, 09/03/26	MXN	7,000	353,845
8.00%, 05/24/35	MXN	4,820	227,622

			27,603,792

Peru — 4.4%
Peru Government Bond
5.35%, 08/12/40	PEN	5,602	1,132,304
5.40%, 08/12/34	PEN	9,053	1,970,547
5.70%, 08/12/24	PEN	2,644	685,069
5.94%, 02/12/29	PEN	11,297	2,816,136
6.15%, 08/12/32	PEN	12,379	2,943,406
6.35%, 08/12/28	PEN	7,188	1,843,051
6.90%, 08/12/37	PEN	11,687	2,824,426
6.95%, 08/12/31	PEN	11,224	2,845,484
7.30%, 08/12/33(b)(c)	PEN	9,721	2,479,212
8.20%, 08/12/26	PEN	4,437	1,205,075

			20,744,710

Poland — 4.5%
Republic of Poland Government Bond
0.25%, 10/25/26	PLN	6,775	1,397,271
0.75%, 04/25/25	PLN	5,713	1,273,487
1.25%, 10/25/30	PLN	7,894	1,433,385
1.75%, 04/25/32	PLN	8,008	1,416,403
2.25%, 10/25/24	PLN	6,676	1,542,610

Security	Par (000)		Value

Poland (continued)
2.50%, 07/25/26	PLN	9,224	$2,047,038
2.50%, 07/25/27	PLN	6,013	1,302,245
2.75%, 04/25/28	PLN	7,536	1,616,911
2.75%, 10/25/29	PLN	9,182	1,898,441
3.25%, 07/25/25	PLN	7,562	1,738,414
3.75%, 05/25/27	PLN	7,271	1,648,177
7.50%, 07/25/28	PLN	9,573	2,475,541
Republic of Poland Government Bonds
0.00%, 10/25/25(a)	PLN	2,225	478,179
6.00%, 10/25/33	PLN	4,872	1,185,922

			21,454,024

Romania — 4.4%
Romania Government Bond
2.50%, 10/25/27	RON	5,170	948,982
3.25%, 06/24/26	RON	4,675	923,517
3.50%, 11/25/25	RON	3,540	715,576
3.65%, 07/28/25	RON	5,070	1,036,931
3.65%, 09/24/31	RON	5,070	868,017
3.70%, 11/25/24	RON	4,770	992,082
4.15%, 01/26/28	RON	5,710	1,103,998
4.15%, 10/24/30	RON	4,915	893,809
4.25%, 04/28/36	RON	4,630	755,204
4.50%, 06/17/24	RON	3,880	818,656
4.75%, 02/24/25	RON	5,765	1,207,249
4.75%, 10/11/34	RON	5,440	954,102
4.85%, 04/22/26	RON	5,290	1,090,344
4.85%, 07/25/29	RON	4,810	931,038
5.00%, 02/12/29	RON	5,400	1,059,022
5.80%, 07/26/27	RON	6,060	1,258,787
6.70%, 02/25/32	RON	5,955	1,238,885
7.35%, 04/28/31	RON	2,690	583,465
8.00%, 04/29/30	RON	1,885	422,330
8.25%, 09/29/32	RON	5,320	1,222,429
Romania Government Bonds
7.90%, 02/24/38	RON	3,395	770,837
8.00%, 04/29/30	RON	1,005	225,168
8.75%, 10/30/28	RON	3,510	806,965

			20,827,393

Serbia — 4.4%
Serbia Treasury Bonds
4.50%, 01/11/26	RSD	717,230	6,334,638
4.50%, 08/20/32	RSD	952,690	7,461,776
5.88%, 02/08/28	RSD	756,920	6,909,645

			20,706,059

South Africa — 4.5%
Republic of South Africa Government Bond
6.25%, 03/31/36	ZAR	19,815	656,887
6.50%, 02/28/41	ZAR	16,942	520,441
7.00%, 02/28/31	ZAR	29,067	1,232,974
8.00%, 01/31/30	ZAR	60,912	2,875,272
8.25%, 03/31/32	ZAR	57,010	2,514,539
8.50%, 01/31/37	ZAR	45,636	1,808,739
8.75%, 01/31/44	ZAR	38,790	1,466,308
8.75%, 02/28/48	ZAR	67,731	2,541,087
8.88%, 02/28/35	ZAR	52,493	2,240,723
9.00%, 01/31/40	ZAR	38,839	1,545,617
10.50%, 12/21/26	ZAR	65,003	3,592,914
11.63%, 03/31/53	ZAR	4,036	196,958

			21,192,459

52	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® J.P. Morgan EM Local Currency Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Thailand — 4.5%
Thailand Government Bond
0.75%, 06/17/24	THB	25,628	$702,175
0.75%, 09/17/24	THB	41,822	1,140,693
0.95%, 06/17/25	THB	38,887	1,050,655
1.00%, 06/17/27	THB	46,205	1,202,596
1.45%, 12/17/24	THB	36,365	994,231
1.59%, 12/17/35	THB	31,118	705,872
1.60%, 12/17/29	THB	34,642	886,423
1.60%, 06/17/35	THB	19,585	449,427
2.00%, 12/17/31	THB	47,308	1,199,044
2.00%, 06/17/42	THB	28,702	615,748
2.13%, 12/17/26	THB	37,421	1,019,011
2.35%, 06/17/26	THB	29,374	807,827
2.65%, 06/17/28	THB	41,698	1,142,033
2.88%, 12/17/28	THB	31,240	865,072
2.88%, 06/17/46	THB	32,950	778,992
3.30%, 06/17/38	THB	39,366	1,051,779
3.35%, 06/17/33	THB	31,592	885,473
3.39%, 06/17/37	THB	20,961	573,011
3.40%, 06/17/36	THB	32,492	888,758
3.45%, 06/17/43	THB	23,430	625,806
3.65%, 06/20/31	THB	31,281	897,339
3.78%, 06/25/32	THB	31,983	922,353
3.85%, 12/12/25	THB	29,920	849,389
4.88%, 06/22/29	THB	38,054	1,160,259

			21,413,966

Turkey — 4.3%
Turkey Government Bond
8.00%, 03/12/25	TRY	32,538	860,567
9.00%, 07/24/24	TRY	44,935	1,378,873
10.50%, 08/11/27	TRY	143,508	3,032,912
10.60%, 02/11/26	TRY	58,047	1,404,074
11.00%, 02/24/27	TRY	36,838	792,182
11.70%, 11/13/30	TRY	93,010	1,877,006
12.40%, 03/08/28	TRY	184,522	4,000,689
12.60%, 10/01/25	TRY	95,703	2,463,606
16.90%, 09/02/26	TRY	116,311	3,076,245

Security	Par (000)		Value

Turkey (continued)
Turkiye Government Bond, 17.80%, 07/13/33	TRY	52,590	$1,304,571

			20,190,725

Uruguay — 4.4%
Uruguay Government International Bond
8.25%, 05/21/31	UYU	511,151	11,658,848
8.50%, 03/15/28(c)	UYU	190,526	4,531,637
Uruguay Government International Bonds, 9.75%, 07/20/33 (Call 04/20/33)	UYU	178,469	4,422,377

			20,612,862

Total Long-Term Investments — 97.1% (Cost: $521,344,915)			457,887,885

		Shares

Short-Term Securities

Money Market Funds — 4.6%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(d)(e)		21,570,000	21,570,000

Total Short-Term Securities — 4.6% (Cost: $21,570,000)			21,570,000

Total Investments — 101.7% (Cost: $542,914,915)			479,457,885

Liabilities in Excess of Other Assets — (1.7)%			(8,157,738)

Net Assets — 100.0%			$471,300,147

(a)	Zero-coupon bond.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$440,000	$21,130,000	(a)	$—	$—	$—	$21,570,000	21,570,000	$90,739	$5

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) October 31, 2023	iShares® J.P. Morgan EM Local Currency Bond ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Foreign Government Obligations	$—	$457,887,885	$—	$457,887,885
Short-Term Securities
Money Market Funds	21,570,000	—	—	21,570,000

	$21,570,000	$457,887,885	$—	$479,457,885

See notes to financial statements.

54	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Corporate Bonds & Notes

Australia — 0.5%
FMG Resources August 2006 Pty Ltd.
4.38%, 04/01/31 (Call 01/01/31)(a)	USD	150	$120,993
4.50%, 09/15/27 (Call 06/15/27)(a)	USD	55	49,406
FMG Resources August Pty. Ltd.
5.88%, 04/15/30 (Call 01/15/30)(a)	USD	55	49,225
6.13%, 04/15/32 (Call 01/15/32)(a)(b)	USD	75	66,188
Mineral Resources Ltd.
8.00%, 11/01/27 (Call 11/01/24)(a)	USD	70	67,640
8.13%, 05/01/27 (Call 12/01/23)(a)	USD	50	48,643
8.50%, 05/01/30 (Call 05/01/25)(a)	USD	70	67,320
9.25%, 10/01/28 (Call 10/01/25)(a)	USD	100	100,000

			569,415

Austria — 0.2%
ams-OSRAM AG, 6.00%, 07/31/25
(Call 11/30/23)(c)	EUR	100	103,654
Benteler International AG, 9.38%, 05/15/28
(Call 05/15/25)(c)	EUR	100	106,415

			210,069

Belgium — 0.3%
Ontex Group NV, 3.50%, 07/15/26
(Call 11/10/23)(c)	EUR	100	96,481
Telenet Finance Luxembourg Notes Sarl
3.50%, 03/01/28 (Call 11/10/23)(c)	EUR	100	95,945
5.50%, 03/01/28 (Call 11/13/23)(a)	USD	200	175,719

			368,145

Canada — 3.3%
1011778 BC ULC/New Red Finance Inc.
3.50%, 02/15/29 (Call 02/15/24)(a)	USD	70	59,906
3.88%, 01/15/28 (Call 12/01/23)(a)	USD	145	129,471
4.00%, 10/15/30 (Call 10/15/25)(a)	USD	275	225,339
4.38%, 01/15/28 (Call 12/01/23)(a)(b)	USD	70	62,825
5.75%, 04/15/25 (Call 12/01/23)(a)	USD	65	64,418
Air Canada
3.88%, 08/15/26 (Call 02/15/26)(a)	USD	100	91,000
4.63%, 08/15/29 (Call 02/15/26)(a)	CAD	238	149,528
AutoCanada Inc., 5.75%, 02/07/29
(Call 02/07/25)(a)	CAD	75	46,162
Baytex Energy Corp.
8.50%, 04/30/30 (Call 04/30/26)(a)	USD	75	74,250
8.75%, 04/01/27 (Call 12/01/23)(a)	USD	50	50,375
Bombardier Inc.
6.00%, 02/15/28 (Call 02/15/24)(a)	USD	65	57,653
7.13%, 06/15/26 (Call 12/01/23)(a)	USD	125	120,222
7.50%, 02/01/29 (Call 02/01/26)(a)(b)	USD	60	55,575
7.88%, 04/15/27 (Call 12/01/23)(a)	USD	175	168,206
Brookfield Residential Properties Inc./Brookfield Residential U.S. LLC
4.88%, 02/15/30 (Call 02/15/25)(a)	USD	50	38,138
6.25%, 09/15/27 (Call 12/01/23)(a)	USD	57	49,815
Emera Inc., Series 16-A, 6.75%, 06/15/76
(Call 06/15/26), (3-mo. LIBOR US + 5.440%)(d)	USD	110	103,259
Garda World Security Corp.
4.63%, 02/15/27 (Call 12/01/23)(a)	USD	60	53,452
6.00%, 06/01/29 (Call 06/01/24)(a)	USD	50	38,379
7.75%, 02/15/28 (Call 02/15/25)(a)	USD	30	28,725
9.50%, 11/01/27 (Call 12/01/23)(a)	USD	75	67,705
GFL Environmental Inc.
3.50%, 09/01/28 (Call 03/01/28)(a)	USD	60	51,332
3.75%, 08/01/25 (Call 12/01/23)(a)	USD	80	75,726

Security		Par (000)	Value

Canada (continued)
4.00%, 08/01/28 (Call 11/14/23)(a)(b)	USD	70	$60,248
4.25%, 06/01/25 (Call 12/01/23)(a)	USD	50	48,044
4.38%, 08/15/29 (Call 08/15/24)(a)	USD	65	55,491
4.75%, 06/15/29 (Call 06/15/24)(a)(b)	USD	70	61,244
5.13%, 12/15/26 (Call 12/01/23)(a)	USD	54	51,192
Jones Deslauriers Insurance Management Inc.,
8.50%, 03/15/30 (Call 03/15/26)(a)	USD	75	73,889
Kronos Acquisition Holdings Inc./KIK Custom Products Inc.
5.00%, 12/31/26 (Call 12/01/23)(a)	USD	45	40,725
7.00%, 12/31/27 (Call 12/31/23)(a)	USD	70	59,675
Mattamy Group Corp.
4.63%, 03/01/30 (Call 03/01/25)(a)	USD	45	36,760
5.25%, 12/15/27 (Call 12/01/23)(a)	USD	60	53,873
MEG Energy Corp.
5.88%, 02/01/29 (Call 02/01/24)(a)	USD	50	46,685
7.13%, 02/01/27 (Call 12/01/23)(a)	USD	60	60,525
Methanex Corp.
5.13%, 10/15/27 (Call 04/15/27)	USD	85	77,410
5.25%, 12/15/29 (Call 09/15/29)	USD	65	57,436
NOVA Chemicals Corp.
4.25%, 05/15/29 (Call 05/15/24)(a)	USD	57	42,174
5.00%, 05/01/25 (Call 01/31/25)(a)	USD	54	50,916
5.25%, 06/01/27 (Call 03/03/27)(a)	USD	100	84,716
NuVista Energy Ltd., 7.88%, 07/23/26
(Call 11/10/23)(a)	CAD	50	36,108
Open Text Corp.
3.88%, 02/15/28 (Call 12/01/23)(a)	USD	90	77,917
3.88%, 12/01/29 (Call 12/01/24)(a)	USD	80	65,568
Open Text Holdings Inc.
4.13%, 02/15/30 (Call 02/15/25)(a)	USD	100	82,817
4.13%, 12/01/31 (Call 12/01/26)(a)	USD	68	53,669
Parkland Corp.
3.88%, 06/16/26 (Call 11/10/23)(a)	CAD	75	49,962
4.50%, 10/01/29 (Call 10/01/24)(a)(b)	USD	70	60,207
4.63%, 05/01/30 (Call 05/01/25)(a)	USD	80	68,200
5.88%, 07/15/27 (Call 12/01/23)(a)	USD	40	38,300
Ritchie Bros Holdings Inc.
6.75%, 03/15/28 (Call 03/15/25)(a)	USD	60	58,925
7.75%, 03/15/31 (Call 03/15/26)(a)	USD	70	70,262
Rogers Communications Inc., 5.25%, 03/15/82
(Call 03/15/27), (5-year CMT + 3.590%)(a)(b)(d)	USD	75	66,000
SNC-Lavalin Group Inc., 7.00%, 06/12/26
(Call 06/01/26)	CAD	25	17,936
Superior Plus LP, 4.25%, 05/18/28
(Call 05/18/24)(a)	CAD	50	31,530
Tamarack Valley Energy Ltd., 7.25%, 05/10/27
(Call 05/10/24)(a)	CAD	75	51,474
Titan Acquisition Ltd./Titan Co-Borrower LLC,
7.75%, 04/15/26 (Call 12/01/23)(a)	USD	90	84,237
Videotron Ltd.
3.13%, 01/15/31 (Call 01/15/26)	CAD	125	69,120
3.63%, 06/15/28 (Call 06/15/24)(a)	CAD	150	93,118
3.63%, 06/15/29 (Call 06/15/24)(a)(b)	USD	50	42,063
4.50%, 01/15/30 (Call 10/15/24)	CAD	110	68,229
5.13%, 04/15/27 (Call 12/01/23)(a)	USD	60	55,894

			4,064,000

China — 0.1%
Swissport Investments SA, 6.75%, 12/15/21(c)(e)(f)	EUR	100	1

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) October 31, 2023	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

China (continued)
TI Automotive Finance PLC, 3.75%, 04/15/29
(Call 04/15/24)(c)	EUR	100	$87,776

			87,777

Cyprus — 0.1%
Bank of Cyprus PLC, 7.38%, 07/25/28,
(3-mo. EURIBOR + 4.095%)(c)(d)	EUR	100	105,812

Czech Republic — 0.1%
Allwyn Entertainment Financing U.K. PLC, 7.25%,
04/30/30 (Call 04/30/26)(c)	EUR	100	105,102

Finland — 0.1%
Citycon Treasury BV, 1.63%, 03/12/28 (Call 12/12/27)(c)	EUR	100	81,514
Huhtamaki Oyj, 4.25%, 06/09/27 (Call 03/09/27)(c)	EUR	100	103,035

			184,549

France — 4.4%
Adevinta ASA, 2.63%, 11/15/25 (Call 11/10/23)(c)	EUR	100	102,588
Altice France SA/France
2.50%, 01/15/25 (Call 11/10/23)(c)	EUR	100	98,355
3.38%, 01/15/28 (Call 11/10/23)(c)	EUR	100	76,022
4.13%, 01/15/29 (Call 11/30/23)(c)	EUR	100	75,540
5.13%, 01/15/29 (Call 12/01/23)(a)	USD	25	17,152
5.13%, 07/15/29 (Call 04/15/24)(a)	USD	250	171,180
5.50%, 01/15/28 (Call 12/01/23)(a)	USD	100	74,250
5.50%, 10/15/29 (Call 10/15/24)(a)	USD	225	154,054
5.88%, 02/01/27 (Call 11/10/23)(c)	EUR	100	87,466
8.13%, 02/01/27 (Call 11/13/23)(a)	USD	175	147,186
Atos SE
1.00%, 11/12/29 (Call 08/12/29)(c)	EUR	100	47,575
2.50%, 11/07/28 (Call 08/07/28)(c)	EUR	100	52,472
Banijay Entertainment SASU, 7.00%, 05/01/29
(Call 11/01/25)(c)	EUR	100	104,303
CAB SELAS, 3.38%, 02/01/28 (Call 02/01/24)(c)	EUR	200	175,951
Chrome Bidco SASU, 3.50%, 05/31/28
(Call 05/31/24)(c)	EUR	100	85,407
Electricite de France SA, 9.13%, (Call 03/15/33)
(5-year CMT + 5.411%)(a)(d)(g)	USD	150	153,498
Elior Group SA, 3.75%, 07/15/26 (Call 11/30/23)(c)	EUR	100	81,680
Elis SA
1.63%, 04/03/28 (Call 01/03/28)(c)	EUR	100	93,168
2.88%, 02/15/26 (Call 11/15/25)(c)	EUR	100	101,482
Emeria SASU, 3.38%, 03/31/28 (Call 03/31/24)(c)	EUR	100	83,811
Eramet SA, 7.00%, 05/22/28 (Call 02/22/28)(c)	EUR	100	99,907
Faurecia SE
2.38%, 06/15/27 (Call 11/10/23)(c)	EUR	100	93,984
2.63%, 06/15/25 (Call 11/30/23)(c)	EUR	235	239,450
2.75%, 02/15/27 (Call 02/15/24)(c)	EUR	100	95,847
3.13%, 06/15/26 (Call 11/30/23)(c)	EUR	100	99,269
3.75%, 06/15/28 (Call 11/30/23)(c)	EUR	100	95,885
Getlink SE, 3.50%, 10/30/25 (Call 11/30/23)(c)	EUR	100	102,951
Iliad Holding SASU
5.13%, 10/15/26 (Call 11/10/23)(c)	EUR	100	102,308
5.63%, 10/15/28 (Call 10/15/24)(c)	EUR	100	99,622
6.50%, 10/15/26 (Call 11/13/23)(a)	USD	125	116,719
7.00%, 10/15/28 (Call 10/15/24)(a)	USD	75	67,880
iliad SA
1.88%, 04/25/25 (Call 01/25/25)(c)	EUR	100	100,990
1.88%, 02/11/28 (Call 11/11/27)(c)	EUR	100	90,042
2.38%, 06/17/26 (Call 03/17/26)(c)	EUR	100	98,387
IPD 3 BV, 8.00%, 06/15/28 (Call 06/15/25)(c)	EUR	100	106,282

Security		Par (000)	Value

France (continued)
Kapla Holding SAS, 3.38%, 12/15/26
(Call 11/10/23)(c)	EUR	100	$93,475
La Financiere Atalian SASU, 4.00%, 05/15/24
(Call 11/10/23)(c)	EUR	100	82,697
Loxam SAS, 6.38%, 05/15/28 (Call 05/15/25)(c)	EUR	100	102,690
Paprec Holding SA, 4.00%, 03/31/25
(Call 11/10/23)(c)	EUR	100	104,135
Picard Groupe SAS, 3.88%, 07/01/26
(Call 12/12/23)(c)	EUR	100	96,958
RCI Banque SA, 2.63%, 02/18/30
(Call 02/18/25)(c)(d)	EUR	100	99,001
Renault SA
1.13%, 10/04/27 (Call 07/04/27)(c)	EUR	100	91,265
1.25%, 06/24/25 (Call 03/24/25)(c)	EUR	100	99,252
2.38%, 05/25/26 (Call 02/25/26)(c)	EUR	200	196,863
2.50%, 06/02/27 (Call 03/02/27)(c)	EUR	100	95,791
Rexel SA, 2.13%, 12/15/28 (Call 12/15/24)(c)	EUR	100	92,251
SPCM SA, 2.63%, 02/01/29 (Call 11/10/23)(c)	EUR	100	92,199
SPIE SA, 2.63%, 06/18/26 (Call 12/18/25)(c)	EUR	100	100,677
Tereos Finance Groupe, 4.75%, 04/30/27
(Call 04/30/24)(c)	EUR	100	99,949
Valeo
1.50%, 06/18/25 (Call 03/18/25)(c)	EUR	100	100,265
5.38%, 05/28/27 (Call 02/28/27)(c)	EUR	200	209,703
Valeo SE, 5.88%, 04/12/29	EUR	100	106,301

			5,456,135

Germany — 3.3%
Bayer AG
3.13%, 11/12/79 (Call 08/12/27)(c)(d)	EUR	100	91,914
5.38%, 03/25/82 (Call 06/25/30)(c)(d)	EUR	100	96,538
6.63%, 09/25/83	EUR	100	104,677
7.00%, 09/25/83	EUR	100	104,882
Bertelsmann SE & Co. KGaA, 3.50%, 04/23/75
(Call 04/23/27)(c)(d)	EUR	100	97,019
Ceconomy AG, 1.75%, 06/24/26 (Call 03/24/26)(c)	EUR	100	80,580
Cheplapharm Arzneimittel GmbH
4.38%, 01/15/28 (Call 01/15/24)(c)	EUR	100	95,910
7.50%, 05/15/30 (Call 05/15/26)(c)	EUR	100	105,062
Commerzbank AG
4.00%, 03/23/26(c)	EUR	100	102,466
4.00%, 03/30/27(c)	EUR	70	71,673
4.00%, 12/05/30 (Call 09/05/25)(c)(d)	EUR	100	101,360
8.63%, 02/28/33 (Call 11/28/27)(c)(d)	GBP	100	121,384
CT Investment GmbH, 5.50%, 04/15/26
(Call 11/30/23)(c)	EUR	100	99,026
Deutsche Lufthansa AG
2.88%, 02/11/25 (Call 01/11/25)(c)	EUR	100	102,791
2.88%, 05/16/27 (Call 02/16/27)(c)	EUR	100	97,320
3.00%, 05/29/26 (Call 03/02/26)(c)	EUR	100	100,183
3.50%, 07/14/29 (Call 04/14/29)(c)	EUR	100	94,432
Douglas GmbH, 6.00%, 04/08/26 (Call 11/30/23)(c)	EUR	100	100,624
Evonik Industries AG, 1.38%, 09/02/81 (Call 09/02/26)(c)(d)	EUR	100	89,953
Gruenenthal GmbH, 6.75%, 05/15/30
(Call 05/15/26)(c)	EUR	100	106,622
HT Troplast GmbH, 9.38%, 07/15/28(c)	EUR	100	102,473
Mahle GmbH, 2.38%, 05/14/28 (Call 02/14/28)(c)	EUR	100	80,244
Mercer International Inc., 5.13%, 02/01/29
(Call 02/01/24)(b)	USD	85	66,671
Nidda Healthcare Holding GmbH, 7.50%, 08/21/26
(Call 04/30/24)(c)	EUR	100	105,737

56	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Germany (continued)
PCF GmbH, 4.75%, 04/15/26 (Call 11/10/23)(c)	EUR	100	$74,956
ProGroup AG, 3.00%, 03/31/26 (Call 11/30/23)(c)	EUR	100	98,318
Schaeffler AG
2.88%, 03/26/27 (Call 12/26/26)(c)	EUR	75	74,098
3.38%, 10/12/28 (Call 07/12/28)(c)	EUR	100	95,603
Techem Verwaltungsgesellschaft 675 mbH, 2.00%, 07/15/25 (Call 11/30/23)(c)	EUR	100	101,422
Tele Columbus AG, 3.88%, 05/02/25
(Call 11/10/23)(c)	EUR	100	57,605
thyssenkrupp AG, 2.50%, 02/25/25(c)	EUR	50	51,484
TK Elevator Holdco GmbH
6.63%, 07/15/28 (Call 11/30/23)(c)	EUR	90	81,585
7.63%, 07/15/28 (Call 12/01/23)(a)	USD	50	45,309
TK Elevator Midco GmbH, 4.38%, 07/15/27
(Call 11/10/23)(c)	EUR	100	95,471
TK Elevator U.S. Newco Inc., 5.25%, 07/15/27
(Call 12/01/23)(a)	USD	150	136,687
TUI Cruises GmbH, 6.50%, 05/15/26
(Call 11/10/23)(c)	EUR	100	97,856
ZF Europe Finance BV
2.00%, 02/23/26 (Call 12/23/25)(c)	EUR	100	96,924
2.50%, 10/23/27 (Call 07/23/27)(c)	EUR	100	92,714
3.00%, 10/23/29 (Call 07/23/29)(c)	EUR	100	88,491
ZF Finance GmbH
2.00%, 05/06/27 (Call 02/06/27)(c)	EUR	100	92,689
2.75%, 05/25/27 (Call 02/25/27)(c)	EUR	100	95,156
5.75%, 08/03/26 (Call 07/03/26)(c)	EUR	100	105,711
ZF North America Capital Inc.
4.75%, 04/29/25(a)	USD	75	72,267
6.88%, 04/14/28 (Call 03/14/28)(a)	USD	50	48,437
7.13%, 04/14/30 (Call 02/14/30)(a)	USD	75	72,758

			4,095,082

Greece — 0.8%
Alpha Bank SA
2.50%, 03/23/28 (Call 03/23/27)(c)(d)	EUR	100	92,055
7.50%, 06/16/27 (Call 06/16/26)(c)(d)	EUR	100	109,386
Alpha Services and Holdings SA, 5.50%, 06/11/31 (Call 03/11/26)(c)(d)	EUR	100	98,501
Eurobank Ergasias Services & Holdings SA,
10.00%, 12/06/32 (Call 12/06/27)(c)(d)	EUR	100	112,775
Eurobank SA, 7.00%, 01/26/29
(Call 01/26/28)(c)(d)	EUR	100	109,566
National Bank of Greece SA, 2.75%, 10/08/26
(Call 10/08/25)(c)(d)	EUR	100	100,485
Piraeus Bank SA, 8.25%, 01/28/27
(Call 01/28/26)(c)(d)	EUR	100	109,857
Piraeus Financial Holdings SA, 5.50%, 02/19/30 (Call 02/19/25)(c)(d)	EUR	100	98,310
Public Power Corp. SA, 4.38%, 03/30/26
(Call 11/30/23)(c)	EUR	100	102,535
Titan Global Finance PLC, 2.38%, 11/16/24
(Call 05/16/24)(c)	EUR	100	102,932

			1,036,402
Hong Kong — 0.3%
Melco Resorts Finance Ltd.
4.88%, 06/06/25 (Call 12/01/23)(a)	USD	70	65,897
5.25%, 04/26/26 (Call 12/01/23)(a)	USD	50	45,734
5.38%, 12/04/29 (Call 12/04/24)(a)	USD	125	99,559
5.63%, 07/17/27 (Call 12/01/23)(a)	USD	50	43,666

Security		Par (000)	Value

Hong Kong (continued)
5.75%, 07/21/28 (Call 12/01/23)(a)	USD	75	$63,386

			318,242

Ireland — 0.5%
AerCap Global Aviation Trust, 6.50%, 06/15/45
(Call 06/15/25), (3-mo. SOFR + 4.562%)(a)(d)	USD	75	73,564
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., 5.25%, 08/15/27 (Call 12/01/23)(a)	USD	75	54,563
C&W Senior Financing DAC, 6.88%, 09/15/27
(Call 11/13/23)(a)	USD	135	115,060
eircom Finance DAC, 3.50%, 05/15/26
(Call 11/30/23)(c)	EUR	125	123,045
Energia Group Roi Financeco DAC, 6.88%,
07/31/28(c)	EUR	100	102,631
GGAM Finance Ltd.
7.75%, 05/15/26 (Call 11/15/25)(a)	USD	25	24,737
8.00%, 06/15/28 (Call 12/15/27)(a)	USD	75	73,950

			567,550

Israel — 1.3%
Energian Israel Finance Ltd.
4.88%, 03/30/26 (Call 12/30/25)(a)(c)	USD	60	52,833
5.38%, 03/30/28 (Call 09/30/27)(a)(c)	USD	56	45,817
5.88%, 03/30/31 (Call 09/30/30)(a)(c)	USD	70	56,040
8.50%, 09/30/33(a)	USD	65	56,779
Leviathan Bond Ltd.
6.13%, 06/30/25 (Call 03/30/25)(a)(c)	USD	55	51,076
6.50%, 06/30/27 (Call 12/30/26)(a)(c)	USD	55	48,428
6.75%, 06/30/30 (Call 12/30/29)(a)(c)	USD	60	50,952
Teva Pharmaceutical Finance Netherlands II BV
3.75%, 05/09/27 (Call 02/09/27)	EUR	100	95,885
4.38%, 05/09/30 (Call 02/09/30)	EUR	150	134,711
6.00%, 01/31/25 (Call 10/31/24)	EUR	100	105,221
7.38%, 09/15/29 (Call 06/15/29)	EUR	100	106,674
7.88%, 09/15/31 (Call 06/15/31)	EUR	100	108,153
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/01/26	USD	310	273,392
4.75%, 05/09/27 (Call 02/09/27)	USD	100	90,638
5.13%, 05/09/29 (Call 02/09/29)	USD	100	87,601
6.75%, 03/01/28 (Call 12/01/27)	USD	125	119,531
7.13%, 01/31/25 (Call 10/31/24)	USD	25	24,772
7.88%, 09/15/29 (Call 06/15/29)	USD	75	74,000
8.13%, 09/15/31 (Call 06/15/31)	USD	50	49,375

			1,631,878

Italy — 4.4%
Atlantia SpA
1.63%, 02/03/25(c)	EUR	100	101,054
1.88%, 07/13/27 (Call 04/13/27)(c)	EUR	100	93,323
1.88%, 02/12/28 (Call 11/12/27)(c)	EUR	100	90,476
Banca IFIS SpA, 6.13%, 01/19/27(c)	EUR	100	103,708
Banca Monte dei Paschi di Siena SpA
2.63%, 04/28/25(c)	EUR	100	99,350
6.75%, 03/02/26 (Call 03/02/25), (3-mo. EURIBOR + 3.206%)(c)(d)	EUR	100	104,447
10.50%, 07/23/29(c)	EUR	100	103,964
Banca Popolare di Sondrio SPA, 5.50%, 09/26/28	EUR	100	104,677
Banco BPM SpA
1.75%, 01/28/25(c)	EUR	100	101,783
3.25%, 01/14/31 (Call 01/14/26)(c)(d)	EUR	100	96,307
4.88%, 01/18/27(c)	EUR	100	104,269
5.00%, 09/14/30 (Call 09/14/25)(c)(d)	EUR	100	102,082
6.00%, 06/14/28, (3-mo. EURIBOR + 2.800%)	EUR	150	156,749

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) October 31, 2023	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Italy (continued)
BPER Banca
5.75%, 09/11/29,
(3-mo. EURIBOR + 2.600%)(c)(d)	EUR	150	$153,624
6.13%, 02/01/28 (Call 02/01/27),
(3-mo. EURIBOR + 3.600%)(c)(d)	EUR	150	158,887
Castor SpA, 6.00%, 02/15/29 (Call 03/15/25)(c)	EUR	100	87,775
Centurion Bidco SpA, 5.88%, 09/30/26
(Call 11/14/23)(c)	EUR	100	93,511
doValue SpA, 3.38%, 07/31/26 (Call 11/10/23)(c)	EUR	100	91,056
Guala Closures SpA, 3.25%, 06/15/28
(Call 06/15/24)(c)	EUR	100	91,034
Iccrea Banca SpA
2.25%, 10/20/25 (Call 10/20/24),
(3-mo. EURIBOR + 2.750%)(c)(d)	EUR	100	102,769
4.75%, 01/18/32 (Call 10/18/26)(c)(d)	EUR	100	92,723
6.88%, 01/20/28 (Call 01/20/27),
(3-mo. EURIBOR + 4.045%)(c)(d)	EUR	100	108,154
IMA Industria Macchine Automatiche SpA, 3.75%,
01/15/28 (Call 11/10/23)(c)	EUR	100	94,605
Infrastrutture Wireless Italiane SpA
1.63%, 10/21/28 (Call 07/21/28)(c)	EUR	100	92,594
1.75%, 04/19/31 (Call 01/19/31)(c)	EUR	100	88,098
1.88%, 07/08/26 (Call 04/08/26)(c)	EUR	100	98,663
Intesa Sanpaolo SpA
2.86%, 04/23/25(c)	EUR	100	102,259
2.93%, 10/14/30(c)	EUR	100	86,479
3.93%, 09/15/26(c)	EUR	100	102,334
4.20%, 06/01/32 (Call 06/01/31),
(1-year CMT + 2.600%)(a)(d)	USD	85	60,419
5.15%, 06/10/30(c)	GBP	100	100,206
5.71%, 01/15/26(a)	USD	150	142,118
Lottomatica SpA, 9.75%, 09/30/27
(Call 09/30/24)(c)	EUR	100	112,841
Nexi SpA
1.63%, 04/30/26 (Call 01/30/26)(c)	EUR	100	96,789
2.13%, 04/30/29 (Call 01/30/29)(c)	EUR	100	86,694
Rossini Sarl, 6.75%, 10/30/25 (Call 11/10/23)(c)	EUR	100	105,235
Saipem Finance International BV
2.63%, 01/07/25(c)	EUR	100	101,932
3.13%, 03/31/28 (Call 12/31/27)(c)	EUR	100	94,971
Telecom Italia SpA
6.88%, 02/15/28 (Call 11/15/27)(c)	EUR	100	105,042
7.88%, 07/31/28 (Call 05/01/28)(c)	EUR	100	107,992
7.88%, 07/31/28	EUR	100	107,992
Telecom Italia SpA/Milano
1.63%, 01/18/29 (Call 10/18/28)(c)	EUR	100	81,807
2.38%, 10/12/27 (Call 07/12/27)(c)	EUR	100	90,481
2.75%, 04/15/25 (Call 01/15/25)(c)	EUR	100	100,469
3.00%, 09/30/25(c)	EUR	100	99,466
3.63%, 05/25/26(c)	EUR	100	98,737
UniCredit SpA
2.73%, 01/15/32 (Call 01/15/27)(c)(d)	EUR	200	185,449
5.46%, 06/30/35 (Call 06/30/30),
(5-year CMT + 4.750%)(a)(d)	USD	135	110,794
5.86%, 06/19/32 (Call 06/19/27),
(5-year USD ICE Swap + 3.703%)(a)(d)	USD	85	76,852
7.30%, 04/02/34 (Call 04/02/29),
(5-year USD ICE Swap + 4.914%)(a)(d)	USD	125	115,803

Security		Par (000)	Value

Italy (continued)
Webuild SpA
5.88%, 12/15/25 (Call 06/15/25)(c)	EUR	100	$104,417
7.00%, 09/27/28	EUR	100	102,887

			5,396,147

Japan — 0.5%
Rakuten Group Inc.
5.13%, (Call 04/22/26),
(5-year CMT + 4.578%)(a)(d)(g)	USD	70	51,100
6.25%, (Call 04/22/31),
(5-year CMT + 4.956%)(a)(d)(g)	USD	110	69,345
10.25%, 11/30/24 (Call 11/28/23)(a)	USD	100	101,250
SoftBank Group Corp.
2.88%, 01/06/27 (Call 10/06/26)(c)	EUR	100	92,384
3.13%, 09/19/25 (Call 06/21/25)(c)	EUR	150	148,940
4.00%, 09/19/29 (Call 06/21/29)(c)	EUR	125	109,053
5.00%, 04/15/28 (Call 01/16/28)(c)	EUR	100	95,943

			668,015

Jersey — 0.1%
Aston Martin Capital Holdings Ltd., 10.50%,
11/30/25 (Call 11/01/24)(a)	USD	100	98,875

Luxembourg — 1.5%
Albion Financing 1 Sarl/Aggreko Holdings Inc.,
6.13%, 10/15/26 (Call 12/01/23)(a)	USD	65	60,125
Albion Financing 2 Sarl, 8.75%, 04/15/27
(Call 12/01/23)(a)	USD	50	45,558
Altice Financing SA
4.25%, 08/15/29 (Call 08/15/24)(c)	EUR	100	83,041
5.00%, 01/15/28 (Call 12/01/23)(a)	USD	75	60,567
5.75%, 08/15/29 (Call 08/15/24)(a)	USD	200	154,500
Altice Finco SA, 4.75%, 01/15/28 (Call 11/30/23)(c)	EUR	100	78,489
Altice France Holding SA
4.00%, 02/15/28 (Call 11/30/23)(c)	EUR	100	46,429
6.00%, 02/15/28 (Call 12/01/23)(a)(b)	USD	100	43,000
8.00%, 05/15/27 (Call 11/10/23)(c)	EUR	100	56,625
10.50%, 05/15/27 (Call 11/13/23)(a)	USD	150	81,375
Cidron Aida Finco Sarl, 5.00%, 04/01/28
(Call 04/01/24)(c)	EUR	100	94,556
Garfunkelux Holdco 3 SA, 6.75%, 11/01/25
(Call 11/30/23)(c)	EUR	100	79,444
Herens Midco Sarl, 5.25%, 05/15/29
(Call 05/15/24)(c)	EUR	100	59,261
INEOS Finance PLC, 6.63%, 05/15/28
(Call 02/15/25)(c)	EUR	100	103,774
Intelsat Jackson Holdings SA, 6.50%, 03/15/30
(Call 03/15/25)(a)(b)	USD	290	255,200
Kleopatra Holdings 2 SCA, 6.50%, 09/01/26
(Call 11/30/23)(c)	EUR	100	60,530
Loarre Investments Sarl, 6.50%, 05/15/29
(Call 05/15/25)(c)	EUR	100	98,761
Matterhorn Telecom SA, 4.00%, 11/15/27
(Call 11/30/23)(c)	EUR	100	98,961
Mytilineos Financial Partners SA, 2.50%, 12/01/24
(Call 06/01/24)(c)	EUR	100	102,712
Summer BC Holdco B Sarl, 5.75%, 10/31/26
(Call 11/30/23)(c)	EUR	200	190,764

			1,853,672

Macau — 0.6%
MGM China Holdings Ltd.
4.75%, 02/01/27 (Call 02/01/24)(a)	USD	75	65,856

58	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Macau (continued)
5.25%, 06/18/25 (Call 11/14/23)(a)	USD	35	$33,312
5.88%, 05/15/26 (Call 11/14/23)(a)	USD	75	70,191
Studio City Finance Ltd.
5.00%, 01/15/29 (Call 01/15/24)(a)	USD	95	68,685
6.00%, 07/15/25 (Call 12/01/23)(a)	USD	50	47,108
6.50%, 01/15/28 (Call 12/01/23)(a)	USD	60	49,538
Wynn Macau Ltd.
5.13%, 12/15/29 (Call 12/15/24)(a)	USD	100	78,455
5.50%, 01/15/26 (Call 12/01/23)(a)	USD	125	115,771
5.50%, 10/01/27 (Call 12/01/23)(a)(b)	USD	75	65,343
5.63%, 08/26/28 (Call 11/14/23)(a)	USD	150	125,573

			719,832

Netherlands — 1.5%
GTCR W-2 Merger Sub LLC / GTCR W Dutch
Finance Sub BV, 8.50%, 01/15/31
(Call 01/15/27)(c)	GBP	100	121,927
Maxeda DIY Holding BV, 5.88%, 10/01/26
(Call 11/10/23)(c)	EUR	100	75,718
Nobel Bidco BV, 3.13%, 06/15/28
(Call 06/15/24)(c)	EUR	100	81,132
Nobian Finance BV, 3.63%, 07/15/26
(Call 11/30/23)(c)	EUR	100	94,366
PPF Telecom Group BV, 3.25%, 09/29/27
(Call 06/29/27)(c)	EUR	175	170,966
Q-Park Holding I BV, 2.00%, 03/01/27
(Call 11/30/23)(c)	EUR	150	136,557
Sigma Holdco BV, 5.75%, 05/15/26
(Call 11/10/23)(c)	EUR	100	87,063
Trivium Packaging Finance BV
3.75%, 08/15/26 (Call 11/30/23)(c)	EUR	100	95,475
5.50%, 08/15/26 (Call 12/01/23)(a)	USD	75	68,032
8.50%, 08/15/27 (Call 11/13/23)(a)	USD	100	83,500
UPC Broadband Finco BV, 4.88%, 07/15/31
(Call 07/15/26)(a)	USD	75	59,548
UPCB Finance VII Ltd., 3.63%, 06/15/29
(Call 11/10/23)(c)	EUR	100	91,937
VZ Secured Financing BV, 5.00%, 01/15/32
(Call 01/15/27)(a)	USD	150	113,631
VZ Vendor Financing II BV, 2.88%, 01/15/29
(Call 12/18/23)(c)	EUR	100	80,350
WP/AP Telecom Holdings IV BV, 3.75%, 01/15/29 (Call 01/15/25)(c)	EUR	100	91,133
Ziggo Bond Co. BV
3.38%, 02/28/30 (Call 02/15/25)(c)	EUR	100	77,707
5.13%, 02/28/30 (Call 02/15/25)(a)	USD	50	36,249
6.00%, 01/15/27 (Call 12/01/23)(a)(b)	USD	75	68,619
Ziggo BV
2.88%, 01/15/30 (Call 10/15/24)(c)	EUR	100	84,084
4.88%, 01/15/30 (Call 10/15/24)(a)	USD	110	87,764

			1,805,758

Portugal — 0.4%
Banco Comercial Portugues SA, 3.87%, 03/27/30 (Call 03/27/25)(c)(d)	EUR	100	97,856
EDP - Energias de Portugal SA
1.50%, 03/14/82 (Call 12/14/26)(c)(d)	EUR	100	89,302
1.88%, 08/02/81 (Call 05/02/26)(c)(d)	EUR	100	93,780
5.94%, 04/23/83 (Call 01/23/28)(c)(d)	EUR	100	104,716
Novo Banco SA, 9.88%, 12/01/33
(Call 06/01/28)(c)(d)	EUR	100	109,027

			494,681

Security		Par (000)	Value

Slovenia — 0.1%
United Group BV
3.63%, 02/15/28 (Call 11/30/23)(c)	EUR	100	$86,816
4.63%, 08/15/28 (Call 08/15/24)(c)	EUR	100	88,407

			175,223

Spain — 2.4%
Abanca Corp. Bancaria SA, 4.63%, 04/07/30
(Call 04/07/25)(c)(d)	EUR	100	100,281
ACS Actividades de Construccion y Servicios SA, 1.38%, 06/17/25 (Call 03/17/25)(c)	EUR	100	100,022
Banco de Credito Social Cooperativo SA
7.50%, 09/14/29(c)(d)	EUR	100	103,516
8.00%, 09/22/26 (Call 09/22/25)(c)(d)	EUR	100	107,444
Banco de Sabadell SA
2.63%, 03/24/26 (Call 03/24/25)(c)(d)	EUR	100	102,138
5.25%, 02/07/29 (Call 02/07/28)(c)(d)	EUR	100	104,456
5.38%, 09/08/26 (Call 09/08/25)(c)(d)	EUR	100	105,936
5.50%, 09/08/29	EUR	100	105,228
6.00%, 08/16/33 (Call 05/16/28)(c)(d)	EUR	100	97,813
Cellnex Finance Co. SA
0.75%, 11/15/26 (Call 08/15/26)(c)	EUR	100	93,911
1.00%, 09/15/27 (Call 06/15/27)(c)	EUR	100	91,287
1.25%, 01/15/29 (Call 10/15/28)(c)	EUR	100	87,679
2.00%, 09/15/32 (Call 06/15/32)(c)	EUR	100	81,330
2.00%, 02/15/33 (Call 11/15/32)(c)	EUR	100	80,396
2.25%, 04/12/26 (Call 01/12/26)(c)	EUR	100	99,566
Cellnex Telecom SA
1.75%, 10/23/30 (Call 07/23/30)(c)	EUR	100	84,940
1.88%, 06/26/29 (Call 03/26/29)(c)	EUR	100	89,739
2.88%, 04/18/25 (Call 01/18/25)(c)	EUR	100	103,378
Cirsa Finance International Sarl, 7.88%, 07/31/28	EUR	100	104,996
eDreams ODIGEO SA, 5.50%, 07/15/27
(Call 01/15/24)(c)	EUR	100	96,968
Grifols Escrow Issuer SA, 3.88%, 10/15/28
(Call 10/15/24)(c)	EUR	125	109,827
Grifols SA
1.63%, 02/15/25 (Call 11/30/23)(c)	EUR	100	101,329
3.20%, 05/01/25 (Call 11/30/23)(c)	EUR	100	101,144
Grupo-Antolin Irausa SA, 3.38%, 04/30/26
(Call 11/10/23)(c)	EUR	100	85,248
Ibercaja Banco SA, 2.75%, 07/23/30
(Call 07/23/25)(c)(d)	EUR	100	95,593
Kaixo Bondco Telecom SA, 5.13%, 09/30/29
(Call 09/30/24)(c)	EUR	100	93,642
Lorca Telecom Bondco SA, 4.00%, 09/18/27
(Call 11/14/23)(c)	EUR	150	146,827
Unicaja Banco SA
6.50%, 09/11/28 (Call 09/11/27)(c)(d)	EUR	100	105,118
7.25%, 11/15/27 (Call 11/15/26)(c)(d)	EUR	100	107,813
Via Celere Desarrollos Inmobiliarios SA, 5.25%,
04/01/26 (Call 11/30/23)(c)	EUR	100	98,518

			2,986,083

Sweden — 1.1%
Dometic Group AB, 2.00%, 09/29/28
(Call 06/29/28)(c)	EUR	100	84,986
Fastighets AB Balder, 2.87%, 06/02/81
(Call 03/02/26)(c)(d)	EUR	100	72,226
Heimstaden AB, 4.25%, 03/09/26
(Call 12/09/25)(c)	EUR	100	44,041
Intrum AB
3.00%, 09/15/27 (Call 11/10/23)(c)	EUR	100	73,865

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) October 31, 2023	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Sweden (continued)
3.50%, 07/15/26 (Call 11/10/23)(c)	EUR	100	$83,656
4.88%, 08/15/25 (Call 11/10/23)(c)	EUR	100	94,757
Samhallsbyggnadsbolaget, 2.25%, 08/12/27
(Call 05/12/27)(c)	EUR	100	67,579
Samhallsbyggnadsbolaget i Norden AB, 2.38%, 09/04/26 (Call 06/04/26)(c)	EUR	100	75,921
SBB Treasury OYJ, 1.13%, 11/26/29
(Call 08/26/29)(c)	EUR	125	71,790
Stena International SA, 7.25%, 02/15/28
(Call 02/15/25)(c)	EUR	100	108,161
Verisure Holding AB
3.25%, 02/15/27 (Call 11/10/23)(c)	EUR	100	95,464
3.88%, 07/15/26 (Call 11/10/23)(c)	EUR	100	99,894
7.13%, 02/01/28 (Call 02/01/25)(c)	EUR	100	106,373
Verisure Midholding AB, 5.25%, 02/15/29
(Call 02/15/24)(c)	EUR	100	91,070
Volvo Car AB
2.00%, 01/24/25 (Call 10/24/24)(c)	EUR	100	101,795
2.50%, 10/07/27 (Call 07/07/27)(c)	EUR	100	95,541

			1,367,119

Switzerland — 0.3%
Dufry One BV, 2.00%, 02/15/27 (Call 11/30/23)(c)	EUR	100	93,037
SIG Combibloc Purchase Co. Sarl, 2.13%,
06/18/25 (Call 03/18/25)(c)	EUR	100	101,407
VistaJet Malta Finance PLC/Vista Management Holding Inc.
6.38%, 02/01/30 (Call 02/01/25)(a)(b)	USD	95	63,678
7.88%, 05/01/27 (Call 05/01/24)(a)(b)	USD	60	46,200
9.50%, 06/01/28 (Call 06/01/25)(a)(b)	USD	50	38,250

			342,572

United Kingdom — 5.5%
888 Acquisitions Ltd., 7.56%, 07/15/27
(Call 07/15/24)(c)	EUR	100	94,577
B&M European Value Retail SA, 3.63%, 07/15/25 (Call 11/10/23)(c)	GBP	100	116,792
BCP V Modular Services Finance II PLC, 4.75%, 11/30/28 (Call 11/30/24)(c)	EUR	150	130,889
Bellis Acquisition Co. PLC, 3.25%, 02/16/26
(Call 11/30/23)(c)	GBP	175	184,136
Bellis Finco PLC, 4.00%, 02/16/27
(Call 11/30/23)(c)	GBP	100	89,736
British Telecommunications PLC
1.87%, 08/18/80 (Call 05/18/25)(c)(d)	EUR	100	97,011
4.25%, 11/23/81 (Call 11/23/26),
(5-year CMT + 2.985%)(a)(d)	USD	50	43,673
4.88%, 11/23/81 (Call 08/23/31),
(5-year CMT + 3.493%)(a)(d)	USD	45	36,269
Canary Wharf Group Investment Holdings PLC, 2.63%, 04/23/25 (Call 03/23/25)(c)	GBP	100	106,952
Connect Finco Sarl/Connect U.S. Finco LLC,
6.75%, 10/01/26 (Call 11/13/23)(a)	USD	200	186,190
Constellation Automotive Financing PLC, 4.88%, 07/15/27 (Call 11/30/23)(c)	GBP	100	93,883
Deuce Finco PLC, 5.50%, 06/15/27
(Call 11/30/23)(c)	GBP	100	105,029
eG Global Finance PLC
6.25%, 10/30/25 (Call 11/30/23)(c)	EUR	92	95,771
6.75%, 02/07/25 (Call 11/13/23)(a)	USD	50	49,272
8.50%, 10/30/25 (Call 12/01/23)(a)	USD	50	49,159
Heathrow Finance PLC, 3.88%, 03/01/27(c)(h)	GBP	100	106,286

Security		Par (000)	Value

United Kingdom (continued)
Iceland Bondco PLC, 10.88%, 12/15/27
(Call 08/15/25)(c)	GBP	100	$121,954
INEOS Quattro Finance 1 PLC, 3.75%, 07/15/26
(Call 11/10/23)(c)	EUR	100	94,381
INEOS Quattro Finance 2 PLC, 2.50%, 01/15/26
(Call 11/10/23)(c)	EUR	100	98,397
International Consolidated Airlines Group SA
1.50%, 07/04/27 (Call 04/04/27)(c)	EUR	100	92,338
3.75%, 03/25/29 (Call 12/25/28)(c)	EUR	100	93,078
Jaguar Land Rover Automotive PLC
4.50%, 01/15/26 (Call 10/15/25)(c)	EUR	100	102,747
4.50%, 10/01/27 (Call 07/01/27)(a)	USD	50	43,424
5.88%, 01/15/28 (Call 01/15/24)(a)	USD	105	94,566
7.75%, 10/15/25 (Call 12/01/23)(a)	USD	85	84,919
Jerrold Finco PLC, 4.88%, 01/15/26
(Call 11/30/23)(c)	GBP	100	112,813
Kane Bidco Ltd., 6.50%, 02/15/27
(Call 02/15/24)(c)	GBP	100	109,289
Macquarie Airfinance Holdings Ltd., 8.13%,
03/30/29 (Call 09/30/25)(a)	USD	50	49,098
Market Bidco Finco PLC, 5.50%, 11/04/27
(Call 11/04/24)(c)	GBP	100	99,391
Motion Finco Sarl, 7.38%, 06/15/30
(Call 06/15/26)(c)	EUR	100	100,497
NGG Finance PLC
1.63%, 12/05/79 (Call 09/05/24)(c)(d)	EUR	100	100,817
2.13%, 09/05/82 (Call 06/05/27)(c)(d)	EUR	100	90,281
5.63%, 06/18/73 (Call 06/18/25)(c)(d)	GBP	100	116,134
Nomad Foods Bondco PLC, 2.50%, 06/24/28
(Call 06/24/24)(c)	EUR	100	91,405
Ocado Group PLC, 3.88%, 10/08/26
(Call 11/30/23)(c)	GBP	100	95,189
Odeon Finco PLC, 12.75%, 11/01/27
(Call 11/01/24)(a)	USD	25	24,794
PeopleCert Wisdom Issuer PLC, 5.75%, 09/15/26
(Call 11/30/23)(c)	EUR	100	101,512
Pinewood Finance Co. Ltd., 3.25%, 09/30/25
(Call 11/30/23)(c)	GBP	100	114,625
Pinnacle Bidco PLC, 10.00%, 10/11/28
(Call 10/11/25)(c)	GBP	100	116,788
Playtech PLC, 5.88%, 06/28/28(c)	EUR	100	101,851
Punch Finance PLC, 6.13%, 06/30/26
(Call 06/30/24)(c)	GBP	100	104,270
Rolls-Royce PLC
1.63%, 05/09/28 (Call 02/09/28)(c)	EUR	100	89,439
3.63%, 10/14/25 (Call 07/14/25)(a)	USD	110	103,858
4.63%, 02/16/26 (Call 11/16/25)(c)	EUR	100	104,240
5.75%, 10/15/27 (Call 07/15/27)(a)	USD	100	94,837
Sherwood Financing PLC, 4.50%, 11/15/26
(Call 11/30/23)(c)	EUR	100	91,042
Stonegate Pub Co. Financing 2019 PLC, 8.25%,
07/31/25 (Call 11/30/23)(c)	GBP	100	110,932
Synthomer PLC, 3.88%, 07/01/25
(Call 11/30/23)(c)	EUR	100	102,030
TalkTalk Telecom Group PLC, 3.88%, 02/20/25
(Call 11/10/23)(c)	GBP	100	91,371
Thames Water Utilities Finance PLC, 2.88%,
05/03/27(c)	GBP	100	90,586
Very Group Funding PLC (The), 6.50%, 08/01/26
(Call 11/10/23)(c)	GBP	100	99,384
Victoria PLC, 3.63%, 08/24/26 (Call 11/10/23)(c)	EUR	100	79,969

60	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United Kingdom (continued)
Virgin Media Finance PLC, 5.00%, 07/15/30
(Call 07/15/25)(a)	USD	75	$58,981
Virgin Media Secured Finance PLC 4.13%, 08/15/30 (Call 08/15/25)(c)	GBP	100	96,190
4.25%, 01/15/30 (Call 10/15/24)(c)	GBP	150	146,654
4.50%, 08/15/30 (Call 08/15/25)(a)	USD	75	61,745
5.25%, 05/15/29 (Call 05/15/24)(c)	GBP	100	105,923
5.50%, 05/15/29 (Call 05/15/24)(a)	USD	125	110,865
Virgin Media Vendor Financing Notes III DAC, 4.88%, 07/15/28 (Call 11/30/23)(c)	GBP	100	101,482
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28 (Call 12/01/23)(a)	USD	75	63,750
Vmed O2 UK Financing I PLC 3.25%, 01/31/31 (Call 01/31/26)(c)	EUR	150	130,535
4.25%, 01/31/31 (Call 01/31/26)(a)	USD	125	99,031
4.75%, 07/15/31 (Call 07/15/26)(a)	USD	125	100,625
Vodafone Group PLC 3.00%, 08/27/80 (Call 05/27/30)(c)(d)	EUR	100	85,271
3.25%, 06/04/81 (Call 06/04/26),
(5-year CMT + 2.447%)(d)	USD	40	35,197
4.13%, 06/04/81 (Call 03/04/31),
(5-year CMT + 2.767%)(d)	USD	95	71,981
6.50%, 08/30/84 (Call 05/30/29)(c)(d)	EUR	150	158,642
7.00%, 04/04/79 (Call 01/04/29),
(5-year USD Swap + 4.873%)(d)	USD	205	197,645
8.00%, 08/30/86 (Call 05/30/31)(c)(d)	GBP	100	120,904

			6,743,292

United States — 63.7%
Acrisure LLC/Acrisure Finance Inc. 4.25%, 02/15/29 (Call 02/15/24)(a)	USD	70	57,488
6.00%, 08/01/29 (Call 08/01/24)(a)	USD	60	48,196
7.00%, 11/15/25 (Call 12/01/23)(a)(b)	USD	85	82,475
10.13%, 08/01/26 (Call 12/01/23)(a)(b)	USD	35	35,195
AdaptHealth LLC 4.63%, 08/01/29 (Call 02/01/24)(a)	USD	35	26,163
5.13%, 03/01/30 (Call 03/01/25)(a)(b)	USD	60	45,450
Adient Global Holdings Ltd. 7.00%, 04/15/28 (Call 04/15/25)(a)	USD	50	49,143
8.25%, 04/15/31 (Call 04/15/26)(a)(b)	USD	55	53,501
ADT Security Corp. (The), 4.13%, 08/01/29
(Call 08/01/28)(a)(b)	USD	85	72,937
AG Issuer LLC, 6.25%, 03/01/28 (Call 12/01/23)(a) .	USD	50	46,184
AG TTMT Escrow Issuer LLC, 8.63%, 09/30/27
(Call 09/30/24)(a)	USD	40	40,026
Albertsons Companies Inc./Safeway Inc./New Albertsons LP/Albertsons LLC
3.25%, 03/15/26 (Call 12/01/23)(a)	USD	55	50,978
3.50%, 03/15/29 (Call 12/01/23)(a)	USD	135	115,025
4.63%, 01/15/27 (Call 12/01/23)(a)	USD	140	131,357
4.88%, 02/15/30 (Call 02/15/25)(a)	USD	85	75,987
5.88%, 02/15/28 (Call 12/01/23)(a)	USD	75	71,625
6.50%, 02/15/28 (Call 02/15/25)(a)	USD	75	73,642
7.50%, 03/15/26 (Call 12/01/23)(a)	USD	50	50,813
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
4.25%, 10/15/27 (Call 12/01/23)(a)	USD	75	66,000
5.88%, 11/01/29 (Call 11/01/24)(a)	USD	55	46,163
6.75%, 10/15/27 (Call 12/01/23)(a)	USD	130	118,484
6.75%, 04/15/28 (Call 04/15/25)(a)	USD	110	104,500

Security		Par (000)	Value

United States (continued)
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.00%, 06/01/29 (Call 06/01/24)(a)(b)	USD	100	$72,400
6.63%, 07/15/26 (Call 12/01/23)(a)	USD	170	158,695
9.75%, 07/15/27 (Call 12/01/23)(a)	USD	90	78,361
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl 3.63%, 06/01/28 (Call 06/01/24)(c)	EUR	100	84,891
4.63%, 06/01/28 (Call 06/01/24)(a)	USD	200	163,741
Allison Transmission Inc. 3.75%, 01/30/31 (Call 01/30/26)(a)	USD	110	87,168
4.75%, 10/01/27 (Call 11/13/23)(a)	USD	60	54,750
5.88%, 06/01/29 (Call 06/01/24)(a)(b)	USD	40	37,041
Ally Financial Inc. 5.75%, 11/20/25 (Call 10/21/25)(b)	USD	105	100,427
6.70%, 02/14/33 (Call 11/16/32)(b)	USD	35	29,470
AMC Entertainment Holdings Inc., 7.50%, 02/15/29 (Call 02/15/25)(a)(b)	USD	105	72,975
AMC Networks Inc.
4.25%, 02/15/29 (Call 02/15/24)	USD	85	52,358
4.75%, 08/01/25 (Call 12/01/23)	USD	85	77,137
American Airlines Group Inc., 3.75%, 03/01/25(a)	USD	40	37,350
American Airlines Inc. 7.25%, 02/15/28 (Call 02/15/25)(a)(b)	USD	65	60,531
11.75%, 07/15/25(a)	USD	215	227,766
American Airlines Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/26(a)	USD	296	287,527
5.75%, 04/20/29(a)	USD	305	274,372
American Axle & Manufacturing Inc. 5.00%, 10/01/29 (Call 10/01/24)(b)	USD	60	47,368
6.50%, 04/01/27 (Call 12/01/23)(b)	USD	45	42,392
6.88%, 07/01/28 (Call 11/13/23)	USD	25	22,185
American Builders & Contractors Supply Co. Inc. 3.88%, 11/15/29 (Call 11/15/24)(a)(b)	USD	35	29,050
4.00%, 01/15/28 (Call 12/01/23)(a)	USD	65	58,285
AmeriGas Partners LP/AmeriGas Finance Corp. 5.50%, 05/20/25 (Call 02/20/25)	USD	75	71,844
5.75%, 05/20/27 (Call 02/20/27)	USD	50	45,985
5.88%, 08/20/26 (Call 05/20/26)	USD	70	65,642
9.38%, 06/01/28 (Call 06/01/25)(a)	USD	40	39,663
Antero Midstream Partners LP/Antero Midstream Finance Corp.
5.38%, 06/15/29 (Call 06/15/24)(a)	USD	80	72,790
5.75%, 03/01/27 (Call 11/16/23)(a)	USD	80	76,339
5.75%, 01/15/28 (Call 11/16/23)(a)	USD	55	51,563
7.88%, 05/15/26 (Call 11/16/23)(a)	USD	60	60,433
Antero Resources Corp.
5.38%, 03/01/30 (Call 03/01/25)(a)	USD	85	77,562
7.63%, 02/01/29 (Call 02/01/24)(a)	USD	41	41,577
Anywhere Real Estate Group LLC/Anywhere Co.-Issuer Corp., 7.00%, 04/15/30
(Call 04/15/25)(a)	USD	155	124,231
APX Group Inc.
5.75%, 07/15/29 (Call 07/15/24)(a)	USD	85	70,498
6.75%, 02/15/27 (Call 12/01/23)(a)	USD	65	62,582
Aramark Services Inc.
5.00%, 04/01/25 (Call 12/01/23)(a)	USD	55	53,694
5.00%, 02/01/28 (Call 12/01/23)(a)(b)	USD	120	110,100
Arches Buyer Inc.
4.25%, 06/01/28 (Call 12/01/23)(a)	USD	90	74,587
6.13%, 12/01/28 (Call 12/01/23)(a)	USD	60	48,463

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) October 31, 2023	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Archrock Partners LP/Archrock Partners Finance Corp. 6.25%, 04/01/28 (Call 12/01/23)(a)	USD	75	$69,656
6.88%, 04/01/27 (Call 12/01/23)(a)	USD	50	48,194
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 2.00%, 09/01/28 (Call 05/15/24)(c)	EUR	100	86,942
3.25%, 09/01/28 (Call 05/15/24)(a)	USD	75	61,031
4.00%, 09/01/29 (Call 05/15/24)(a)(b)	USD	100	75,000
6.00%, 06/15/27 (Call 06/15/24)(a)	USD	50	47,313
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc. 2.13%, 08/15/26 (Call 11/30/23)(c)	EUR	100	91,070
4.13%, 08/15/26 (Call 11/13/23)(a)	USD	100	88,250
4.75%, 07/15/27 (Call 11/10/23)(c)	GBP	100	85,062
5.25%, 04/30/25 (Call 12/04/23)(a)	USD	75	71,906
5.25%, 08/15/27 (Call 12/01/23)(a)	USD	100	72,750
Aretec Escrow Issuer 2 Inc., 10.00%, 08/15/30
(Call 08/15/26)(a)	USD	25	25,344
Asbury Automotive Group Inc. 4.50%, 03/01/28 (Call 11/13/23)	USD	36	31,848
4.63%, 11/15/29 (Call 11/15/24)(a)(b)	USD	70	59,110
4.75%, 03/01/30 (Call 03/01/25)	USD	60	50,610
5.00%, 02/15/32 (Call 11/15/26)(a)(b)	USD	60	48,673
Ascent Resources Utica Holdings LLC/ARU Finance Corp.
5.88%, 06/30/29 (Call 09/01/24)(a)(b)	USD	65	57,720
7.00%, 11/01/26 (Call 12/01/23)(a)	USD	50	48,336
8.25%, 12/31/28 (Call 02/01/24)(a)	USD	25	24,758
Ashland Services BV, 2.00%, 01/30/28
(Call 11/01/27)(c)	EUR	100	89,742
Ashton Woods USA LLC/Ashton Woods Finance Co., 4.63%, 04/01/30 (Call 04/01/25)(a)(b)	USD	30	23,438
ASP Unifrax Holdings Inc 5.25%, 09/30/28 (Call 09/30/24)(a)	USD	85	57,308
7.50%, 09/30/29 (Call 09/30/24)(a)	USD	25	13,088
AssuredPartners Inc. 5.63%, 01/15/29 (Call 12/15/23)(a)	USD	50	42,404
7.00%, 08/15/25 (Call 12/01/23)(a)	USD	50	49,088
ATI Inc., 7.25%, 08/15/30 (Call 08/15/26)	USD	45	43,231
Audacy Capital Corp. 6.50%, 05/01/27 (Call 11/16/23)(a)	USD	25	320
6.75%, 03/31/29 (Call 03/31/24)(a)	USD	25	504
Avantor Funding Inc. 2.63%, 11/01/25 (Call 11/10/23)(c)	EUR	100	101,368
3.88%, 11/01/29 (Call 11/01/24)(a)(b)	USD	80	66,968
4.63%, 07/15/28 (Call 12/01/23)(a)	USD	130	115,862
Avient Corp. 5.75%, 05/15/25 (Call 12/01/23)(a)	USD	50	49,015
7.13%, 08/01/30 (Call 08/01/25)(a)	USD	75	71,998
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
4.75%, 04/01/28 (Call 04/01/24)(a)(b)	USD	50	42,947
5.38%, 03/01/29 (Call 03/01/24)(a)	USD	40	34,207
5.75%, 07/15/27 (Call 11/13/23)(a)	USD	40	36,706
Avis Budget Finance PLC, 4.75%, 01/30/26
(Call 11/30/23)(c)	EUR	100	102,232
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25 (Call 11/10/23)(c)	EUR	100	103,990
Axalta Coating Systems LLC, 3.38%, 02/15/29
(Call 02/15/24)(a)	USD	75	61,819

Security		Par (000)	Value

United States (continued)
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 4.75%, 06/15/27 (Call 12/04/23)(a)	USD	50	$46,044
B&G Foods Inc.
5.25%, 04/01/25 (Call 12/01/23)	USD	22	21,120
5.25%, 09/15/27 (Call 12/01/23)	USD	55	45,282
8.00%, 09/15/28 (Call 09/15/25)(b)	USD	70	68,222
Ball Corp.
2.88%, 08/15/30 (Call 05/15/30)	USD	125	98,406
3.13%, 09/15/31 (Call 06/15/31)(b)	USD	90	69,903
4.88%, 03/15/26 (Call 12/15/25)	USD	70	67,206
5.25%, 07/01/25	USD	95	93,542
6.00%, 06/15/29 (Call 05/15/26)	USD	85	81,579
6.88%, 03/15/28 (Call 11/15/24)	USD	65	64,947
Bath & Body Works Inc.
5.25%, 02/01/28	USD	40	36,695
6.63%, 10/01/30 (Call 10/01/25)(a)(b)	USD	105	97,384
7.50%, 06/15/29 (Call 06/15/24)(b)	USD	65	63,588
Bausch & Lomb Escrow Corp., 8.38%, 10/01/28
(Call 10/01/25)(a)	USD	140	139,022
Bausch Health Companies Inc.
4.88%, 06/01/28 (Call 06/01/24)(a)(b)	USD	175	87,022
5.25%, 01/30/30 (Call 01/30/25)(a)(b)	USD	100	34,625
5.25%, 02/15/31 (Call 02/15/26)(a)(b)	USD	75	26,250
5.50%, 11/01/25 (Call 12/01/23)(a)	USD	195	168,187
5.75%, 08/15/27 (Call 11/16/23)(a)	USD	60	31,200
6.13%, 02/01/27 (Call 02/01/24)(a)	USD	140	77,700
6.25%, 02/15/29 (Call 02/15/24)(a)	USD	75	27,375
11.00%, 09/30/28(a)	USD	264	160,229
Beacon Roofing Supply Inc., 6.50%, 08/01/30
(Call 08/01/26)(a)	USD	65	62,010
Belden Inc.Co., 3.38%, 07/15/31 (Call 07/15/26)(c)	EUR	100	86,820
Berry Global Inc., 5.63%, 07/15/27
(Call 12/01/23)(a)(b)	USD	30	28,622
Block Inc.
2.75%, 06/01/26 (Call 05/01/26)(b)	USD	100	90,035
3.50%, 06/01/31 (Call 03/01/31)(b)	USD	105	80,924
Boyd Gaming Corp. 4.75%, 12/01/27 (Call 11/13/23)(b)	USD	95	86,722
4.75%, 06/15/31 (Call 06/15/26)(a)	USD	75	62,244
Brand Industrial Services Inc., 10.38%, 08/01/30
(Call 08/01/26)(a)	USD	130	129,364
Brandywine Operating Partnership LP, 3.95%, 11/15/27 (Call 08/15/27)	USD	50	41,523
Brink’s Co. (The) 4.63%, 10/15/27 (Call 12/01/23)(a)	USD	60	54,218
5.50%, 07/15/25 (Call 12/01/23)(a)	USD	35	34,034
Brookfield Property Finance ULC 4.00%, 09/30/26 (Call 08/30/26)	CAD	125	78,833
7.13%, 02/13/28 (Call 01/13/28)	CAD	100	67,341
Brookfield Property REIT Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL
4.50%, 04/01/27 (Call 12/01/23)(a)	USD	80	66,544
5.75%, 05/15/26 (Call 11/13/23)(a)	USD	75	68,599
Buckeye Partners LP
3.95%, 12/01/26 (Call 09/01/26)	USD	50	45,396
4.13%, 03/01/25 (Call 02/01/25)(a)	USD	25	23,808
4.13%, 12/01/27 (Call 09/01/27)	USD	35	30,331
4.50%, 03/01/28 (Call 12/01/27)(a)(b)	USD	75	65,419
Builders FirstSource Inc. 4.25%, 02/01/32 (Call 08/01/26)(a)	USD	125	99,531

62	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
5.00%, 03/01/30 (Call 03/01/25)(a)	USD	60	$52,326
6.38%, 06/15/32 (Call 06/15/27)(a)	USD	65	59,481
Burford Capital Global Finance LLC, 9.25%, 07/01/31 (Call 07/01/26)(a)	USD	50	49,350
Caesars Entertainment Inc. 4.63%, 10/15/29 (Call 10/15/24)(a)(b)	USD	115	94,573
6.25%, 07/01/25 (Call 11/13/23)(a)	USD	330	324,637
7.00%, 02/15/30 (Call 02/15/26)(a)	USD	180	173,414
8.13%, 07/01/27 (Call 12/01/23)(a)(b)	USD	160	158,920
Caesars Resort Collection LLC/CRC Finco Inc., 5.75%, 07/01/25 (Call 11/13/23)(a)	USD	110	108,287
Callon Petroleum Co. 7.50%, 06/15/30 (Call 06/15/25)(a)(b)	USD	50	48,430
8.00%, 08/01/28 (Call 08/01/24)(a)	USD	75	73,875
Calpine Corp.
3.75%, 03/01/31 (Call 03/01/26)(a)(b)	USD	85	68,680
4.50%, 02/15/28 (Call 12/01/23)(a)	USD	105	94,999
4.63%, 02/01/29 (Call 02/01/24)(a)	USD	65	54,865
5.00%, 02/01/31 (Call 02/01/26)(a)	USD	85	68,616
5.13%, 03/15/28 (Call 12/01/23)(a)(b)	USD	125	111,870
5.25%, 06/01/26 (Call 12/01/23)(a)	USD	47	45,191
Calumet Specialty Products Partners LP/Calumet Finance Corp., 11.00%, 04/15/25
(Call 12/01/23)(a)	USD	21	21,128
Camelot Return Merger Sub Inc., 8.75%, 08/01/28 (Call 08/01/24)(a)	USD	60	55,845
Carnival Holdings Bermuda Ltd., 10.38%, 05/01/28 (Call 05/01/25)(a)	USD	200	213,250
Carnival PLC, 1.00%, 10/28/29 (Call 07/28/29)	EUR	100	64,460
Catalent Pharma Solutions Inc. 2.38%, 03/01/28 (Call 11/30/23)(c)	EUR	100	86,614
3.13%, 02/15/29 (Call 02/15/24)(a)(b)	USD	60	47,086
3.50%, 04/01/30 (Call 04/01/25)(a)(b)	USD	70	54,950
5.00%, 07/15/27 (Call 12/01/23)(a)	USD	50	44,563
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 02/01/31 (Call 07/01/25)(a)(b)	USD	275	213,641
4.25%, 01/15/34 (Call 01/15/28)(a)	USD	185	133,200
4.50%, 08/15/30 (Call 02/15/25)(a)	USD	260	208,000
4.50%, 05/01/32 (Call 05/01/26)	USD	285	217,640
4.50%, 06/01/33 (Call 06/01/27)(a)	USD	180	134,325
4.75%, 03/01/30 (Call 09/01/24)(a)	USD	285	235,353
4.75%, 02/01/32 (Call 02/01/27)(a)	USD	120	94,027
5.00%, 02/01/28 (Call 11/16/23)(a)	USD	240	214,800
5.13%, 05/01/27 (Call 12/01/23)(a)	USD	305	280,945
5.38%, 06/01/29 (Call 06/01/24)(a)	USD	150	131,307
5.50%, 05/01/26 (Call 12/01/23)(a)	USD	70	67,095
6.38%, 09/01/29 (Call 09/01/25)(a)	USD	135	123,636
7.38%, 03/01/31 (Call 03/01/26)(a)(b)	USD	105	99,225
CDI Escrow Issuer Inc., 5.75%, 04/01/30
(Call 04/01/25)(a)(b)	USD	120	106,937
Cedar Fair LP, 5.25%, 07/15/29 (Call 07/15/24)(b)	USD	45	38,665
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.38%, 04/15/27 (Call 12/01/23)	USD	70	64,767
5.50%, 05/01/25 (Call 12/01/23)(a)	USD	75	73,570
Central Garden & Pet Co. 4.13%, 10/15/30 (Call 10/15/25)(b)	USD	50	40,750
4.13%, 04/30/31 (Call 04/30/26)(a)	USD	30	23,850
Central Parent Inc./CDK Global Inc., 7.25%, 06/15/29 (Call 06/15/25)(a)	USD	75	72,000

Security		Par (000)	Value

United States (continued)
Central Parent LLC/CDK Global II LLC/CDK Financing Co. Inc., 8.00%, 06/15/29
(Call 06/15/25)(a)	USD	75	$74,662
Century Communities Inc. 3.88%, 08/15/29 (Call 02/15/29)(a)	USD	50	40,375
6.75%, 06/01/27 (Call 12/01/23)	USD	50	48,300
Charles River Laboratories International Inc. 3.75%, 03/15/29 (Call 03/15/24)(a)	USD	35	29,638
4.00%, 03/15/31 (Call 03/15/26)(a)	USD	40	32,702
4.25%, 05/01/28 (Call 11/16/23)(a)	USD	50	44,548
Chart Industries Inc. 7.50%, 01/01/30 (Call 01/01/26)(a)	USD	139	136,567
9.50%, 01/01/31 (Call 01/01/26)(a)(b)	USD	50	51,500
Chemours Co. (The) 4.00%, 05/15/26 (Call 11/30/23)	EUR	100	97,004
4.63%, 11/15/29 (Call 11/15/24)(a)	USD	55	42,529
5.38%, 05/15/27 (Call 02/15/27)(b)	USD	50	45,178
5.75%, 11/15/28 (Call 11/15/23)(a)(b)	USD	85	71,920
Chesapeake Energy Corp. 5.50%, 02/01/26 (Call 12/01/23)(a)	USD	40	38,839
5.88%, 02/01/29 (Call 02/05/24)(a)	USD	57	53,697
6.75%, 04/15/29 (Call 04/15/24)(a)(b)	USD	75	73,372
CHS/Community Health Systems Inc. 4.75%, 02/15/31 (Call 02/15/26)(a)	USD	95	64,244
5.25%, 05/15/30 (Call 05/15/25)(a)(b)	USD	140	99,400
5.63%, 03/15/27 (Call 12/15/23)(a)	USD	180	144,917
6.00%, 01/15/29 (Call 01/15/24)(a)	USD	80	60,600
6.13%, 04/01/30 (Call 04/01/25)(a)(b)	USD	115	44,563
6.88%, 04/01/28 (Call 11/16/23)(a)	USD	85	36,763
6.88%, 04/15/29 (Call 04/15/24)(a)	USD	140	57,400
8.00%, 03/15/26 (Call 12/01/23)(a)(b)	USD	210	191,554
8.00%, 12/15/27 (Call 11/16/23)(a)	USD	74	62,900
Churchill Downs Inc. 4.75%, 01/15/28 (Call 12/01/23)(a)	USD	65	58,437
5.50%, 04/01/27 (Call 12/01/23)(a)	USD	50	46,952
6.75%, 05/01/31 (Call 05/01/26)(a)	USD	55	51,174
Cinemark USA Inc. 5.25%, 07/15/28 (Call 07/15/24)(a)	USD	60	52,165
5.88%, 03/15/26 (Call 12/01/23)(a)(b)	USD	35	33,340
CITGO Petroleum Corp. 6.38%, 06/15/26 (Call 12/01/23)(a)	USD	65	63,780
7.00%, 06/15/25 (Call 12/01/23)(a)	USD	120	117,722
8.38%, 01/15/29 (Call 10/15/25)(a)	USD	95	94,050
Civitas Resources Inc. 8.38%, 07/01/28 (Call 07/01/25)(a)	USD	155	155,969
8.63%, 11/01/30 (Call 11/01/26)(a)	USD	35	35,621
8.75%, 07/01/31 (Call 07/01/26)(a)	USD	155	156,550
Clarios Global LP, 6.75%, 05/15/25
(Call 12/01/23)(a)	USD	32	31,731
Clarios Global LP/Clarios U.S. Finance Co. 6.25%, 05/15/26 (Call 12/04/23)(a)(b)	USD	110	107,358
6.75%, 05/15/28 (Call 05/15/25)(a)	USD	75	72,804
8.50%, 05/15/27 (Call 12/04/23)(a)(b)	USD	145	142,702
Clarios Global LP/Clarios US Finance Co., 4.38%, 05/15/26 (Call 11/30/23)(c)	EUR	100	101,068
Clarivate Science Holdings Corp. 3.88%, 07/01/28 (Call 06/30/24)(a)	USD	85	73,461
4.88%, 07/01/29 (Call 06/30/24)(a)(b)	USD	85	71,671
Clean Harbors Inc. 4.88%, 07/15/27 (Call 12/01/23)(a)	USD	50	46,633
6.38%, 02/01/31 (Call 02/01/26)(a)	USD	35	33,229

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) October 31, 2023	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Clear Channel Outdoor Holdings Inc. 5.13%, 08/15/27 (Call 12/01/23)(a)(b)	USD	130	$115,437
7.50%, 06/01/29 (Call 06/01/24)(a)(b)	USD	100	72,750
7.75%, 04/15/28 (Call 04/15/24)(a)	USD	85	64,791
9.00%, 09/15/28 (Call 09/15/25)(b)	USD	60	58,398
Clearway Energy Operating LLC 3.75%, 02/15/31 (Call 02/15/26)(a)	USD	95	74,095
4.75%, 03/15/28 (Call 11/13/23)(a)	USD	85	75,862
Cleveland-Cliffs Inc. 5.88%, 06/01/27 (Call 12/01/23)(b)	USD	45	42,872
6.75%, 03/15/26 (Call 12/01/23)(a)	USD	90	89,346
6.75%, 04/15/30 (Call 04/15/26)(a)(b)	USD	75	69,375
Cloud Software Group Inc. 6.50%, 03/31/29 (Call 09/30/25)(a)	USD	405	355,689
9.00%, 09/30/29 (Call 09/30/25)(a)	USD	365	311,202
Clydesdale Acquisition Holdings Inc. 6.63%, 04/15/29 (Call 04/15/25)(a)	USD	40	36,302
8.75%, 04/15/30 (Call 04/15/25)(a)	USD	95	75,715
CNX Resources Corp. 6.00%, 01/15/29 (Call 01/15/24)(a)	USD	65	59,637
7.38%, 01/15/31 (Call 01/15/26)(a)	USD	45	42,975
Coinbase Global Inc. 3.38%, 10/01/28 (Call 10/01/24)(a)(b)	USD	105	76,650
3.63%, 10/01/31 (Call 10/01/26)(a)	USD	65	44,181
Colgate Energy Partners III LLC, 5.88%, 07/01/29
(Call 07/01/24)(a)	USD	70	65,100
CommScope Inc. 4.75%, 09/01/29 (Call 09/01/24)(a)	USD	140	95,725
6.00%, 03/01/26 (Call 12/01/23)(a)	USD	140	117,600
7.13%, 07/01/28 (Call 12/01/23)(a)(b)	USD	60	21,360
8.25%, 03/01/27 (Call 12/01/23)(a)(b)	USD	100	40,913
CommScope Technologies LLC 5.00%, 03/15/27 (Call 11/13/23)(a)	USD	65	23,725
6.00%, 06/15/25 (Call 11/13/23)(a)(b)	USD	106	63,600
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29 (Call 04/15/24)(a)	USD	100	85,630
Comstock Resources Inc. 5.88%, 01/15/30 (Call 01/15/25)(a)	USD	110	94,050
6.75%, 03/01/29 (Call 03/01/24)(a)	USD	115	104,506
Condor Merger Sub Inc., 7.38%, 02/15/30
(Call 02/15/25)(a)(b)	USD	210	168,000
Consolidated Communications Inc. 5.00%, 10/01/28 (Call 11/13/23)(a)(b)	USD	35	26,250
6.50%, 10/01/28 (Call 11/13/23)(a)(b)	USD	85	67,362
Constellium SE 3.13%, 07/15/29 (Call 07/15/24)(c)	EUR	100	87,046
3.75%, 04/15/29 (Call 04/15/24)(a)(b)	USD	75	61,500
Coty Inc. 3.88%, 04/15/26 (Call 11/10/23)(c)	EUR	100	102,677
5.00%, 04/15/26 (Call 12/01/23)(a)	USD	95	90,875
5.75%, 09/15/28	EUR	100	106,232
6.50%, 04/15/26 (Call 12/01/23)(a)	USD	35	34,475
Coty Inc./HFC Prestige Products Inc./HFC Prestige International U.S. LLC
4.75%, 01/15/29 (Call 01/15/25)(a)	USD	35	30,987
6.63%, 07/15/30 (Call 07/16/26)(a)	USD	75	71,697
Covanta Holding Corp. 4.88%, 12/01/29 (Call 12/01/24)(a)	USD	65	50,700
5.00%, 09/01/30 (Call 09/01/25)	USD	30	23,384
CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 06/15/31 (Call 06/15/26)(a)	USD	150	130,475

Security		Par (000)	Value

United States (continued)
Crescent Energy Finance LLC, 9.25%, 02/15/28
(Call 02/15/25)(a)	USD	80	$80,877
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 5.63%, 05/01/27 (Call 11/16/23)(a)	USD	60	57,713
5.75%, 04/01/25 (Call 12/01/23)	USD	30	29,625
6.00%, 02/01/29 (Call 02/01/24)(a)	USD	70	67,375
7.38%, 02/01/31 (Call 02/01/26)(a)	USD	65	65,674
8.00%, 04/01/29 (Call 04/01/24)(a)	USD	35	35,791
Crown Americas LLC, 5.25%, 04/01/30
(Call 01/01/30)(b)	USD	45	40,669
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26 (Call 03/31/26)	USD	60	56,488
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26 (Call 12/01/23)	USD	75	71,933
Crown European Holdings SA, 2.88%, 02/01/26
(Call 08/01/25)(c)	EUR	100	101,251
CrownRock LP/CrownRock Finance Inc. 5.00%, 05/01/29 (Call 05/01/24)(a)(b)	USD	45	42,266
5.63%, 10/15/25 (Call 12/01/23)(a)	USD	100	98,623
CSC Holdings LLC 3.38%, 02/15/31 (Call 02/15/26)(a)	USD	100	63,675
4.13%, 12/01/30 (Call 12/01/25)(a)	USD	100	66,675
4.50%, 11/15/31 (Call 11/15/26)(a)	USD	150	98,812
4.63%, 12/01/30 (Call 12/01/25)(a)	USD	250	125,392
5.00%, 11/15/31 (Call 11/15/26)(a)	USD	35	17,850
5.38%, 02/01/28 (Call 12/01/23)(a)	USD	100	79,625
5.50%, 04/15/27 (Call 12/01/23)(a)	USD	125	104,406
5.75%, 01/15/30 (Call 01/15/25)(a)	USD	200	104,250
6.50%, 02/01/29 (Call 02/01/24)(a)	USD	175	138,353
7.50%, 04/01/28 (Call 11/13/23)(a)	USD	100	64,000
11.25%, 05/15/28 (Call 05/15/25)(a)	USD	100	95,250
Curo Group Holdings Corp., 7.50%, 08/01/28
(Call 08/01/24)(a)	USD	78	29,640
Cushman & Wakefield U.S. Borrower LLC 6.75%, 05/15/28 (Call 12/01/23)(a)(b)	USD	75	68,522
8.88%, 09/01/31 (Call 09/01/26)(a)(b)	USD	40	37,950
CVR Energy Inc. 5.25%, 02/15/25 (Call 11/16/23)(a)	USD	65	63,552
5.75%, 02/15/28 (Call 11/16/23)(a)	USD	45	40,370
Dana Financing Luxembourg Sarl, 8.50%, 07/15/31 (Call 07/15/26)(c)	EUR	100	107,776
Dana Inc.
4.25%, 09/01/30 (Call 05/01/26)	USD	50	39,574
5.38%, 11/15/27 (Call 11/13/23)	USD	40	36,767
5.63%, 06/15/28 (Call 11/13/23)(b)	USD	55	49,844
Darling Global Finance BV, 3.63%, 05/15/26
(Call 11/10/23)(c)	EUR	100	101,726
Darling Ingredients Inc. 5.25%, 04/15/27 (Call 11/13/23)(a)	USD	35	33,276
6.00%, 06/15/30 (Call 06/15/25)(a)(b)	USD	105	98,860
DaVita Inc. 3.75%, 02/15/31 (Call 02/15/26)(a)	USD	150	107,876
4.63%, 06/01/30 (Call 06/01/25)(a)	USD	250	195,937
Delta Air Lines Inc. 3.75%, 10/28/29 (Call 07/28/29)	USD	85	72,144
4.38%, 04/19/28 (Call 01/19/28)(b)	USD	40	36,588
7.38%, 01/15/26 (Call 12/15/25)	USD	90	90,895
Directv Financing LLC/Directv Financing Co-Obligor Inc., 5.88%, 08/15/27 (Call 12/01/23)(a)	USD	375	328,125

64	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
DISH DBS Corp. 5.25%, 12/01/26 (Call 06/01/26)(a)	USD	235	$189,833
5.75%, 12/01/28 (Call 12/01/27)(a)	USD	225	161,071
5.88%, 11/15/24	USD	200	183,500
7.38%, 07/01/28 (Call 11/13/23)	USD	105	58,816
7.75%, 07/01/26	USD	200	133,938
5.13%, 06/01/29(b)	USD	140	72,100
DISH Network Corp., 11.75%, 11/15/27
(Call 05/15/25)(a)	USD	338	333,707
Diversified Healthcare Trust 4.38%, 03/01/31 (Call 09/01/30)	USD	40	27,491
4.75%, 02/15/28 (Call 08/15/27)(b)	USD	60	43,712
9.75%, 06/15/25 (Call 11/16/23)	USD	65	63,050
DPL Inc. 4.13%, 07/01/25 (Call 04/01/25)(b)	USD	55	51,865
4.35%, 04/15/29 (Call 01/15/29)	USD	25	20,501
DT Midstream Inc. 4.13%, 06/15/29 (Call 06/15/24)(a)	USD	110	94,435
4.38%, 06/15/31 (Call 06/15/26)(a)	USD	90	74,700
Earthstone Energy Holdings LLC 8.00%, 04/15/27 (Call 04/15/24)(a)	USD	50	50,741
9.88%, 07/15/31 (Call 07/15/26)(a)	USD	55	59,334
Edgewell Personal Care Co. 4.13%, 04/01/29 (Call 04/01/24)(a)	USD	40	33,495
5.50%, 06/01/28 (Call 12/01/23)(a)	USD	80	72,996
Edison International, 8.13%, 06/15/53
(Call 03/15/28), (5-year CMT + 3.864%)(d)	USD	50	48,224
Emerald Debt Merger Sub LLC 6.38%, 12/15/30 (Call 06/15/26)(c)	EUR	100	103,839
6.63%, 12/15/30 (Call 06/15/26)(a)	USD	210	199,605
Encompass Health Corp. 4.50%, 02/01/28 (Call 12/01/23)	USD	65	58,599
4.63%, 04/01/31 (Call 04/01/26)	USD	35	29,138
4.75%, 02/01/30 (Call 02/01/25)	USD	80	69,316
Encore Capital Group Inc., 4.25%, 06/01/28
(Call 06/01/24)(c)	GBP	100	93,772
Endeavor Energy Resources LP/EER Finance Inc., 5.75%, 01/30/28 (Call 12/01/23)(a)	USD	125	119,925
Energizer Gamma Acquisition BV, 3.50%, 06/30/29 (Call 06/30/24)(c)	EUR	100	83,043
Energizer Holdings Inc. 4.38%, 03/31/29 (Call 12/01/23)(a)	USD	90	74,019
4.75%, 06/15/28 (Call 12/01/23)(a)	USD	60	51,405
EnLink Midstream LLC 5.38%, 06/01/29 (Call 03/01/29)	USD	50	45,763
5.63%, 01/15/28 (Call 07/15/27)(a)	USD	50	47,207
6.50%, 09/01/30 (Call 03/01/30)(a)	USD	95	91,149
EnLink Midstream Partners LP 4.15%, 06/01/25 (Call 03/01/25)	USD	66	63,215
4.85%, 07/15/26 (Call 04/15/26)	USD	40	37,970
Entegris Escrow Corp. 4.75%, 04/15/29 (Call 01/15/29)(a)	USD	150	134,722
5.95%, 06/15/30 (Call 06/15/25)(a)	USD	100	91,500
Entegris Inc. 3.63%, 05/01/29 (Call 05/01/24)(a)	USD	35	29,374
4.38%, 04/15/28 (Call 11/13/23)(a)	USD	50	44,543
EQM Midstream Partners LP 4.13%, 12/01/26 (Call 09/01/26)	USD	35	32,410
4.50%, 01/15/29 (Call 07/15/28)(a)(b)	USD	80	70,241
4.75%, 01/15/31 (Call 07/15/30)(a)(b)	USD	110	92,732
5.50%, 07/15/28 (Call 04/15/28)	USD	85	79,164

Security		Par (000)	Value

United States (continued)
6.00%, 07/01/25 (Call 04/01/25)(a)	USD	35	$34,182
6.50%, 07/01/27 (Call 01/01/27)(a)	USD	75	72,936
7.50%, CALL, 06/01/27 (Call 06/01/24)(a)	USD	40	39,664
7.50%, CALL, 06/01/30 (Call 12/01/29)(a)	USD	50	49,208
EquipmentShare.com Inc., 9.00%, 05/15/28
(Call 05/15/25)(a)	USD	95	89,621
Fair Isaac Corp. 4.00%, 06/15/28 (Call 11/16/23)(a)	USD	75	66,706
5.25%, 05/15/26 (Call 02/15/26)(a)	USD	60	57,739
Ferrellgas LP/Ferrellgas Finance Corp. 5.38%, 04/01/26 (Call 12/01/23)(a)	USD	65	60,876
5.88%, 04/01/29 (Call 04/01/24)(a)	USD	95	83,932
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co. Inc. 4.63%, 01/15/29 (Call 01/15/25)(a)	USD	100	84,125
6.75%, 01/15/30 (Call 01/15/25)(a)	USD	115	91,699
FirstCash Inc. 4.63%, 09/01/28 (Call 12/01/23)(a)	USD	50	43,877
5.63%, 01/01/30 (Call 01/01/25)(a)	USD	60	53,100
FirstEnergy Corp. 2.65%, 03/01/30 (Call 12/01/29)(b)	USD	55	44,280
Series B, 2.25%, 09/01/30 (Call 06/01/30)	USD	60	46,087
Series B, 4.15%, 07/15/27 (Call 04/15/27)	USD	165	152,809
Ford Credit Canada Co, 2.96%, 09/16/26
(Call 08/16/26)	CAD	50	32,674
Ford Credit Canada Co.
4.46%, 11/13/24	CAD	50	35,328
7.00%, 02/10/26	CAD	50	36,089
7.38%, 05/12/26	CAD	75	54,896
Ford Motor Co. 3.25%, 02/12/32 (Call 11/12/31)	USD	280	211,103
4.35%, 12/08/26 (Call 09/08/26)	USD	25	23,560
6.10%, 08/19/32 (Call 05/19/32)(b)	USD	195	180,375
Ford Motor Credit Co. LLC 2.30%, 02/10/25 (Call 01/10/25)	USD	25	23,620
2.39%, 02/17/26	EUR	100	100,354
2.70%, 08/10/26 (Call 07/10/26)	USD	210	188,330
2.90%, 02/10/29 (Call 12/10/28)	USD	100	81,885
3.25%, 09/15/25	EUR	100	102,739
3.38%, 11/13/25 (Call 10/13/25)	USD	200	186,700
3.63%, 06/17/31 (Call 03/17/31)	USD	50	39,477
3.82%, 11/02/27 (Call 08/02/27)	USD	120	107,112
4.00%, 11/13/30 (Call 08/13/30)	USD	200	164,770
4.06%, 11/01/24 (Call 10/01/24)	USD	225	219,037
4.13%, 08/04/25	USD	25	23,850
4.13%, 08/17/27 (Call 06/17/27)	USD	160	145,416
4.54%, 08/01/26 (Call 06/01/26)	USD	100	93,937
4.87%, 08/03/27	EUR	100	105,410
5.11%, 05/03/29 (Call 02/03/29)	USD	235	212,879
5.13%, 06/16/25 (Call 05/16/25)	USD	365	355,032
6.13%, 05/15/28	EUR	100	110,252
6.80%, 05/12/28 (Call 04/12/28)	USD	200	199,500
6.86%, 06/05/26	GBP	100	120,725
6.95%, 03/06/26 (Call 02/06/26)	USD	150	150,390
6.95%, 06/10/26 (Call 05/10/26)	USD	100	100,262
7.35%, 11/04/27 (Call 10/04/27)	USD	175	177,078
7.35%, 03/06/30 (Call 01/06/30)	USD	50	50,250
Fortress Transportation and Infrastructure Investors LLC 5.50%, 05/01/28 (Call 05/01/24)(a)	USD	85	77,302
6.50%, 10/01/25 (Call 12/01/23)(a)	USD	56	55,293

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) October 31, 2023	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
9.75%, 08/01/27 (Call 11/13/23)(a)	USD	55	$56,537
Freedom Mortgage Corp. 6.63%, 01/15/27 (Call 01/15/24)	USD	85	73,525
7.63%, 05/01/26 (Call 12/01/23)(a)	USD	45	41,351
12.00%, 10/01/28 (Call 10/01/25)(a)	USD	50	50,105
12.25%, 10/01/30 (Call 10/01/26)(a)	USD	40	39,875
Frontier Communications Holdings LLC 5.00%, 05/01/28 (Call 05/01/24)(a)	USD	140	120,750
5.88%, 10/15/27 (Call 12/01/23)(a)	USD	110	100,237
5.88%, 11/01/29 (Call 11/01/24)(b)	USD	75	56,344
6.00%, 01/15/30 (Call 10/15/24)(a)(b)	USD	115	86,537
6.75%, 05/01/29 (Call 05/01/24)(a)(b)	USD	85	67,256
8.63%, 03/15/31 (Call 03/15/26)(a)	USD	65	61,019
8.75%, 05/15/30 (Call 05/15/25)(a)	USD	125	118,906
FXI Holdings Inc. 12.25%, 11/15/26 (Call 12/01/23)(a)	USD	84	70,119
12.25%, 11/15/26 (Call 11/16/23)(a)	USD	49	40,352
Gap Inc. (The) 3.63%, 10/01/29 (Call 10/01/24)(a)(b)	USD	80	61,200
3.88%, 10/01/31 (Call 10/01/26)(a)(b)	USD	89	63,735
Gartner Inc. 3.63%, 06/15/29 (Call 06/15/24)(a)	USD	30	25,326
3.75%, 10/01/30 (Call 10/01/25)(a)	USD	49	40,731
4.50%, 07/01/28 (Call 12/01/23)(a)	USD	54	48,601
Gen Digital Inc., 5.00%, 04/15/25
(Call 11/13/23)(a)	USD	100	97,163
Genesis Energy LP/Genesis Energy Finance Corp. 6.50%, 10/01/25 (Call 12/01/23)	USD	55	53,781
7.75%, 02/01/28 (Call 12/01/23)	USD	90	84,600
8.00%, 01/15/27 (Call 01/15/24)	USD	105	100,800
8.88%, 04/15/30 (Call 04/15/26)	USD	30	28,921
Global Atlantic Fin Co., 4.70%, 10/15/51
(Call 07/15/26), (5-year CMT + 3.796%)(a)(d)	USD	70	48,902
Go Daddy Operating Co. LLC/GD Finance Co. Inc. 3.50%, 03/01/29 (Call 03/01/24)(a)	USD	70	58,593
5.25%, 12/01/27 (Call 12/01/23)(a)	USD	50	46,934
Goodyear Tire & Rubber Co. (The) 4.88%, 03/15/27 (Call 12/15/26)(b)	USD	85	78,245
5.00%, 05/31/26 (Call 12/01/23)(b)	USD	65	61,459
5.00%, 07/15/29 (Call 04/15/29)(b)	USD	70	60,175
5.25%, 04/30/31 (Call 01/30/31)(b)	USD	60	49,436
5.25%, 07/15/31 (Call 04/15/31)(b)	USD	65	52,934
5.63%, 04/30/33 (Call 01/30/33)	USD	30	24,060
9.50%, 05/31/25 (Call 11/16/23)	USD	70	70,787
Graphic Packaging International LLC 3.50%, 03/15/28(a)(b)	USD	35	30,416
3.75%, 02/01/30 (Call 08/01/29)(a)	USD	30	24,609
Gray Escrow II Inc., 5.38%, 11/15/31
(Call 11/15/26)(a)(b)	USD	120	75,648
Gray Television Inc. 4.75%, 10/15/30 (Call 10/15/25)(a)(b)	USD	85	54,411
5.88%, 07/15/26 (Call 12/01/23)(a)	USD	75	66,695
7.00%, 05/15/27 (Call 11/13/23)(a)(b)	USD	75	63,187
GTCR AP Finance Inc., 8.00%, 05/15/27
(Call 12/01/23)(a)	USD	25	24,330
GTCR W-2 Merger Sub LLC, 7.50%, 01/15/31
(Call 01/15/27)(a)	USD	200	197,527
H&E Equipment Services Inc., 3.88%, 12/15/28
(Call 12/15/23)(a)(b)	USD	125	105,949

Security		Par (000)	Value

United States (continued)
Hanesbrands Inc. 4.88%, 05/15/26 (Call 02/15/26)(a)(b)	USD	75	$68,906
9.00%, 02/15/31 (Call 02/15/26)(a)(b)	USD	50	46,500
HAT Holdings I LLC/HAT Holdings II LLC 3.38%, 06/15/26 (Call 03/15/26)(a)(b)	USD	105	92,137
6.00%, 04/15/25 (Call 12/01/23)(a)(b)	USD	25	24,257
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/26 (Call 01/20/24)(a)	USD	100	73,655
Heartland Dental LLC/Heartland Dental Finance
Corp., 10.50%, 04/30/28 (Call 05/15/25)(a)	USD	75	71,991
Herbalife Nutrition Ltd./HLF Financing Inc., 7.88%, 09/01/25 (Call 12/01/23)(a)	USD	65	60,904
Herc Holdings Inc., 5.50%, 07/15/27
(Call 12/01/23)(a)(b)	USD	110	103,537
Hertz Corp. (The) 4.63%, 12/01/26 (Call 12/01/23)(a)	USD	35	29,414
5.00%, 12/01/29 (Call 12/01/24)(a)(b)	USD	100	72,000
Hess Midstream Operations LP 4.25%, 02/15/30 (Call 02/15/25)(a)	USD	95	81,568
5.13%, 06/15/28 (Call 12/01/23)(a)	USD	45	41,672
5.50%, 10/15/30 (Call 10/15/25)(a)	USD	35	31,862
5.63%, 02/15/26 (Call 12/01/23)(a)	USD	75	72,857
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 02/01/29 (Call 02/01/24)(a)	USD	55	49,187
6.00%, 04/15/30 (Call 04/15/25)(a)	USD	45	39,919
6.00%, 02/01/31 (Call 02/01/26)(a)	USD	80	70,114
6.25%, 11/01/28 (Call 12/01/23)(a)	USD	50	46,736
6.25%, 04/15/32 (Call 05/15/27)(a)	USD	60	52,350
Hilton Domestic Operating Co. Inc. 3.63%, 02/15/32 (Call 08/15/26)(a)	USD	140	110,639
3.75%, 05/01/29 (Call 05/01/24)(a)	USD	75	64,615
4.00%, 05/01/31 (Call 05/01/26)(a)	USD	100	82,907
4.88%, 01/15/30 (Call 01/15/25)	USD	105	94,439
5.38%, 05/01/25 (Call 11/13/23)(a)	USD	35	34,450
5.75%, 05/01/28 (Call 12/01/23)(a)	USD	60	57,486
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc 4.88%, 07/01/31 (Call 07/01/26)(a)(b)	USD	55	43,445
5.00%, 06/01/29 (Call 06/01/24)(a)	USD	80	67,367
Hilton Worldwide Finance LLC/Hilton Worldwide
Finance Corp., 4.88%, 04/01/27 (Call 11/16/23) .	USD	60	56,637
HLF Financing Sarl LLC/Herbalife International Inc., 4.88%, 06/01/29 (Call 06/01/24)(a)	USD	65	44,403
Hologic Inc. 3.25%, 02/15/29 (Call 12/01/23)(a)	USD	100	83,456
4.63%, 02/01/28 (Call 12/01/23)(a)	USD	50	45,538
Howard Hughes Corp. (The) 4.13%, 02/01/29 (Call 02/01/24)(a)	USD	65	52,329
4.38%, 02/01/31 (Call 02/01/26)(a)	USD	65	49,744
5.38%, 08/01/28 (Call 12/01/23)(a)	USD	75	66,009
Hub International Ltd. 5.63%, 12/01/29 (Call 12/01/24)(a)	USD	40	34,496
7.00%, 05/01/26 (Call 11/13/23)(a)	USD	150	145,402
HUB International Ltd., 7.25%, 06/15/30
(Call 06/15/26)(a)	USD	220	214,500
Hughes Satellite Systems Corp. 5.25%, 08/01/26	USD	70	62,933
6.63%, 08/01/26(b)	USD	85	71,899

66	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 4.38%, 02/01/29 (Call 08/01/28)	USD	60	$46,498
5.25%, 05/15/27 (Call 11/15/26)	USD	117	100,327
6.25%, 05/15/26 (Call 12/01/23)	USD	130	118,641
6.38%, 12/15/25 (Call 12/01/23)	USD	70	65,714
iHeartCommunications Inc. 4.75%, 01/15/28 (Call 12/01/23)(a)	USD	50	35,375
5.25%, 08/15/27 (Call 11/16/23)(a)(b)	USD	70	51,275
6.38%, 05/01/26 (Call 11/16/23)	USD	75	61,125
8.38%, 05/01/27 (Call 11/16/23)(b)	USD	95	58,178
Imola Merger Corp., 4.75%, 05/15/29
(Call 05/15/24)(a)	USD	200	174,168
Independence Energy Finance LLC, 7.25%, 05/01/26 (Call 12/01/23)(a)	USD	75	72,375
International Game Technology PLC 2.38%, 04/15/28 (Call 11/30/23)(c)	EUR	100	93,046
4.13%, 04/15/26 (Call 12/01/23)(a)	USD	75	70,687
5.25%, 01/15/29 (Call 01/15/24)(a)	USD	75	68,250
6.25%, 01/15/27 (Call 07/15/26)(a)	USD	85	82,882
6.50%, 02/15/25 (Call 08/15/24)(a)	USD	40	39,602
IQVIA Inc. 2.88%, 09/15/25 (Call 11/10/23)(c)	EUR	100	102,219
2.88%, 06/15/28 (Call 11/10/23)(c)	EUR	200	187,480
5.00%, 10/15/26 (Call 12/01/23)(a)	USD	50	47,800
5.00%, 05/15/27 (Call 12/01/23)(a)	USD	120	113,065
6.50%, 05/15/30 (Call 05/15/26)(a)	USD	75	72,779
Iron Mountain Inc. 4.50%, 02/15/31 (Call 02/15/26)(a)	USD	110	89,776
4.88%, 09/15/27 (Call 11/13/23)(a)	USD	95	86,824
4.88%, 09/15/29 (Call 09/15/24)(a)	USD	95	82,769
5.00%, 07/15/28 (Call 11/13/23)(a)	USD	25	22,375
5.25%, 03/15/28 (Call 11/13/23)(a)	USD	90	82,341
5.25%, 07/15/30 (Call 07/15/25)(a)	USD	120	104,214
5.63%, 07/15/32 (Call 07/15/26)(a)(b)	USD	60	51,170
7.00%, 02/15/29 (Call 08/15/25)(a)	USD	100	96,875
Iron Mountain Information Management Services Inc., 5.00%, 07/15/32 (Call 07/15/27)(a)	USD	80	65,474
Iron Mountain UK PLC, 3.88%, 11/15/25
(Call 11/10/23)(c)	GBP	100	114,222
ITT Holdings LLC, 6.50%, 08/01/29
(Call 08/01/24)(a)	USD	115	96,169
Jazz Securities DAC, 4.38%, 01/15/29
(Call 07/15/24)(a)	USD	155	134,462
Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/28 (Call 08/15/24)(a)	USD	100	79,330
Kaiser Aluminum Corp. 4.50%, 06/01/31 (Call 06/01/26)(a)(b)	USD	60	44,325
4.63%, 03/01/28 (Call 12/01/23)(a)(b)	USD	50	41,688
Kennedy-Wilson Inc. 4.75%, 03/01/29 (Call 03/01/24)	USD	55	41,674
4.75%, 02/01/30 (Call 09/01/24)	USD	50	36,500
5.00%, 03/01/31 (Call 03/01/26)	USD	61	43,768
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.75%, 06/01/27
(Call 12/01/23)(a)	USD	75	70,937
Kinetik Holdings LP, 5.88%, 06/15/30
(Call 06/15/25)(a)(b)	USD	75	69,167
Kohl’s Corp., 4.63%, 05/01/31 (Call 02/01/31)	USD	60	40,794

Security		Par (000)	Value

United States (continued)
LABL Inc. 5.88%, 11/01/28 (Call 11/01/24)(a)	USD	45	$38,348
6.75%, 07/15/26 (Call 11/13/23)(a)	USD	65	59,853
8.25%, 11/01/29 (Call 11/01/24)(a)	USD	45	33,413
10.50%, 07/15/27 (Call 11/13/23)(a)	USD	85	73,312
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 4.25%, 02/01/27 (Call 12/01/23)(a)	USD	70	61,189
4.75%, 06/15/29 (Call 06/15/24)(a)	USD	53	42,731
Lamar Media Corp. 3.63%, 01/15/31 (Call 01/15/26)(b)	USD	55	44,275
3.75%, 02/15/28 (Call 11/16/23)	USD	50	44,494
4.00%, 02/15/30 (Call 02/15/25)	USD	60	50,766
4.88%, 01/15/29 (Call 01/15/24)(b)	USD	50	45,837
Lamb Weston Holdings Inc. 4.13%, 01/31/30 (Call 01/31/25)(a)(b)	USD	90	76,441
4.38%, 01/31/32 (Call 01/31/27)(a)	USD	70	57,874
4.88%, 05/15/28 (Call 11/15/27)(a)	USD	40	36,850
Laredo Petroleum Inc. 9.50%, 01/15/25 (Call 12/01/23)	USD	50	50,250
10.13%, 01/15/28 (Call 12/01/23)	USD	30	30,056
Las Vegas Sands Corp. 2.90%, 06/25/25 (Call 05/25/25)(b)	USD	50	47,188
3.50%, 08/18/26 (Call 06/18/26)	USD	110	100,971
3.90%, 08/08/29 (Call 05/08/29)(b)	USD	75	64,804
LBM Acquisition LLC, 6.25%, 01/15/29
(Call 01/15/24)(a)	USD	95	75,050
LCM Investments Holdings II LLC 4.88%, 05/01/29 (Call 05/01/24)(a)	USD	125	104,407
8.25%, 08/01/31 (Call 08/01/26)(a)	USD	40	38,180
LCPR Senior Secured Financing DAC 5.13%, 07/15/29 (Call 07/15/24)(a)	USD	75	59,248
6.75%, 10/15/27 (Call 12/01/23)(a)	USD	115	104,075
LD Holdings Group LLC 6.13%, 04/01/28 (Call 04/01/24)(a)	USD	40	22,412
6.50%, 11/01/25 (Call 12/01/23)(a)	USD	50	40,403
Legacy LifePoint Health LLC, 4.38%, 02/15/27
(Call 12/01/23)(a)(b)	USD	60	49,575
Level 3 Financing Inc. 3.40%, 03/01/27 (Call 01/01/27)(a)	USD	75	69,281
3.63%, 01/15/29 (Call 01/15/24)(a)	USD	85	43,846
3.75%, 07/15/29 (Call 01/15/24)(a)	USD	90	45,844
3.88%, 11/15/29 (Call 08/15/29)(a)	USD	75	66,187
4.25%, 07/01/28 (Call 12/01/23)(a)	USD	125	70,625
4.63%, 09/15/27 (Call 12/01/23)(a)	USD	95	64,018
10.50%, 05/15/30 (Call 05/15/26)(a)	USD	70	69,818
Liberty Mutual Group Inc.
4.13%, 12/15/51 (Call 09/15/26), (5-year CMT + 3.315%)(a)(d)	USD	50	39,701
4.30%, 02/01/61 (Call 02/01/26)(a)	USD	75	39,282
Life Time Inc. 5.75%, 01/15/26 (Call 12/01/23)(a)	USD	103	99,827
8.00%, 04/15/26 (Call 12/01/23)(a)(b)	USD	45	43,875
Lifepoint Health Inc., 5.38%, 01/15/29
(Call 01/15/24)(a)	USD	45	27,281
LifePoint Health Inc. 9.88%, 08/15/30 (Call 08/15/26)	USD	90	81,454
11.00%, 10/15/30 (Call 10/15/26)(a)	USD	79	74,363
Light & Wonder International Inc. 7.00%, 05/15/28 (Call 12/01/23)(a)	USD	55	53,715
7.25%, 11/15/29 (Call 11/15/24)(a)	USD	50	48,406

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) October 31, 2023	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
7.50%, 09/01/31 (Call 09/01/26)(a)	USD	50	$48,874
Lithia Motors Inc. 3.88%, 06/01/29 (Call 06/01/24)(a)	USD	80	66,168
4.38%, 01/15/31 (Call 10/15/25)(a)	USD	50	40,500
4.63%, 12/15/27 (Call 12/01/23)(a)	USD	25	22,506
Live Nation Entertainment Inc. 3.75%, 01/15/28 (Call 01/15/24)(a)	USD	45	39,410
4.75%, 10/15/27 (Call 12/01/23)(a)(b)	USD	95	86,827
4.88%, 11/01/24 (Call 12/01/23)(a)	USD	50	48,817
6.50%, 05/15/27 (Call 12/01/23)(a)	USD	110	107,006
Lumen Technologies Inc. 4.00%, 02/15/27 (Call 12/01/23)(a)	USD	125	84,312
4.50%, 01/15/29 (Call 01/15/24)(a)	USD	80	23,281
Macy’s Retail Holdings LLC 5.88%, 04/01/29 (Call 04/01/24)(a)(b)	USD	40	35,264
5.88%, 03/15/30 (Call 03/15/25)(a)(b)	USD	35	29,608
6.13%, 03/15/32 (Call 03/15/27)(a)(b)	USD	45	37,219
Madison IAQ LLC 4.13%, 06/30/28 (Call 06/30/24)(a)	USD	75	62,625
5.88%, 06/30/29 (Call 06/30/24)(a)	USD	105	81,375
Matador Resources Co. 5.88%, 09/15/26 (Call 11/16/23)	USD	50	48,184
6.88%, 04/15/28 (Call 04/15/25)(a)	USD	45	43,999
Match Group Holdings II LLC 3.63%, 10/01/31 (Call 10/01/26)(a)(b)	USD	35	26,887
4.13%, 08/01/30 (Call 05/01/25)(a)	USD	60	48,949
4.63%, 06/01/28 (Call 12/01/23)(a)	USD	60	53,641
5.00%, 12/15/27 (Call 12/01/23)(a)	USD	50	46,143
Mauser Packaging Solutions Holding Co. 7.88%, 08/15/26 (Call 08/15/24)(a)	USD	275	257,469
9.25%, 04/15/27 (Call 10/15/24)(a)	USD	135	112,064
McGraw-Hill Education Inc.
5.75%, 08/01/28 (Call 08/01/24)(a)	USD	75	63,244
8.00%, 08/01/29 (Call 08/01/24)(a)	USD	80	65,824
Meritage Homes Corp., 6.00%, 06/01/25
(Call 03/01/25)	USD	23	22,540
MGM Resorts International 4.63%, 09/01/26 (Call 06/01/26)(b)	USD	57	53,010
4.75%, 10/15/28 (Call 07/15/28)	USD	65	56,779
5.50%, 04/15/27 (Call 01/15/27)	USD	61	56,883
5.75%, 06/15/25 (Call 03/15/25)	USD	65	63,571
6.75%, 05/01/25 (Call 12/01/23)	USD	60	59,672
Michaels Companies Inc. (The) 5.25%, 05/01/28 (Call 11/13/23)(a)(b)	USD	90	64,797
7.88%, 05/01/29 (Call 05/01/24)(a)	USD	115	64,170
Midcap Financial Issuer Trust 5.63%, 01/15/30 (Call 01/15/25)(a)	USD	50	38,716
6.50%, 05/01/28 (Call 05/01/24)(a)	USD	90	76,698
Minerva Merger Sub Inc., 6.50%, 02/15/30
(Call 02/15/25)(a)	USD	240	195,300
ModivCare Escrow Issuer Inc., 5.00%, 10/01/29
(Call 10/01/24)(a)	USD	60	43,713
ModivCare Inc., 5.88%, 11/15/25 (Call 12/01/23)(a)	USD	50	47,480
Mohegan Gaming & Entertainment, 8.00%, 02/01/26 (Call 12/01/23)(a)	USD	100	91,875
Molina Healthcare Inc.
3.88%, 11/15/30 (Call 08/17/30)(a)	USD	75	61,189
3.88%, 05/15/32 (Call 02/15/32)(a)	USD	85	67,109
4.38%, 06/15/28 (Call 12/01/23)(a)	USD	55	49,184

Security		Par (000)	Value

United States (continued)
Moss Creek Resources Holdings Inc. 7.50%, 01/15/26 (Call 12/01/23)(a)	USD	55	$52,653
10.50%, 05/15/27 (Call 12/01/23)(a)	USD	50	49,438
Mozart Debt Merger Sub Inc. 3.88%, 04/01/29 (Call 10/01/24)(a)	USD	430	362,812
5.25%, 10/01/29 (Call 10/01/24)(a)(b)	USD	240	204,000
MPH Acquisition Holdings LLC 5.50%, 09/01/28 (Call 09/01/24)(a)	USD	100	83,712
5.75%, 11/01/28 (Call 12/01/23)(a)(b)	USD	115	85,723
MPT Operating Partnership LP/MPT Finance Corp. 3.33%, 03/24/25 (Call 12/24/24)	EUR	100	94,093
3.38%, 04/24/30 (Call 01/24/30)	GBP	125	91,381
3.50%, 03/15/31 (Call 03/15/26)	USD	110	66,550
4.63%, 08/01/29 (Call 08/01/24)(b)	USD	100	69,262
5.00%, 10/15/27 (Call 12/01/23)(b)	USD	135	104,406
5.25%, 08/01/26 (Call 12/01/23)	USD	40	34,400
Murphy Oil Corp. 5.88%, 12/01/27 (Call 11/16/23)	USD	30	28,832
6.38%, 07/15/28 (Call 07/15/24)	USD	60	57,971
Murphy Oil USA Inc. 3.75%, 02/15/31 (Call 02/15/26)(a)	USD	55	43,991
4.75%, 09/15/29 (Call 09/15/24)(b)	USD	25	22,171
Nabors Industries Inc. 5.75%, 02/01/25 (Call 11/01/24)	USD	45	43,720
7.38%, 05/15/27 (Call 05/15/24)(a)	USD	60	56,093
Nabors Industries Ltd., 7.25%, 01/15/26
(Call 12/01/23)(a)	USD	60	56,075
Nationstar Mortgage Holdings Inc. 5.13%, 12/15/30 (Call 12/15/25)(a)(b)	USD	55	44,839
5.50%, 08/15/28 (Call 12/01/23)(a)(b)	USD	75	66,436
5.75%, 11/15/31 (Call 11/15/26)(a)(b)	USD	85	70,378
6.00%, 01/15/27 (Call 12/01/23)(a)(b)	USD	65	60,462
Navient Corp. 4.88%, 03/15/28 (Call 06/15/27)	USD	55	45,458
5.00%, 03/15/27 (Call 09/15/26)	USD	85	74,276
5.50%, 03/15/29 (Call 06/15/28)	USD	65	52,573
6.75%, 06/25/25	USD	50	48,756
6.75%, 06/15/26	USD	50	47,398
9.38%, 07/25/30 (Call 10/25/29)(b)	USD	45	42,219
11.50%, 03/15/31 (Call 03/15/27)	USD	40	39,924
NCL Corp. Ltd. 3.63%, 12/15/24 (Call 11/14/23)(a)	USD	50	47,313
5.88%, 03/15/26 (Call 12/15/25)(a)	USD	155	139,112
5.88%, 02/15/27 (Call 02/15/24)(a)	USD	95	87,514
7.75%, 02/15/29 (Call 11/15/28)(a)	USD	55	47,999
8.13%, 01/15/29 (Call 01/15/26)(a)	USD	65	63,537
8.38%, 02/01/28 (Call 02/01/25)(a)	USD	65	64,261
NCL Finance Ltd., 6.13%, 03/15/28
(Call 12/15/27)(a)	USD	35	29,315
NCR Atleos Escrow Corp., 9.50%, 04/01/29
(Call 10/01/26)(a)	USD	125	122,529
NCR Corp. 5.00%, 10/01/28 (Call 12/01/23)(a)	USD	70	60,462
5.13%, 04/15/29 (Call 04/15/24)(a)	USD	110	94,889
5.25%, 10/01/30 (Call 10/01/25)(a)	USD	40	33,157
Neptune Bidco U.S. Inc., 9.29%, 04/15/29
(Call 10/15/25)(a)	USD	270	238,396
New Fortress Energy Inc.
6.50%, 09/30/26 (Call 12/01/23)(a)	USD	135	120,825
6.75%, 09/15/25 (Call 11/21/23)(a)	USD	125	115,937

68	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Newell Brands Inc. 4.88%, 06/01/25 (Call 05/01/25)	USD	50	$47,761
5.20%, 04/01/26 (Call 01/01/26)(b)	USD	195	183,864
6.38%, 09/15/27 (Call 06/15/27)(b)	USD	35	32,767
6.63%, 09/15/29 (Call 06/15/29)(b)	USD	60	55,200
Newfold Digital Holdings Group Inc., 11.75%, 10/15/28 (Call 10/15/25)(a)	USD	30	30,303
News Corp. 3.88%, 05/15/29 (Call 05/15/24)(a)	USD	85	72,758
5.13%, 02/15/32 (Call 02/15/27)(a)	USD	60	51,693
Nexstar Media Inc. 4.75%, 11/01/28 (Call 11/13/23)(a)(b)	USD	95	79,680
5.63%, 07/15/27 (Call 11/13/23)(a)	USD	175	157,510
NextEra Energy Operating Partners LP 3.88%, 10/15/26 (Call 07/15/26)(a)	USD	50	45,453
4.50%, 09/15/27 (Call 06/15/27)(a)	USD	35	31,316
NFP Corp. 4.88%, 08/15/28 (Call 12/01/23)(a)	USD	60	52,712
6.88%, 08/15/28 (Call 12/01/23)(a)	USD	195	166,656
NGL Energy Operating LLC/NGL Energy Finance
Corp., 7.50%, 02/01/26 (Call 12/01/23)(a)	USD	195	190,369
NMG Holding Co. Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26 (Call 12/01/23)(a)	USD	110	102,826
Nordstrom Inc. 4.25%, 08/01/31 (Call 05/01/31)(b)	USD	25	18,315
4.38%, 04/01/30 (Call 01/01/30)(b)	USD	55	42,620
Northern Oil and Gas Inc. 8.13%, 03/01/28 (Call 03/01/24)(a)	USD	50	49,252
8.75%, 06/15/31 (Call 06/15/26)(a)	USD	65	64,752
NortonLifeLock Inc. 6.75%, 09/30/27 (Call 09/30/24)(a)	USD	85	82,875
7.13%, 09/30/30 (Call 09/30/25)(a)(b)	USD	65	63,272
Novelis Corp. 3.25%, 11/15/26 (Call 12/01/23)(a)	USD	65	57,931
3.88%, 08/15/31 (Call 08/15/26)(a)	USD	70	54,547
4.75%, 01/30/30 (Call 01/30/25)(a)	USD	145	123,250
Novelis Sheet Ingot GmbH, 3.38%, 04/15/29
(Call 04/15/24)(c)	EUR	100	89,737
NRG Energy Inc.
3.38%, 02/15/29 (Call 02/15/24)(a)	USD	35	28,473
3.63%, 02/15/31 (Call 02/15/26)(a)(b)	USD	105	79,237
3.88%, 02/15/32 (Call 02/15/27)(a)	USD	120	89,412
5.25%, 06/15/29 (Call 06/15/24)(a)	USD	65	57,671
5.75%, 01/15/28 (Call 11/16/23)	USD	55	51,548
NuStar Logistics LP
5.63%, 04/28/27 (Call 01/28/27)	USD	45	42,533
5.75%, 10/01/25 (Call 07/01/25)	USD	55	53,270
6.00%, 06/01/26 (Call 03/01/26)	USD	60	58,023
6.38%, 10/01/30 (Call 04/01/30)	USD	60	55,570
Office Properties Income Trust 3.45%, 10/15/31 (Call 07/15/31)	USD	45	22,219
4.50%, 02/01/25 (Call 11/01/24)	USD	45	38,802
OI European Group BV 4.75%, 02/15/30 (Call 11/15/24)(a)(b)	USD	40	33,959
6.25%, 05/15/28 (Call 05/15/25)(c)	EUR	100	104,597
Olin Corp. 5.00%, 02/01/30 (Call 02/01/24)(b)	USD	50	42,817
5.13%, 09/15/27 (Call 12/01/23)	USD	40	36,775
5.63%, 08/01/29 (Call 08/01/24)(b)	USD	60	54,882
Olympus Water U.S. Holding Corp. 3.88%, 10/01/28 (Call 10/01/24)(c)	EUR	100	86,593

Security		Par (000)	Value

United States (continued)
4.25%, 10/01/28 (Call 10/01/24)(a)	USD	125	$99,531
9.75%, 11/15/28 (Call 06/01/25)(a)	USD	200	195,135
OneMain Finance Corp. 3.50%, 01/15/27 (Call 01/15/24)	USD	75	63,375
3.88%, 09/15/28 (Call 09/15/24)	USD	60	47,604
4.00%, 09/15/30 (Call 09/15/25)(b)	USD	75	55,185
5.38%, 11/15/29 (Call 05/15/29)	USD	70	57,674
6.63%, 01/15/28 (Call 07/15/27)(b)	USD	60	54,825
6.88%, 03/15/25	USD	120	118,347
7.13%, 03/15/26	USD	160	155,364
9.00%, 01/15/29 (Call 07/15/25)(b)	USD	60	58,500
Organon & Co./Organon Foreign Debt Co.-Issuer BV
4.13%, 04/30/28 (Call 04/30/24)(a)	USD	200	172,755
5.13%, 04/30/31 (Call 04/30/26)(a)	USD	200	156,445
2.88%, 04/30/28 (Call 04/30/24)(c)	EUR	150	136,377
Outfront Media Capital LLC/Outfront Media Capital Corp.
4.25%, 01/15/29 (Call 01/15/24)(a)(b)	USD	60	48,908
4.63%, 03/15/30 (Call 03/15/25)(a)(b)	USD	50	40,193
5.00%, 08/15/27 (Call 11/13/23)(a)(b)	USD	55	48,813
6.25%, 06/15/25 (Call 12/01/23)(a)	USD	40	39,472
Owens & Minor Inc. 4.50%, 03/31/29 (Call 03/31/24)(a)	USD	50	40,321
6.63%, 04/01/30 (Call 04/01/25)(a)(b)	USD	50	43,809
Owens-Brockway Glass Container Inc. 6.63%, 05/13/27 (Call 12/01/23)(a)	USD	60	57,000
7.25%, 05/15/31 (Call 05/15/26)(a)	USD	80	73,100
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer Inc.
4.00%, 10/15/27 (Call 12/01/23)(a)(b)	USD	90	79,262
4.38%, 10/15/28 (Call 10/15/24)(a)(b)	USD	40	34,150
Paramount Global 6.25%, 02/28/57 (Call 02/28/27),
(3-mo. LIBOR US + 3.899%)(d)	USD	80	57,702
6.38%, 03/30/62 (Call 03/30/27),
(5-year CMT + 3.999%)(b)(d)	USD	95	69,616
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer 4.88%, 05/15/29 (Call 05/15/24)(a)	USD	70	58,630
5.88%, 10/01/28 (Call 12/01/23)(a)(b)	USD	75	67,373
7.50%, 06/01/25 (Call 12/01/23)(a)	USD	60	59,473
PBF Holding Co. LLC/PBF Finance Corp. 6.00%, 02/15/28 (Call 12/01/23)	USD	70	64,570
7.88%, 09/15/30 (Call 09/15/26)(a)	USD	50	48,408
PennyMac Financial Services Inc. 4.25%, 02/15/29 (Call 02/15/24)(a)	USD	75	61,302
5.38%, 10/15/25 (Call 12/01/23)(a)	USD	50	47,447
5.75%, 09/15/31 (Call 09/15/26)(a)	USD	45	36,855
Penske Automotive Group Inc. 3.50%, 09/01/25 (Call 11/13/23)(b)	USD	55	52,388
3.75%, 06/15/29 (Call 06/15/24)	USD	50	41,343
Performance Food Group Inc. 4.25%, 08/01/29 (Call 08/01/24)(a)	USD	105	88,757
5.50%, 10/15/27 (Call 12/01/23)(a)	USD	120	112,150
Permian Resources Operating LLC, 7.00%, 01/15/32 (Call 01/15/27)(a)(b)	USD	40	38,817
Perrigo Finance Unlimited Co. 3.90%, 12/15/24 (Call 09/15/24)	USD	65	62,969
4.38%, 03/15/26 (Call 12/15/25)	USD	65	60,990
4.65%, 06/15/30 (Call 03/15/30)	USD	85	70,959

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) October 31, 2023	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
PetSmart Inc./PetSmart Finance Corp. 4.75%, 02/15/28 (Call 02/15/24)(a)	USD	100	$88,491
7.75%, 02/15/29 (Call 02/15/24)(a)	USD	125	115,156
PG&E Corp. 5.00%, 07/01/28 (Call 11/13/23)(b)	USD	85	77,015
5.25%, 07/01/30 (Call 07/01/25)(b)	USD	105	92,260
Picasso Finance Sub Inc., 6.13%, 06/15/25
(Call 11/16/23)(a)	USD	55	54,109
Pilgrim’s Pride Corp. 3.50%, 03/01/32 (Call 09/01/26)	USD	75	57,135
4.25%, 04/15/31 (Call 04/15/26)	USD	90	74,130
6.25%, 07/01/33 (Call 04/01/33)	USD	100	91,994
6.88%, 05/15/34 (Call 02/15/34)	USD	18	17,070
Post Holdings Inc. 4.50%, 09/15/31 (Call 09/15/26)(a)	USD	100	80,992
4.63%, 04/15/30 (Call 04/15/25)(a)(b)	USD	130	109,026
5.50%, 12/15/29 (Call 12/15/24)(a)	USD	130	114,887
5.63%, 01/15/28 (Call 11/16/23)(a)	USD	90	83,626
5.75%, 03/01/27 (Call 11/16/23)(a)	USD	50	47,579
PRA Group Inc., 8.38%, 02/01/28
(Call 02/01/25)(a)(b)	USD	40	32,900
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.
5.63%, 09/01/29 (Call 09/01/24)(a)	USD	65	45,546
5.88%, 09/01/31 (Call 09/01/26)(a)	USD	85	57,163
Presidio Holdings Inc. 4.88%, 02/01/27 (Call 12/01/23)(a)	USD	50	45,655
8.25%, 02/01/28 (Call 12/01/23)(a)	USD	55	52,169
Prestige Brands Inc. 3.75%, 04/01/31 (Call 04/01/26)(a)	USD	60	47,475
5.13%, 01/15/28 (Call 12/01/23)(a)(b)	USD	35	32,269
Prime Security Services Borrower LLC/Prime Finance Inc.
3.38%, 08/31/27 (Call 08/31/26)(a)	USD	80	70,360
5.75%, 04/15/26(a)	USD	135	130,950
6.25%, 01/15/28 (Call 12/01/23)(a)(b)	USD	130	120,645
PTC Inc. 3.63%, 02/15/25 (Call 12/01/23)(a)	USD	50	48,113
4.00%, 02/15/28 (Call 12/01/23)(a)	USD	50	44,484
QVC Inc. 4.38%, 09/01/28 (Call 06/01/28)	USD	65	32,500
4.45%, 02/15/25 (Call 11/15/24)	USD	60	51,637
4.75%, 02/15/27 (Call 11/15/26)	USD	45	25,538
Rackspace Technology Global Inc. 3.50%, 02/15/28 (Call 02/15/24)(a)(b)	USD	45	19,854
5.38%, 12/01/28 (Call 12/01/23)(a)	USD	45	13,106
Radiate Holdco LLC/Radiate Finance Inc. 4.50%, 09/15/26 (Call 12/01/23)(a)	USD	90	68,791
6.50%, 09/15/28 (Call 12/01/23)(a)	USD	90	44,550
Radiology Partners Inc., 9.25%, 02/01/28
(Call 12/01/23)(a)	USD	60	22,826
Range Resources Corp. 4.75%, 02/15/30 (Call 02/15/25)(a)	USD	35	31,019
4.88%, 05/15/25 (Call 02/15/25)	USD	70	68,075
8.25%, 01/15/29 (Call 01/15/24)	USD	55	56,306
Realogy Group LLC/Realogy Co-Issuer Corp. 5.25%, 04/15/30 (Call 04/15/25)(a)	USD	5	3,081
5.75%, 01/15/29 (Call 01/15/24)(a)	USD	6	3,720
RegionalCare Hospital Partners Holdings Inc./LifePoint Health Inc.,
9.75%, 12/01/26 (Call 12/01/23)(a)(b)	USD	130	121,225

Security		Par (000)	Value

United States (continued)
Resorts World Las Vegas LLC/RWLV Capital Inc.
4.63%, 04/16/29 (Call 01/16/29)(a)	USD	100	$76,505
8.45%, 07/27/30 (Call 05/27/30)(a)	USD	50	46,242
RHP Hotel Properties LP/RHP Finance Corp.
4.50%, 02/15/29 (Call 02/15/24)(a)	USD	45	38,288
4.75%, 10/15/27 (Call 12/01/23)	USD	65	59,069
7.25%, 07/15/28 (Call 07/15/25)	USD	40	38,888
Rite Aid Corp., 8.00%, 11/15/26 (Call 12/01/23)(a)(b)	USD	54	37,969
RLJ Lodging Trust LP 3.75%, 07/01/26 (Call 12/01/23)(a)	USD	50	45,099
4.00%, 09/15/29 (Call 09/15/24)(a)(b)	USD	65	52,975
ROBLOX Corp., 3.88%, 05/01/30 (Call 11/01/24)(a)	USD	90	73,027
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc.
2.88%, 10/15/26 (Call 12/01/23)(a)	USD	120	104,437
3.63%, 03/01/29 (Call 03/01/24)(a)	USD	55	44,727
3.88%, 03/01/31 (Call 03/01/26)(a)(b)	USD	105	81,287
4.00%, 10/15/33 (Call 10/15/27)(a)(b)	USD	90	66,118
Rockies Express Pipeline LLC
3.60%, 05/15/25 (Call 04/15/25)(a)	USD	35	33,119
4.95%, 07/15/29 (Call 04/15/29)(a)	USD	45	39,606
RP Escrow Issuer LLC, 5.25%, 12/15/25 (Call 12/01/23)(a)(b)	USD	70	49,875
Sabre GLBL Inc., 11.25%, 12/15/27
(Call 06/15/25)(a)(b)	USD	60	53,168
Sabre Global Inc., 8.63%, 06/01/27
(Call 03/01/25)(a)	USD	75	61,843
SBA Communications Corp.
3.13%, 02/01/29 (Call 02/01/24)(b)	USD	165	136,278
3.88%, 02/15/27 (Call 11/13/23)	USD	145	131,769
SCIH Salt Holdings Inc.
4.88%, 05/01/28 (Call 05/01/24)(a)(b)	USD	100	86,731
6.63%, 05/01/29 (Call 05/01/24)(a)(b)	USD	75	62,812
SCIL IV LLC/SCIL USA Holdings LLC, 9.50%,
07/15/28 (Call 07/15/25)(c)	EUR	100	106,878
Scotts Miracle-Gro Co. (The)
4.00%, 04/01/31 (Call 04/01/26)(b)	USD	45	33,464
4.38%, 02/01/32 (Call 08/01/26)	USD	40	29,316
4.50%, 10/15/29 (Call 10/15/24)	USD	45	35,549
Scripps Escrow II Inc., 3.88%, 01/15/29
(Call 01/15/24)(a)(b)	USD	45	34,180
Scripps Escrow Inc., 5.88%, 07/15/27
(Call 12/01/23)(a)(b)	USD	35	26,163
Seagate HDD Cayman
4.09%, 06/01/29 (Call 03/01/29)(b)	USD	35	29,943
4.88%, 06/01/27 (Call 03/01/27)	USD	60	56,250
8.25%, 12/15/29 (Call 07/15/26)(a)	USD	55	55,977
8.50%, 07/15/31 (Call 07/15/26)(a)(b)	USD	65	66,219
9.63%, 12/01/32 (Call 12/01/27)(a)	USD	97	103,861
Sealed Air Corp.
4.00%, 12/01/27 (Call 09/01/27)(a)(b)	USD	48	42,343
5.00%, 04/15/29 (Call 04/15/25)(a)(b)	USD	60	53,336
5.13%, 12/01/24 (Call 09/01/24)(a)	USD	30	29,438
5.50%, 09/15/25 (Call 06/15/25)(a)	USD	35	33,959
Sealed Air Corp./Sealed Air Corp. US, 6.13%,
02/01/28 (Call 02/01/25)(a)	USD	70	66,587
Select Medical Corp., 6.25%, 08/15/26
(Call 12/01/23)(a)(b)	USD	115	112,053

70	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Sensata Technologies BV 4.00%, 04/15/29 (Call 04/15/24)(a)	USD	95	$80,750
5.00%, 10/01/25(a)	USD	70	68,032
5.63%, 11/01/24(a)	USD	25	24,762
5.88%, 09/01/30 (Call 09/01/25)(a)	USD	50	45,540
Sensata Technologies Inc. 3.75%, 02/15/31 (Call 02/15/26)(a)(b)	USD	80	63,976
4.38%, 02/15/30 (Call 11/15/29)(a)	USD	50	42,285
Service Corp. International/U.S. 3.38%, 08/15/30 (Call 08/15/25)	USD	75	59,782
4.00%, 05/15/31 (Call 05/15/26)	USD	80	64,703
4.63%, 12/15/27 (Call 12/01/23)	USD	35	32,351
5.13%, 06/01/29 (Call 06/01/24)(b)	USD	75	68,705
Service Properties Trust 3.95%, 01/15/28 (Call 07/15/27)	USD	40	29,850
4.38%, 02/15/30 (Call 08/15/29)	USD	35	24,172
4.75%, 10/01/26 (Call 08/01/26)	USD	50	42,367
4.95%, 02/15/27 (Call 08/15/26)	USD	45	37,519
4.95%, 10/01/29 (Call 07/01/29)	USD	60	43,215
5.50%, 12/15/27 (Call 09/15/27)	USD	40	33,793
7.50%, 09/15/25 (Call 06/15/25)	USD	100	97,158
Silgan Holdings Inc. 3.25%, 03/15/25 (Call 11/30/23)	EUR	100	102,858
4.13%, 02/01/28 (Call 11/16/23)	USD	60	53,318
Sinclair Television Group Inc. 4.13%, 12/01/30 (Call 12/01/25)(a)	USD	80	49,643
5.50%, 03/01/30 (Call 12/01/24)(a)(b)	USD	40	21,250
Sirius XM Radio Inc. 3.13%, 09/01/26 (Call 12/01/23)(a)	USD	90	80,709
3.88%, 09/01/31 (Call 09/01/26)(a)(b)	USD	140	105,350
4.00%, 07/15/28 (Call 07/15/24)(a)(b)	USD	200	170,000
4.13%, 07/01/30 (Call 07/01/25)(a)	USD	130	103,187
5.00%, 08/01/27 (Call 12/01/23)(a)	USD	140	128,389
5.50%, 07/01/29 (Call 07/01/24)(a)	USD	130	115,212
Six Flags Entertainment Corp. 5.50%, 04/15/27 (Call 12/01/23)(a)	USD	40	36,252
7.25%, 05/15/31 (Call 05/15/26)(a)(b)	USD	75	69,000
SLM Corp. 3.13%, 11/02/26 (Call 10/02/26)	USD	50	43,713
4.20%, 10/29/25 (Call 09/29/25)	USD	50	46,604
SM Energy Co. 6.50%, 07/15/28 (Call 07/15/24)	USD	30	28,840
6.63%, 01/15/27 (Call 12/01/23)	USD	60	58,485
Sonic Automotive Inc. 4.63%, 11/15/29 (Call 11/15/24)(a)(b)	USD	40	33,300
4.88%, 11/15/31 (Call 11/15/26)(a)(b)	USD	77	61,311
Sotheby’s, 7.38%, 10/15/27 (Call 11/13/23)(a)	USD	75	66,994
Southwestern Energy Co. 4.75%, 02/01/32 (Call 02/01/27)(b)	USD	100	85,987
5.38%, 02/01/29 (Call 02/01/24)(b)	USD	75	69,320
5.38%, 03/15/30 (Call 03/15/25)	USD	115	105,512
Spectrum Brands Inc., 3.88%, 03/15/31 (Call 03/15/26)(a)(b)	USD	55	44,069
Spirit AeroSystems Inc. 4.60%, 06/15/28 (Call 03/15/28)(b)	USD	60	47,462
7.50%, 04/15/25 (Call 12/01/23)(a)	USD	125	124,687
9.38%, 11/30/29 (Call 11/30/25)(a)	USD	80	82,176
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 09/20/25 (Call 11/14/23)(a)	USD	95	70,063
SRM Escrow Issuer LLC, 6.00%, 11/01/28 (Call 12/01/23)(a)	USD	120	110,844

Security		Par (000)	Value

United States (continued)
SRS Distribution Inc. 4.63%, 07/01/28 (Call 07/01/24)(a)	USD	65	$56,841
6.00%, 12/01/29 (Call 12/01/24)(a)	USD	60	49,950
6.13%, 07/01/29 (Call 07/01/24)(a)	USD	50	41,875
SS&C Technologies Inc., 5.50%, 09/30/27 (Call 12/01/23)(a)(b)	USD	175	164,281
Stagwell Global LLC, 5.63%, 08/15/29 (Call 08/15/24)(a)	USD	110	90,914
Standard Industries Inc./NJ 2.25%, 11/21/26 (Call 08/21/26)(c)	EUR	100	92,483
3.38%, 01/15/31 (Call 07/15/25)(a)	USD	120	90,761
4.38%, 07/15/30 (Call 07/15/25)(a)	USD	160	130,746
4.75%, 01/15/28 (Call 12/01/23)(a)	USD	85	76,097
5.00%, 02/15/27 (Call 12/01/23)(a)	USD	80	73,941
Staples Inc. 7.50%, 04/15/26 (Call 12/01/23)(a)	USD	200	163,000
10.75%, 04/15/27 (Call 12/01/23)(a)	USD	85	47,444
Star Parent Inc., 9.00%, 10/01/30 (Call 10/01/26)(a)	USD	100	99,190
Starwood Property Trust Inc. 3.63%, 07/15/26 (Call 01/15/26)(a)	USD	50	44,006
3.75%, 12/31/24 (Call 09/30/24)(a)	USD	50	47,227
4.38%, 01/15/27 (Call 07/15/26)(a)	USD	70	60,121
Station Casinos LLC 4.50%, 02/15/28 (Call 12/01/23)(a)	USD	70	60,280
4.63%, 12/01/31 (Call 06/01/31)(a)(b)	USD	55	43,308
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31 (Call 06/01/26)(a)	USD	75	62,418
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29 (Call 11/13/23)(a)	USD	65	58,906
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 9.00%, 10/15/26 (Call 12/01/23)(a)(h)	USD	75	72,000
Sunoco LP/Sunoco Finance Corp. 4.50%, 05/15/29 (Call 05/15/24)	USD	75	64,868
4.50%, 04/30/30 (Call 04/30/25)	USD	83	71,006
5.88%, 03/15/28 (Call 12/01/23)	USD	50	47,272
6.00%, 04/15/27 (Call 12/01/23)	USD	50	48,082
7.00%, 09/15/28 (Call 09/15/25)(a)	USD	45	43,894
Synchrony Financial, 7.25%, 02/02/33 (Call 11/02/32)	USD	85	72,231
Talen Energy Supply LLC, 8.63%, 06/01/30 (Call 06/01/26)(a)	USD	135	137,556
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 5.50%, 01/15/28 (Call 12/01/23)(a)	USD	70	61,600
6.00%, 03/01/27 (Call 12/01/23)(a)	USD	40	36,669
6.00%, 12/31/30 (Call 12/31/25)(a)	USD	65	54,887
6.00%, 09/01/31 (Call 09/01/26)(a)	USD	55	46,338
7.50%, 10/01/25 (Call 12/01/23)(a)	USD	50	49,296
Taylor Morrison Communities Inc. 5.13%, 08/01/30 (Call 02/01/30)(a)(b)	USD	70	58,660
5.75%, 01/15/28 (Call 10/15/27)(a)	USD	40	36,456
5.88%, 06/15/27 (Call 03/15/27)(a)	USD	35	32,813
TEGNA Inc. 4.63%, 03/15/28 (Call 12/01/23)	USD	100	86,250
4.75%, 03/15/26 (Call 12/01/23)(a)	USD	55	51,597
5.00%, 09/15/29 (Call 09/15/24)	USD	95	79,562
Teleflex Inc., 4.25%, 06/01/28 (Call 12/01/23)(a)	USD	90	79,673

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) October 31, 2023	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Tempur Sealy International Inc., 3.88%, 10/15/31 (Call 10/15/26)(a)	USD	125	$93,594
Tenet Healthcare Corp. 4.25%, 06/01/29 (Call 06/01/24)	USD	125	106,860
4.38%, 01/15/30 (Call 12/01/24)	USD	130	110,012
4.63%, 06/15/28 (Call 11/16/23)	USD	75	66,778
4.88%, 01/01/26 (Call 11/16/23)	USD	200	191,922
5.13%, 11/01/27 (Call 11/16/23)	USD	145	133,969
6.13%, 10/01/28 (Call 12/01/23)(b)	USD	235	217,669
6.13%, 06/15/30 (Call 06/15/25)(b)	USD	185	171,628
6.25%, 02/01/27 (Call 11/16/23)	USD	160	153,901
6.75%, 05/15/31 (Call 05/15/26)(a)(b)	USD	130	123,337
Tenneco Inc., 8.00%, 11/17/28 (Call 11/17/24)(a)	USD	200	160,500
TerraForm Power Operating LLC 4.75%, 01/15/30 (Call 01/15/25)(a)	USD	60	50,700
5.00%, 01/31/28 (Call 07/31/27)(a)	USD	85	77,459
Terrier Media Buyer Inc., 8.88%, 12/15/27 (Call 11/13/23)(a)(b)	USD	90	70,067
TKC Holdings Inc. 6.88%, 05/15/28 (Call 05/15/24)(a)	USD	35	30,188
10.50%, 05/15/29 (Call 05/15/24)(a)	USD	75	60,232
TransDigm Inc. 4.63%, 01/15/29 (Call 01/15/24)	USD	100	86,232
4.88%, 05/01/29 (Call 05/01/24)	USD	70	60,693
5.50%, 11/15/27 (Call 12/01/23)(b)	USD	245	228,046
6.25%, 03/15/26 (Call 12/01/23)(a)	USD	430	420,174
6.75%, 08/15/28 (Call 02/15/25)(a)	USD	195	188,906
6.88%, 12/15/30 (Call 08/18/26)(a)	USD	150	144,937
7.50%, 03/15/27 (Call 12/01/23)	USD	60	59,920
Transocean Inc. 7.50%, 01/15/26 (Call 11/14/23)(a)	USD	35	33,525
8.75%, 02/15/30 (Call 02/15/26)(a)	USD	138	137,273
11.50%, 01/30/27 (Call 11/13/23)(a)	USD	60	62,438
Transocean Poseidon Ltd., 6.88%, 02/01/27 (Call 12/01/23)(a)	USD	53	51,450
Transocean Titan Financing Ltd., 8.38%, 02/01/28 (Call 02/01/25)(a)	USD	100	100,115
Travel + Leisure Co. 4.50%, 12/01/29 (Call 09/01/29)(a)(b)	USD	45	37,064
6.00%, 04/01/27 (Call 01/01/27)	USD	50	46,688
6.63%, 07/31/26 (Call 04/30/26)(a)	USD	60	58,194
Triumph Group Inc. 7.75%, 08/15/25 (Call 12/01/23)(b)	USD	52	49,400
9.00%, 03/15/28 (Call 03/15/25)(a)	USD	110	106,538
Tronox Inc., 4.63%, 03/15/29 (Call 03/15/24)(a)(b)	USD	105	82,425
Twilio Inc. 3.63%, 03/15/29 (Call 03/15/24)(b)	USD	50	41,563
3.88%, 03/15/31 (Call 03/15/26)(b)	USD	45	35,998
U.S. Foods Inc. 4.63%, 06/01/30 (Call 06/01/25)(a)	USD	55	46,956
4.75%, 02/15/29 (Call 02/15/24)(a)	USD	105	92,400
6.88%, 09/15/28 (Call 09/15/25)	USD	45	44,156
7.25%, 01/15/32 (Call 09/15/26)(a)	USD	45	44,216
Uber Technologies Inc. 4.50%, 08/15/29 (Call 08/15/24)(a)(b)	USD	135	119,137
6.25%, 01/15/28 (Call 11/13/23)(a)(b)	USD	60	57,821
7.50%, 05/15/25 (Call 12/01/23)(a)	USD	90	90,295
7.50%, 09/15/27 (Call 11/21/23)(a)	USD	125	125,312
8.00%, 11/01/26 (Call 12/01/23)(a)	USD	140	140,987
UGI International LLC, 2.50%, 12/01/29 (Call 12/01/24)(c)	EUR	100	85,582

Security		Par (000)	Value

United States (continued)
United Airlines Inc. 4.38%, 04/15/26 (Call 10/15/25)(a)	USD	225	$208,594
4.63%, 04/15/29 (Call 10/15/28)(a)	USD	190	160,455
United Rentals North America Inc. 3.75%, 01/15/32 (Call 07/15/26)	USD	80	63,846
3.88%, 11/15/27 (Call 11/13/23)	USD	75	68,791
3.88%, 02/15/31 (Call 08/15/25)	USD	100	82,412
4.00%, 07/15/30 (Call 07/15/25)(b)	USD	70	58,957
4.88%, 01/15/28 (Call 11/13/23)	USD	145	134,669
5.25%, 01/15/30 (Call 01/15/25)	USD	90	82,309
5.50%, 05/15/27 (Call 12/01/23)(b)	USD	47	45,336
United Wholesale Mortgage LLC 5.50%, 11/15/25 (Call 12/01/23)(a)	USD	75	71,389
5.50%, 04/15/29 (Call 04/15/24)(a)	USD	50	41,500
5.75%, 06/15/27 (Call 06/15/24)(a)	USD	60	54,596
Uniti Group LP/Uniti Fiber Holdings Inc./CSL Capital LLC, 6.00%, 01/15/30 (Call 01/15/25)(a)(b)	USD	75	46,331
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC 4.75%, 04/15/28 (Call 04/15/24)(a)	USD	40	31,925
6.50%, 02/15/29 (Call 02/15/24)(a)(b)	USD	105	67,790
10.50%, 02/15/28 (Call 09/15/25)(a)	USD	254	244,543
Univision Communications Inc. 4.50%, 05/01/29 (Call 05/01/24)(a)	USD	105	83,697
5.13%, 02/15/25 (Call 11/13/23)(a)	USD	112	109,225
6.63%, 06/01/27 (Call 11/13/23)(a)	USD	165	150,199
7.38%, 06/30/30 (Call 06/30/25)(a)	USD	90	79,260
8.00%, 08/15/28 (Call 08/15/25)(a)(b)	USD	65	61,591
USA Compression Partners LP/USA Compression Finance Corp. 6.88%, 04/01/26 (Call 12/01/23)	USD	65	62,937
6.88%, 09/01/27 (Call 12/01/23)	USD	80	76,400
Valaris Ltd., 8.38%, 04/30/30 (Call 04/30/26)(a)	USD	95	93,219
Valvoline Inc. 3.63%, 06/15/31 (Call 06/15/26)(a)	USD	75	57,000
4.25%, 02/15/30 (Call 02/15/25)(a)(b)	USD	35	34,374
Vector Group Ltd. 5.75%, 02/01/29 (Call 02/01/24)(a)	USD	70	59,405
10.50%, 11/01/26 (Call 12/01/23)(a)	USD	45	44,960
Venture Global Calcasieu Pass LLC 3.88%, 11/01/33 (Call 05/01/33)(a)	USD	130	98,200
6.25%, 01/15/30 (Call 10/15/29)(a)	USD	90	84,647
3.88%, 08/15/29 (Call 02/15/29)(a)	USD	125	104,062
4.13%, 08/15/31 (Call 02/15/31)(a)	USD	110	88,623
Venture Global LNG Inc. 8.13%, 06/01/28 (Call 06/01/25)(a)(b)	USD	205	198,747
8.38%, 06/01/31 (Call 06/01/26)(a)	USD	215	204,250
9.50%, 02/01/29 (Call 11/01/28)(a)	USD	180	182,475
9.88%, 02/01/32 (Call 02/01/27)(a)	USD	150	152,175
Vericast Corp., 11.00%, 09/15/26 (Call 12/01/23)(a)	USD	126	133,245
Veritas U.S. Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25 (Call 12/01/23)(a)	USD	165	134,887
Verscend Escrow Corp., 9.75%, 08/15/26 (Call 12/01/23)(a)	USD	65	64,662
Viasat Inc., 7.50%, 05/30/31 (Call 05/30/26)(a)	USD	70	45,731
ViaSat Inc. 5.63%, 09/15/25 (Call 11/13/23)(a)	USD	65	60,384
5.63%, 04/15/27 (Call 11/13/23)(a)	USD	60	52,413
6.50%, 07/15/28 (Call 12/01/23)(a)	USD	50	35,445

72	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Viking Cruises Ltd. 5.88%, 09/15/27 (Call 12/01/23)(a)	USD	90	$81,081
7.00%, 02/15/29 (Call 02/15/24)(a)(b)	USD	50	45,250
9.13%, 07/15/31 (Call 07/15/26)(a)	USD	75	73,687
Vistra Operations Co. LLC 4.38%, 05/01/29 (Call 05/01/24)(a)	USD	110	93,392
5.00%, 07/31/27 (Call 11/13/23)(a)	USD	115	105,699
5.50%, 09/01/26 (Call 11/13/23)(a)	USD	100	95,075
5.63%, 02/15/27 (Call 11/13/23)(a)	USD	120	112,950
7.75%, 10/15/31 (Call 10/15/26)(a)	USD	120	115,800
Vital Energy Inc., 9.75%, 10/15/30 (Call 10/15/26) .	USD	55	53,824
VOC Escrow Ltd., 5.00%, 02/15/28 (Call 12/01/23)(a)	USD	70	62,780
Weatherford International Ltd. 6.50%, 09/15/28 (Call 09/15/24)(a)	USD	46	46,345
8.63%, 04/30/30 (Call 10/30/24)(a)	USD	150	151,687
Wesco Aircraft Holdings Inc. 8.50%, 11/15/24 (Call 12/01/23)(a)	USD	74	2,812
9.00%, 11/15/26 (Call 12/01/23)(a)(b)	USD	89	7,120
WESCO Distribution Inc. 7.13%, 06/15/25 (Call 12/01/23)(a)	USD	80	80,030
7.25%, 06/15/28 (Call 12/01/23)(a)	USD	140	139,238
Western Digital Corp., 4.75%, 02/15/26 (Call 11/15/25)	USD	210	196,898
Williams Scotsman Inc., 7.38%, 10/01/31 (Call 10/01/26)(a)(b)	USD	45	44,246
Williams Scotsman International Inc., 4.63%, 08/15/28 (Call 12/01/23)(a)	USD	65	57,682
Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 08/15/28 (Call 12/01/23)(a)(b)	USD	125	97,406
WMG Acquisition Corp. 2.75%, 07/15/28 (Call 11/30/23)(c)	EUR	100	95,905
3.00%, 02/15/31 (Call 02/15/26)(a)(b)	USD	65	50,465
3.75%, 12/01/29 (Call 12/01/24)(a)	USD	70	58,757
3.88%, 07/15/30 (Call 07/15/25)(a)	USD	50	41,538
WR Grace Holdings LLC 4.88%, 06/15/27 (Call 12/01/23)(a)	USD	80	71,624
5.63%, 08/15/29 (Call 08/15/24)(a)	USD	95	73,625
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25%, 05/15/27 (Call 02/15/27)(a)(b)	USD	100	92,640
5.50%, 03/01/25 (Call 12/01/24)(a)	USD	77	75,599
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 5.13%, 10/01/29 (Call 07/01/29)(a)	USD	75	63,757
7.13%, 02/15/31 (Call 11/15/30)(a)(b)	USD	40	37,146
Xerox Holdings Corp. 5.00%, 08/15/25 (Call 07/15/25)(a)	USD	75	69,110
5.50%, 08/15/28 (Call 07/15/28)(a)	USD	65	50,213
XHR LP 4.88%, 06/01/29 (Call 06/01/24)(a)(b)	USD	35	29,681
6.38%, 08/15/25 (Call 11/13/23)(a)	USD	46	44,678
XPO Inc., 7.13%, 06/01/31 (Call 06/01/26)(a)	USD	50	48,688
Yum! Brands Inc. 3.63%, 03/15/31 (Call 12/15/30)(b)	USD	95	77,087
4.63%, 01/31/32 (Call 10/01/26)	USD	115	97,897
4.75%, 01/15/30 (Call 10/15/29)(a)	USD	75	66,829

Security		Par (000)	Value

United States (continued)
5.38%, 04/01/32 (Call 04/01/27)	USD	95	$85,049
Zayo Group Holdings Inc. 4.00%, 03/01/27 (Call 12/01/23)(a)(b)	USD	130	97,825
6.13%, 03/01/28 (Call 12/01/23)(a)	USD	115	75,900

			78,113,992

Total Corporate Bonds & Notes — 97.4% (Cost: $134,840,088)			119,565,419

Fixed Rate Loan Interests

United States — 0.0%
Curo Group Holdings Corp., Term Loan, (6.00% Cash + 12.00% PIK), 18.00%, 08/02/27(i)		$19	17,420

Total Fixed Rate Loan Interests — 0.0% (Cost: $18,239)			17,420

Total Long-Term Investments — 97.4% (Cost: $134,858,327)			119,582,839

		Shares

Short-Term Securities

Money Market Funds — 13.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(j)(k)(l)		15,483,888	15,490,082
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(j)(k)		710,000	710,000

Total Short-Term Securities — 13.2% (Cost: $16,191,470)			16,200,082

Total Investments — 110.6% (Cost: $151,049,797)			135,782,921

Liabilities in Excess of Other Assets — (10.6)%			(13,065,965)

Net Assets — 100.0%			$122,716,956

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)	Perpetual security with no stated maturity date.
(h)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(i)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period end.
(l)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) October 31, 2023	iShares® US & Intl High Yield Corp Bond ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$15,572,440	$—	$(88,858	)(a)	$(2,268)	$8,768	$15,490,082	15,483,888	$124,154	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,490,000	—	(780,000	)(a)	—	—	710,000	710,000	44,755		1

					$(2,268)	$8,768	$16,200,082		$168,909		$1

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Corporate Bonds & Notes	$—	$119,565,419	$—	$119,565,419
Fixed Rate Loan Interests	—	17,420	—	17,420
Short-Term Securities
Money Market Funds	16,200,082	—	—	16,200,082

	$16,200,082	$119,582,839	$—	$135,782,921

See notes to financial statements.

74	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

October 31, 2023

	iShares International High Yield Bond ETF	iShares J.P. Morgan EM Corporate Bond ETF	iShares J.P. Morgan EM High Yield Bond ETF	iShares J.P. Morgan EM Local Currency Bond ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$44,465,062	$406,570,958	$298,983,625	$457,887,885
Investments, at value — affiliated(c)	10,000	26,706,201	42,956,276	21,570,000
Cash	6,628	—	—	10,304
Foreign currency, at value(d)	653,495	5,332	1,287	6,311,077
Receivables:
Investments sold	704,925	4,017,262	3,513,777	2,007,996
Securities lending income — affiliated	—	17,361	19,503	—
Capital shares sold	—	926,056	—	—
Dividends — affiliated	25	13,949	10,940	23,319
Interest — unaffiliated	676,879	5,138,558	5,333,262	6,863,878
From custodian	—	—	—	1,046,419

Total assets	46,517,014	443,395,677	350,818,670	495,720,878

LIABILITIES
Bank overdraft	—	688,961	281,466	—
Collateral on securities loaned, at value	—	21,332,034	38,885,913	—
Payables:
Investments purchased	660,465	6,362,900	5,068,484	3,599,789
Capital shares redeemed	—	—	—	20,682,060
Deferred foreign capital gain tax	—	—	—	11,298
Investment advisory fees	15,952	176,796	130,393	127,584

Total liabilities	676,417	28,560,691	44,366,256	24,420,731

Commitments and contingent liabilities

NET ASSETS	$45,840,597	$414,834,986	$306,452,414	$471,300,147

NET ASSETS CONSIST OF
Paid-in capital	$56,889,681	$496,238,952	$476,885,293	$622,906,336
Accumulated loss	(11,049,084)	(81,403,966)	(170,432,879)	(151,606,189)

NET ASSETS	$45,840,597	$414,834,986	$306,452,414	$471,300,147

NET ASSETVALUE

Shares outstanding	1,000,000	10,000,000	9,150,000	13,600,000

Net asset value	$45.84	$41.48	$33.49	$34.65

Shares authorized	500 million	500 million	500 million	500 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Investments, at cost — unaffiliated	$50,390,879	$456,144,541	$377,470,327	$521,344,915
(b) Securities loaned, at value	$—	$20,354,680	$36,787,265	$—
(c) Investments, at cost — affiliated	$10,000	$26,693,268	$42,936,153	$21,570,000
(d) Foreign currency, at cost	$653,446	$5,415	$1,293	$6,789,513

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	75

Statements of Assets and Liabilities (continued)

October 31, 2023

iShares US&Intl High Yield Corp Bond ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$119,582,839
Investments, at value — affiliated(c)	16,200,082
Cash	61,999
Foreign currency, at value(d)	338,424
Receivables:
Investments sold	819,289
Securities lending income — affiliated	7,071
Dividends — unaffiliated	8
Dividends — affiliated	3,216
Interest — unaffiliated	2,050,413

Total assets	139,063,341

LIABILITIES
Collateral on securities loaned, at value	15,492,371
Payables:
Investments purchased	811,127
Investment advisory fees	42,887

Total liabilities	16,346,385

Commitments and contingent liabilities

NET ASSETS	$122,716,956

NET ASSETS CONSIST OF
Paid-in capital	$148,195,253
Accumulated loss	(25,478,297)

NET ASSETS	$122,716,956

NET ASSET VALUE
Shares outstanding	3,000,000

Net asset value	$40.91

Shares authorized	500 million

Par value	$0.001

(a) Investments, at cost — unaffiliated	$134,858,327
(b) Securities loaned, at value	$14,810,590
(c) Investments, at cost — affiliated	$16,191,470
(d) Foreign currency, at cost	$338,984

See notes to financial statements.

76	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended October 31, 2023

	iShares International High Yield Bond ETF	iShares J.P. Morgan EM Corporate Bond ETF	iShares J.P. Morgan EM High Yield Bond ETF	iShares J.P. Morgan EM Local Currency Bond ETF

INVESTMENT INCOME
Dividends — affiliated	$363	$133,484	$96,657	$90,739
Interest — unaffiliated	2,339,560	19,200,330	23,852,887	34,705,224
Securities lending income — affiliated — net	—	230,581	292,662	—
Other income — unaffiliated	549	16,015	13,879	—
Foreign taxes withheld	(1,308)	—	—	(851,337)

Total investment income	2,339,164	19,580,410	24,256,085	33,944,626

EXPENSES
Investment advisory	189,517	1,860,712	1,623,590	1,540,521
Commitment costs	—	—	—	6,035

Total expenses	189,517	1,860,712	1,623,590	1,546,556

Net investment income	2,149,647	17,719,698	22,632,495	32,398,070

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	(1,450,543)	(8,212,267)	(10,167,244)	(42,411,604)
Investments — affiliated	—	2,742	4,360	—
Capital gain distributions from underlying funds — affiliated	—	1	2	5
Foreign currency transactions	71,730	25	(1)	(700,407)
In-kind redemptions — unaffiliated(b)	(401,656)	(1,521,349)	(2,788,907)	961,046

	(1,780,469)	(9,730,848)	(12,951,790)	(42,150,960)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(c)	4,742,959	12,994,148	23,966,481	36,249,903
Investments — affiliated	—	11,563	18,779	—
Foreign currency translations	68	(92)	36	(333,625)

	4,743,027	13,005,619	23,985,296	35,916,278

Net realized and unrealized gain (loss)	2,962,558	3,274,771	11,033,506	(6,234,682)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,112,205	$20,994,469	$33,666,001	$26,163,388

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$—	$—	$—	$(16,143)
(b) See Note 2 of the Notes to Financial Statements.
(c) Net of increase in deferred foreign capital gain tax of	$—	$—	$—	$(4,034)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	77

Statements of Operations  (continued)

Year Ended October 31, 2023

iShares US & Intl High Yield Corp Bond ETF

INVESTMENT INCOME
Dividends — affiliated	$44,755
Interest — unaffiliated	7,971,685
Securities lending income — affiliated — net	124,154
Other income — unaffiliated	712
Foreign taxes withheld	(703)

Total investment income	8,140,603

EXPENSES
Investment advisory	516,366

Total expenses	516,366

Net investment income	7,624,237

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(1,939,892)
Investments — affiliated	(2,268)
Capital gain distributions from underlying funds — affiliated	1
Foreign currency transactions	80,623
In-kind redemptions — unaffiliated(a)	(1,954,323)

(3,815,859)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	3,529,291
Investments — affiliated	8,768
Foreign currency translations	(2,620)

3,535,439

Net realized and unrealized loss	(280,420)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,343,817

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

78	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares International High Yield Bond ETF		iShares J.P. Morgan EM Corporate Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/23	Year Ended 10/31/22
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,149,647	$1,408,096	$17,719,698	$14,229,480
Net realized loss	(1,780,469)	(5,099,669)	(9,730,848)	(34,007,022)
Net change in unrealized appreciation (depreciation)	4,743,027	(10,447,043)	13,005,619	(61,434,431)

Net increase (decrease) in net assets resulting from operations	5,112,205	(14,138,616)	20,994,469	(81,211,973)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(215,619)	(2,017,426)	(17,634,770)	(15,559,902)
Return of capital	—	(85,561)	—	—

Decrease in net assets resulting from distributions to shareholders	(215,619)	(2,102,987)	(17,634,770)	(15,559,902)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	9,148,256	(23,123,187)	125,577,014	(135,692,796)

NET ASSETS
Total increase (decrease) in net assets	14,044,842	(39,364,790)	128,936,713	(232,464,671)
Beginning of year	31,795,755	71,160,545	285,898,273	518,362,944

End of year	$45,840,597	$31,795,755	$414,834,986	$285,898,273

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	79

Statements of Changes in Net Assets (continued)

	iShares J.P. Morgan EM High Yield Bond ETF		iShares J.P. Morgan EM Local Currency Bond ETF
	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/23	Year Ended 10/31/22
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$22,632,495	$24,998,720	$32,398,070	$24,817,042
Net realized loss	(12,951,790)	(43,819,891)	(42,150,960)	(76,305,751)
Net change in unrealized appreciation (depreciation)	23,985,296	(82,734,878)	35,916,278	(58,369,093)

Net increase (decrease) in net assets resulting from operations	33,666,001	(101,556,049)	26,163,388	(109,857,802)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(23,258,290)	(25,663,616)	(3,783,011)	(19,531,059)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	4,748,155	(56,838,898)	102,394,288	(41,512,997)

NET ASSETS
Total increase (decrease) in net assets	15,155,866	(184,058,563)	124,774,665	(170,901,858)
Beginning of year	291,296,548	475,355,111	346,525,482	517,427,340

End of year	$306,452,414	$291,296,548	$471,300,147	$346,525,482

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

80	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares US & Intl High Yield Corp Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$7,624,237	$5,806,839
Net realized loss	(3,815,859)	(5,745,195)
Net change in unrealized appreciation (depreciation)	3,535,439	(21,725,310)

Net increase (decrease) in net assets resulting from operations	7,343,817	(21,663,666)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(7,108,819)	(6,204,063)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	22,404,887	(65,519,501)

NET ASSETS
Total increase (decrease) in net assets	22,639,885	(93,387,230)
Beginning of year	100,077,071	193,464,301

End of year	$122,716,956	$100,077,071

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	81

Financial Highlights

(For a share outstanding throughout each period)

	iShares International High Yield Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19

Net asset value, beginning of year	$39.74	$54.74	$51.94	$51.05	$50.66

Net investment income(a)	2.07	1.38	1.44	1.42	1.51
Net realized and unrealized gain (loss)(b)	4.30	(14.76)	2.18	0.09	0.82

Net increase (decrease) from investment operations	6.37	(13.38)	3.62	1.51	2.33

Distributions(c)
From net investment income	(0.27)	(1.56)	(0.82)	(0.62)	(1.94)
Return of capital	—	(0.06)	—	—	—

Total distributions	(0.27)	(1.62)	(0.82)	(0.62)	(1.94)

Net asset value, end of year	$45.84	$39.74	$54.74	$51.94	$51.05

Total Return(d)
Based on net asset value	16.06%	(25.15)%	6.90%	3.00%	4.85%

Ratios to Average Net Assets(e)
Total expenses	0.40%	0.40%	0.40%	0.40%	0.40%

Net investment income	4.54%	2.92%	2.56%	2.85%	3.03%

Supplemental Data
Net assets, end of year (000)	$45,841	$31,796	$71,161	$46,750	$40,838

Portfolio turnover rate(f)	33%	23%	33%	46%	34%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

82	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares J.P. Morgan EM Corporate Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19

Net asset value, beginning of year	$40.27	$51.32	$51.13	$51.29	$47.68

Net investment income(a)	2.04	1.68	1.75	2.06	2.25
Net realized and unrealized gain (loss)(b)	1.21	(10.93)	0.23	(0.13)	3.61

Net increase (decrease) from investment operations	3.25	(9.25)	1.98	1.93	5.86

Distributions from net investment income(c)	(2.04)	(1.80)	(1.79)	(2.09)	(2.25)

Net asset value, end of year	$41.48	$40.27	$51.32	$51.13	$51.29

Total Return(d)
Based on net asset value	8.06%	(18.42)%	3.88%	3.94%	12.57%

Ratios to Average Net Assets(e)
Total expenses	0.50%	0.50%	0.50%	0.50%	0.50%

Net investment income	4.76%	3.62%	3.36%	4.08%	4.51%

Supplemental Data
Net assets, end of year (000)	$414,835	$285,898	$518,363	$214,731	$166,685

Portfolio turnover rate(f)	25%	18%	16%	25%	21%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	83

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares J.P. Morgan EM High Yield Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19

Net asset value, beginning of year	$32.19	$43.61	$43.06	$46.63	$45.29

Net investment income(a)	2.41	2.34	2.43	2.52	2.66
Net realized and unrealized gain (loss)(b)	1.37	(11.36)	0.68	(3.54)	1.93

Net increase (decrease) from investment operations	3.78	(9.02)	3.11	(1.02)	4.59

Distributions from net investment income(c)	(2.48)	(2.40)	(2.56)	(2.55)	(3.25)

Net asset value, end of year	$33.49	$32.19	$43.61	$43.06	$46.63

Total Return(d)
Based on net asset value	11.82%	(21.35)%	7.16%	(2.08)%	10.51%

Ratios to Average Net Assets(e)
Total expenses	0.50%	0.50%	0.50%	0.50%	0.50%

Total expenses after fees waived	0.50%	0.50%	0.49%	0.48%	0.50%

Net investment income	6.97%	6.13%	5.40%	5.75%	5.75%

Supplemental Data
Net assets, end of year (000)	$306,452	$291,297	$475,355	$303,584	$333,378

Portfolio turnover rate(f)	20%	16%	23%	65%	32%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

84	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares J.P. Morgan EM Local Currency Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19

Net asset value, beginning of year	$32.09	$41.73	$41.68	$45.43	$43.24

Net investment income(a)	2.25	1.95	2.06	2.29	3.09
Net realized and unrealized gain (loss)(b)	0.61	(10.06)	(2.01)	(4.11)	0.59

Net increase (decrease) from investment operations	2.86	(8.11)	0.05	(1.82)	3.68

Distributions from net investment income(c)	(0.30)	(1.53)	—	(1.93)	(1.49)

Net asset value, end of year	$34.65	$32.09	$41.73	$41.68	$45.43

Total Return(d)
Based on net asset value	8.92%	(20.04)%	0.12%	(4.20)%	8.75%

Ratios to Average Net Assets(e)
Total expenses	0.30%	0.30%	0.30%	0.30%	0.30%

Net investment income	6.31%	5.37%	4.72%	5.46%	6.95%

Supplemental Data
Net assets, end of year (000)	$471,300	$346,525	$517,427	$500,100	$536,078

Portfolio turnover rate(f)	45%	47%	29%	43%	44%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	85

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares US & Intl High Yield Corp Bond ETF

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19

Net asset value, beginning of year	$40.03	$49.61	$47.80	$48.97	$48.03

Net investment income(a)	2.47	2.02	2.09	2.21	2.42
Net realized and unrealized gain (loss)(b)	0.71	(9.53)	1.99	(1.27)	1.17

Net increase (decrease) from investment operations	3.18	(7.51)	4.08	0.94	3.59

Distributions from net investment income(c)	(2.30)	(2.07)	(2.27)	(2.11)	(2.65)

Net asset value, end of year	$40.91	$40.03	$49.61	$47.80	$48.97

Total Return(d)
Based on net asset value	7.93%	(15.46)%	8.56%	2.04%	7.74%

Ratios to Average Net Assets(e)
Total expenses	0.40%	0.40%	0.40%	0.40%	0.40%

Net investment income	5.91%	4.48%	4.16%	4.65%	5.02%

Supplemental Data
Net assets, end of year (000)	$122,717	$100,077	$193,464	$176,851	$176,300

Portfolio turnover rate(f)	19%	16%	31%	33%	24%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

86	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.    ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

International High Yield Bond	Diversified
J.P. Morgan EM Corporate Bond	Diversified
J.P. Morgan EM High Yield Bond	Diversified(a)
J.P. Morgan EM Local Currency Bond	Non-diversified
US & Intl High Yield Corp Bond	Diversified

(a)	The Fund’s classification changed from non-diversified to diversified during the reporting period.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest are recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Foreign governments and their agencies may enact policies that delay or place limits on repatriation of local currency to U.S. dollars. Market quoted rates for immediate currency settlement may have access or transaction volume restrictions that are insufficient to convert a significant portion of iShares J.P. Morgan EM Local Currency Bond ETF’s local currency denominated assets and liabilities to U.S. dollars. When these events occur, the rates utilized to translate a foreign currency to U.S. dollars will be determined by BlackRock Fund Advisors (“BFA”), iShares J.P. Morgan EM Local Currency Bond ETF’s investment adviser, with assistance from other BlackRock pricing committees on a quarterly basis.

Monetary policies enacted by government agencies in Egypt limiting their local currency’s repatriation to safeguard U.S. dollar reserves, significantly impact iShares J.P. Morgan EM Local Currency Bond ETF’s ability to convert local denominated assets and liabilities amounts to U.S. dollars using quoted immediate currency settlement rates. As of October 31, 2023 iShares J.P. Morgan EM Local Currency Bond ETF’s assets and liabilities denominated in Egyptian pound use the 12-month non-deliverable forward rate.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends

N O T E S T O F I N A N C I A L S T A T E M E N T S	87

Notes to Financial Statements  (continued)

are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income, net realized capital gains and/or return of capital for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

The portion of distributions that exceeds each Fund’s current and accumulated earning and profits will constitute a non-taxable return of capital. Distributions in excess of each Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to the Fund’s shareholders and will not constitute non-taxable returns of capital. Return of capital distributions will reduce a shareholder’s cost basis and will result in higher capital gains or lower capital losses when each Fund’s shares on which distributions were received are sold. Once a shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gains.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.    INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Company (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

88	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.    SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

N O T E S T O F I N A N C I A L S T A T E M E N T S	89

Notes to Financial Statements  (continued)

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount
J.P. Morgan EM Corporate Bond
Barclays Bank PLC	$2,159,145	$(2,159,145)	$—		$—
Barclays Capital, Inc.	2,131,078	(2,131,078)	—		—
BMO Capital Markets Corp.	739,410	(739,410)	—		—
BNP Paribas SA	1,757,448	(1,757,448)	—		—
BofA Securities, Inc.	2,000,938	(2,000,938)	—		—
Citigroup Global Markets, Inc.	572,274	(572,274)	—		—
Credit Suisse Securities (USA) LLC	135,903	(135,903)	—		—
Deutsche Bank Securities, Inc.	291,791	(291,791)	—		—
HSBC Securities (USA), Inc.	495,447	(495,447)	—		—
J.P. Morgan Securities LLC	3,304,556	(3,304,556)	—		—
Jefferies LLC	1,569,504	(1,569,504)	—		—
Morgan Stanley	1,227,584	(1,227,584)	—		—
Nomura Securities International, Inc.	1,325,667	(1,325,667)	—		—
Pershing LLC	756,757	(756,757)	—		—
Wells Fargo Securities LLC	1,887,178	(1,887,178)	—		—

	$20,354,680	$(20,354,680)	$—		$—

J.P. Morgan EM High Yield Bond
Barclays Bank PLC	$2,777,572	$(2,777,572)	$—		$—
Barclays Capital, Inc.	2,088,899	(2,088,899)	—		—
BNP Paribas SA	6,142,619	(6,142,619)	—		—
BofA Securities, Inc.	5,603,866	(5,603,866)	—		—
Citigroup Global Markets, Inc.	329,109	(329,109)	—		—
Credit Suisse Securities (USA) LLC	68,368	(68,368)	—		—
Goldman Sachs & Co. LLC	984,387	(984,387)	—		—
J.P. Morgan Securities LLC	7,996,396	(7,996,396)	—		—
Jefferies LLC	1,295,482	(1,295,482)	—		—
Morgan Stanley	3,975,685	(3,975,685)	—		—
Nomura Securities International, Inc.	1,929,664	(1,929,664)	—		—
Pershing LLC	2,226,810	(2,226,810)	—		—
Scotia Capital (USA), Inc.	1,187,678	(1,187,678)	—		—
UBS AG	1,665	(1,665)	—		—
UBS Securities LLC	117,098	(117,098)	—		—
Wells Fargo Securities LLC	61,967	(61,967)	—		—

	$36,787,265	$(36,787,265)	$—		$—

US & Intl High Yield Corp Bond
Barclays Bank PLC	$646,208	$(646,208)	$—		$—
Barclays Capital, Inc.	366,660	(366,660)	—		—
BMO Capital Markets Corp.	276,497	(276,497)	—		—
BNP Paribas SA	3,564,970	(3,564,970)	—		—
BofA Securities, Inc.	255,774	(255,774)	—		—
Citadel Clearing LLC	243,383	(243,383)	—		—
Citigroup Global Markets, Inc.	148,418	(148,418)	—		—
Deutsche Bank Securities, Inc.	414,200	(414,200)	—		—
Goldman Sachs & Co. LLC	2,529,433	(2,529,433)	—		—
J.P. Morgan Securities LLC	1,468,233	(1,468,233)	—		—
Jefferies LLC	102,659	(102,659)	—		—
Morgan Stanley	790,485	(790,485)	—		—
Nomura Securities International, Inc.	271,696	(271,696)	—		—
Pershing LLC	50,483	(50,483)	—		—
RBC Capital Markets LLC	1,621,871	(1,621,871)	—		—
Scotia Capital (USA), Inc.	454,104	(454,104)	—		—
State Street Bank & Trust Co.	1,284,169	(1,284,169)	—		—
Toronto-Dominion Bank	221,376	(221,376)	—		—
Wells Fargo Securities LLC	99,971	(99,971)	—		—

	$14,810,590	$(14,810,590)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

90	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.    INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees

International High Yield Bond	0.40%
J.P. Morgan EM Corporate Bond	0.50
J.P. Morgan EM High Yield Bond	0.50
J.P. Morgan EM Local Currency Bond	0.30
US & Intl High Yield Corp Bond	0.40

Sub-Adviser: BFA has entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of BFA, under which BFA pays BIL for services it provides to the iShares International High Yield Bond ETF, iShares J.P. Morgan EM Corporate Bond ETF, iShares J.P. Morgan EM High Yield Bond ETF, iShares J.P. Morgan EM Local Currency Bond ETF and iShares US & Intl High Yield Corp Bond ETF. BFA has entered into a separate sub-advisory agreement with BlackRock (Singapore) Limited (“BRS”, together with BlackRock International Limited, the “Sub-Advisers”), both affiliates of BFA, under which BFA pays BRS for services it provides to the iShares J.P. Morgan EM Local Currency Bond ETF.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended October 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts

J.P. Morgan EM Corporate Bond	$58,439
J.P. Morgan EM High Yield Bond	77,050
US & Intl High Yield Corp Bond	34,378

N O T E S T O F I N A N C I A L S T A T E M E N T S	91

Notes to Financial Statements  (continued)

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.    PURCHASES AND SALES

For the year ended October 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

International High Yield Bond	$16,545,417	$15,055,449
J.P. Morgan EM Corporate Bond	94,875,793	89,248,510
J.P. Morgan EM High Yield Bond	62,670,032	63,480,638
J.P. Morgan EM Local Currency Bond	288,788,566	219,635,059
US & Intl High Yield Corp Bond	24,058,712	23,435,815

For the year ended October 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

International High Yield Bond	$17,868,817	$8,956,718
J.P. Morgan EM Corporate Bond	148,407,591	31,980,699
J.P. Morgan EM High Yield Bond	24,608,227	21,186,206
J.P. Morgan EM Local Currency Bond	82,713,743	31,402,046
US & Intl High Yield Corp Bond	66,156,292	44,306,649

7.    INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2023, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

International High Yield Bond	$(401,656)	$401,656
J.P. Morgan EM Corporate Bond	(1,567,441)	1,567,441
J.P. Morgan EM High Yield Bond	(2,950,214)	2,950,214
J.P. Morgan EM Local Currency Bond	(201,762)	201,762
US & Intl High Yield Corp Bond	(1,953,449)	1,953,449

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/23	Year Ended 10/31/22

International High Yield Bond
Ordinary income	$215,619	$2,017,426
Return of capital	—	85,561

	$215,619	$2,102,987

J.P. Morgan EM Corporate Bond
Ordinary income	$17,634,770	$15,559,902

92	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

iShares ETF	Year Ended 10/31/23	Year Ended 10/31/22

J.P. Morgan EM High Yield Bond
Ordinary income	$23,258,290	$25,663,616

J.P. Morgan EM Local Currency Bond
Ordinary income	$3,783,011	$19,531,059

US & Intl High Yield Corp Bond
Ordinary income	$7,108,819	$6,204,063

As of October 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total

International High Yield Bond	$1,280,029	$(6,322,936)	$(6,006,177)	$(11,049,084)
J.P. Morgan EM Corporate Bond	2,019,357	(31,514,702)	(51,908,621)	(81,403,966)
J.P. Morgan EM High Yield Bond	1,987,433	(91,363,810)	(81,056,502)	(170,432,879)
J.P. Morgan EM Local Currency Bond	6,390,257	(75,603,562)	(82,392,884)	(151,606,189)
US & Intl High Yield Corp Bond	535,536	(10,497,599)	(15,516,234)	(25,478,297)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the classification of investments and the accrual of income on securities in default.

As of October 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

International High Yield Bond	$50,468,028	$254,771	$(6,247,737)	$(5,992,966)
J.P. Morgan EM Corporate Bond	485,185,697	925,069	(52,833,607)	(51,908,538)
J.P. Morgan EM High Yield Bond	422,996,397	1,023,634	(82,080,130)	(81,056,496)
J.P. Morgan EM Local Currency Bond	561,110,288	3,952,581	(85,599,707)	(81,647,126)
US & Intl High Yield Corp Bond	151,287,429	453,292	(15,957,800)	(15,504,508)

8.    LINE OF CREDIT

The iShares J.P. Morgan EM Local Currency Bond ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on October 16, 2024. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the year ended October 31, 2023, the Fund did not borrow under the Syndicated Credit Agreement.

9.    PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

N O T E S T O F I N A N C I A L S T A T E M E N T S	93

Notes to Financial Statements  (continued)

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore each Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by each Fund, and each Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Each Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the the Funds invest.

94	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has recently been raising the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Funds’ performance.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The Funds may be exposed to financial instruments that recently transitioned from, or continue to be tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. SOFR has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/23		Year Ended 10/31/22

iShares ETF	Shares	Amount	Shares	Amount

International High Yield Bond
Shares sold	400,000	$18,331,323	—	$—
Shares redeemed	(200,000)	(9,183,067)	(500,000)	(23,123,187)

	200,000	$9,148,256	(500,000)	$(23,123,187)

N O T E S T O F I N A N C I A L S T A T E M E N T S	95

Notes to Financial Statements  (continued)

	Year Ended 10/31/23		Year Ended 10/31/22

iShares ETF	Shares	Amount	Shares	Amount

J.P. Morgan EM Corporate Bond
Shares sold	3,700,000	$159,296,527	1,100,000	$53,884,330
Shares redeemed	(800,000)	(33,719,513)	(4,100,000)	(189,577,126)

	2,900,000	$125,577,014	(3,000,000)	$(135,692,796)

J.P. Morgan EM High Yield Bond
Shares sold	750,000	$26,852,043	2,400,000	$98,689,988
Shares redeemed	(650,000)	(22,103,888)	(4,250,000)	(155,528,886)

	100,000	$4,748,155	(1,850,000)	$(56,838,898)

J.P. Morgan EM Local Currency Bond
Shares sold	6,800,000	$242,603,715	4,200,000	$161,169,803
Shares redeemed	(4,000,000)	(140,209,427)	(5,800,000)	(202,682,800)

	2,800,000	$102,394,288	(1,600,000)	$(41,512,997)

US & Intl High Yield Corp Bond
Shares sold	1,600,000	$68,162,901	500,000	$21,399,097
Shares redeemed	(1,100,000)	(45,758,014)	(1,900,000)	(86,918,598)

	500,000	$22,404,887	(1,400,000)	$(65,519,501)

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.    SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

96	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

iShares, Inc. and Shareholders of each of the five funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (five of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2023 and each of the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

iShares International High Yield Bond ETF

iShares J.P. Morgan EM Corporate Bond ETF

iShares J.P. Morgan EM High Yield Bond ETF

iShares J.P. Morgan EM Local Currency Bond ETF

iShares US & Intl High Yield Corp Bond ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	97

Important Tax Information  (unaudited)

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended October 31, 2023:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

International High Yield Bond	$2,158,604	$1,308
J.P. Morgan EM Corporate Bond	18,324,291	—
J.P. Morgan EM High Yield Bond	23,576,503	—
J.P. Morgan EM Local Currency Bond	34,704,793	835,593

The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended October 31, 2023:

iShares ETF	Federal Obligation Interest

J.P. Morgan EM Corporate Bond	$75,388
J.P. Morgan EM High Yield Bond	55,700
J.P. Morgan EM Local Currency Bond	44,597
US & Intl High Yield Corp Bond	26,819

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended October 31, 2023:

iShares ETF	Interest Dividends

International High Yield Bond	$1,488,243
J.P. Morgan EM Corporate Bond	16,597,590
J.P. Morgan EM High Yield Bond	21,298,657
J.P. Morgan EM Local Currency Bond	11,048,930
US & Intl High Yield Corp Bond	7,368,412

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended October 31, 2023:

iShares ETF	Interest-Related Dividends

International High Yield Bond	$183,050
J.P. Morgan EM Corporate Bond	1,042,451
J.P. Morgan EM High Yield Bond	444,189
J.P. Morgan EM Local Currency Bond	69,758
US & Intl High Yield Corp Bond	4,869,599

98	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares International HighYield Bond ETF, iShares J.P. Morgan EM Corporate Bond ETF, iShares J.P. Morgan EM HighYield Bond ETF, iShares US & Intl HighYield Corp Bond ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited, (together the “Advisory Agreements”), on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreements for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA and BlackRock International Limited; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreements are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board further noted that BFA pays BlackRock International Limited for sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement(s).

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA and BlackRock International Limited under the Advisory Agreements for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, including those of the Sub-Advisor(s), as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding investment performance, investment and risk management

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	99

Board Review and Approval of Investment Advisory Contract  (continued)

processes and strategies for BFA and BlackRock International Limited, which were provided at the May 2, 2023 meeting and throughout the year and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreements and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA

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(including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreements for the coming year.

iShares J.P. Morgan EM Local Currency Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited and BlackRock (Singapore) Limited, (together the “Advisory Agreements”), on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreements for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA and BlackRock International Limited and BlackRock (Singapore) Limited; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreements are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board further noted that BFA pays BlackRock International Limited and BlackRock (Singapore) Limited for sub-advisory services, and that are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement(s).

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA and BlackRock International Limited and BlackRock (Singapore) Limited under the Advisory Agreements for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related

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Board Review and Approval of Investment Advisory Contract  (continued)

programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, including those of the Sub-Advisor(s), as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding investment performance, investment and risk management processes and strategies for BFA and BlackRock International Limited and BlackRock (Singapore) Limited, which were provided at the May 2, 2023 meeting and throughout the year and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreements and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment

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Board Review and Approval of Investment Advisory Contract  (continued)

operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreements for the coming year.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2023

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

J.P. Morgan EM High Yield Bond	$2.483877	$—	$—	$2.483877	100%	—%	—%	100%
US & Intl High Yield Corp Bond	2.296498	—	—	2.296498	100	—	—	100

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, ( “AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, the Company is only required to comply with certain disclosure, reporting and transparency obligations of AIFMD because it has registered the iShares J.P. Morgan EM High Yield Bond ETF and iShares J.P. Morgan EM Local Currency Bond ETF (the “Funds”) to be marketed to investors in the EU and/or UK.

Report on Remuneration

The Company is required under AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Funds is included in the aggregate figures disclosed.

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Funds, a significant percentage of variable remuneration is deferred over time. All employees are subject to a clawback policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

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Supplemental Information (unaudited) (continued)

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company. Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2022 was USD 4.12 million. This figure is comprised of fixed remuneration of USD 685 thousand and variable remuneration of USD 3.44 million. There was a total of 8 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2022, to its senior management was USD 2.96 million, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company or its funds was USD 970 thousand. These figures relate to the entire Company and not to the Funds.

Disclosures Under the EU Sustainable Finance Disclosure Regulation

The iShares J.P. Morgan EM High Yield Bond ETF and iShares J.P. Morgan EM Local Currency Bond ETF (the “Funds”) are registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

Each Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, each Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.

S U P P L E M E N T A L I N F O R M A T I O N	105

Director and Officer Information (unaudited)

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFAor its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 404 funds as of October 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (1957)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (1970)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares U.S. ETF Trust (since 2019); Trustee of iShares Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (1955)	Director (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares U.S. ETF Trust (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

Cecilia H. Herbert (1949)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Director of the Jackson Hole Center for the Arts (since 2021); Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005).

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Director and Officer Information (unaudited) (continued)

Independent Directors (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Drew E. Lawton (1959)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (1964)	Director (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).	Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	107

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Glossary of Terms Used in this Report

Currency Abbreviation

BRL	Brazilian Real

CAD	Canadian Dollar

CLP	Chilean Peso

CNY	Chinese Yuan

COP	Colombian Peso

CZK	Czech Koruna

DOP	Dominican Peso

EGP	Egyptian Pound

EUR	Euro

GBP	British Pound

HUF	Hungarian Forint

IDR	Indonesian Rupiah

MXN	Mexican Peso

MYR	Malaysian Ringgit

PEN	Peru Nuevo Sol

PLN	Polish Zloty

RON	Romanian Leu

RSD	Serbian Dinar

THB	Thai Baht

TRY	Turkish Lira

USD	United States Dollar

UYU	Uruguayan Peso

ZAR	South African Rand

Portfolio Abbreviation

JSC	Joint Stock Company

Portfolio Abbreviation

CAB	Capital Appreciation Bonds

CJSC	Closed Joint Stock Company

CMT	Constant Maturity Treasury

EURIBOR	Euro Interbank Offered Rate

LIBOR	London Interbank Offered Rate

PIK	Payment-in-kind

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

SOFR	Secured Overnight Financing Rate

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	109

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Want to know more?

iShares.com    |    1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by JPMorgan Chase & Co., Markit Indices Limited or Morningstar, Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1002-1023

(b) Not Applicable

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the registrant has not amended the code of ethics and there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the five series of the registrant for which the fiscal year-end is October 31, 2023 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a) Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $78,000 for the fiscal year ended October 31, 2022 and $82,000 for the fiscal year ended October 31, 2023.

(b) Audit-Related Fees – There were no fees billed for the fiscal years ended October 31, 2022 and October 31, 2023 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c) Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $48,500 for the fiscal year ended October 31, 2022 and $48,500 for the fiscal year ended October 31, 2023. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d) All Other Fees – There were no other fees billed in each of the fiscal years ended October 31, 2022 and October 31, 2023 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e) (1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $48,500 for the fiscal year ended October 31, 2022 and $48,500 for the fiscal year ended October 31, 2023.

(h) The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

(i) Not Applicable

(j) Not Applicable

Item 5.	Audit Committee of Listed Registrants.

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, Cecilia H. Herbert and Madhav V. Rajan.

(b)     Not applicable.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Recovery of Erroneously Awarded Compensation.

Not applicable

Item 14.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable.

(a) (4) Change in Registrant’s independent public accountant – Not Applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares, Inc.

By:	/s/ Dominik Rohe
Dominik Rohe, President (Principal Executive Officer)

Date: December 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Dominik Rohe
Dominik Rohe, President (Principal Executive Officer)

Date: December 21, 2023

By:	/s/ Trent Walker
Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: December 21, 2023